[FINPRO LETTERHEAD]



July 18, 1997

Board of Directors
First Security Federal Savings Bank
936 North Western Avenue
Chicago, IL 60622

Dear Board Members:

We hereby consent to the use of our firm's name, FinPro, Inc. ("FinPro") in the Form AC Application for Conversion and the prospectus included therein filed by First Security Federal Savings Bank and any amendments thereto, for the Valuation Appraisal Report ("Report") regarding the valuation of First Security Federal Savings Bank provided by FinPro, and our opinion regarding subscription rights filed as exhibits to the Form AC referred to above. We also consent to the use of our firm's name and the inclusion of, summary of and references to our Report and Opinion in the prospectus of First Security Federal Savings Bank and any amendments thereto.


                                    Very Truly Yours,

                                    /s/ Donald J. Musso

                                    Donald J. Musso

Liberty Corner, New Jersey
July 18, 1997

                                 [FINPRO LETTERHEAD]



July 18, 1997

Board of Directors
First Security Federal Savings Bank
936 North Western Avenue
Chicago, IL 60622

Dear Board Members:

All capitalized terms not otherwise defined in this letter have the meanings given such terms in the Plan of Conversion and Agreement and Plan of Reorganization (the "Plan") adopted by the Board of Directors of First Security Federal Savings Bank (the "Bank"), whereby the Bank will convert from a federally chartered mutual savings institution to a federally chartered stock savings institution and issue shares of Common Stock in a Subscription and Community Offering.

We understand that in accordance with the Plan, Subscription Rights to purchase shares of the Company's Common Stock are to be issued to (i) Eligible Account Holders; (ii) Supplemental Eligible Account Holders; (iii) Other Members and ;
(iv) Directors, Officers and Employees, collectively referred to as the "Recipients". Based solely on our observation that the Subscription Rights will be available to such Recipients without cost, will be legally non-transferable and of short duration, and will afford the Recipients the right only to purchase shares of Common Stock at the same price as will be paid by members of the general public in the Direct Community Offering, but without undertaking any independent investigation of state or federal law or the position of the Internal Revenue Service with respect to this issue, we are of the belief that:

     (1)  the Subscription Rights will have no ascertainable market value; and

     (2) the price at which the Subscription Rights are excercisable will not be more or less than the pro forma market value of the shares upon issuance.

Changes in the local and national economy, the legislative and regulatory environment, the stock market, interest rates, and other external forces (such as natural disasters or significant world events) may occur from time to time, often with great unpredictability and may materially impact the value of thrift stocks as a whole or the Bank's value alone. Accordingly, no assurance can be given that persons who subscribe to shares of Common Stock in the offering will thereafter be able to buy or sell such shares at the same price paid in the Subscription Offering.

                                            Very Truly Yours,
                                            FinPro, Inc.

                                            /s/ Donald J. Musso

                                            Donald J. Musso
                                            President

                               RB 20 Certification

1. FinPro, Inc. and Donald J. Musso (President) hereby certifies that neither party has been the subject of any criminal, civil or administrative judgments, consents, undertakings or orders, or any past or ongoing indictments, formal investigations, examinations, or administrative proceedings (excluding routine or customary audits, inspections and investigations) issued by any federal or state court, any department, agency, or commission of the U.S. Government, any state or municipality, any self-regulatory trade or professional organization, or any foreign government or governmental entity, which involve:

     (i) commission of a felony, fraud, moral turpitude, dishonesty or breach of trust;

     (ii) violation of securities or commodities laws or regulations;

     (iii) violation of depository institution laws or regulations;

     (iv) violation of housing authority laws or regulations;

     (v) violation of the rules, regulations, codes of conduct or ethics of a self-regulatory trade or professional organization;

     (vi) adjudication of bankruptcy or insolvency or appointment of a receiver, conservator, trustee, referee, or guardian.

2.   FinPro, Inc. and Donald J. Musso have never filed:

     (i) any application relating to the organization of or obtaining insurance of accounts for a bank, savings bank, or savings and loan association;

     (ii) an application to acquire any of the foregoing under the Savings and Loan Holding Company Act or the Bank Holding Company Act;

     (iii)a notice relating to a change in control of any of the foregoing under the Change in Savings and Loan Control Act; or

     (iv) an application to acquire a foreign bank or parent thereof;

          which was denied, or was withdrawn by FinPro, Inc. after receipt of formal or informal notice of a recommendation of denial.

3. FinPro, Inc. and Donald J. Musso do not hold any equity securities of an insured institution or holding company thereof, other than the institution or institution or company that is the subject of the application.

4.   FinPro,  Inc. and Donald J. Musso have no  investments in other savings and
     loan   associations  in  excess  of  the  levels  permitted  under  Section
     10(e)(1)(A)(iii) of the Homeowners' Loan Act.

5. FinPro, Inc. and Donald J. Musso have disclosed the debts of all companies, partnerships, and joint ventures in which either party has a controlling interest of 25 percent or more.

I hereby certify that the statements I have made herein are true, complete, and correct to the best of my knowledge and belief.

            On behalf of FinPro, Inc           On behalf of Donald J. Musso



Date

            /s/ Donald J. Musso                Donald J. Musso
            ---------------------              ---------------------
            Donald J. Musso, President         Donald J. Musso

            FinPro, Inc.                       Individual

                            Affidavit of Independence

FinPro, Inc. ("FinPro") hereby certifies that:

(1)  The  pro-forma   market  value  of  First  Security  Federal  Savings  Bank represents FinPro's independent judgement;

(2) The amount of remuneration is not related to the final value estimated by FinPro in its appraisal report;

(3) FinPro is independent and has fully disclosed in a written statement to the OTS any relationships that may have a material bearing upon the question of independence;

(4) The indemnity agreement between FinPro and First Security Federal Savings Bank has been fully disclosed in a written statement to the OTS; and

(5) FinPro has not been unduly influenced by the converting association, the selling agent, the applicants law firm or any other agent connected with the conversion.

I hereby certify that the statements I have made herein are true, complete, and correct to the best of my knowledge and belief.

Date                                 Applicant


                                     /s/ Donald J. Musso
July 15, 1997                        --------------------------
                                     Donald J. Musso, President

                                     FinPro, Inc.



                                     Witnessed


                                     /s/ Robert C. Ahrens
June 15, 1997                        --------------------------

                                     Sealed

                                Table of Contents
                       First Security Federal Savings Bank
                                Chicago, Illinois

INTRODUCTION                                                              1


1. OVERVIEW AND FINANCIAL ANALYSIS                                        3


   GENERAL OVERVIEW                                                       3
   STRATEGIC DIRECTION                                                    4
   BALANCE SHEET TRENDS                                                   5
   LOAN PORTFOLIO                                                         8
   SECURITIES                                                            11
   INVESTMENTS AND MORTGAGE-BACKED SECURITIES                            12
   ASSET QUALITY                                                         14
   FUNDING COMPOSITION                                                   17
   ASSET/LIABILITY MANAGEMENT                                            20
   NET WORTH AND CAPITAL                                                 21
   INCOME AND EXPENSE TRENDS                                             22
   SUBSIDIARIES                                                          26
   LEGAL PROCEEDINGS                                                     26


2. MARKET AREA ANALYSIS                                                  27


   BRANCH FACILITIES                                                     28
   MARKET AREA DEMOGRAPHICS                                              29
   MARKET AREA DEPOSIT CHARACTERISTICS                                   30


3. COMPARISONS WITH PUBLICLY TRADED THRIFTS                              33


   INTRODUCTION                                                          33
   SELECTION SCREENS                                                     33
   SELECTION CRITERIA                                                    34
   COMPARABLE GROUP PROFILES                                             37
   CORPORATE DATA                                                        42
   KEY FINANCIAL DATA                                                    43
   CAPITAL DATA                                                          44
   ASSET QUALITY DATA                                                    45
   PROFITABILITY DATA                                                    46
   INCOME STATEMENT DATA                                                 47
   GROWTH DATA                                                           48
   MARKET CAPITALIZATION DATA                                            49
   DIVIDEND DATA                                                         50
   PRICING DATA                                                          51

4. MARKET VALUE DETERMINATION                                            52


   INTRODUCTION                                                          52
   FINANCIAL STRENGTH                                                    53
   EARNINGS QUALITY, PREDICTABILITY AND GROWTH                           55
   MARKET AREA                                                           59
   MANAGEMENT                                                            60
   DIVIDENDS                                                             61
   LIQUIDITY OF THE ISSUE                                                62
   SUBSCRIPTION INTEREST                                                 63
   RECENT REGULATORY MATTERS                                             64
   MARKET FOR SEASONED THRIFT STOCKS                                     65
   ACQUISITION  MARKET                                                   69
   ADJUSTMENTS TO VALUE                                                  75
   VALUATION APPROACH                                                    76
   VALUATION CONCLUSION                                                  79

                                 List of Figures
                       First Security Federal Savings Bank
                                Chicago, Illinois

FIGURE 1 - CURRENT BRANCH LIST                                              3
FIGURE 2 - HISTORICAL TIMELINE                                              4
FIGURE 3 - ASSET AND RETAINED EARNINGS CHART                                5
FIGURE 4 - AVERAGE YIELDS AND COSTS                                         6
FIGURE 5 - KEY BALANCE SHEET DATA                                           7
FIGURE 6 - KEY OPERATIONS DATA                                              7
FIGURE 7 - LOAN MIX AS OF APRIL 30, 1997 CHART                              8
FIGURE 8 - NET LOANS RECEIVABLE CHART                                       9
FIGURE 9 - LOAN MIX                                                        10
FIGURE 10 - SECURITIES CHART                                               11
FIGURE 11 - INVESTMENT MIX                                                 12
FIGURE 12 - INVESTMENT PORTFOLIO MATURITY                                  12
FIGURE 13 - MBS PORTFOLIO                                                  13
FIGURE 14 - MBS PORTFOLIO MATURITY                                         13
FIGURE 15 - NON-PERFORMING ASSETS CHART                                    14
FIGURE 16 - NON-PERFORMING LOANS                                           15
FIGURE 17 - ALLOWANCE FOR POSSIBLE LOAN AND LEASE LOSSES CHART             16
FIGURE 18 - DEPOSIT MIX                                                    17
FIGURE 19 - DEPOSIT AND BORROWING TREND CHART                              18
FIGURE 20 - TIME DEPOSITS MATURITY SCHEDULE                                19
FIGURE 21 - NPV ANALYSIS CHART                                             20
FIGURE 22 - CAPITAL ANALYSIS                                               21
FIGURE 23 - NET INCOME CHART                                               22
FIGURE 24 - SPREAD AND MARGIN CHART                                        23
FIGURE 25 - INCOME STATEMENT TRENDS                                        24
FIGURE 26 - PROFITABILITY TREND CHART                                      25
FIGURE 27 - TARGET MARKETS                                                 27
FIGURE 28 - BRANCH FACILITY TABLE                                          28
FIGURE 29 - POPULATION & HOUSEHOLD DEMOGRAPHICS                            29
FIGURE 30 - DEPOSIT TRENDS AND MARKET SHARE TABLE                          30
FIGURE 31 - DEPOSIT TRENDS AND MARKET SHARE TABLE                          31
FIGURE 32 - DEPOSIT TRENDS AND MARKET SHARE TABLE                          31
FIGURE 33 - DEPOSIT TRENDS AND MARKET SHARE TABLE                          32
FIGURE 34 - KEY FINANCIAL INDICATORS                                       40
FIGURE 35 - COMPARABLE CORPORATE DATA                                      42
FIGURE 36 - COMPARABLE KEY FINANCIAL DATA                                  43
FIGURE 37 - COMPARABLE CAPITAL DATA                                        44
FIGURE 38 - COMPARABLE ASSET QUALITY DATA                                  45
FIGURE 39 - COMPARABLE PROFITABILITY DATA                                  46
FIGURE 40 - COMPARABLE INCOME STATEMENT DATA                               47
FIGURE 41 - COMPARABLE GROWTH DATA                                         48
FIGURE 42 - COMPARABLE MARKET CAPITALIZATION DATA                          49
FIGURE 43 - COMPARABLE DIVIDEND DATA                                       50
FIGURE 44 - COMPARABLE PRICING DATA                                        51
FIGURE 45 - NET INCOME CHART                                               56
FIGURE 46 - SPREAD AND MARGIN CHART                                        57
FIGURE 47 - SNL THRIFT INDEX CHART                                         65

FIGURE 48 - HISTORICAL SNL INDEX                                           66
FIGURE 49 - EQUITY INDICES                                                 67
FIGURE 50 - HISTORICAL RATES                                               68
FIGURE 51 - DEALS FOR LAST FIVE QUARTERS                                   69
FIGURE 52 - CURRENT THRIFT ACQUISITION MULTIPLES, PRICE TO BOOK            70
FIGURE 53 - CURRENT THRIFT ACQUISITION MULTIPLES, PRICE TO
            TANGIBLE BOOK                                                  71
FIGURE 54 - THRIFT ACQUISITION MULTIPLES, PRICE TO EARNINGS                71
FIGURE 55 - CURRENT THRIFT ACQUISITION MULTIPLES, PRICE TO ASSETS          72
FIGURE 56 - CURRENT THRIFT ACQUISITION MULTIPLES, PRICE TO DEPOSITS        72
FIGURE 57 - DEAL MULTIPLES                                                 73
FIGURE 58 - ILLINOIS THRIFT ACQUISITION TABLE                              73
FIGURE 59 - VALUE RANGE OFFERING DATA                                      77
FIGURE 60 - COMPARABLE PRICING MULTIPLES                                   78
FIGURE 61 - RECENT STANDARD CONVERSION MULTIPLES                           78
FIGURE 62 - ADJUSTED SUPERMAX TO RECENT CONVERSION COMPARISON              78

                                List of Exhibits
                       First Security Federal Savings Bank
                                Chicago, Illinois

Exhibit
- -------

1    Consolidated Balance Sheets

2    Consolidated Statements of Income

3    Consolidated Statements of Equity

4    Consolidated Statements of Cash Flows

5    Selected Data on all Public Thrifts, Illinois Thrifts, and Comparables

6    Market Multiples - All Public Thrifts, Illinois Thrifts, and Comparables

7    Standard Conversions - 1996-to-Date - Selected Market Data

8    Appraisal  April  30,  1997 12  Months  Data No  Foundation  With  Earnings
     Adjustment

9    Appraisal  April 30,  1997 12 Months  Data With  Foundation  With  Earnings
     Adjustment

10   Appraisal  December  31,  1996 12 Months  Data No  Foundation  No  Earnings
     Adjustment

11 Appraisal December 31, 1996 12 Months Data With Foundation No Earnings Adjustment

12   Appraisal April 30, 1997 4 Months Data No Foundation No Earnings Adjustment

13   Appraisal  April  30,  1997 4  Months  Data  With  Foundation  No  Earnings
     Adjustment

14   Profile of FinPro, Inc.

Conversion Valuation Appraisal Report                               Page:  1 - 1
================================================================================

Introduction

This report represents FinPro, Inc.'s ("FinPro") independent appraisal of the estimated pro-forma market value of the common stock ( the "Common Stock") of First Security Federal Savings Bank (the "Bank" or "First Security") in connection with the Plan of Conversion ("Conversion") of First Security from a federally chartered mutual savings bank to a federally chartered stock savings bank. Pursuant to the Plan of Conversion, (i) the Bank will convert from a federally chartered savings bank organized in mutual form to a federally chartered savings bank organized in the stock form, (ii) the Bank will offer and sell shares of its common stock in a subscription and community offering.

It is our understanding that the Bank will offer its stock in a subscription and community offering to the Bank's Eligible Account Holders, to Supplemental Eligible Account Holders of the Bank, to Other Participants, to the board members, officers and employees of the Bank, and to the community. This appraisal has been prepared in accordance with Regulation 563b.7 and with the "Guidelines for Appraisal Reports for the Valuation of Savings and Loan Associations Converting from Mutual to Stock Form of Organization" of the Office of Thrift Supervision ("OTS") which have been adopted in practice by the Federal Deposit Insurance Corporation ("FDIC"), including the most recent revisions as of October 21, 1994, and applicable regulatory interpretations thereof.

In the course of preparing our report, we reviewed the audited financial statements of the Bank's operations for the four month period ended April 30, 1997 and the Bank's operations and financials for the prior three years ending December 31, 1996. We also reviewed the Bank's Application for Approval of Conversion including the Proxy Statement and the Company's Form S-1 registration statement as filed with the Securities and Exchange Commission ("SEC"). We have conducted due diligence analysis of the Bank and the Company (hereinafter, collectively referred to as "the Bank") and held due diligence related discussions with the Bank's management and board, Crowe, Chizek, and Company, L.L.P. (the Bank's independent audit firm), Freedman, Billings, Ramsey & Co., Inc. (the Bank's underwriter), and Silver, Freedman & Taff, L.L.P. (the Bank's special counsel). The valuation parameters set forth in the appraisal were predicated on these discussions but all conclusions related to the valuation were reached and made independent of such discussions.

Conversion Valuation Appraisal Report                               Page:  1 - 2
================================================================================


Where appropriate, we considered information based upon other publicly available sources, which we believe to be reliable; however, we cannot guarantee the accuracy or completeness of such information. We visited the Bank's primary market area and reviewed the market area economic condition. We also reviewed the competitive environment in which the Bank operates and its relative strengths and weaknesses. We compared the Bank's performance with selected publicly traded thrift institutions. We reviewed conditions in the securities markets in general and in the market for savings institutions in particular. Our analysis included a review of the estimated effects of the Conversion on the Bank, operation and expected financial performance as they related to the Bank's estimated pro-forma value.

In preparing our valuation, we relied upon and assumed the accuracy and completeness of financial and other information provided to us by the Bank and its independent accountants. We did not independently verify the financial statements and other information provided by the Bank and its independent accountants, nor did we independently value any of the Bank's assets or liabilities. This estimated valuation considers the Bank only as a going concern and should not be considered as an indication of its liquidation value.

Our valuation is not intended, and must not be construed, to be a recommendation of any kind as the advisability of purchasing shares of Common Stock in the Conversion. Moreover, because such valuation is necessarily based upon estimates and projections of a number of matters, all of which are subject to change from time to time, no assurance can be given that persons who purchase shares of Common Stock in the Conversion will thereafter be able to sell such shares at prices related to the foregoing valuation of the pro-forma market value thereof. FinPro is not a seller of securities within the meaning of any federal or state securities laws and any report prepared by FinPro shall not be used as an offer or solicitation with respect to the purchase or sale of any securities.

The estimated valuation herein will be updated as appropriate. These updates will consider, among other factors, any developments or changes in the Bank financial condition, operating performance, management policies and procedures, and current conditions in the securities market for thrift institution common stock. Should any such developments or changes, in our opinion, be material to the estimated pro-forma market value of the Bank, appropriate adjustments to the estimated pro-forma market value will be made. The reasons for any such adjustments will be explained at that time.

Conversion Valuation Appraisal Report                               Page:  1 - 3
================================================================================


1.  Overview and Financial Analysis

        General Overview

The Bank after the Conversion, will be a federally chartered stock savings bank. As of April 30, 1997, the Bank had $260.0 million in total assets, $219.0 million in deposits, $165.9 million in net loans and $30.0 million in equity.

The following table shows the Bank's branch network as of April 30, 1997.

                         FIGURE 1 - CURRENT BRANCH LIST


Branch Office                                                Town
- -------------                                                ----

936 N. Western Avenue                                    Chicago, IL

2166 Plum Grove Road                                  Rolling Meadows, IL

820 N. Western Avenue                                     Chicago, IL

5670 N. Milwaukee Avenue                                  Chicago, IL

7918 Bustleton Avenue                                  Philadelphia, PA

Conversion Valuation Appraisal Report                               Page:  1 - 4
================================================================================


The Bank was formed in 1964. Additional notable events include:

                         FIGURE 2 - HISTORICAL TIMELINE


         1966     FDIC Insurance obtained

         1978     Opened Rolling Meadows branch office

         1983 Converted to a Federal Mutual Association and changed name to First Security Federal Savings Bank

         1984     Opened walk-up and drive-up facility at 820 N. Western Ave.

         1989 The Financial Institutions Reform Recovery and Enforcement Act signed into law.

         1991     Federal Deposit Insurance Improvement Act became law.

         1993     Opened de-novo branch at 5670 Milwaukee Ave., Chicago

         1994 Purchased branch, deposits and loans of Ukrainian Savings and Loan in Philadelphia from the RTC

         1997 The Bank initiated conversion from a mutual savings bank to a stock institution through a planned IPO.


        Strategic Direction


The Bank has been a community oriented institution accepting deposits from the general public and uses such deposits, together with other funds, to originate primarily one-to-four family residential mortgages. To a lessor extent, the Bank has originated loans for commercial real estate, multi-family, consumer and other loans.

Conversion Valuation Appraisal Report                               Page:  1 - 5
================================================================================


     Balance Sheet Trends


The asset size of the Bank has increased steadily since December 31, 1992, at which time the Bank had assets of $177.4 million. Since that time, assets have grown $82.6 million, or 46.53%, to $260.0 million at April 30, 1997. Retained earnings has followed a similar trend growing from $19.2 million at December 31, 1992 to $30.0 million at April 30, 1997, or 55.88%.

                  FIGURE 3 - ASSET AND RETAINED EARNINGS CHART


                                [GRAPHIC OMITTED]

Source:  Offering Prospectus

Conversion Valuation Appraisal Report                               Page:  1 - 6
================================================================================


Both spread and margin have increased for the four month period ending April 30, 1997, when compared to the same four month period ending April 30, 1996.

                       FIGURE 4 - AVERAGE YIELDS AND COSTS


                                [GRAPHIC OMITTED]

Source:  Offering Prospectus

Conversion Valuation Appraisal Report                               Page:  1 - 7
================================================================================



The following tables set forth certain information concerning the financial position of the Bank along with operations data at the dates indicated.

                        FIGURE 5 - KEY BALANCE SHEET DATA


                                [GRAPHIC OMITTED]

Source:  Offering Prospectus




                         FIGURE 6 - KEY OPERATIONS DATA


                                [GRAPHIC OMITTED]

Source:  Offering Prospectus

Conversion Valuation Appraisal Report                               Page:  1 - 8
================================================================================


      Loan Portfolio


The Bank originates primarily one-to-four family loans, which comprise 81.32% of the loan mix. The Bank also originates commercial, mixed use, multi-family and consumer loans to a lesser extent.

                 FIGURE 7 - LOAN MIX AS OF APRIL 30, 1997 CHART


                                [GRAPHIC OMITTED]

Source:  Offering Prospectus

Conversion Valuation Appraisal Report                               Page:  1 - 9
================================================================================


The Bank has experienced solid loan growth. Loans have grown from $98.0 million at December 31, 1992 to $165.9 million at April 30, 1997, which translates into growth of 69.36% over that period. The Bank maintained a net loans to assets ratio in excess of 60.00% at April 30, 1997.

                      FIGURE 8 - NET LOANS RECEIVABLE CHART


                                [GRAPHIC OMITTED]

Source:  Offering Prospectus

Conversion Valuation Appraisal Report                              Page:  1 - 10
================================================================================


The Bank's loan mix has shifted toward adjustable rate loans.

                               FIGURE 9 - LOAN MIX


                                [GRAPHIC OMITTED]

Source:  Offering Prospectus

Conversion Valuation Appraisal Report                              Page:  1 - 11
================================================================================



     Securities


The combined investment and mortgage-backed security portfolio has remained stable on an actual dollar basis since December 31, 1995, shifting its mix towards held-to-maturity. As a percentage of assets the portfolio has decreased from 31.55% to 30.07% over the same period.

                          FIGURE 10 - SECURITIES CHART


                                [GRAPHIC OMITTED]

Source:  Offering Prospectus

Conversion Valuation Appraisal Report                              Page:  1 - 12
================================================================================


    Investments and Mortgage-backed Securities


The Bank's investment portfolio has grown from $33.6 million at December 31, 1992 to $37.2 million at April 30, 1997. The mix has shifted away from U.S. Government securities and toward federal agency obligations, which now comprise 61.33% of the portfolio.

                           FIGURE 11 - INVESTMENT MIX


                                [GRAPHIC OMITTED]

Source:  Offering Prospectus



                    FIGURE 12 - INVESTMENT PORTFOLIO MATURITY


                                [GRAPHIC OMITTED]

Source:  Offering Prospectus

Conversion Valuation Appraisal Report                              Page:  1 - 13
================================================================================


The mortgaged-backed securities portfolio has decreased from $42.6 million to $41.0 million from December 31, 1994 to April 30, 1997.

                            FIGURE 13 - MBS PORTFOLIO


                                [GRAPHIC OMITTED]

Source:  Offering Prospectus



The investment portfolio is weighted toward the long term with $34.4 million, or 83.22%, maturing in over ten years.

                       FIGURE 14 - MBS PORTFOLIO MATURITY


                                [GRAPHIC OMITTED]

Source:  Offering Prospectus

Conversion Valuation Appraisal Report                              Page:  1 - 14
================================================================================


     Asset Quality


Non-performing loans, as defined in the offering prospectus, have decreased from $2.2 million at December 31, 1992 to $1.4 million at April 30, 1997. The Bank currently does not have any REO. At April 30, 1997 the Bank had $0.8 million in non-performing leases. This equates to a nonperforming assets to period end assets ratio of 0.87%.

                     FIGURE 15 - NON-PERFORMING ASSETS CHART


                                [GRAPHIC OMITTED]
Source:  Offering Prospectus

Conversion Valuation Appraisal Report                              Page:  1 - 15
================================================================================


                        FIGURE 16 - NON-PERFORMING LOANS


                                                            At April 30, 1997
                                                             ($ in thousands)
                                                            -----------------
Non-performing loans                                              $1,419

Non-performing leases                                             $  839

Real estate owned, net                                            $    0

       Total non-performing assets                                $2,258

Non-performing loans as a percentage of total loans                 0.55%

Non-performing assets to total assets                               0.87%


Source:  Offering Prospectus

Conversion Valuation Appraisal Report                              Page:  1 - 16
================================================================================


The Bank has grown its allowance for loan and lease losses from $0.4 million at December 31, 1992 to $1.7 million at April 30, 1997. ALLL to non-performing assets is 73.78% as of April 30, 1997.

         FIGURE 17 - ALLOWANCE FOR POSSIBLE LOAN AND LEASE LOSSES CHART


                                [GRAPHIC OMITTED]
Source:  Offering Prospectus

Conversion Valuation Appraisal Report                              Page:  1 - 17
================================================================================


     Funding Composition


The Bank's deposit mix as of April 30, 1997 is presented below.


                             FIGURE 18 - DEPOSIT MIX


                                [GRAPHIC OMITTED]

Source:  Offering Prospectus

Conversion Valuation Appraisal Report                              Page:  1 - 18
================================================================================


Total deposits have grown $64.4 million or 41.69% since December 31, 1992. Borrowings have grown from $1.0 million at December 31, 1992 to $7.5 million at April 30, 1997.

                  FIGURE 19 - DEPOSIT AND BORROWING TREND CHART


                                [GRAPHIC OMITTED]
Source:  Offering Prospectus

Conversion Valuation Appraisal Report                              Page:  1 - 19
================================================================================


                   FIGURE 20 - TIME DEPOSITS MATURITY SCHEDULE


                                [GRAPHIC OMITTED]



The Bank's certificates are weighted toward the short term with $102.2 million, or 79.73%, maturing within one year.

Source:  Offering Prospectus

Conversion Valuation Appraisal Report                              Page:  1 - 20
================================================================================


     Asset/Liability Management


The Bank manages its interest rate risk through normal balance sheet activities and does not utilize any hedging techniques. The following chart was calculated by the OTS utilizing the March 31, 1997 TFR as a data source.


                         FIGURE 21 - NPV ANALYSIS CHART


                                [GRAPHIC OMITTED]



Source:  Calculated by the OTS, March 31, 1997 data.

Conversion Valuation Appraisal Report                              Page:  1 - 21
================================================================================


     Net Worth and Capital


At April 30, 1997, the Bank had capital in excess of the minimum requirements for all three measures.


                          FIGURE 22 - CAPITAL ANALYSIS


                                [GRAPHIC OMITTED]

Source:  Offering Prospectus

Conversion Valuation Appraisal Report                              Page:  1 - 22
================================================================================


     Income and Expense Trends


The chart below shows the Bank's net income for the past five fiscal years plus the four month period ending April 30, 1997. The December 31, 1996, net income of $452 thousand is skewed due to two one-time items, which were:

       o $2.5 million contribution to the Heritage Foundation of First Security Federal Savings Bank, Inc.

       o  $1.3 million one-time SAIF assessment.


                          FIGURE 23 - NET INCOME CHART


                                [GRAPHIC OMITTED]


Source:  Offering Prospectus
Note: April 1997 data is for the four month period and is not annualized. The annualized 1997 net income would be $2.283 million.

Conversion Valuation Appraisal Report                              Page:  1 - 23
================================================================================


Spread and margin have declined since December 31, 1992, as shown in the following chart.


                       FIGURE 24 - SPREAD AND MARGIN CHART


                                [GRAPHIC OMITTED]


Source:  Offering Prospectus

Conversion Valuation Appraisal Report                              Page:  1 - 24
================================================================================


A summary of the Bank's income statement is presented below. Net income for the four month period ending April 30, 1997 is lower than net income for the same four month period ending April 30, 1996. The figures for the year ended December 31, 1996, are skewed due to the $2.5 million charitable contribution and the $1.3 million SAIF assessment.


                       FIGURE 25 - INCOME STATEMENT TRENDS


                                [GRAPHIC OMITTED]



Source:  Offering Prospectus

Conversion Valuation Appraisal Report                              Page:  1 - 25
================================================================================


The ROA and ROE data shown below is not adjusted for the one-time events and the April 1997 data is for the four month period annualized.


                      FIGURE 26 - PROFITABILITY TREND CHART


                                [GRAPHIC OMITTED]


Source:  Offering Prospectus

Conversion Valuation Appraisal Report                              Page:  1 - 26
================================================================================


     Subsidiaries


The Bank has one subsidiary Western Security Service Corporation ("Western"). Western, an Illinois corporation, was incorporated for the purpose of offering customers and members of the general public credit, life, mortgage and disability insurance.


     Legal Proceedings


The Bank is not currently involved in any legal proceedings other than routine legal proceedings that occur in the ordinary course of business, which, in aggregate, involve amounts that are believed to be immaterial to the financial condition of the Bank.

Conversion Valuation Appraisal Report                              Page:  1 - 27
================================================================================


2.  Market Area Analysis

For presentation purposes, market areas have been defined as a 1.5 mile radius around each of the Bank's branch facilities (with the two Western Ave. branches included as one branch). Data for each demographic element is aggregated for the market area around each branch and displayed in comparison to the other markets. The Bank's four market areas are defined as follows (note that only portions of the communities/towns may be included in the radius markets):


                           FIGURE 27 - TARGET MARKETS


             Market                                 Communities / Towns
- ----------------------------------            ----------------------------------

1. Chicago - N. Western Ave., IL              West Town, Humboldt Park, Logan
                                              Park, Wicker Park

2. Chicago - N. Milwaukee Ave., IL            Norwood Park, Gladstone, Jefferson
                                              Park

3. Rolling Meadows, IL                        Arlington Heights, Palatine,
                                              Rolling Meadows, Schaumburg, Mount
                                              Prospect

4. Philadelphia, PA                           Rhawnhurst, Bustleton, Fox Chase,
                                              Burholme, Lexington Park and
                                              Eastern Montgomery County

Conversion Valuation Appraisal Report                              Page:  1 - 28
================================================================================


     Branch Facilities


The  Bank  operates   four  branches  in  Illinois  and  one  in   Philadelphia,
Pennsylvania. The 936 N. Western Avenue location serves as the main office.


                        FIGURE 28 - BRANCH FACILITY TABLE


             Branch Office                                  Owned/Leased
             -------------                                  ------------

             936 N. Western Ave., Chicago, IL                   Owned

             2166 Plum Grove Rd., Rolling Meadows, IL           Leased

             820 N. Western Ave., Chicago, IL                   Owned

             5670 N. Milwaukee Ave., Chicago, IL                Owned

             7918 Bustleton Ave., Philadelphia, PA              Owned

Conversion Valuation Appraisal Report                              Page:  1 - 29
================================================================================


     Market Area Demographics


For presentation purposes, market areas have been defined as a 1.5 mile radius around each of the Bank's branch facilities (with the two Western Ave. branches included as one branch). Data for each demographic element is aggregated for the market area around each branch and displayed in comparison to the other markets. The Bank's four market areas are defined as follows (note that only portions of the communities/towns may be included in the radius markets):



                 FIGURE 29 - POPULATION & HOUSEHOLD DEMOGRAPHICS


                                [GRAPHIC OMITTED]

Conversion Valuation Appraisal Report                              Page:  1 - 30
================================================================================


     Market Area Deposit Characteristics


         CHICAGO - N. WESTERN AVE. MARKET AREA

         The following table illustrates that there is a moderate level of competition for deposits in this market area, with 8 institutions operating 9 active branch offices competing for $752.3 million in deposits. This has been a stable market with no branch closures and one new entrant.

         Total deposits in the market have decreased by 0.33% in this market over the last three years. The Bank had a market share of 19.31% at June 30, 1995 and has experienced a decrease of 1.16% in deposits over the last three years.

                FIGURE 30 - DEPOSIT TRENDS AND MARKET SHARE TABLE
                                  ($ in 000's)


                                [GRAPHIC OMITTED]


Source:  FDIC, data


         CHICAGO - N. MILWAUKEE AVE. MARKET AREA

         The following table illustrates that there is a high level of competition for deposits in this market area, with 12 institutions operating 16 active branch offices competing for $1.4 billion in deposits. This has been a stable market with one new entrant and no branch closures.

         Total deposits have increased by 4.98% over the last three years. The Bank had a market share of 0.50% at June 30, 1995 and entered the market in 1994.

Conversion Valuation Appraisal Report                              Page:  1 - 31
================================================================================


                FIGURE 31 - DEPOSIT TRENDS AND MARKET SHARE TABLE
                                  ($ in 000's)


                                [GRAPHIC OMITTED]


Source:  FDIC, data


         CHICAGO - ROLLING MEADOWS MARKET AREA

         The following table illustrates that there is a moderate level of competition for deposits in this immediate market area, with 8 institutions operating 10 active branch offices competing for $470.8 million in deposits. This has been a stable market with two new entrants and one branch closure.

         Total deposits have increased by 20.75% over the last three years. The Bank had market share of 2.57% at June 30, 1995, and has experienced a growth in deposits of 11.01%.

                FIGURE 32 - DEPOSIT TRENDS AND MARKET SHARE TABLE
                                  ($ in 000's)


                                [GRAPHIC OMITTED]


Source:  FDIC, data

Conversion Valuation Appraisal Report                              Page:  1 - 32
================================================================================


         CHICAGO - PHILADELPHIA MARKET AREA

         This table illustrates that there is a high level of competition for deposits in this immediate market area, with 10 institutions operating 20 active branch offices competing for $1.4 billion in deposits. This has been a declining market with 1 new entrant and 4 branch closures.

         As the following table illustrates, total deposits have decreased by 7.87% over the last three years. The Bank had market share of 2.96% at June 30, 1995. The Bank's branch efficiency ratio of 19.71% is below the 100% guideline.


                FIGURE 33 - DEPOSIT TRENDS AND MARKET SHARE TABLE
                                  ($ in 000's)


                                [GRAPHIC OMITTED]


Source:  FDIC, data

Conversion Valuation Appraisal Report                              Page:  1 - 33
================================================================================


3.  Comparisons With Publicly Traded Thrifts


     Introduction


This chapter presents an analysis of the Bank's operations against a Comparable Group of publicly traded savings institutions. The Comparable Group ("Comparable Group") was selected from a universe of 421 public thrifts as of July 10, 1997. The Comparable Group was selected based upon similarity of characteristics to the Bank. The Comparable Group multiples provide the basis for the fair market valuation of the Bank. Factors that influence the Bank's value such as balance sheet structure and size, profitability, income and expense trends, capital levels, credit risk, interest rate risk and recent operating results can be measured against the Comparable Group. The Comparable Group current market pricing, coupled with the appropriate adjustments for differences between the Bank and the Comparable Group, will then be utilized as the basis for the pro-forma valuation of the Bank to-be-issued common stock.


     Selection Screens


The selection screens utilized to identify possible Comparables from the list of 421 public thrifts at July 10, 1997 included:

1. The institution had to be traded on either the AMEX or NASDAQ to ensure liquidity. This eliminated tightly held and "pink sheet" organizations who lack liquidity.

2. The IPO date had to be on or before March 31, 1996, eliminating any new conversions.

3. The total asset size had to be greater than or equal to $200 million and less than or equal to $350 million.

4.   The Conversion had to be a standard conversion.

5. The institution had to be located in Illinois, Indiana, Minnesota, Missouri, or Wisconsin.

Conversion Valuation Appraisal Report                              Page:  1 - 34
================================================================================


Utilizing these screens, the 421 possibilities were narrowed down to 15 candidates. After scanning these candidates the following 5 institutions were eliminated from the Comparable Group for the reasons shown:


                               [GRAPHIC OMITTED]


This resulted in a Comparable Group of 10 institutions.




                               [GRAPHIC OMITTED]




     Selection Criteria


To be eligible for selection to the Comparable Group, thrifts had to be publicly traded on either the American Stock Exchange or traded on the national over-the-counter ("OTC") markets listed on the National Association of Securities Dealers Automated Quotation ("NASDAQ") System. Each company selected is a member of one of the exchanges listed above.

Conversion Valuation Appraisal Report                              Page:  1 - 35
================================================================================


Also excluded from the Comparable Group were institutions that were pending mergers or acquisitions along with companies whose prices appear to be distorted by speculative factors or unusual operating conditions. Finally, institutions that completed their conversions within the last year were also excluded as the earnings of newly converted institutions do not reflect a full years benefit from the reinvestment of proceeds, and thus the price/earnings multiples and return on equity measures for these institutions tend to be skewed upward and downward respectively.

In an ideal world, all of the Comparable Group would contain the exact characteristics of the Bank. The goal of the selection criteria process is to find those institutions that most closely match those of the Bank. None of the Comparables selected will be exact clones of the Bank.

Conversion Valuation Appraisal Report                              Page:  1 - 36
================================================================================


The members of the Comparable Group were selected based upon the following criteria:

                1.     Liquidity of the issue

                2.     Asset size

                3.     Profitability

                4.     Capital level

                5.     Asset mix

                6.     Operating strategy

                7.     Date of conversion

1. Liquidity of the -- Issue The existence of an active and regular trading market for a stock is critical to the reliability of share price data. Weak or thinly traded stocks are questionable due to an irregular frequency of trades or highly varied trading prices. Thinly traded stocks also tend to exhibit a very wide bid/ask range. As such, companies exhibiting thin liquidity were excluded from the selection. Also, institutions involved in an acquisition and/or companies with market prices that appear to be influenced by announced or rumored acquisitions have been excluded as the stock prices could be either artificially high or low. For selection of the Comparable Group, only those institutions listed on AMEX or NASDAQ were selected. Nine of the members of the Comparable Group are listed on NASDAQ and one is listed on AMEX.

2. Asset size -- The Comparable Group should have a similar asset size to the Bank. Large institutions are not appropriate for the peer group due to a more extensive branch network, greater financial strength, more access to diverse markets and more capacity in terms of infrastructure. The Comparable Group ranged from $201.9 million to $342.4 million in total assets. The Bank's asset size was $260.0 million as of April 30, 1997.

3. Profitability -- The Comparable Group should have similar financial conditions and recent earnings that are comparable to the Bank. They should show a comparable return on equity and return on assets measures. As such, the Comparable Group have ROAs averaging 0.96% and ROEs averaging 8.14% for the most recent quarter available. The Comparable Group profitability measures had a dispersion about the mean for the ROA measure ranging from a low of 0.46% to a high of 1.46% while the ROE measure ranged from a low of 5.23% to a high of 10.91%. The Bank had an annualized ROA of 0.88% and ROE of 7.65% for the four month period ending April 30, 1997.

Conversion Valuation Appraisal Report                              Page:  1 - 37
================================================================================


4. Capital level -- The Comparable Group should have a capital level similar to the Bank's. Capital is important in that it is a determinant of asset size and regulatory rating. Institutions with capital in a similar range as the Bank were selected. The average equity to assets ratio for the Comparable Group was 12.06% with a high of 15.57% and a low of 6.30%. At April 30, 1997, the Bank had an equity to assets ratio of 11.63%.

5. Asset Mix -- The asset mix is very important in the selection criteria for Comparables. At April 30, 1997, the Bank had a total net loan to asset ratio of 63.81%. The average loan to asset ratio for the Comparables was 74.43%, ranging from a low of 55.61% to a high of 90.00%.

6. Operating strategy -- An institution's operating characteristics are important because they determine future performance. They also affect expected rates of return and investor's general perception of the quality, risk and attractiveness of a given company. Specific operating characteristics include profitability, balance sheet growth, asset quality, capitalization, and non-financial factors such as management strategies and lines of business.

7. Date of conversion -- Recent conversions, those completed after March 31, 1996, were excluded since the earnings of a newly converted institution do not reflect a full year's benefits of reinvestment of conversion proceeds. Additionally, new issues tend to trade at a discount to the market averages.


      Comparable Group Profiles


          o Capital Savings Bancorp Inc. CAPS is a SAIF insured institution that operates 7 offices and is headquartered in Jefferson City, Missouri. CAPS had the highest reserve to nonperforming loan ratio, 234.98%, and return on equity ratio, 10.91%, of the Comparable Group. CAPS was one of the eight Comparables that had no intangibles. CAPS was included in the Comparable Group based on its balance sheet mix, and capital, profitability, and income statement ratios.

          o 1st Bancorp. FBCV is a SAIF insured, Indiana institution that operates 1 branch. FBCV had the highest interest expense to average assets, 4.99%, efficiency ratio, 84.12%, overhead ratio, 81.64%, and deposit growth rate, 34.88%. HBBI was included in the Comparable Group based on its loan to asset, capital, and profitability ratios.

          o Home Bancorp. HBFW is a SAIF insured institution that operates 9 branches and has its headquarters in Fort Wayne, Indiana. HBFW had no borrowings, no intangibles, and no nonperforming assets. It was selected as a Comparable based on its balance sheet mix, and profitability and income statement ratios.

Conversion Valuation Appraisal Report                              Page:  1 - 38
================================================================================


          o HomeCorp Inc. HMCI, a Rockford, Illinois institution with 9 branches, is a SAIF insured institution. HMCI was one of two members of the Comparable Group that paid no dividends. HMCI had the highest deposit to asset ratio, 92.31%, nonperforming asset to asset ratio, 3.25%, nonperforming assets to equity ratio, 51.58%, noninterest income to average assets, 0.64%, and noninterest expense to average assets ratios, 2.75%, and lowest return on average assets, 0.46%, and capital ratios. HMCI was included in the Comparable Group based on its balance sheet mix, return on equity, and net interest margin.

          o Kankakee Bancorp Inc. KNK is a SAIF insured institution with 9 branches located in Kankakee, Illinois and is the largest member of the Comparable Group with $342.4 million in assets. KNK was the only member of the Comparable Group that trades on the AMSE. KNK had the highest intangible assets to equity, 6.39%, and reserves to loans, 1.01%, ratios, and the lowest level of loans to deposits, 83.19%, asset growth, (9.43%), and loan growth, (8.16%), of the Comparable Group. KNK was included with the Comparable Group based on its balance sheet mix, and capital, profitability, and income statement ratios.

          o MBLA Financial Corp. MBLF is a SAIF insured institution that operates 2 offices in Macon, Missouri. MBLF had the highest borrowings to assets, 39.05%, and total risk based capital, 36.14%, ratios in the Comparable Group. MBLF was included in the Comparable Group based on its loans to assets, equity to assets, nonperforming loans to loans, and profitability ratios.

          o MFB Corp. MFBC is a SAIF insured thrift that operates 4 branches in Mishawaka, Indiana. MFBC had the highest core capital ratio, 13.84%, and asset growth, 18.48%, and loan growth, 20.53%, rates in the Comparable Group. MFBC had no nonperforming assets. MFBC was selected based on its balance sheet mix, and profitability and income statement ratios.

          o Peoples Bancorp. PFDC is a SAIF insured thrift that operates 6 offices in Auburn, Indiana. PFDC had no intangibles. PFDC had the highest return on average assets, 1.46%, net interest margin, 3.62%, and dividend yield, 2.67%, of the Comparable Group. PFDC was selected based on its balance sheet mix, asset quality, and income statement ratios.

          o Wells Financial Corp. WEFC is a SAIF insured institution that operates 7 branches in Wells, Minnesota. WEFC paid no dividends. WEFC had the highest loans to deposits, 125.36%, and loans to assets, 90.00%, ratios, and the lowest total assets, $201.9 million, in the Comparable Group. WEFC was selected based on its capital, profitability, and income statement ratios.

Conversion Valuation Appraisal Report                              Page:  1 - 39
================================================================================


          o Westco Bancorp. WCBI is a SAIF insured institution that operates 1 branch in Westchester, Illinois. WCBI had the highest equity to assets, 15.57%, nonperforming loans to loans, 1.10%, and dividend payout, 44.63%, ratios in the Comparable Group. WCBI had no borrowings or intangibles. WCBI was included in the Comparable Group based on its balance sheet mix and income statement ratios.

All data presented in figures 34 through 44 is from SNL Securities utilizing the most recent quarter for balance sheet and income statement related items. All data for the Bank is from the prospectus or the audited financials. The market pricing data for the Comparables is as of July 10, 1997. Nonperforming loans and nonperforming assets, as defined by SNL Securities, do not include loans delinquent over 90 days and still accruing. This differs from the nonperforming numbers reported in Chapter 2 of this document, which are based on the offering prospectus.

Conversion Valuation Appraisal Report                              Page:  1 - 40
================================================================================


                      FIGURE 34 - KEY FINANCIAL INDICATORS


                        The Bank and the Comparable Group


                                                             Comparable Group
                                          The Bank at      Quarter Average (Most
                                         April 30, 1997       Recent Quarter)
                                         --------------       ---------------
Balance Sheet Data
- ------------------
Gross Loans to Deposits .................     76.53%                  103.21%
Total Net Loans to Assets ...............     63.81%                   74.43%
Deposits to Assets ......................     84.23%                   73.75%
Borrowed Funds to Assets ................      2.88%                   13.06%

Balance Sheet Growth
- --------------------
Asset Growth Rate .......................      2.19%                    3.97%
Loan Growth Rate ........................      4.71%                    4.70%
Deposit Growth Rate .....................     (0.71)%                   9.04%

Capital
- -------
Equity to Assets ........................     11.63%                   12.06%
Tangible Equity to Assets ...............     11.40%                   11.98%
Intangible Assets to Equity .............      1.61%                    0.86%
Regulatory Core Capital to Assets .......     11.40%                   10.51%
Equity + Reserves to Assets .............     12.16%                   12.41%
Total Capital to Risk Adjusted Assets ...     24.40%                   22.65%

Conversion Valuation Appraisal Report                              Page:  1 - 41
================================================================================


                                                    The Bank    Comparable Group
                                                    --------    ----------------
Asset Quality
- -------------
Non-Performing Loans to Loans .....................    0.51%          0.45%
Reserves to Non-Performing Loans ..................  196.46%         96.65%
Non-Performing Assets to Assets ...................    0.33%          0.64%
Non-Performing Assets to Equity ...................    2.83%          7.90%
Reserves to Loans .................................    0.99%          0.49%
Reserves to Non-Performing Assets + 90 Days Del ...   73.78%        156.91%

Profitability
- -------------
Return on Average Assets ..........................    0.88%          0.96%
Return on Average Equity ..........................    7.65%          8.14%

Income Statement
- ----------------
Net Interest Margin ...............................    3.96%          3.10%
Interest Income to Average Assets .................    7.51%          7.33%
Interest Expense to Average Assets ................    3.72%          4.31%
Net Interest Income to Average Assets .............    3.79%          3.02%
Noninterest Income to Average Assets ..............    0.23%          0.32%
Noninterest Expense to Average Assets .............    1.92%          1.84%
Efficiency Ratio ..................................   47.72%         54.81%
Overhead Ratio ....................................   44.58%         51.08%


Source:  The Bank Offering Prospectus, FinPro calculations and SNL Securities
Note: All of the Bank data is for the four month period ending April 30, 1997 and annualized where appropriate.
Note:    All of the Comparable data is as of the most recent quarter.

Conversion Valuation Appraisal Report                              Page:  1 - 42
================================================================================


     Corporate Data


                      FIGURE 35 - COMPARABLE CORPORATE DATA



                                [GRAPHIC OMITTED]


Source:  SNL Securities

Conversion Valuation Appraisal Report                              Page:  1 - 43
================================================================================


     Key Financial Data


Selected balance sheet ratios for the Comparable Group are shown in the following table:


                    FIGURE 36 - COMPARABLE KEY FINANCIAL DATA


                                [GRAPHIC OMITTED]


Source:  SNL Securities

Conversion Valuation Appraisal Report                              Page:  1 - 44
================================================================================


     Capital Data


                       FIGURE 37 - COMPARABLE CAPITAL DATA



                                [GRAPHIC OMITTED]


Source:  SNL Securities

Conversion Valuation Appraisal Report                              Page:  1 - 45
================================================================================


     Asset Quality Data


                    FIGURE 38 - COMPARABLE ASSET QUALITY DATA


                                [GRAPHIC OMITTED]


Source:  SNL Securities

Conversion Valuation Appraisal Report                              Page:  1 - 46
================================================================================


     Profitability Data




                    FIGURE 39 - COMPARABLE PROFITABILITY DATA


                                [GRAPHIC OMITTED]


Source:  SNL Securities

Conversion Valuation Appraisal Report                              Page:  1 - 47
================================================================================


     Income Statement Data



                  FIGURE 40 - COMPARABLE INCOME STATEMENT DATA


                                [GRAPHIC OMITTED]


Source:  SNL Securities

Conversion Valuation Appraisal Report                              Page:  1 - 48
================================================================================


     Growth Data



                       FIGURE 41 - COMPARABLE GROWTH DATA


                                [GRAPHIC OMITTED]


Source:  SNL Securities

Conversion Valuation Appraisal Report                              Page:  1 - 49
================================================================================


     Market Capitalization Data




                FIGURE 42 - COMPARABLE MARKET CAPITALIZATION DATA


                                [GRAPHIC OMITTED]


Source:  SNL Securities

Conversion Valuation Appraisal Report                              Page:  1 - 50
================================================================================


     Dividend Data




                      FIGURE 43 - COMPARABLE DIVIDEND DATA


                                [GRAPHIC OMITTED]


Source:  SNL Securities

Conversion Valuation Appraisal Report                              Page:  1 - 51
================================================================================


     Pricing Data




                       FIGURE 44 - COMPARABLE PRICING DATA


                                [GRAPHIC OMITTED]


Source:  SNL Securities

Conversion Valuation Appraisal Report                              Page:  1 - 52
================================================================================



4.  Market Value Determination


      Introduction


The estimated pro-forma market value of the Bank, along with certain adjustments to its value relative to market values for the Comparable Group are delineated in this section. The adjustments delineated in this section are made from potential investors' viewpoints. A potential investor includes depositors holding subscription rights and unrelated parties who may purchase stock in the community offering and who are assumed to be aware of all relevant and necessary facts as they pertain to the value of the Bank relative to other publicly traded thrift institutions and relative to alternative investment opportunities.

There are numerous criteria on which the market value adjustments are based, but the major ones utilized for purposes of this report include:

          o    Financial Strength

          o    Earnings Quality, Predictability and Growth

          o    Market Area

          o    Management

          o    Dividends

          o    Liquidity of the Issue

          o    Subscription Interest

          o    Recent Regulatory Matters

          o    Market for Seasoned Thrift Stocks

          o    Acquisition Market

After identifying the adjustments that should be made to market value, the pro-forma market value for the Bank is computed and adjusted. The estimated pro-forma market value for the Bank is then compared with the market valuation ratios of the Comparable Group, recently converted public thrifts and the aggregate ratios for all public thrifts.

Conversion Valuation Appraisal Report                              Page:  1 - 53
================================================================================


     Financial Strength


The financial strength of an institution is an important market value determinant, as the investment community considers such factors as bank liquidity, capitalization, asset composition, funding mix, intangible levels and interest rate risk in assessing the attractiveness of investing in the common stock of a thrift. Following is a synopsis of the key financial elements of the Bank measured against the Comparable Group. The numbers utilized for the Bank in this comparison were on a pro-forma basis.

         Liquidity - The liquidity of the Bank and the Comparable Group appear similar and were sufficient to meet all regulatory guidelines.

         Capitalization - The Comparable Group's average equity to assets ratio of 12.06% is consistent with the Bank's ratio of 11.63%.

         Asset Composition - The Bank's net loan to asset ratio of 63.81% is lower than the average for the Comparable Group of 74.43%. Management anticipates holding this current ratio.

         Asset Quality - The Bank's ALLL to loans ratio of 0.99% is double that of the Comparable Group's 0.49%. However, due to the large amount, $1.4 million, of loans delinquent more than 90 days and still accruing, the Bank's ALLL to nonperforming assets + 90 days delinquent ratio of 73.78% is half that of the Comparable Group's 156.91%.

         Funding Mix - The Bank is funded through deposits, borrowings, and retained earnings. The Comparable Group had 13.06% of its funding base from borrowings as compared to the Bank's 2.88%. The low level of borrowings provides additional funding flexibility when weighted to the Comparable Group.

         Intangible Levels - One of the most important factors influencing market values is the level of intangibles that an institution carries on its books. Thrifts trade more on tangible book than on book. The Bank had $332 thousand of intangibles on its books at April 30, 1997. Of the Comparable Group, two had intangibles. As such, the Bank had a higher intangible assets to equity ratio than the Comparable Group's and a lower tangible equity to assets ratio than the Comparable Group's.

Conversion Valuation Appraisal Report                              Page:  1 - 54
================================================================================


         Interest Rate Risk - The Bank has an average level of interest rate risk.

Based on these factors, the Bank's market value should not be adjusted in comparison to the Comparable Group for these measures.

Conversion Valuation Appraisal Report                              Page:  1 - 55
================================================================================


     Earnings Quality, Predictability and Growth


The earnings quality, predictability and growth are critical components in the establishment of market values for thrifts. Thrift earnings are primarily a function of:

           o    net interest income

           o    loan loss provision

           o    non-interest income

           o    non-interest expense

The quality and predictability of earnings is dependent on both internal and external factors. Some internal factors include the mix of the balance sheet, the interest rate sensitivity of the balance sheet, the asset quality, and the infrastructure in place to deliver the assets and liabilities to the public. External factors include the competitive market for both assets and liabilities, the global interest rate scenario, local economic factors and regulatory issues.

Each of these factors can influence the earnings of an institution, and each of these factors is volatile. Investors prefer stability and consistency. As such, solid, consistent earnings are preferred to high but risky earnings. Investors also prefer earnings to be diversified and not entirely dependent on interest income.

Conversion Valuation Appraisal Report                              Page:  1 - 56
================================================================================


The Bank has been declining since December 31, 1994. Net income for the year ending December 31, 1996 was down dramatically from the previous year due to the following expenses:

          o $2.5 million contribution to the Heritage Foundation of First Security Federal Savings Bank, Inc.;

          o    $1.3 million one-time SAIF assessment.


                          FIGURE 45 - NET INCOME CHART


                                [GRAPHIC OMITTED]




Source:  Offering Prospectus
Note: Excluding the one time expenses, net income for 1996 would be, on a tax adjusted basis, $2.7 million.
Note:    April 1997 data is for the four month period and is not annualized.
         The annualized 1997 net income would be $2.3 million.

Conversion Valuation Appraisal Report                              Page:  1 - 57
================================================================================


The Bank's net interest spread and margin has been declining since December 31, 1994.

                       FIGURE 46 - SPREAD AND MARGIN CHART


                                [GRAPHIC OMITTED]


Source:  Offering Prospectus



The Bank has been posting loan loss provisions sufficient to cover period charge-offs and to maintain reserve ratios. At April 30, 1997, the Bank had an allowance for loan and lease losses (ALLL) to total loans ratio of 0.99%, which is double that of the Comparable Group.

The Bank has generated less non-interest income than the Comparable Group. Using the annualized four month period ended April 30, 1997, the Bank had 0.23% of non-interest income to average assets compared to the Comparable average of 0.32%.

For the four month period ended April 30, 1997, the Bank had an annualized non-interest expense to average assets of 1.92% which was slightly greater than the 1.84% average of the Comparable Group.

Currently, investors are focusing on earnings sustainability as the interest rate volatility has caused wide variation in income levels. With the intense competition for both assets and deposits, banks can not easily replace lost spread and margin with balance sheet growth. Additionally, the lower market values of most thrifts relative to banks makes acquisitions more difficult.

Conversion Valuation Appraisal Report                              Page:  1 - 58
================================================================================


First Security has experienced a decline in its asset growth rate, in its spread and margin, and in its net income. The Bank's operating expenses are growing faster than its assets. In addition, as a percent of assets the Bank's non-interest income is less than the Comparable Group and its non-interest expense is greater. Therefore, the market value for earnings is adjusted slightly downward.

Conversion Valuation Appraisal Report                              Page:  1 - 59
================================================================================


     Market Area


The market area that an institution serves has a significant impact on value, as future success is interrelated with the economic, demographic and competitive aspects of the market. Specifics on the Bank's market were delineated in Section 2 - Market Area Analysis.

Two of the Bank's markets - Chicago - N. Western Ave. and Philadelphia - are experiencing deposit runoff. While the other two markets - Chicago - Milwaukee Avenue and Rolling Meadows have experienced modest deposit growth.

Population and households have declined in three of the four markets with only Rolling Meadows experiencing growth.

The growth in the two of the markets offsets the decline in the other two markets, therefore, the valuation is not adjusted.

Conversion Valuation Appraisal Report                              Page:  1 - 60
================================================================================


     Management


The Bank has developed a good management team with considerable banking experience and length of service with the bank.

The Board is active and oversees and advises on all key strategic and policy decisions. The organization chart appears reasonable for an institution of the Bank's size and complexity.

As such, no adjustment appears to be warranted for this factor.

Conversion Valuation Appraisal Report                              Page:  1 - 61
================================================================================


     Dividends


Historically, thrifts typically have not established dividend policies immediately at or after conversion to stock ownership. Rather, newly converted institutions, in general, have preferred to establish an earnings track record, fully invest the conversion proceeds, and allow for seasoning of the stock before establishing a dividend policy. In the late 1980's and early 1990's however, there has been a tendency toward initiating dividend policies concurrent with the conversion as a means of increasing the attractiveness of the issue and to utilize the proceeds. Particularly as a result of the Savings and Loan negative publicity, many thrifts felt the need to provide the additional enticement of a dividend to attract more investors.

The last few years have seen yet another shift away from dividend policies concurrent with conversion. Recent issues have been fully or over subscribing without the need for the additional enticement of dividends. After conversion is another issue however. Recent pressures on ROE and on internal rate of returns to investors has prompted the industry toward cash dividends. This trend is exacerbated by the lack of growth potential. Typically, when institutions are in a growth mode, they issue stock dividends or do not declare a dividend. When growth is stunted, these institutions shift toward reducing equity levels and thus utilize cash dividends as a tool in this regard.

Eight of the ten comparable institutions had declared dividends. The average dividend payout ratio for the Comparable Group was 28.94%, ranging from a high of 44.63% to a low of 0%.

The Bank will have the earnings and capital levels to afford to pay dividends. As such, no adjustment is indicated for this factor.

Conversion Valuation Appraisal Report                              Page:  1 - 62
================================================================================


     Liquidity of the Issue


The Comparable Group is by definition composed only of companies that trade in the public markets with nine of the Comparables trading on NASDAQ and one on AMSE. Typically, the number of shares outstanding and the market capitalization provides an indication of how much liquidity there will be in a given stock. The actual liquidity can be measured by volume traded over a given period of time.

The market capitalization values of the Comparable Group range from a low of $21.8 million to a high of $66.4 million with an average market capitalization of $38.9 million. The Bank expects to have $66.2 million of market capital at the midpoint on a pro-forma basis.

Based on the comparison with the Comparable Group and the above data, no adjustment appears warranted.

Conversion Valuation Appraisal Report                              Page:  1 - 63
================================================================================


     Subscription Interest


The outcome of subscription offerings has been, historically, difficult to predict. Since 1992, however, the conversions have experienced robust subscription interest with the exception of late 1994 when the pricing multiples were high. During late 1994, many subscriptions had the need to resolicit due to lack of professional investor demand. During 1995, the investor demand returned and the subscription interest increased, primarily the result of lower market multiples. The vast majority of recent conversions have oversubscribed and gone off at the maximum or super-maximum. However, there were some offerings in May and June 1996 that went off at or below the midpoint, indicating a possible shift away from interest in thrift public offerings at that time.

Of more importance is the general strength of the aftermarket. Thrift stock prices have soared upwards in recent months (see Figure 47) and is showing strength across the board. Additionally, as shown in Exhibit 7, the most recent conversions (within the last 3 months) have demonstrated a strong price appreciation.

As such, an upward adjustment for subscription interest is warranted at this time.

Conversion Valuation Appraisal Report                              Page:  1 - 64
================================================================================


     Recent Regulatory Matters


As a result of large after-market price increases of conversions during 1993 and early 1994, the regulatory agencies have issued guidelines on appraisals for conversions. The regulators publicly indicated that only modest immediate after-market price increases are appropriate for converting institutions. The guidelines issued November 22, 1994, indicate that the reasonableness and adequacy of an appraisal will be partially judged by the immediate price movement of the conversion stock in the after-market, using a very short time frame of the second day of trading following closing. The guidelines further discuss that the average price appreciation for all IPOs has been between 10 and 15%, which was deemed to be too high.

At around the same time period, IPO pricing was elevated on a book basis and IPOs in late 1994 did not experience much appreciation. In fact, numerous IPOs actually depreciated. 1995 brought back lower premiums to book but they have been rising throughout 1996 to approximately the same levels as late 1994. 1997 has continued the trend with IPO's popping over 30% on average, for the first day of trading.

The price is adjusted downward for this factor due to recent regulatory decisions limiting the amount of stock repurchases and the continued thrift charter uncertainty.

Conversion Valuation Appraisal Report                              Page:  1 - 65
================================================================================


     Market for Seasoned Thrift Stocks


Data for all public thrifts as of July 10, 1997 is provided in Exhibit 5. A common measure utilized as a proxy for the performance of the thrift industry is the SNL thrift index graphically shown below and tabularly shown on the following page:


                        FIGURE 47- SNL THRIFT INDEX CHART


                                [GRAPHIC OMITTED]


Source:  SNL Securities

Conversion Valuation Appraisal Report                              Page:  1 - 66
================================================================================


                        FIGURE 48 - HISTORICAL SNL INDEX


                                [GRAPHIC OMITTED]


Source:  SNL Securities

Conversion Valuation Appraisal Report                              Page:  1 - 67
================================================================================


                           FIGURE 49 - EQUITY INDICES


                               [GRAPHIC OMITTED]




                                [GRAPHIC OMITTED]


As the Figures 47 and 48 illustrate, the performance of the SNL index has been robust through 1992, 1993, 1994 and 1995. The dip in the index, occurring in late 1994, was the product of the interest rate rise during that period along with the overall uneasiness in the stock market in general. The rate scenario covering the same period as the SNL index can be seen in the chart on the following page.

Conversion Valuation Appraisal Report                              Page:  1 - 68
================================================================================


                          FIGURE 50 - HISTORICAL RATES

                                [GRAPHIC OMITTED]


Source:  Prudential Bache Securities

As the graph demonstrates, the rate rise in late 1994 correlates closely to the fall in thrift prices. The drop in rates in 1995 was one of the primary drivers of the rapid rise in the SNL index. During 1996, rates increased slightly and then remained stable, fueling the rise in the conversion prices. 1997 has seen a continuation of this trend, with the average IPO pricing at 70.9%, 71.5%, and 72.3% of book value for the first, second, and third quarters of 1997 respectively.

Thrift pricing in general was robust in 1995 due to the falling interest rates, the industry consolidation and renewed earnings. Contrasting this view, in late 1994 investors faced shrinking spreads and margins due to rising rates and consolidation that was tailing off and slowing down. The blockbuster level of consolidations have led many investors to think that all institutions are fair game for acquisitions and prices have risen accordingly.

As Figure 49 shows, the SNL index has risen at a slower pace than the stock market (using DJIA and S&P as proxies).

The average current price to book multiple for all standard conversions that have taken place since July 1, 1996 is 108.87%; the price to earnings multiple is not available (see Exhibit 7).

As such, a slight downward adjustment for this measure is warranted.

Conversion Valuation Appraisal Report                              Page:  1 - 69
================================================================================


     Acquisition Market


The level of deals in 1997 is below that of 1996, but the second quarter did increase modestly from the first quarter's level.



                    FIGURE 51 - DEALS FOR LAST FIVE QUARTERS


                                [GRAPHIC OMITTED]


Source:  SNL Securities

Conversion Valuation Appraisal Report                              Page:  1 - 70
================================================================================


From 1994 through July 1997, thrift deal prices remained high. As illustrated by the following graphs and tables, thrift deal prices as a multiple of book value continue to climb through July 10, 1997, for all thrifts, thrifts in the Midwest region, and similar deal size thrifts. Price to earnings for all three segments rose as did price to assets and price to deposits.


         FIGURE 52 - CURRENT THRIFT ACQUISITION MULTIPLES, PRICE TO BOOK


                                [GRAPHIC OMITTED]

Conversion Valuation Appraisal Report                              Page:  1 - 71
================================================================================


    FIGURE 53 - CURRENT THRIFT ACQUISITION MULTIPLES, PRICE TO TANGIBLE BOOK


                                [GRAPHIC OMITTED]




           FIGURE 54 - THRIFT ACQUISITION MULTIPLES, PRICE TO EARNINGS


                                [GRAPHIC OMITTED]

Conversion Valuation Appraisal Report                              Page:  1 - 72
================================================================================


        FIGURE 55 - CURRENT THRIFT ACQUISITION MULTIPLES, PRICE TO ASSETS


                                [GRAPHIC OMITTED]


       FIGURE 56 - CURRENT THRIFT ACQUISITION MULTIPLES, PRICE TO DEPOSITS


                                [GRAPHIC OMITTED]

Conversion Valuation Appraisal Report                              Page:  1 - 73
================================================================================


                           FIGURE 57 - DEAL MULTIPLES


                                [GRAPHIC OMITTED]


Currently there is one local pending thrift acquisition announced, Standard Financial by TCF Financial Corp. The acquisition multiples associated with all deals are shown below. Additionally, one merger of equals, Liberty Bancorp and Hinsdale Financial Corp closed recently.


                  FIGURE 58 - ILLINOIS THRIFT ACQUISITION TABLE


                                      At Announcement Offer Divided By
                                      --------------------------------
PENDING                                 Book Value          LTM EPS
- -------                                 ----------          -------
Standard Financial                         151                33.3
Pending Merger Average                     168                24.6

COMPLETED
- ---------
Completed Merger Average                   165                32.1


Source: SNL Securities

Conversion Valuation Appraisal Report                              Page:  1 - 74
================================================================================


A downward adjustment is warranted for this factor at time of conversion, since new conversions are not readily available for acquisition for well over one year from the date of conversion and since the market prices of the Comparables already have this acquisition premium built in their prices.

Conversion Valuation Appraisal Report                              Page:  1 - 75
================================================================================


     Adjustments to Value


Overall,  FinPro  believes  that the  Bank  pro-forma  market  value  should  be
discounted   relative  to  the  Comparable   Group,   reflecting  the  following
adjustments.

Key Valuation Parameters                                    Valuation Adjustment
- ------------------------                                    --------------------

Financial Strength                                          No Adjustment

Earnings Quality                                            Slightly Downward

Market Area                                                 No Adjustment

Management                                                  No Adjustment

Dividends                                                   No Adjustment

Liquidity of the Issue                                      No Adjustment

Subscription Interest                                       Upward

Recent Regulatory Matters                                   Slightly Downward

Market for Seasoned Thrift Stocks                           Slightly Downward

Acquisition Market                                          Downward


As such, and as a result of all the factors discussed, a full offering discount in the 40% - 45% range from the average trading values of the comparable companies appears to be reasonable. This is particularly true as these numbers represent a modest discount to book value for recent standard conversions.

Conversion Valuation Appraisal Report                              Page:  1 - 76
================================================================================


     Valuation Approach


In applying the accepted valuation methodology promulgated by the regulators, i.e., the pro-forma market value approach, four key pricing multiples were considered. The four multiples include:

         Price to earnings ("P/E")

         Price to tangible book value ("P/TB")

         Price to book value ("P/B")

         Price to assets ("P/A")

All of the approaches were calculated on a pro-forma basis including the effects of the conversion proceeds. All of the assumptions utilized are presented in Exhibits 8 and 9.

To ascertain the pro-forma estimated market value of the Bank, the market multiples for the Comparable Group, all publicly traded thrifts and the recent (1996 to date) standard conversion group were assessed.

Since thrift earnings in general have had a high degree of volatility over the past decade, the P/B approach has gained in importance and is utilized frequently as the benchmark for market value. It is interesting to note that the P/B approach is more of a benchmark than a reliable valuation technique. A better approach is the P/TB approach. In general, investors tend to price financial institutions on a tangible book basis, because it incorporates the P/B approach adjusted for intangibles. Recently, the P/E approach has regained favor among investors.

As such, in estimating the market value for the Bank, the P/TB was weighted higher than the P/B approach. Additionally, the P/E approach was given equal weighting to the P/TB approach as investors rely on the earnings stream for investment decisions going forward. The P/A ratio was not given much weight in the valuation process

In terms of the market multiples, most weight was given to the Comparable Group and the recent (1996 to date) standard conversions. Less weight was ascribed to all public thrifts and all Illinois thrifts. The multiples for the Comparable Group, all publicly traded thrifts, and Illinois publicly traded thrifts are shown in Exhibit 6.

Conversion Valuation Appraisal Report                              Page:  1 - 77
================================================================================


Based upon the approximately 40% discount defined in the section above, the Bank pricing at the midpoint is estimated to be $41,170,000. Based upon a range below and above the midpoint value, the relative values are $34,990,000 at the minimum and $47,350,000 at the maximum respectively. At the supermaximum of the range the offering value would be $54,450,000.

At the various levels of the estimated value range, the offering would result in the following offering data:


                      FIGURE 59 - VALUE RANGE OFFERING DATA


                                [GRAPHIC OMITTED]


Source:  FinPro Inc. Proforma Model

Conversion Valuation Appraisal Report                              Page:  1 - 78
================================================================================


This equates to the following multiples:


                    FIGURE 60 - COMPARABLE PRICING MULTIPLES


                                [GRAPHIC OMITTED]


Source:  FinPro Calculations



                FIGURE 61 - RECENT STANDARD CONVERSION MULTIPLES


                                [GRAPHIC OMITTED]


Source:  FinPro Calculations

As the tables above demonstrate, a discount is applied to the Bank relative to the Comparable Group on price to earnings, price to book, and price to tangible book basis and at a premium on a price to assets basis. In comparison to the recent standard conversions the Bank is priced at a discount on all bases.



          FIGURE 62 - ADJUSTED SUPERMAX TO RECENT CONVERSION COMPARISON


                                [GRAPHIC OMITTED]


Source:  FinPro Calculations

The price to earnings discounts in Figures 60 and 61 are magnified due to the one time SAIF assessment. The assessment is included in the Comparable Group's and Recent Conversion's multiples but not in the Bank's, thereby overstating the relationship. The earnings multiple for the Bank, adjusted for the one time assessment, would be 15.87, resulting in a discount to the Comparable Group of 46.12%.

In addition, the Recent Conversion multiple is based on public offerings which have typically subscribed at the supermaximum. Figure 62 adjusts for these factors by including the Bank's one time SAIF expense in the pro forma earnings and by calculating the discount or premium in comparison to the Bank's multiples at the supermaximum.

Conversion Valuation Appraisal Report                              Page:  1 - 79
================================================================================


     Valuation Conclusion


It is, therefore, our opinion that as of July 10, 1997, the estimated pro-forma market value of the Bank in a full offering was $41,170,000 at the midpoint of a range with a minimum of $34,990,000 to a maximum of $47,350,000 at 15% below and 15% above the midpoint of the range respectively. Assuming an adjusted maximum value of 15% above the maximum value, the adjusted maximum value or supermaximum value in a full offering is $54,450,000. The stock will be issued at $10.00 per share.

Pro-forma comparisons of the Bank's value range with the Comparable Group, all public thrifts, Illinois public thrifts and the recent standard conversion group is shown in Exhibits 8 and 9.

                                                                       Exhibit 1


                           Consolidated Balance Sheets


                                                                                        (Unaudited)               December 31,
                                                                                          April 30,        -------------------------
Assets                                                                                       1997            1996              1995
- ------                                                                                       ----            ----              ----
Cash and due from bank ...........................................................       $   5,104        $   5,800        $  17,073
Fed funds sold ...................................................................           2,000            1,500            2,100
                                                                                             -----            -----            -----
       Total cash and cash equivalents ...........................................           7,104            7,300           19,173

Time deposits in other financial institutions ....................................             200              200              200
Securities available-for-sale ....................................................          27,535           28,724           33,787
Securities held-to-maturity (fair value of $50,007 in 1997, $49,881
  in 1996 and $46,115 in 1995) ...................................................          50,648           49,888           45,686
Loans, net of allowance for loan losses ..........................................         165,914          163,348          144,566
Federal Home Loan Bank stock, at cost ............................................           1,852            1,673            1,553
Premises and equipment, net ......................................................           3,845            3,923            4,006
Accrued interest receivable ......................................................           1,949            1,764            1,616
Intangible assets ................................................................             332              352              419
Real estate owned ................................................................            --                 40              499
Other assets .....................................................................             623              903              417
                                                                                               ---              ---              ---
      Total assets ...............................................................       $ 260,002        $ 258,115        $ 251,922
                                                                                         =========        =========        =========

Liabilities and Equity
- ----------------------
Liabilities
- -----------
Deposits .........................................................................       $ 218,987        $ 219,505        $ 209,387
Advance payments by borrowers for taxes and insurance ............................           1,586            2,118            1,681
Advances from Federal Home Loan Bank .............................................           7,500            4,000           10,000
Accrued interest payable and other liabilities ...................................           1,979            3,231            1,816
      Total liabilities ..........................................................         230,052          228,854          222,884
                                                                                           -------          -------          -------

Equity
- ------
Retained earnings ................................................................          30,226           29,465           29,013
Net unrealized gain (loss) on securities available-for-sale ......................            (276)            (204)              25
                                                                                              ----             ----               --
     Total equity ................................................................          29,950           29,261           29,038
                                                                                            ------           ------           ------
      Total liabilities and equity ...............................................       $ 260,002        $ 258,115        $ 251,922
                                                                                         =========        =========        =========


Source:  Audited Financial Statements

                                    Exhibit 2
                        Consolidated Statements of Income
                                   $ in 000's

                                                              (Unaudited)
                                                           Four Months Ended               Years Ended
                                                               April 30,                   December 31,
                                                           -----------------     -------------------------------
                                                            1997       1996        1996        1995        1994
                                                            ----       ----        ----        ----        ----
Interest and dividend income:
  Loans                                                    $4,653     $4,197     $13,068     $12,080     $11,118
  Securities
    Taxable                                                   497        533       1,664       1,944       1,334
    Tax-exempt                                                 97         94         277         327         378
  Mortgage-backed securities                                1,131      1,158       3,673       2,867       2,535
  Federal funds sold and others                               117        142         324         432         345
                                                           ------     ------     -------     -------     -------
     Total interest income                                  6,495      6,124      19,006      17,650      15,710

Interest expense:
  NOW and money market                                        123        122         369         377         370
  Passbook savings                                            705        692       2,120       2,113       2,047
  Certificates of deposit                                   2,285      2,293       6,827       6,044       3,987
  Federal Home Loan Bank advances and other borrowings        107         56         178         193         180
                                                           ------     ------     -------     -------     -------
     Total interest expense                                 3,220      3,163       9,494       8,727       6,584
                                                           ------     ------     -------     -------     -------
Net interest income                                         3,275      2,961       9,512       8,923       9,126
                                                           ------     ------     -------     -------     -------
Provision for loan losses                                     574         42         706         136         182
                                                           ------     ------     -------     -------     -------
Net interest income after provision
  for loan losses                                           2,701      2,919       8,806       8,787       8,944

Noninterest income:
  Deposit service charges                                     116        121         362         378         326
  Insurance commissions                                        15         18          54          58          58
  Net gain on sale and call of securities                      --         --          55          24           5
  Net gain (loss) on sale of real estate owned                  1        (10)         50         147          --
  Other income                                                 65         65         224         249         188
                                                           ------     ------     -------     -------     -------
     Total noninterest income                                 197        194         745         856         577

Noninterest expense:
  Compensation and benefits                                   851        726       2,411       2,370       2,043
  Occupancy and equipment                                     225        209         678         630         610
  Data processing                                              94         87         269         260         282
  SAIF assessment                                              --         --       1,293          --          --
  Federal insurance premiums                                   43        182         553         521         444
  Charitable and foundation contributions                      43         21       2,558          67         100
  Other expense                                               401        295         931         842         792
                                                           ------     ------     -------     -------     -------
     Total noninterest expense                              1,657      1,520       8,693       4,690       4,271
                                                           ------     ------     -------     -------     -------
       Income before income taxes                           1,241      1,593         858       4,953       5,250
       Income tax provision                                   480        603         406       1,760       1,825
                                                           ------     ------     -------     -------     -------
       Net income                                          $  761     $  990     $   452     $ 3,193     $ 3,425
                                                           ======     ======     =======     =======     =======

Source:  Audited Financial Statements

                                                                       Exhibit 3
                        Consolidated Statements of Equity


                                                                                          Unrealized
                                                                                          Gain (Loss)
                                                                                         on Securities
                                                                         Retained          Available-
                                                                         Earnings          for-Sale            Total
                                                                         --------          --------            -----
Balance at January 1, 1994                                               $22,395             $  --            $22,395
Net income                                                                 3,425                --              3,425
Effect of adopting SFAS No. 115, as of January 1, 1994,
   net of income taxes of $189                                               --                295                295
Change in valuation allowance for securities available-for-sale,
  net of income taxes of $358                                                --               (560)              (560)
                                                                          ------             ------           --------
Balance at December 31, 1994                                              25,820              (265)            25,555
Net income                                                                 3,193                --              3,193
Reclassification of securities from held-to-maturity to
  available-for-sale, net of tax of $44                                      --                114                114
Change in valuation allowance for securities available-for-sale,
  net of income taxes of $141                                                --                176                176
                                                                          ------             ------           --------
Balance at December 31, 1995                                              29,013                25             29,038
Net income                                                                   452                --                452
Change in valuation allowance for securities available-for-sale,
  net of income taxes of $146                                                --               (229)              (229)
                                                                          ------             ------           --------
Balance at December 31, 1996                                              29,465              (204)            29,261
Net income (unaudited)                                                       761                --                761
Change in valuation allowance for securities available-for-sale,
  net of income taxes of $47                                                 --                (72)               (72)
                                                                          ------             ------           --------
Balance at April 30, 1997  (unaudited)                                   $30,226             $(276)          $ 29,950




Source:  Audited Financial Statements

                                    Exhibit 4
                      Consolidated Statements of Cash Flows

                                                                                (Unaudited)
                                                                             Four Months Ended                Years Ended
                                                                                 April 30,                    December 31,
                                                                            -------------------     --------------------------------
                                                                             1997         1996        1996        1995        1994
                                                                             ----         ----        ----        ----        ----
Cash flows from operating activities:
   Net income ..........................................................   $    761    $    990    $    452    $  3,193    $  3,425
Adjustments to reconcile net income to net
  cash from operating activities:
  Depreciation and amortization of intangibles .........................        121          99         358         329         268
  Net amortization of securities .......................................         36        --           (90)        138         318
  Net gain on sales and calls of securities ............................       --          --           (55)        (24)         (5)
  Provision for loan losses ............................................        574          42         706         136         182
  Net gain on real estate owned ........................................         (1)         10         (50)        (79)       --
  Deferred loan origination fees .......................................          2         (12)        (80)        (75)       (118)
  Federal Home Loan Bank stock dividend ................................       --          --          --           (20)       --
  Provision for deferred income taxes ..................................         24        --          (937)        135         212
  Net change in:
      Accrued interest receivable ......................................       (185)        (97)       (148)        119        (618)
      Accrued interest payable .........................................        465         391          (4)        217          52
      Other assets .....................................................        302         180        (141)        182        (215)
      Other liabilities ................................................     (1,717)       (240)      2,129        (190)         59
                                                                             ------        ----       -----        ----          --
Net cash provided by operating activities ..............................        382       1,363       2,140       4,061       3,560

Cash flows from investing activities:
  Purchase of securities available-for-sale ............................       --        (1,985)     (2,989)       --        (3,973)
  Purchase of securities held-to-maturity ..............................     (3,598)     (9,951)    (20,129)    (30,451)    (20,131)
  Proceeds from sales of securities available-for-sale .................       --          --          --         1,504        --
  Proceeds from calls and maturities of securities .....................      1,000       5,850      15,814      20,112       2,167
  Net loan originations ................................................     (3,151)     (3,566)    (19,548)     (8,696)    (16,360)
  Principal payments on mortgage-backed and related securities .........      2,872       3,519       7,965       5,916      10,436
  Purchase of Federal Home Loan Bank stock .............................       (179)       (120)       (120)       (215)       (171)
  Acquisition of Ukrainian Federal Savings and Loan
      Association branch, net of cash ..................................       --          --          --          --         8,308
  Net change in federal funds purchased ................................       --          --          --          --        (2,000)
  Property and equipment expenditures ..................................        (15)        (24)       (189)       (119)       (759)
  Real estate owned expenditures .......................................       --            53          (5)        (44)       --
  Proceeds from sale of real estate owned ..............................         41          75         614          79        --
                                                                             ------      -------    --------    --------    --------
Net cash used in investing activities ..................................     (3,030)     (6,149)    (18,587)    (11,914)    (22,483)

Cash flows from financing activities:
  Net change in deposits ...............................................       (516)      3,372      10,137      13,568      11,931
  Net change in advance payments by borrowers
    for taxes and insurance ............................................       (532)       (369)        437        (342)        428
  Change in advances from Federal Home Loan Bank .......................      3,500      (7,000)     (6,000)      7,000       2,000
                                                                              -----      ------      ------       -----       -----
Net cash provided by (used in) financing activities ....................      2,452      (3,997)      4,574      20,226      14,359
                                                                              -----      ------       -----      ------      ------

Net change in cash and cash equivalents ................................       (196)     (8,783)    (11,873)     12,373      (4,564)

Cash and cash equivalents at beginning of period .......................      7,300      19,173      19,173       6,800      11,364
                                                                              -----      ------      ------       -----      ------

Cash and cash equivalents at end of period .............................   $  7,104    $ 10,390    $  7,300    $ 19,173    $  6,800
                                                                           ========    ========    ========    ========    ========

Supplemental disclosures of cash flow information Cash
 paid during the year for:
      Interest .........................................................   $  2,755    $  2,773    $  9,498    $  8,510    $  6,352
      Income taxes .....................................................        218         451       1,497       1,620       1,658

  Schedule of noncash investing and financing activities
      Transfer of securities from held-to-maturity to
           available-for-sale ..........................................       --          --          --        20,158        --
      Real estate acquired in settlement of loans ......................       --          --           140         276        --
      Purchase of branch savings bank
            Fair value of assets acquired ..............................                                                   $ 13,965
            Cash received ..............................................                                                      8,308
                                                                                                                              -----
                   Liabilities assumed .................................                                                   $ 22,273
- --------------

Source:  Audited Financial Statements

                          Exhibit 5
             Selected Data on all Public Thrifts

                                                                              Corporate
                                           --------------------------------------------------------------------------------
                                                                                                      Deposit
                                                                                Number               Insurance
                                                                                  of                  Agency     Conversion
Ticker             Short Name              Exchange     City           State    Offices   IPO Date  (BIF/SAIF)      Type
- ---------------------------------------    --------------------------------------------------------------------------------
%CAL     California Federal Bank, a FSB    Private    Dallas             TX       227           NA     SAIF      Not Avail.
%CCMD    Chevy Chase Bank, FSB             Private    Chevy Chase        MD       107           NA     SAIF      Not Avail.
AABC     Access Anytime Bancorp, Inc.      NASDAQ     Clovis             NM         3     08/08/86     SAIF      Regular
AADV     Advantage Bancorp Inc.            NASDAQ     Kenosha            WI        15     03/23/92     SAIF      Regular
ABBK     Abington Bancorp Inc.             NASDAQ     Abington           MA         7     06/10/86      BIF      Regular
ABCL     Alliance Bancorp Inc.             NASDAQ     Hinsdale           IL        14     07/07/92     SAIF      Regular
ABCW     Anchor BanCorp Wisconsin          NASDAQ     Madison            WI        34     07/16/92     SAIF      Regular
AFBC     Advance Financial Bancorp         NASDAQ     Wellsburg          WV         2     01/02/97     SAIF      Regular
AFCB     Affiliated Community Bancorp      NASDAQ     Waltham            MA        11     10/19/95     SAIF      Not Avail.
AFED     AFSALA Bancorp Inc.               NASDAQ     Amsterdam          NY         4     10/01/96     SAIF      Regular
AFFFZ    America First Financial Fund      NASDAQ     San Francisco      CA        36           NA     SAIF      Not Avail.
AHCI     Ambanc Holding Co. Inc.           NASDAQ     Amsterdam          NY         9     12/27/95      BIF      Regular
AHM      Ahmanson & Company (H.F.)         NYSE       Irwindale          CA       391     10/25/72     SAIF      Regular
ALBC     Albion Banc Corp.                 NASDAQ     Albion             NY         2     07/26/93     SAIF      Regular
ALBK     ALBANK Financial Corporation      NASDAQ     Albany             NY        71     04/01/92     SAIF      Regular
AMFB     American Federal Bank FSB         NASDAQ     Greenville         SC        40     01/19/89     SAIF      Modified
AMFC     AMB Financial Corp.               NASDAQ     Munster            IN         4     04/01/96     SAIF      Regular
ANA      Acadiana Bancshares Inc.          AMSE       Lafayette          LA         4     07/16/96     SAIF      Regular
ANBK     American National Bancorp         NASDAQ     Baltimore          MD        10     10/31/95     SAIF      Not Avail.
ANDB     Andover Bancorp Inc.              NASDAQ     Andover            MA        12     05/08/86      BIF      Regular
ASBI     Ameriana Bancorp                  NASDAQ     New Castle         IN         8     03/02/87     SAIF      Regular
ASBP     ASB Financial Corp.               NASDAQ     Portsmouth         OH         1     05/11/95     SAIF      Regular
ASFC     Astoria Financial Corporation     NASDAQ     Lake Success       NY        45     11/18/93     SAIF      Regular
ATSB     AmTrust Capital Corp.             NASDAQ     Peru               IN         2     03/28/95     SAIF      Regular
AVND     Avondale Financial Corp.          NASDAQ     Chicago            IL         5     04/07/95     SAIF      Regular
BANC     BankAtlantic Bancorp Inc.         NASDAQ     Fort Lauderdale    FL        56     11/29/83     SAIF      Regular
BDJI     First Federal Bancorporation      NASDAQ     Bemidji            MN         5     04/04/95     SAIF      Regular
BFD      BostonFed Bancorp Inc.            AMSE       Burlington         MA        10     10/24/95     SAIF      Regular
BFFC     Big Foot Financial Corp.          NASDAQ     Long Grove         IL         3     12/20/96     SAIF      Regular
BFSB     Bedford Bancshares Inc.           NASDAQ     Bedford            VA         3     08/22/94     SAIF      Regular
BKC      American Bank of Connecticut      AMSE       Waterbury          CT        15     12/01/81      BIF      Regular
BKCO     Bankers Corp.                     NASDAQ     Perth Amboy        NJ        15     03/16/90      BIF      Regular
BKCT     Bancorp Connecticut Inc.          NASDAQ     Southington        CT         3     07/03/86      BIF      Regular
BKUNA    BankUnited Financial Corp.        NASDAQ     Coral Gables       FL        14     12/11/85     SAIF      Regular
BNKU     Bank United Corp.                 NASDAQ     Houston            TX        71     08/09/96     SAIF      Not Avail.
BPLS     Bank Plus Corp.                   NASDAQ     Los Angeles        CA        33           NA     SAIF      Not Avail.
BSBC     Branford Savings Bank             NASDAQ     Branford           CT         5     11/04/86      BIF      Regular
BTHL     Bethel Bancorp                    NASDAQ     Portland           ME         8     08/19/87      BIF      Regular
BVCC     Bay View Capital Corp.            NASDAQ     San Mateo          CA        45     05/09/86     SAIF      Regular
BWFC     Bank West Financial Corp.         NASDAQ     Grand Rapids       MI         3     03/30/95     SAIF      Regular
BYFC     Broadway Financial Corp.          NASDAQ     Los Angeles        CA         3     01/09/96     SAIF      Regular
CAFI     Camco Financial Corp.             NASDAQ     Cambridge          OH        11           NA     SAIF      Not Avail.
CAPS     Capital Savings Bancorp Inc.      NASDAQ     Jefferson City     MO         7     12/29/93     SAIF      Regular
CASB     Cascade Financial Corp.           NASDAQ     Everett            WA         8     09/16/92     SAIF      Regular
CASH     First Midwest Financial Inc.      NASDAQ     Storm Lake         IA        12     09/20/93     SAIF      Regular
CATB     Catskill Financial Corp.          NASDAQ     Catskill           NY         4     04/18/96      BIF      Regular
CBCI     Calumet Bancorp Inc.              NASDAQ     Dolton             IL         5     02/20/92     SAIF      Regular
CBCO     CB Bancorp Inc.                   NASDAQ     Michigan City      IN         3     12/28/92     SAIF      Regular
CBES     CBES Bancorp Inc.                 NASDAQ     Excelsior Springs  MO         2     09/30/96     SAIF      Regular
CBK      Citizens First Financial Corp.    AMSE       Normal             IL         6     05/01/96     SAIF      Regular
CBNH     Community Bankshares Inc.         NASDAQ     Concord            NH        11     05/08/86      BIF      Regular
CBSA     Coastal Bancorp Inc.              NASDAQ     Houston            TX        36           NA     SAIF      Not Avail.
CBSB     Charter Financial Inc.            NASDAQ     Sparta             IL         8     12/29/95     SAIF      Not Avail.
CCFH     CCF Holding Company               NASDAQ     Jonesboro          GA         4     07/12/95     SAIF      Regular
CEBK     Central Co-operative Bank         NASDAQ     Somerville         MA         8     10/24/86      BIF      Regular
CENB     Century Bancorp Inc.              NASDAQ     Thomasville        NC         1     12/23/96     SAIF      Regular
CENF     CENFED Financial Corp.            NASDAQ     Pasadena           CA        18     10/25/91     SAIF      Regular
CFB      Commercial Federal Corporation    NYSE       Omaha              NE       107     12/31/84     SAIF      Regular
CFBC     Community First Banking Co.       NASDAQ     Carrollton         GA        12     07/01/97     SAIF      Regular
CFCP     Coastal Financial Corp.           NASDAQ     Myrtle Beach       SC         9     09/26/90     SAIF      Regular
CFFC     Community Financial Corp.         NASDAQ     Staunton           VA         3     03/30/88     SAIF      Regular
CFNC     Carolina Fincorp Inc.             NASDAQ     Rockingham         NC         4     11/25/96     SAIF      Regular
CFSB     CFSB Bancorp Inc.                 NASDAQ     Lansing            MI        17     06/22/90     SAIF      Regular
CFTP     Community Federal Bancorp         NASDAQ     Tupelo             MS         1     03/26/96     SAIF      Regular

                                                                              Corporate
                                           --------------------------------------------------------------------------------
                                                                                                      Deposit
                                                                                Number               Insurance
                                                                                  of                  Agency     Conversion
Ticker             Short Name              Exchange     City           State    Offices   IPO Date  (BIF/SAIF)      Type
- ---------------------------------------    --------------------------------------------------------------------------------
CFX      CFX Corporation                   AMSE       Keene              NH        43     02/12/87      BIF      Regular
CIBI     Community Investors Bancorp       NASDAQ     Bucyrus            OH         3     02/07/95     SAIF      Regular
CKFB     CKF Bancorp Inc.                  NASDAQ     Danville           KY         1     01/04/95     SAIF      Regular
CLAS     Classic Bancshares Inc.           NASDAQ     Ashland            KY         3     12/29/95     SAIF      Regular
CMRN     Cameron Financial Corp            NASDAQ     Cameron            MO         3     04/03/95     SAIF      Regular
CMSB     Commonwealth Bancorp Inc.         NASDAQ     Norristown         PA        54     06/17/96     SAIF      Not Avail.
CMSV     Community Savings (MHC)           NASDAQ     North Palm Beach   FL        19     10/24/94     SAIF      Mutual HC
CNIT     CENIT Bancorp Inc.                NASDAQ     Norfolk            VA        22     08/06/92     SAIF      Regular
CNSB     CNS Bancorp Inc.                  NASDAQ     Jefferson City     MO         5     06/12/96     SAIF      Regular
CNY      Carver Bancorp Inc.               AMSE       New York           NY         7     10/25/94     SAIF      Regular
COFD     Collective Bancorp Inc.           NASDAQ     Egg Harbor City    NJ        82     02/07/84     SAIF      Regular
COFI     Charter One Financial             NASDAQ     Cleveland          OH       174     01/22/88     SAIF      Regular
CONE     Conestoga Bancorp, Inc.           NASDAQ     Roslyn             NY         8     03/30/94     SAIF      Regular
COOP     Cooperative Bankshares Inc.       NASDAQ     Wilmington         NC        17     08/21/91     SAIF      Regular
CRZY     Crazy Woman Creek Bancorp         NASDAQ     Buffalo            WY         1     03/29/96     SAIF      Regular
CSA      Coast Savings Financial           NYSE       Los Angeles        CA        92     12/23/85     SAIF      Regular
CSBF     CSB Financial Group Inc.          NASDAQ     Centralia          IL         2     10/09/95     SAIF      Regular
CTZN     CitFed Bancorp Inc.               NASDAQ     Dayton             OH        35     01/23/92     SAIF      Regular
CVAL     Chester Valley Bancorp Inc.       NASDAQ     Downingtown        PA         7     03/27/87     SAIF      Regular
CZF      CitiSave Financial Corp           AMSE       Baton Rouge        LA         6     07/14/95     SAIF      Regular
DCBI     Delphos Citizens Bancorp Inc.     NASDAQ     Delphos            OH         1     11/21/96     SAIF      Regular
DIBK     Dime Financial Corp.              NASDAQ     Wallingford        CT        11     07/09/86      BIF      Regular
DIME     Dime Community Bancorp Inc.       NASDAQ     Brooklyn           NY        15     06/26/96      BIF      Regular
DME      Dime Bancorp Inc.                 NYSE       New York           NY        86     08/19/86      BIF      Regular
DNFC     D & N Financial Corp.             NASDAQ     Hancock            MI        37     02/13/85     SAIF      Regular
DSL      Downey Financial Corp.            NYSE       Newport Beach      CA        82     01/01/71     SAIF      Not Avail.
EBSI     Eagle Bancshares                  NASDAQ     Tucker             GA        14     04/01/86     SAIF      Regular
EFBC     Empire Federal Bancorp Inc.       NASDAQ     Livingston         MT         3     01/27/97     SAIF      Regular
EFBI     Enterprise Federal Bancorp        NASDAQ     West Chester       OH         5     10/17/94     SAIF      Regular
EGFC     Eagle Financial Corp.             NASDAQ     Bristol            CT        29     02/03/87     SAIF      Regular
EGLB     Eagle BancGroup Inc.              NASDAQ     Bloomington        IL         3     07/01/96     SAIF      Regular
EIRE     Emerald Isle Bancorp Inc.         NASDAQ     Quincy             MA         8     09/08/86      BIF      Regular
EMLD     Emerald Financial Corp.           NASDAQ     Strongsville       OH        14           NA     SAIF      Regular
EQSB     Equitable Federal Savings Bank    NASDAQ     Wheaton            MD         4     09/10/93     SAIF      Supervisory
ESBK     Elmira Savings Bank (The)         NASDAQ     Elmira             NY         6     03/01/85      BIF      Regular
ESX      Essex Bancorp Inc.                AMSE       Norfolk            VA         4     07/18/90     SAIF      Not Avail.
ETFS     East Texas Financial Services     NASDAQ     Tyler              TX         2     01/10/95     SAIF      Regular
FAB      FirstFed America Bancorp Inc.     AMSE       Fall River         MA        13     01/15/97     SAIF      Regular
FBBC     First Bell Bancorp Inc.           NASDAQ     Pittsburgh         PA         7     06/29/95     SAIF      Regular
FBCI     Fidelity Bancorp Inc.             NASDAQ     Chicago            IL         5     12/15/93     SAIF      Regular
FBCV     1ST Bancorp                       NASDAQ     Vincennes          IN         1     04/07/87     SAIF      Regular
FBER     1st Bergen Bancorp                NASDAQ     Wood-Ridge         NJ         4     04/01/96     SAIF      Regular
FBHC     Fort Bend Holding Corp.           NASDAQ     Rosenberg          TX         6     06/30/93     SAIF      Regular
FBNW     FirstBank Corp.                   NASDAQ     Lewiston           ID         5     07/02/97     SAIF      Regular
FBSI     First Bancshares Inc.             NASDAQ     Mountain Grove     MO         6     12/22/93     SAIF      Regular
FCB      Falmouth Co-Operative Bank        AMSE       Falmouth           MA         2     03/28/96      BIF      Regular
FCBF     FCB Financial Corp.               NASDAQ     Neenah             WI         6     09/24/93     SAIF      Regular
FCIT     First Citizens Financial Corp.    NASDAQ     Gaithersburg       MD        15     12/17/86     SAIF      Regular
FCME     First Coastal Corporation         NASDAQ     Westbrook          ME         7           NA      BIF      Not Avail.
FDEF     First Defiance Financial          NASDAQ     Defiance           OH         9     10/02/95     SAIF      Not Avail.
FED      FirstFed Financial Corp.          NYSE       Santa Monica       CA        25     12/16/83     SAIF      Regular
FESX     First Essex Bancorp Inc.          NASDAQ     Andover            MA        15     08/04/87      BIF      Regular
FFBA     First Colorado Bancorp Inc.       NASDAQ     Lakewood           CO        26     01/02/96     SAIF      Not Avail.
FFBH     First Federal Bancshares of AR    NASDAQ     Harrison           AR        12     05/03/96     SAIF      Regular
FFBI     First Financial Bancorp Inc.      NASDAQ     Belvidere          IL         2     10/04/93     SAIF      Regular
FFBS     FFBS BanCorp Inc.                 NASDAQ     Columbus           MS         3     07/01/93     SAIF      Regular
FFBZ     First Federal Bancorp Inc.        NASDAQ     Zanesville         OH         6     07/13/92     SAIF      Regular
FFCH     First Financial Holdings Inc.     NASDAQ     Charleston         SC        33     11/10/83     SAIF      Regular
FFDB     FirstFed Bancorp Inc.             NASDAQ     Bessemer           AL         8     11/19/91     SAIF      Regular
FFDF     FFD Financial Corp.               NASDAQ     Dover              OH         1     04/03/96     SAIF      Regular
FFED     Fidelity Federal Bancorp          NASDAQ     Evansville         IN         4     08/31/87     SAIF      Regular
FFES     First Federal of East Hartford    NASDAQ     East Hartford      CT        12     06/23/87     SAIF      Regular
FFFC     FFVA Financial Corp.              NASDAQ     Lynchburg          VA        12     10/12/94     SAIF      Regular
FFFD     North Central Bancshares Inc.     NASDAQ     Fort Dodge         IA         4     03/21/96     SAIF      Not Avail.

                                                                              Corporate
                                           --------------------------------------------------------------------------------
                                                                                                      Deposit
                                                                                Number               Insurance
                                                                                  of                  Agency     Conversion
Ticker             Short Name              Exchange     City           State    Offices   IPO Date  (BIF/SAIF)      Type
- ---------------------------------------    --------------------------------------------------------------------------------
FFFG     F.F.O. Financial Group Inc.       NASDAQ     St. Cloud          FL        11     10/13/88     SAIF      Regular
FFFL     Fidelity Bankshares Inc. (MHC)    NASDAQ     West Palm Beach    FL        20     01/07/94     SAIF      Mutual HC
FFHC     First Financial Corp.             NASDAQ     Stevens Point      WI       128     12/24/80     SAIF      Regular
FFHH     FSF Financial Corp.               NASDAQ     Hutchinson         MN        11     10/07/94     SAIF      Regular
FFHS     First Franklin Corporation        NASDAQ     Cincinnati         OH         7     01/26/88     SAIF      Regular
FFIC     Flushing Financial Corp.          NASDAQ     Flushing           NY         7     11/21/95      BIF      Regular
FFKY     First Federal Financial Corp.     NASDAQ     Elizabethtown      KY         8     07/15/87     SAIF      Regular
FFLC     FFLC Bancorp Inc.                 NASDAQ     Leesburg           FL         9     01/04/94     SAIF      Regular
FFOH     Fidelity Financial of Ohio        NASDAQ     Cincinnati         OH        11     03/04/96     SAIF      Not Avail.
FFPB     First Palm Beach Bancorp Inc.     NASDAQ     West Palm Beach    FL        40     09/29/93     SAIF      Regular
FFSL     First Independence Corp.          NASDAQ     Independence       KS         2     10/08/93     SAIF      Regular
FFSX     First Fed SB of Siouxland(MHC)    NASDAQ     Sioux City         IA        13     07/13/92     SAIF      Mutual HC
FFWC     FFW Corp.                         NASDAQ     Wabash             IN         3     04/05/93     SAIF      Regular
FFWD     Wood Bancorp Inc.                 NASDAQ     Bowling Green      OH         6     08/31/93     SAIF      Regular
FFYF     FFY Financial Corp.               NASDAQ     Youngstown         OH        12     06/28/93     SAIF      Regular
FGHC     First Georgia Holding Inc.        NASDAQ     Brunswick          GA         9     02/11/87     SAIF      Regular
FIBC     Financial Bancorp Inc.            NASDAQ     Long Island City   NY         5     08/17/94     SAIF      Regular
FISB     First Indiana Corporation         NASDAQ     Indianapolis       IN        26     08/02/83     SAIF      Regular
FKFS     First Keystone Financial          NASDAQ     Media              PA         5     01/26/95     SAIF      Regular
FKKY     Frankfort First Bancorp Inc.      NASDAQ     Frankfort          KY         3     07/10/95     SAIF      Regular
FLAG     FLAG Financial Corp.              NASDAQ     LaGrange           GA         4     12/11/86     SAIF      Regular
FLFC     First Liberty Financial Corp.     NASDAQ     Macon              GA        31     12/06/83     SAIF      Regular
FLGS     Flagstar Bancorp Inc.             NASDAQ     Bloomfield Hills   MI        15           NA     SAIF      Not Avail .
FLKY     First Lancaster Bancshares        NASDAQ     Lancaster          KY         1     07/01/96     SAIF      Regular
FMBD     First Mutual Bancorp Inc.         NASDAQ     Decatur            IL        12     07/05/95     SAIF      Regular
FMCO     FMS Financial Corporation         NASDAQ     Burlington         NJ        18     12/14/88     SAIF      Regular
FMSB     First Mutual Savings Bank         NASDAQ     Bellevue           WA         7     12/17/85      BIF      Regular
FNGB     First Northern Capital Corp.      NASDAQ     Green Bay          WI        20     12/29/83     SAIF      Regular
FOBC     Fed One Bancorp                   NASDAQ     Wheeling           WV         9     01/19/95     SAIF      Not Avail.
FPRY     First Financial Bancorp           NASDAQ     Tallahassee        FL         6     03/29/88     SAIF      Regular
FRC      First Republic Bancorp            NYSE       San Francisco      CA        13           NA      BIF      Not Avail.
FSBI     Fidelity Bancorp Inc.             NASDAQ     Pittsburgh         PA         8     06/24/88     SAIF      Regular
FSFC     First Southeast Financial Corp    NASDAQ     Anderson           SC        11     10/08/93     SAIF      Regular
FSLA     First Savings Bank (MHC)          NASDAQ     Woodbridge         NJ        16     07/10/92     SAIF      Mutual HC
FSNJ     First Savings Bk of NJ (MHC)      NASDAQ     Bayonne            NJ         4     01/09/95     SAIF      Mutual HC
FSPG     First Home Bancorp Inc.           NASDAQ     Pennsville         NJ        10     04/20/87     SAIF      Regular
FSPT     FirstSpartan Financial Corp.      NASDAQ     Spartanburg        SC         5     07/09/97     SAIF      Regular
FSSB     First FS&LA of San Bernardino     NASDAQ     San Bernardino     CA         4     02/02/93     SAIF      Regular
FSTC     First Citizens Corp.              NASDAQ     Newnan             GA         9     03/01/86     SAIF      Regular
FTF      Texarkana First Financial Corp    AMSE       Texarkana          AR         5     07/07/95     SAIF      Regular
FTFC     First Federal Capital Corp.       NASDAQ     La Crosse          WI        45     11/02/89     SAIF      Regular
FTNB     Fulton Bancorp Inc.               NASDAQ     Fulton             MO         2     10/18/96     SAIF      Regular
FTSB     Fort Thomas Financial Corp.       NASDAQ     Fort Thomas        KY         2     06/28/95     SAIF      Regular
FWWB     First SB of Washington Bancorp    NASDAQ     Walla Walla        WA        21     11/01/95     SAIF      Regular
GAF      GA Financial Inc.                 AMSE       Pittsburgh         PA        13     03/26/96     SAIF      Regular
GBCI     Glacier Bancorp Inc.              NASDAQ     Kalispell          MT        16     03/30/84     SAIF      Regular
GDVS     Greater Delaware Valley (MHC)     NASDAQ     Broomall           PA         7     03/03/95     SAIF      Mutual HC
GDW      Golden West Financial             NYSE       Oakland            CA       246     05/29/59     SAIF      Not Avail.
GFCO     Glenway Financial Corp.           NASDAQ     Cincinnati         OH         5     11/30/90     SAIF      Regular
GFED     Guaranty Federal SB (MHC)         NASDAQ     Springfield        MO         4     04/10/95     SAIF      Mutual HC
GFSB     GFS Bancorp Inc.                  NASDAQ     Grinnell           IA         1     01/06/94     SAIF      Regular
GLBK     Glendale Co-Operative Bank        NASDAQ     Everett            MA         1     01/10/94      BIF      Regular
GLN      Glendale Federal Bank FSB         NYSE       Glendale           CA       154     10/01/83     SAIF      Regular
GOSB     GSB Financial Corporation         NASDAQ     Goshen             NY         2     07/09/97      BIF      Regular
GPT      GreenPoint Financial Corp.        NYSE       New York           NY        74     01/28/94      BIF      Regular
GRTR     Greater New York Savings Bank     NASDAQ     New York           NY        14     06/17/87      BIF      Regular
GSBC     Great Southern Bancorp Inc.       NASDAQ     Springfield        MO        25     12/14/89     SAIF      Regular
GSFC     Green Street Financial Corp.      NASDAQ     Fayetteville       NC         3     04/04/96     SAIF      Regular
GSLA     GS Financial Corp.                NASDAQ     Metairie           LA         3     04/01/97     SAIF      Regular
GTFN     Great Financial Corporation       NASDAQ     Louisville         KY        45     03/31/94     SAIF      Regular
GTPS     Great American Bancorp            NASDAQ     Champaign          IL         3     06/30/95     SAIF      Regular
GUPB     GFSB Bancorp Inc.                 NASDAQ     Gallup             NM         1     06/30/95     SAIF      Regular
GWBC     Gateway Bancorp Inc.              NASDAQ     Catlettsburg       KY         2     01/18/95     SAIF      Regular
HALL     Hallmark Capital Corp.            NASDAQ     West Allis         WI         3     01/03/94     SAIF      Regular

                                                                              Corporate
                                           --------------------------------------------------------------------------------
                                                                                                      Deposit
                                                                                Number               Insurance
                                                                                  of                  Agency     Conversion
Ticker             Short Name              Exchange     City           State    Offices   IPO Date  (BIF/SAIF)      Type
- ---------------------------------------    --------------------------------------------------------------------------------
HARB     Harbor Florida Bancorp Inc.       NASDAQ     Fort Pierce        FL        23     01/06/94     SAIF      Mutual HC
HARL     Harleysville Savings Bank         NASDAQ     Harleysville       PA         4     08/04/87     SAIF      Regular
HARS     Harris Savings Bank (MHC)         NASDAQ     Harrisburg         PA        32     01/25/94     SAIF      Mutual HC
HAVN     Haven Bancorp Inc.                NASDAQ     Woodhaven          NY        20     09/23/93     SAIF      Regular
HBBI     Home Building Bancorp             NASDAQ     Washington         IN         2     02/08/95     SAIF      Regular
HBEI     Home Bancorp of Elgin Inc.        NASDAQ     Elgin              IL         5     09/27/96     SAIF      Regular
HBFW     Home Bancorp                      NASDAQ     Fort Wayne         IN         9     03/30/95     SAIF      Regular
HBNK     Highland Federal Bank FSB         NASDAQ     Burbank            CA         8           NA     SAIF      Not Avail.
HBS      Haywood Bancshares Inc.           AMSE       Waynesville        NC         4     12/18/87      BIF      Not Avail.
HCBB     HCB Bancshares Inc.               NASDAQ     Camden             AR         6     05/07/97     SAIF      Regular
HCFC     Home City Financial Corp.         NASDAQ     Springfield        OH         1     12/30/96     SAIF      Regular
HEMT     HF Bancorp Inc.                   NASDAQ     Hemet              CA        19     06/30/95     SAIF      Regular
HFFB     Harrodsburg First Fin Bancorp     NASDAQ     Harrodsburg        KY         2     10/04/95     SAIF      Regular
HFFC     HF Financial Corp.                NASDAQ     Sioux Falls        SD        19     04/08/92     SAIF      Regular
HFGI     Harrington Financial Group        NASDAQ     Richmond           IN         3           NA     SAIF      Not Avail.
HFNC     HFNC Financial Corp.              NASDAQ     Charlotte          NC         9     12/29/95     SAIF      Regular
HFSA     Hardin Bancorp Inc.               NASDAQ     Hardin             MO         3     09/29/95     SAIF      Regular
HHFC     Harvest Home Financial Corp.      NASDAQ     Cheviot            OH         3     10/10/94     SAIF      Regular
HIFS     Hingham Instit. for Savings       NASDAQ     Hingham            MA         5     12/20/88      BIF      Regular
HMCI     HomeCorp Inc.                     NASDAQ     Rockford           IL         9     06/22/90     SAIF      Regular
HMLK     Hemlock Federal Financial Corp    NASDAQ     Oak Forest         IL         3     04/02/97     SAIF      Regular
HMNF     HMN Financial Inc.                NASDAQ     Spring Valley      MN         7     06/30/94     SAIF      Regular
HOMF     Home Federal Bancorp              NASDAQ     Seymour            IN        16     01/23/88     SAIF      Regular
HPBC     Home Port Bancorp Inc.            NASDAQ     Nantucket          MA         2     08/25/88      BIF      Regular
HRBF     Harbor Federal Bancorp Inc.       NASDAQ     Baltimore          MD         9     08/12/94     SAIF      Regular
HRZB     Horizon Financial Corp.           NASDAQ     Bellingham         WA        12     08/01/86      BIF      Regular
HTHR     Hawthorne Financial Corp.         NASDAQ     El Segundo         CA         6           NA     SAIF      Not Avail.
HVFD     Haverfield Corporation            NASDAQ     Cleveland          OH        10     03/19/85     SAIF      Regular
HWEN     Home Financial Bancorp            NASDAQ     Spencer            IN         1     07/02/96     SAIF      Regular
HZFS     Horizon Financial Svcs Corp.      NASDAQ     Oskaloosa          IA         3     06/30/94     SAIF      Regular
IBSF     IBS Financial Corp.               NASDAQ     Cherry Hill        NJ        10     10/13/94     SAIF      Regular
IFSB     Independence Federal Savings      NASDAQ     Washington         DC         2     06/06/85     SAIF      Regular
IFSL     Indiana Federal Corporation       NASDAQ     Valparaiso         IN        16     02/04/87     SAIF      Regular
INBI     Industrial Bancorp                NASDAQ     Bellevue           OH        10     08/01/95     SAIF      Regular
INCB     Indiana Community Bank SB         NASDAQ     Lebanon            IN         3     12/15/94     SAIF      Regular
IPSW     Ipswich Savings Bank              NASDAQ     Ipswich            MA         5     05/26/93      BIF      Regular
ISBF     ISB Financial Corporation         NASDAQ     New Iberia         LA        25     04/07/95     SAIF      Regular
ITLA     ITLA Capital Corp.                NASDAQ     La Jolla           CA         9     10/24/95      BIF      Not Avail.
IWBK     InterWest Bancorp Inc.            NASDAQ     Oak Harbor         WA        37           NA     SAIF      Not Avail.
JOAC     Joachim Bancorp Inc.              NASDAQ     De Soto            MO         1     12/28/95     SAIF      Regular
JSBA     Jefferson Savings Bancorp         NASDAQ     Ballwin            MO        32     04/08/93     SAIF      Regular
JSBF     JSB Financial Inc.                NASDAQ     Lynbrook           NY        13     06/27/90      BIF      Regular
JXSB     Jacksonville Savings Bk (MHC)     NASDAQ     Jacksonville       IL         4     04/21/95     SAIF      Mutual HC
JXVL     Jacksonville Bancorp Inc.         NASDAQ     Jacksonville       TX         6     04/01/96     SAIF      Not Avail.
KFBI     Klamath First Bancorp             NASDAQ     Klamath Falls      OR         7     10/05/95     SAIF      Regular
KNK      Kankakee Bancorp Inc.             AMSE       Kankakee           IL         9     01/06/93     SAIF      Regular
KSAV     KS Bancorp Inc.                   NASDAQ     Kenly              NC         4     12/30/93     SAIF      Regular
KSBK     KSB Bancorp Inc.                  NASDAQ     Kingfield          ME         8     06/24/93      BIF      Regular
KYF      Kentucky First Bancorp Inc.       AMSE       Cynthiana          KY         2     08/29/95     SAIF      Regular
LARK     Landmark Bancshares Inc.          NASDAQ     Dodge City         KS         5     03/28/94     SAIF      Regular
LARL     Laurel Capital Group Inc.         NASDAQ     Allison Park       PA         6     02/20/87     SAIF      Regular
LFBI     Little Falls Bancorp Inc.         NASDAQ     Little Falls       NJ         6     01/05/96     SAIF      Regular
LFCO     Life Financial Corp.              NASDAQ     Riverside          CA         5           NA     SAIF      Not Avail.
LFED     Leeds Federal Savings Bk (MHC)    NASDAQ     Baltimore          MD         1     05/02/94     SAIF      Mutual HC
LIFB     Life Bancorp Inc.                 NASDAQ     Norfolk            VA        20     10/11/94     SAIF      Regular
LISB     Long Island Bancorp Inc.          NASDAQ     Melville           NY        36     04/18/94     SAIF      Regular
LOGN     Logansport Financial Corp.        NASDAQ     Logansport         IN         1     06/14/95     SAIF      Regular
LONF     London Financial Corporation      NASDAQ     London             OH         1     04/01/96     SAIF      Regular
LSBI     LSB Financial Corp.               NASDAQ     Lafayette          IN         4     02/03/95      BIF      Regular
LSBX     Lawrence Savings Bank             NASDAQ     North Andover      MA         5     05/02/86      BIF      Regular
LVSB     Lakeview Financial                NASDAQ     West Paterson      NJ         8     12/22/93     SAIF      Regular
LXMO     Lexington B&L Financial Corp.     NASDAQ     Lexington          MO         1     06/06/96     SAIF      Regular
MAFB     MAF Bancorp Inc.                  NASDAQ     Clarendon Hills    IL        20     01/12/90     SAIF      Regular
MARN     Marion Capital Holdings           NASDAQ     Marion             IN         2     03/18/93     SAIF      Regular

                                                                              Corporate
                                           --------------------------------------------------------------------------------
                                                                                                      Deposit
                                                                                Number               Insurance
                                                                                  of                  Agency     Conversion
Ticker             Short Name              Exchange     City           State    Offices   IPO Date  (BIF/SAIF)      Type
- ---------------------------------------    --------------------------------------------------------------------------------
MASB     MASSBANK Corp.                    NASDAQ     Reading            MA        14     05/28/86      BIF      Regular
MBB      MSB Bancorp Inc.                  AMSE       Goshen             NY        16     09/03/92      BIF      Regular
MBBC     Monterey Bay Bancorp Inc.         NASDAQ     Watsonville        CA         7     02/15/95     SAIF      Regular
MBLF     MBLA Financial Corp.              NASDAQ     Macon              MO         2     06/24/93     SAIF      Regular
MBSP     Mitchell Bancorp Inc.             NASDAQ     Spruce Pine        NC         1     07/12/96     SAIF      Regular
MCBN     Mid-Coast Bancorp Inc.            NASDAQ     Waldoboro          ME         2     11/02/89     SAIF      Regular
MCBS     Mid Continent Bancshares Inc.     NASDAQ     El Dorado          KS        10     06/27/94     SAIF      Regular
MDBK     Medford Savings Bank              NASDAQ     Medford            MA        16     03/18/86      BIF      Regular
MECH     Mechanics Savings Bank            NASDAQ     Hartford           CT        14     06/26/96      BIF      Regular
MERI     Meritrust Federal SB              NASDAQ     Thibodaux          LA         8           NA     SAIF      Not Avail.
METF     Metropolitan Financial Corp.      NASDAQ     Mayfield Heights   OH        15           NA     SAIF      Not Avail.
MFBC     MFB Corp.                         NASDAQ     Mishawaka          IN         4     03/25/94     SAIF      Regular
MFCX     Marshalltown Financial Corp.      NASDAQ     Marshalltown       IA         3     03/31/94     SAIF      Regular
MFFC     Milton Federal Financial Corp.    NASDAQ     West Milton        OH         2     10/07/94     SAIF      Regular
MFLR     Mayflower Co-operative Bank       NASDAQ     Middleboro         MA         4     12/23/87      BIF      Regular
MFSL     Maryland Federal Bancorp          NASDAQ     Hyattsville        MD        26     06/02/87     SAIF      Regular
MGNL     Magna Bancorp Inc.                NASDAQ     Hattiesburg        MS        63     03/13/91     SAIF      Regular
MIFC     Mid-Iowa Financial Corp.          NASDAQ     Newton             IA         6     10/14/92     SAIF      Regular
MIVI     Mississippi View Holding Co.      NASDAQ     Little Falls       MN         1     03/24/95     SAIF      Regular
MLBC     ML Bancorp Inc.                   NASDAQ     Villanova          PA        25     08/11/94     SAIF      Regular
MONT     Montgomery Financial Corp.        NASDAQ     Crawfordsville     IN         4     07/01/97     SAIF      Mutual HC
MRKF     Market Financial Corporation      NASDAQ     Mount Healthy      OH         2     03/27/97     SAIF      Regular
MSBF     MSB Financial Inc.                NASDAQ     Marshall           MI         2     02/06/95     SAIF      Regular
MSBK     Mutual Savings Bank FSB           NASDAQ     Bay City           MI        22     07/17/92     SAIF      Regular
MWBI     Midwest Bancshares Inc.           NASDAQ     Burlington         IA         4     11/12/92     SAIF      Regular
MWBX     MetroWest Bank                    NASDAQ     Framingham         MA        11     10/10/86      BIF      Regular
MWFD     Midwest Federal Financial         NASDAQ     Baraboo            WI         9     07/08/92     SAIF      Regular
NASB     North American Savings Bank       NASDAQ     Grandview          MO         7     09/27/85     SAIF      Not Avail.
NBN      Northeast Bancorp                 AMSE       Portland           ME         8     08/19/87      BIF      Regular
NBSI     North Bancshares Inc.             NASDAQ     Chicago            IL         2     12/21/93     SAIF      Regular
NEIB     Northeast Indiana Bancorp         NASDAQ     Huntington         IN         3     06/28/95     SAIF      Regular
NHTB     New Hampshire Thrift Bncshrs      NASDAQ     New London         NH        10     05/22/86     SAIF      Regular
NMSB     NewMil Bancorp Inc.               NASDAQ     New Milford        CT        13     02/01/86      BIF      Regular
NSBC     NewSouth Bancorp, Inc.            NASDAQ     Washington         NC         8     04/08/97     SAIF      Regular
NSLB     NS&L Bancorp Inc.                 NASDAQ     Neosho             MO         2     06/08/95     SAIF      Regular
NSSB     Norwich Financial Corp.           NASDAQ     Norwich            CT        19     11/14/86      BIF      Regular
NSSY     Norwalk Savings Society           NASDAQ     Norwalk            CT         7     06/16/94      BIF      Regular
NTMG     Nutmeg Federal S&LA               NASDAQ     Danbury            CT         3           NA     SAIF      Not Avail.
NWEQ     Northwest Equity Corp.            NASDAQ     Amery              WI         3     10/11/94     SAIF      Regular
NWSB     Northwest Savings Bank (MHC)      NASDAQ     Warren             PA        56     11/07/94     SAIF      Mutual HC
NYB      New York Bancorp Inc.             NYSE       Douglaston         NY        29     01/28/88     SAIF      Regular
OCFC     Ocean Financial Corp.             NASDAQ     Toms River         NJ        10     07/03/96     SAIF      Regular
OCWN     Ocwen Financial Corporation       NASDAQ     West Palm Beach    FL         1           NA     SAIF      Not Avail.
OFCP     Ottawa Financial Corp.            NASDAQ     Holland            MI        26     08/19/94     SAIF      Regular
OHSL     OHSL Financial Corp.              NASDAQ     Cincinnati         OH         5     02/10/93     SAIF      Regular
PALM     Palfed, Inc.                      NASDAQ     Aiken              SC        22     12/15/85     SAIF      Regular
PAMM     PacificAmerica Money Center       NASDAQ     Woodland Hills     CA         1     06/25/96      BIF      Not Avail.
PBCI     Pamrapo Bancorp Inc.              NASDAQ     Bayonne            NJ         8     11/14/89     SAIF      Regular
PBCT     People's Bank (MHC)               NASDAQ     Bridgeport         CT        97     07/06/88      BIF      Mutual HC
PBKB     People's Bancshares Inc.          NASDAQ     New Bedford        MA        14     10/30/86      BIF      Regular
PBNB     People's Savings Financial Cp.    NASDAQ     New Britain        CT         9     08/20/86      BIF      Regular
PCBC     Perry County Financial Corp.      NASDAQ     Perryville         MO         1     02/13/95     SAIF      Regular
PCCI     Pacific Crest Capital             NASDAQ     Agoura Hills       CA         3           NA      BIF      Not Avail.
PDB      Piedmont Bancorp Inc.             AMSE       Hillsborough       NC         1     12/08/95     SAIF      Regular
PEEK     Peekskill Financial Corp.         NASDAQ     Peekskill          NY         3     12/29/95     SAIF      Regular
PERM     Permanent Bancorp Inc.            NASDAQ     Evansville         IN        12     04/04/94     SAIF      Regular
PERT     Perpetual Bank (MHC)              NASDAQ     Anderson           SC         6     10/26/93     SAIF      Mutual HC
PETE     Primary Bank                      NASDAQ     Peterborough       NH         9     10/14/93      BIF      Regular
PFDC     Peoples Bancorp                   NASDAQ     Auburn             IN         6     07/07/87     SAIF      Regular
PFED     Park Bancorp Inc.                 NASDAQ     Chicago            IL         3     08/12/96     SAIF      Regular
PFFB     PFF Bancorp Inc.                  NASDAQ     Pomona             CA        23     03/29/96     SAIF      Regular
PFFC     Peoples Financial Corp.           NASDAQ     Massillon          OH         2     09/13/96     SAIF      Regular
PFNC     Progress Financial Corporation    NASDAQ     Blue Bell          PA        10     07/18/83     SAIF      Regular
PFSB     PennFed Financial Services Inc    NASDAQ     West Orange        NJ        17     07/15/94     SAIF      Regular

                                                                              Corporate
                                           --------------------------------------------------------------------------------
                                                                                                      Deposit
                                                                                Number               Insurance
                                                                                  of                  Agency     Conversion
Ticker             Short Name              Exchange     City           State    Offices   IPO Date  (BIF/SAIF)      Type
- ---------------------------------------    --------------------------------------------------------------------------------
PFSL     Pocahontas FS&LA (MHC)            NASDAQ     Pocahontas         AR         6     04/05/94     SAIF      Mutual HC
PHBK     Peoples Heritage Finl Group       NASDAQ     Portland           ME       132     12/04/86      BIF      Regular
PHFC     Pittsburgh Home Financial Corp    NASDAQ     Pittsburgh         PA         7     04/01/96     SAIF      Regular
PHSB     Peoples Home Savings Bk (MHC)     NASDAQ     Beaver Falls       PA         9           NA     SAIF      Mutual HC
PKPS     Poughkeepsie Financial Corp.      NASDAQ     Poughkeepsie       NY        13     11/19/85     SAIF      Regular
PLSK     Pulaski Savings Bank (MHC)        NASDAQ     Springfield        NJ         6     04/03/97     SAIF      Mutual HC
PMFI     Perpetual Midwest Financial       NASDAQ     Cedar Rapids       IA         5     03/31/94     SAIF      Regular
POBS     Portsmouth Bank Shares            NASDAQ     Portsmouth         NH         3     02/09/88      BIF      Regular
PRBC     Prestige Bancorp Inc.             NASDAQ     Pleasant Hills     PA         3     06/27/96     SAIF      Regular
PROV     Provident Financial Holdings      NASDAQ     Riverside          CA         9     06/28/96     SAIF      Regular
PSBK     Progressive Bank Inc.             NASDAQ     Fishkill           NY        17     08/01/84      BIF      Regular
PSFC     Peoples-Sidney Financial Corp.    NASDAQ     Sidney             OH         1     04/28/97     SAIF      Regular
PSFI     PS Financial Inc.                 NASDAQ     Chicago            IL         1     11/27/96     SAIF      Regular
PTRS     Potters Financial Corp.           NASDAQ     East Liverpool     OH         4     12/31/93     SAIF      Regular
PULB     Pulaski Bank, Svgs Bank (MHC)     NASDAQ     St. Louis          MO         5     05/11/94     SAIF      Mutual HC
PULS     Pulse Bancorp                     NASDAQ     South River        NJ         4     09/18/86     SAIF      Regular
PVFC     PVF Capital Corp.                 NASDAQ     Bedford Heights    OH         9     12/30/92     SAIF      Supervisory
PVSA     Parkvale Financial Corporation    NASDAQ     Monroeville        PA        29     07/16/87     SAIF      Regular
PWBC     PennFirst Bancorp Inc.            NASDAQ     Ellwood City       PA        11     06/13/90     SAIF      Regular
PWBK     Pennwood Bancorp Inc.             NASDAQ     Pittsburgh         PA         3     07/15/96     SAIF      Regular
QCBC     Quaker City Bancorp Inc.          NASDAQ     Whittier           CA         8     12/30/93     SAIF      Regular
QCFB     QCF Bancorp Inc.                  NASDAQ     Virginia           MN         2     04/03/95     SAIF      Regular
QCSB     Queens County Bancorp Inc.        NASDAQ     Flushing           NY        13     11/23/93      BIF      Regular
RARB     Raritan Bancorp Inc.              NASDAQ     Raritan            NJ         6     03/01/87      BIF      Regular
RCSB     RCSB Financial Inc.               NASDAQ     Rochester          NY        38     04/29/86      BIF      Regular
REDF     RedFed Bancorp Inc.               NASDAQ     Redlands           CA        14     04/08/94     SAIF      Regular
RELI     Reliance Bancshares Inc.          NASDAQ     Milwaukee          WI         1     04/19/96     SAIF      Regular
RELY     Reliance Bancorp Inc.             NASDAQ     Garden City        NY        28     03/31/94     SAIF      Regular
RIVR     River Valley Bancorp              NASDAQ     Madison            IN         3     12/20/96     SAIF      Regular
ROSE     TR Financial Corp.                NASDAQ     Garden City        NY        15     06/29/93      BIF      Regular
RSLN     Roslyn Bancorp Inc.               NASDAQ     Roslyn             NY         8     01/13/97      BIF      Regular
RVSB     Riverview Savings Bank (MHC)      NASDAQ     Camas              WA         9     10/26/93     SAIF      Mutual HC
SBCN     Suburban Bancorporation Inc.      NASDAQ     Cincinnati         OH         7     09/30/93     SAIF      Regular
SBFL     SB of the Finger Lakes (MHC)      NASDAQ     Geneva             NY         4     11/11/94     SAIF      Mutual HC
SBOS     Boston Bancorp (The)              NASDAQ     South Boston       MA         7     11/09/83      BIF      Regular
SCBS     Southern Community Bancshares     NASDAQ     Cullman            AL         1     12/23/96     SAIF      Regular
SCCB     S. Carolina Community Bancshrs    NASDAQ     Winnsboro          SC         3     07/07/94     SAIF      Regular
SECP     Security Capital Corporation      NASDAQ     Milwaukee          WI        42     01/03/94     SAIF      Regular
SFED     SFS Bancorp Inc.                  NASDAQ     Schenectady        NY         3     06/30/95     SAIF      Regular
SFFC     StateFed Financial Corporation    NASDAQ     Des Moines         IA         2     01/05/94     SAIF      Regular
SFIN     Statewide Financial Corp.         NASDAQ     Jersey City        NJ        16     10/02/95     SAIF      Regular
SFNB     Security First Network Bank       NASDAQ     Atlanta            GA         1           NA     SAIF      Not Avail.
SFSB     SuburbFed Financial Corp.         NASDAQ     Flossmoor          IL        12     03/04/92     SAIF      Regular
SFSL     Security First Corp.              NASDAQ     Mayfield Heights   OH        15     01/22/88     SAIF      Regular
SGVB     SGV Bancorp Inc.                  NASDAQ     West Covina        CA         8     06/29/95     SAIF      Regular
SHEN     First Shenango Bancorp Inc.       NASDAQ     New Castle         PA         4     04/06/93     SAIF      Regular
SISB     SIS Bancorp Inc.                  NASDAQ     Springfield        MA        24     02/08/95      BIF      Regular
SKAN     Skaneateles Bancorp Inc.          NASDAQ     Skaneateles        NY         8     06/02/86      BIF      Regular
SKBO     First Carnegie Deposit (MHC)      NASDAQ     Carnegie           PA         3     04/04/97     SAIF      Mutual HC
SMBC     Southern Missouri Bancorp Inc.    NASDAQ     Poplar Bluff       MO         8     04/13/94     SAIF      Regular
SMFC     Sho-Me Financial Corp.            NASDAQ     Mt. Vernon         MO         8     07/01/94     SAIF      Regular
SOBI     Sobieski Bancorp Inc.             NASDAQ     South Bend         IN         3     03/31/95     SAIF      Regular
SOPN     First Savings Bancorp Inc.        NASDAQ     Southern Pines     NC         5     01/06/94     SAIF      Regular
SOSA     Somerset Savings Bank             NASDAQ     Somerville         MA         5     07/09/86      BIF      Regular
SPBC     St. Paul Bancorp Inc.             NASDAQ     Chicago            IL        52     05/18/87     SAIF      Regular
SRN      Southern Banc Company Inc.        AMSE       Gadsden            AL         4     10/05/95     SAIF      Regular
SSB      Scotland Bancorp Inc              AMSE       Laurinburg         NC         2     04/01/96     SAIF      Regular
SSFC     South Street Financial Corp.      NASDAQ     Albemarle          NC         2     10/03/96     SAIF      Regular
SSM      Stone Street Bancorp Inc.         AMSE       Mocksville         NC         2     04/01/96     SAIF      Regular
STFR     St. Francis Capital Corp.         NASDAQ     Milwaukee          WI        22     06/21/93     SAIF      Regular
STND     Standard Financial Inc.           NASDAQ     Chicago            IL        14     08/01/94     SAIF      Regular
STSA     Sterling Financial Corp.          NASDAQ     Spokane            WA        41           NA     SAIF      Not Avail.
SVRN     Sovereign Bancorp Inc.            NASDAQ     Wyomissing         PA       134     08/12/86     SAIF      Regular
SWBI     Southwest Bancshares              NASDAQ     Hometown           IL         6     06/24/92     SAIF      Regular

                                                                              Corporate
                                           --------------------------------------------------------------------------------
                                                                                                      Deposit
                                                                                Number               Insurance
                                                                                  of                  Agency     Conversion
Ticker             Short Name              Exchange     City           State    Offices   IPO Date  (BIF/SAIF)      Type
- ---------------------------------------    --------------------------------------------------------------------------------
SWCB     Sandwich Co-operative Bank        NASDAQ     Sandwich           MA        11     07/25/86      BIF      Regular
SZB      SouthFirst Bancshares Inc.        AMSE       Sylacauga          AL         2     02/14/95     SAIF      Regular
TBK      Tolland Bank                      AMSE       Tolland            CT         7     12/19/86      BIF      Regular
THR      Three Rivers Financial Corp.      AMSE       Three Rivers       MI         4     08/24/95     SAIF      Regular
THRD     TF Financial Corporation          NASDAQ     Newtown            PA        14     07/13/94     SAIF      Regular
TPNZ     Tappan Zee Financial Inc.         NASDAQ     Tarrytown          NY         1     10/05/95     SAIF      Regular
TRIC     Tri-County Bancorp Inc.           NASDAQ     Torrington         WY         2     09/30/93     SAIF      Regular
TSBS     Peoples Bancorp Inc. (MHC)        NASDAQ     Lawrenceville      NJ        14     08/03/95      BIF      Mutual HC
TSH      Teche Holding Co.                 AMSE       Franklin           LA         9     04/19/95     SAIF      Regular
TWIN     Twin City Bancorp                 NASDAQ     Bristol            TN         3     01/04/95     SAIF      Regular
UBMT     United Financial Corp.            NASDAQ     Great Falls        MT         4     09/23/86     SAIF      Regular
UFRM     United Federal Savings Bank       NASDAQ     Rocky Mount        NC        13     07/01/80     SAIF      Regular
USAB     USABancshares, Inc.               NASDAQ     Philadelphia       PA         1           NA      BIF      Not Avail.
VABF     Virginia Beach Fed. Financial     NASDAQ     Virginia Beach     VA        15     11/01/80     SAIF      Not Avail.
VFFC     Virginia First Financial Corp.    NASDAQ     Petersburg         VA        24     01/01/78     SAIF      Not Avail.
WAMU     Washington Mutual Inc.            NASDAQ     Seattle            WA       452     03/11/83      BIF      Regular
WAYN     Wayne Savings & Loan Co. (MHC)    NASDAQ     Wooster            OH         6     06/25/93     SAIF      Mutual HC
WBST     Webster Financial Corporation     NASDAQ     Waterbury          CT        77     12/12/86     SAIF      Regular
WCBI     Westco Bancorp                    NASDAQ     Westchester        IL         1     06/26/92     SAIF      Regular
WCFB     Webster City Federal SB (MHC)     NASDAQ     Webster City       IA         1     08/15/94     SAIF      Mutual HC
WEFC     Wells Financial Corp.             NASDAQ     Wells              MN         7     04/11/95     SAIF      Regular
WEHO     Westwood Homestead Fin. Corp.     NASDAQ     Cincinnati         OH         2     09/30/96     SAIF      Regular
WES      Westcorp                          NYSE       Irvine             CA        26     05/01/86     SAIF      Not Avail.
WFCO     Winton Financial Corp.            NASDAQ     Cincinnati         OH         5     08/04/88     SAIF      Regular
WFSG     Wilshire Financial Services       NASDAQ     Portland           OR         2     12/19/96     SAIF      Not Avail.
WFSL     Washington Federal Inc.           NASDAQ     Seattle            WA       104     11/17/82     SAIF      Regular
WHGB     WHG Bancshares Corp.              NASDAQ     Lutherville        MD         5     04/01/96     SAIF      Regular
WOFC     Western Ohio Financial Corp.      NASDAQ     Springfield        OH        10     07/29/94     SAIF      Regular
WRNB     Warren Bancorp Inc.               NASDAQ     Peabody            MA         6     07/09/86      BIF      Regular
WSB      Washington Savings Bank, FSB      AMSE       Waldorf            MD         4           NA     SAIF      Not Avail.
WSFS     WSFS Financial Corporation        NASDAQ     Wilmington         DE        16     11/26/86      BIF      Regular
WSTR     WesterFed Financial Corp.         NASDAQ     Missoula           MT        35     01/10/94     SAIF      Regular
WVFC     WVS Financial Corporation         NASDAQ     Pittsburgh         PA         5     11/29/93     SAIF      Regular
WWFC     Westwood Financial Corporation    NASDAQ     Westwood           NJ         2     06/07/96     SAIF      Not Avail.
WYNE     Wayne Bancorp Inc.                NASDAQ     Wayne              NJ         4     06/27/96     SAIF      Regular
YFCB     Yonkers Financial Corporation     NASDAQ     Yonkers            NY         4     04/18/96     SAIF      Regular
YFED     York Financial Corp.              NASDAQ     York               PA        22     02/01/84     SAIF      Regular
                                           --------------------------------------------------------------------------------
         Average                                                                                                        421

                                                                              Corporate
                                           --------------------------------------------------------------------------------
                                                                                                      Deposit
                                                                                Number               Insurance
                                                                                  of                  Agency     Conversion
Ticker             Short Name              Exchange     City           State    Offices   IPO Date  (BIF/SAIF)      Type
- ---------------------------------------    --------------------------------------------------------------------------------
             Comparable Thrift Data

CAPS     Capital Savings Bancorp Inc.      NASDAQ     Jefferson City     MO         7     12/29/93     SAIF      Regular
FBCV     1ST Bancorp                       NASDAQ     Vincennes          IN         1     04/07/87     SAIF      Regular
HBFW     Home Bancorp                      NASDAQ     Fort Wayne         IN         9     03/30/95     SAIF      Regular
HMCI     HomeCorp Inc.                     NASDAQ     Rockford           IL         9     06/22/90     SAIF      Regular
KNK      Kankakee Bancorp Inc.             AMSE       Kankakee           IL         9     01/06/93     SAIF      Regular
MBLF     MBLA Financial Corp.              NASDAQ     Macon              MO         2     06/24/93     SAIF      Regular
MFBC     MFB Corp.                         NASDAQ     Mishawaka          IN         4     03/25/94     SAIF      Regular
PFDC     Peoples Bancorp                   NASDAQ     Auburn             IN         6     07/07/87     SAIF      Regular
WEFC     Wells Financial Corp.             NASDAQ     Wells              MN         7     04/11/95     SAIF      Regular
WCBI     Westco Bancorp                    NASDAQ     Westchester        IL         1     06/26/92     SAIF      Regular
                                           --------------------------------------------------------------------------------
         Average                                                                                                         10
         Maximum
         Minimum

                                                 Key Financial Data as of The Most Recent Quarter
                                           ------------------------------------------------------------

                                             Total       Loans/    Loans/     Deposits/     Borrowings/
                                             Assets     Deposits   Assets      Assets         Assets
Ticker             Short Name                ($000)       (%)       (%)         (%)             (%)
- ---------------------------------------    ------------------------------------------------------------
%CAL     California Federal Bank, a FSB    30,325,660    124.77    70.02        56.12          32.54
%CCMD    Chevy Chase Bank, FSB              6,165,989     83.15    59.08        71.05          18.67
AABC     Access Anytime Bancorp, Inc.         106,492     49.33    45.66        92.55           0.00
AADV     Advantage Bancorp Inc.             1,021,439     85.29    56.11        65.78          23.83
ABBK     Abington Bancorp Inc.                492,058     98.82    61.39        62.12          30.04
ABCL     Alliance Bancorp Inc.              1,313,141    108.90    83.31        76.50          12.24
ABCW     Anchor BanCorp Wisconsin           1,884,983    113.49    79.02        69.63          22.89
AFBC     Advance Financial Bancorp            103,578    107.58    82.37        76.57           7.49
AFCB     Affiliated Community Bancorp       1,054,997    100.43    63.32        63.05          26.30
AFED     AFSALA Bancorp Inc.                  152,254        NA       NA        84.30           1.07
AFFFZ    America First Financial Fund       2,183,062     75.97    65.79        86.60           4.28
AHCI     Ambanc Holding Co. Inc.              478,117     80.84    52.66        65.15          21.40
AHM      Ahmanson & Company (H.F.)         47,532,068     95.04    65.47        68.88          23.24
ALBC     Albion Banc Corp.                     66,316     96.00    72.82        75.86          13.98
ALBK     ALBANK Financial Corporation       3,496,331     85.85    73.37        85.46           2.88
AMFB     American Federal Bank FSB          1,306,915     86.65    66.27        76.48          12.94
AMFC     AMB Financial Corp.                   93,643    102.67    74.08        72.16          10.14
ANA      Acadiana Bancshares Inc.             261,687     98.28    71.97        73.23           8.50
ANBK     American National Bancorp            505,318     99.12    64.64        65.21          24.13
ANDB     Andover Bancorp Inc.               1,209,604    101.64    72.38        71.21          19.90
ASBI     Ameriana Bancorp                     402,163     89.21    71.46        80.10           7.00
ASBP     ASB Financial Corp.                  109,414     82.74    66.03        79.81           2.64
ASFC     Astoria Financial Corporation      7,689,409     61.80    36.12        58.45          33.04
ATSB     AmTrust Capital Corp.                 71,031     99.62    71.64        71.92          17.12
AVND     Avondale Financial Corp.             635,447    106.22    60.29        56.76          33.00
BANC     BankAtlantic Bancorp Inc.          2,773,085    102.93    67.71        65.78          25.86
BDJI     First Federal Bancorporation         107,716     63.43    48.09        75.82          11.78
BFD      BostonFed Bancorp Inc.               941,007    139.74    80.91        57.90          32.34
BFFC     Big Foot Financial Corp.             212,245     69.60    41.04        58.97          21.96
BFSB     Bedford Bancshares Inc.              131,506    115.62    86.02        74.40          10.65
BKC      American Bank of Connecticut         588,583     82.77    61.74        74.59          16.95
BKCO     Bankers Corp.                      2,541,672     96.09    62.08        64.61          26.31
BKCT     Bancorp Connecticut Inc.             413,729     82.73    60.68        73.36          15.44
BKUNA    BankUnited Financial Corp.         1,453,152    119.50    83.18        69.61          17.36
BNKU     Bank United Corp.                 11,002,625    159.42    73.40        46.04          43.89
BPLS     Bank Plus Corp.                    3,294,647    107.08    81.80        76.40          16.00
BSBC     Branford Savings Bank                177,425     79.17    70.36        88.88           0.56
BTHL     Bethel Bancorp                       218,187    114.79    77.14        67.20          22.23
BVCC     Bay View Capital Corp.             3,044,610    140.12    76.21        54.39          37.98
BWFC     Bank West Financial Corp.            147,019    104.71    71.55        68.33          15.69
BYFC     Broadway Financial Corp.             118,763     96.41    84.20        87.34           0.00
CAFI     Camco Financial Corp.                472,430    108.47    83.48        76.95          11.88
CAPS     Capital Savings Bancorp Inc.         237,915    111.18    79.09        71.14          18.91
CASB     Cascade Financial Corp.              352,321    124.37    81.74        65.72          26.11
CASH     First Midwest Financial Inc.         370,177    105.53    67.14        63.62          23.79
CATB     Catskill Financial Corp.             273,940     63.33    45.58        71.97           0.00
CBCI     Calumet Bancorp Inc.                 494,557    109.02    77.05        70.68          11.43
CBCO     CB Bancorp Inc.                      227,135     60.90    40.17        65.96          23.46
CBES     CBES Bancorp Inc.                    95,219     120.99    90.20        74.55           5.25
CBK      Citizens First Financial Corp.       271,614    111.36    81.91        73.56          10.77
CBNH     Community Bankshares Inc.            580,645     98.58    69.73        70.73          20.39
CBSA     Coastal Bancorp Inc.               2,852,767     93.85    43.29        46.12          48.65
CBSB     Charter Financial Inc.               394,815    106.20    73.91        69.59          14.78
CCFH     CCF Holding Company                   86,940     98.57    81.85        83.04           1.73
CEBK     Central Co-operative Bank            320,950     90.68    73.20        80.73           7.79
CENB     Century Bancorp Inc.                  99,948     85.80    59.65        69.53           0.00
CENF     CENFED Financial Corp.             2,263,399    101.00    69.89        69.20          24.83
CFB      Commercial Federal Corporation     6,901,835    116.83    74.80        64.03          28.65
CFBC     Community First Banking Co.          352,532     88.62    77.36        87.30           5.19
CFCP     Coastal Financial Corp.              484,610    117.94    80.85        68.55          23.89
CFFC     Community Financial Corp.            167,707    128.60    89.41        69.52          15.50
CFNC     Carolina Fincorp Inc.                108,680     92.07    68.92        74.86           0.00
CFSB     CFSB Bancorp Inc.                    834,252    130.96    87.85        67.08          23.56
CFTP     Community Federal Bancorp            206,049     93.85    60.09        64.03           0.73

                                                 Key Financial Data as of The Most Recent Quarter
                                           ------------------------------------------------------------

                                             Total       Loans/    Loans/     Deposits/     Borrowings/
                                             Assets     Deposits   Assets      Assets         Assets
Ticker             Short Name                ($000)       (%)       (%)         (%)             (%)
- ---------------------------------------    ------------------------------------------------------------
CFX      CFX Corporation                    1,744,449     95.77    67.17        70.14          19.67
CIBI     Community Investors Bancorp           97,446    103.55    76.52        73.90          13.99
CKFB     CKF Bancorp Inc.                      60,197    126.34    89.94        71.19           3.73
CLAS     Classic Bancshares Inc.              131,554     82.10    62.73        76.41           8.20
CMRN     Cameron Financial Corp               197,693    135.77    85.60        63.04          12.77
CMSB     Commonwealth Bancorp Inc.          2,236,008     77.56    51.95        66.98          20.77
CMSV     Community Savings (MHC)              682,314     74.17    58.48        78.85           7.62
CNIT     CENIT Bancorp Inc.                   706,797     91.74    63.38        69.09          23.20
CNSB     CNS Bancorp Inc.                      98,104     84.97    63.45        74.68           0.00
CNY      Carver Bancorp Inc.                  423,512     75.12    47.26        62.92          28.59
COFD     Collective Bancorp Inc.            5,478,568     83.83    53.13        63.37          28.14
COFI     Charter One Financial             14,040,397    108.91    60.81        55.84          35.82
CONE     Conestoga Bancorp, Inc.              494,348     28.70    23.21        80.86           2.02
COOP     Cooperative Bankshares Inc.          348,498     98.50    79.19        80.40          11.54
CRZY     Crazy Woman Creek Bancorp             52,042     99.07    53.55        54.05          17.31
CSA      Coast Savings Financial            8,797,075     94.25    69.57        73.81          19.76
CSBF     CSB Financial Group Inc.              47,996     77.10    57.40        74.45           0.00
CTZN     CitFed Bancorp Inc.                2,937,269    100.40    57.56        57.33          35.16
CVAL     Chester Valley Bancorp Inc.          305,187    101.92    80.97        79.45          10.37
CZF      CitiSave Financial Corp               74,942     74.06    60.58        81.79           0.00
DCBI     Delphos Citizens Bancorp Inc.        107,072    100.64    71.44        70.98           0.00
DIBK     Dime Financial Corp.                 814,431     57.16    48.22        84.37           7.12
DIME     Dime Community Bancorp Inc.        1,237,274     70.96    55.19        77.77           4.33
DME      Dime Bancorp Inc.                 18,464,786     85.71    59.65        69.59          23.80
DNFC     D & N Financial Corp.              1,528,468    108.47    71.50        65.92          27.31
DSL      Downey Financial Corp.             5,484,473    110.05    90.19        81.95           9.79
EBSI     Eagle Bancshares                     666,166    110.84    69.07        62.31          25.15
EFBC     Empire Federal Bancorp Inc.          107,938     64.15    39.85        62.11           0.00
EFBI     Enterprise Federal Bancorp           256,704    119.16    66.39        55.71          31.16
EGFC     Eagle Financial Corp.              1,512,036     79.53    57.01        71.69          18.79
EGLB     Eagle BancGroup Inc.                 170,531     86.27    66.92        77.57           9.56
EIRE     Emerald Isle Bancorp Inc.            412,141     80.19    67.67        84.38           8.17
EMLD     Emerald Financial Corp.              588,634     87.18    75.77        86.92           4.73
EQSB     Equitable Federal Savings Bank       296,002     85.51    69.23        80.96          13.28
ESBK     Elmira Savings Bank (The)            222,618     85.74    78.70        91.79           1.18
ESX      Essex Bancorp Inc.                   179,930    114.82    87.43        76.14          14.38
ETFS     East Texas Financial Services        111,689     57.99    46.62        80.39           0.00
FAB      FirstFed America Bancorp Inc.        979,736    114.43    84.56        73.90          11.34
FBBC     First Bell Bancorp Inc.              709,011    111.08    77.90        70.13          16.92
FBCI     Fidelity Bancorp Inc.                486,010    112.71    76.62        67.98          19.98
FBCV     1ST Bancorp                          273,090    123.79    66.47        53.70          37.10
FBER     1st Bergen Bancorp                   252,294     59.84    49.51        82.74           0.00
FBHC     Fort Bend Holding Corp.              295,080     56.85    48.20        84.80           5.53
FBNW     FirstBank Corp.                      129,832     81.96    72.80        88.83           1.77
FBSI     First Bancshares Inc.                160,048    113.80    81.23        71.38          13.84
FCB      Falmouth Co-Operative Bank            90,267     69.97    52.09        74.45           0.87
FCBF     FCB Financial Corp.                  271,185    147.67    83.40        56.48          23.93
FCIT     First Citizens Financial Corp.       693,803     95.31    74.79        78.47          14.08
FCME     First Coastal Corporation            151,143     87.14    67.23        77.15          13.78
FDEF     First Defiance Financial             546,060    111.97    77.56        69.27           8.54
FED      FirstFed Financial Corp.           4,129,737    154.89    76.28        49.25          44.84
FESX     First Essex Bancorp Inc.           1,146,854    100.92    62.10        61.54          29.58
FFBA     First Colorado Bancorp Inc.        1,509,514     94.42    72.21        76.48           8.75
FFBH     First Federal Bancshares of AR       519,765     93.89    77.93        83.00           0.58
FFBI     First Financial Bancorp Inc.          93,156    107.55    78.27        72.77          18.20
FFBS     FFBS BanCorp Inc.                    128,676     87.79    70.09        79.83           0.00
FFBZ     First Federal Bancorp Inc.           191,686    130.39    87.42        67.05          24.36
FFCH     First Financial Holdings Inc.      1,602,018    127.83    84.82        66.36          25.97
FFDB     FirstFed Bancorp Inc.                178,124     80.97    71.81        88.69           0.56
FFDF     FFD Financial Corp.                   85,286     97.24    62.33        64.10          10.06
FFED     Fidelity Federal Bancorp             250,285    113.22    84.05        74.24          19.53
FFES     First Federal of East Hartford       974,693     30.21    17.79        58.89          34.40
FFFC     FFVA Financial Corp.                 549,771     80.72    59.73        74.00          12.37
FFFD     North Central Bancshares Inc.        203,497    129.14    84.00        65.05           9.48

                                                 Key Financial Data as of The Most Recent Quarter
                                           ------------------------------------------------------------

                                             Total       Loans/    Loans/     Deposits/     Borrowings/
                                             Assets     Deposits   Assets      Assets         Assets
Ticker             Short Name                ($000)       (%)       (%)         (%)             (%)
- ---------------------------------------    ------------------------------------------------------------
FFFG     F.F.O. Financial Group Inc.          320,031     79.14    70.64        89.26           3.12
FFFL     Fidelity Bankshares Inc. (MHC)       926,891     92.82    74.49        80.25           9.05
FFHC     First Financial Corp.              5,808,506     78.47    60.70        77.35          14.33
FFHH     FSF Financial Corp.                  367,312    112.66    64.44        57.20          30.34
FFHS     First Franklin Corporation           226,235     77.36    67.99        87.88           2.80
FFIC     Flushing Financial Corp.             811,189     71.75    52.89        73.71           9.37
FFKY     First Federal Financial Corp.        372,300    116.73    86.91        74.45          11.20
FFLC     FFLC Bancorp Inc.                    358,538     84.11    68.36        81.28           3.33
FFOH     Fidelity Financial of Ohio           513,079     98.71    80.80        81.86           4.27
FFPB     First Palm Beach Bancorp Inc.      1,558,235     87.65    68.46        78.10          13.54
FFSL     First Independence Corp.             109,230     95.71    64.97        67.88          20.60
FFSX     First Fed SB of Siouxland(MHC)       462,829    102.19    72.91        71.35          19.34
FFWC     FFW Corp.                            158,441    112.39    69.67        61.99          27.28
FFWD     Wood Bancorp Inc.                    163,498    111.90    80.71        72.13          14.45
FFYF     FFY Financial Corp.                  598,667    102.26    76.48        74.80           9.37
FGHC     First Georgia Holding Inc.           147,094    105.51    86.38        81.86           8.46
FIBC     Financial Bancorp Inc.               269,197     72.02    55.16        76.59          12.26
FISB     First Indiana Corporation          1,481,157    115.54    84.01        72.71          16.45
FKFS     First Keystone Financial             314,637     81.60    57.94        71.01          20.28
FKKY     Frankfort First Bancorp Inc.         128,328    137.90    92.42        67.02           5.94
FLAG     FLAG Financial Corp.                 222,072     83.34    68.50        82.19           6.46
FLFC     First Liberty Financial Corp.      1,248,033     99.14    69.93        70.53          20.88
FLGS     Flagstar Bancorp Inc.              1,519,099    173.59    87.68        50.51          30.65
FLKY     First Lancaster Bancshares            40,448    159.08    86.38        54.30          10.34
FMBD     First Mutual Bancorp Inc.            424,597     89.61    71.29        79.55           5.65
FMCO     FMS Financial Corporation            553,599     65.97    56.54        85.70           6.93
FMSB     First Mutual Savings Bank            426,292     99.57    78.67        79.01          12.71
FNGB     First Northern Capital Corp.         617,899    119.17    90.14        75.64          11.64
FOBC     Fed One Bancorp                      346,214     57.29    41.90        73.15          14.54
FPRY     First Financial Bancorp              240,379     88.86    77.63        87.36           5.41
FRC      First Republic Bancorp             2,183,453    140.50    88.66        63.11          28.47
FSBI     Fidelity Bancorp Inc.                327,896     67.28    48.15        71.57          20.45
FSFC     First Southeast Financial Corp       334,751     92.78    78.38        84.48           4.48
FSLA     First Savings Bank (MHC)           1,024,715     65.30    51.38        78.68          11.01
FSNJ     First Savings Bk of NJ (MHC)         578,574     54.87    41.85        76.27          13.94
FSPG     First Home Bancorp Inc.              508,243     90.47    52.55        58.09          34.77
FSPT     FirstSpartan Financial Corp.         356,966    103.93    89.04        85.68           0.00
FSSB     First FS&LA of San Bernardino        103,674     75.29    71.56        95.05           0.00
FSTC     First Citizens Corp.                 326,365     92.35    76.34        82.67           5.46
FTF      Texarkana First Financial Corp       168,094    101.23    83.55        82.54           0.03
FTFC     First Federal Capital Corp.        1,530,237    109.73    75.56        68.86          23.86
FTNB     Fulton Bancorp Inc.                   99,464    127.14    85.77        67.46           6.54
FTSB     Fort Thomas Financial Corp.           94,681    123.64    89.47        72.36          10.25
FWWB     First SB of Washington Bancorp     1,007,633    119.76    64.77        54.08          29.15
GAF      GA Financial Inc.                    670,342     51.00    34.64        67.93          13.73
GBCI     Glacier Bancorp Inc.                 552,372    121.30    70.98        58.52          29.69
GDVS     Greater Delaware Valley (MHC)        238,686     74.79    59.29        79.27           8.70
GDW      Golden West Financial             38,530,009    134.71    80.22        59.55          32.26
GFCO     Glenway Financial Corp.              280,813    102.51    83.06        81.02           8.07
GFED     Guaranty Federal SB (MHC)            196,034    104.62    77.95        74.51          10.79
GFSB     GFS Bancorp Inc.                      88,154    131.52    87.02        66.16          21.53
GLBK     Glendale Co-Operative Bank            36,927     47.28    39.49        83.53           0.00
GLN      Glendale Federal Bank FSB         15,393,708    124.67    74.39        59.67          32.47
GOSB     GSB Financial Corporation             95,617        NA       NA        86.28           0.00
GPT      GreenPoint Financial Corp.        13,261,221     69.50    58.85        84.69           2.17
GRTR     Greater New York Savings Bank      2,570,533     57.80    37.49        64.87          26.07
GSBC     Great Southern Bancorp Inc.          679,153    128.44    87.54        68.16          22.05
GSFC     Green Street Financial Corp.         174,365    114.11    71.42        62.58           0.00
GSLA     GS Financial Corp.                   135,339     41.26    33.33        80.79           0.00
GTFN     Great Financial Corporation        3,002,142    107.08    65.47        61.14          27.23
GTPS     Great American Bancorp               137,898     90.52    70.47        77.86           0.00
GUPB     GFSB Bancorp Inc.                     86,911     82.01    52.16        63.61          18.93
GWBC     Gateway Bancorp Inc.                  65,806     41.54    30.53        73.49           0.00
HALL     Hallmark Capital Corp.               409,287    101.79    66.97        65.79          25.92

                                                 Key Financial Data as of The Most Recent Quarter
                                           ------------------------------------------------------------

                                             Total       Loans/    Loans/     Deposits/     Borrowings/
                                             Assets     Deposits   Assets      Assets         Assets
Ticker             Short Name                ($000)       (%)       (%)         (%)             (%)
- ---------------------------------------    ------------------------------------------------------------
HARB     Harbor Florida Bancorp Inc.        1,104,924     90.57    73.74        81.42           9.10
HARL     Harleysville Savings Bank            332,558     89.47    72.08        80.57          11.77
HARS     Harris Savings Bank (MHC)          1,943,327     73.02    44.17        60.49          30.77
HAVN     Haven Bancorp Inc.                 1,727,798     79.92    53.82        67.34          23.70
HBBI     Home Building Bancorp                 46,804     76.19    60.41        79.29           7.91
HBEI     Home Bancorp of Elgin Inc.           358,695    103.84    73.25        70.54           0.00
HBFW     Home Bancorp                         327,789     94.05    79.98        85.04           0.00
HBNK     Highland Federal Bank FSB            480,192    112.25    81.58        72.68          18.22
HBS      Haywood Bancshares Inc.              146,331     98.11    75.92        77.39           7.18
HCBB     HCB Bancshares Inc.                  180,417     63.16    54.19        85.79           5.54
HCFC     Home City Financial Corp.             68,235    108.24    78.99        72.98           5.87
HEMT     HF Bancorp Inc.                      984,455     56.33    48.09        85.37           5.08
HFFB     Harrodsburg First Fin Bancorp        108,187    102.30    74.06        72.39           0.00
HFFC     HF Financial Corp.                   561,287    103.61    77.20        74.51          13.14
HFGI     Harrington Financial Group           515,360     65.70    16.69        25.41          67.83
HFNC     HFNC Financial Corp.                 842,917    139.73    74.24        53.13          26.69
HFSA     Hardin Bancorp Inc.                  103,354     77.96    52.95        67.92          18.38
HHFC     Harvest Home Financial Corp.          83,103     76.48    52.98        69.27          17.69
HIFS     Hingham Instit. for Savings          205,667    101.89    76.55        75.13          14.15
HMCI     HomeCorp Inc.                        336,447     84.75    78.24        92.31           0.00
HMLK     Hemlock Federal Financial Corp       164,493     41.57    33.03        79.45           0.91
HMNF     HMN Financial Inc.                   553,021     94.63    62.31        65.84          19.12
HOMF     Home Federal Bancorp                 663,658    110.05    85.43        77.63          13.23
HPBC     Home Port Bancorp Inc.               189,204    123.97    83.35        67.24          20.74
HRBF     Harbor Federal Bancorp Inc.          219,462     84.61    66.11        78.13           7.52
HRZB     Horizon Financial Corp.              515,341     94.74    78.10        82.43           0.00
HTHR     Hawthorne Financial Corp.            837,975    100.53    84.95        84.50           9.23
HVFD     Haverfield Corporation               341,664    108.75    86.96        79.97           9.37
HWEN     Home Financial Bancorp                39,443    136.75    83.14        60.80          20.28
HZFS     Horizon Financial Svcs Corp.          78,368     92.53    66.63        72.01          16.74
IBSF     IBS Financial Corp.                  740,027     34.99    26.99        77.12           4.96
IFSB     Independence Federal Savings         262,753     77.74    59.17        76.11          16.34
IFSL     Indiana Federal Corporation          818,924    112.96    75.92        67.21          23.36
INBI     Industrial Bancorp                   333,846    112.35    87.84        78.18           2.40
INCB     Indiana Community Bank SB             91,329     90.47    78.66        86.95           0.00
IPSW     Ipswich Savings Bank                 165,510     91.19    75.85        83.18           9.06
ISBF     ISB Financial Corporation            938,968     77.51    63.52        81.94           5.06
ITLA     ITLA Capital Corp.                   810,494     99.30    82.04        82.61           4.87
IWBK     InterWest Bancorp Inc.             1,771,523     89.05    59.12        66.39          26.16
JOAC     Joachim Bancorp Inc.                  35,656     96.06    66.88        69.62           0.00
JSBA     Jefferson Savings Bancorp          1,296,929     90.74    75.42        83.12           7.39
JSBF     JSB Financial Inc.                 1,530,902     76.98    57.37        74.53           0.00
JXSB     Jacksonville Savings Bk (MHC)        163,830     89.03    78.17        87.81           0.19
JXVL     Jacksonville Bancorp Inc.            218,349     91.15    74.64        81.89           0.92
KFBI     Klamath First Bancorp                683,830    122.83    74.51        60.66          17.51
KNK      Kankakee Bancorp Inc.                342,379     83.19    67.62        81.28           7.08
KSAV     KS Bancorp Inc.                      100,754    104.15    84.78        81.40           3.97
KSBK     KSB Bancorp Inc.                     139,993     97.30    73.05        75.08          16.17
KYF      Kentucky First Bancorp Inc.           88,923     90.20    55.35        61.36          21.45
LARK     Landmark Bancshares Inc.             223,799     97.61    65.16        66.76          17.29
LARL     Laurel Capital Group Inc.            208,577     86.50    70.83        81.89           5.30
LFBI     Little Falls Bancorp Inc.            303,384     54.13    40.60        75.00          11.08
LFCO     Life Financial Corp.                 157,707     57.16    47.41        82.94           6.34
LFED     Leeds Federal Savings Bk (MHC)       281,899     75.56    61.67        81.62           0.24
LIFB     Life Bancorp Inc.                  1,407,861     87.84    46.09        52.47          35.81
LISB     Long Island Bancorp Inc.           5,814,296     97.86    61.72        63.07          24.86
LOGN     Logansport Financial Corp.            79,298     96.20    72.05        74.89           4.41
LONF     London Financial Corporation          37,937     99.44    76.82        77.26           2.11
LSBI     LSB Financial Corp.                  188,027    129.03    86.76        67.24          23.25
LSBX     Lawrence Savings Bank                342,037     61.69    45.57        73.88          16.18
LVSB     Lakeview Financial                   481,646        NA       NA        77.55          12.20
LXMO     Lexington B&L Financial Corp.         59,748    105.88    75.06        70.90           0.00
MAFB     MAF Bancorp Inc.                   3,236,449    108.90    77.09        70.79          19.40
MARN     Marion Capital Holdings              174,415    123.34    85.67        69.46           4.72

                                                 Key Financial Data as of The Most Recent Quarter
                                           ------------------------------------------------------------

                                             Total       Loans/    Loans/     Deposits/     Borrowings/
                                             Assets     Deposits   Assets      Assets         Assets
Ticker             Short Name                ($000)       (%)       (%)         (%)             (%)
- ---------------------------------------    ------------------------------------------------------------
MASB     MASSBANK Corp.                       901,117     31.65    27.92        88.22           0.10
MBB      MSB Bancorp Inc.                     810,679     47.21    42.58        90.18           0.04
MBBC     Monterey Bay Bancorp Inc.            422,380     74.33    55.83        75.12          13.59
MBLF     MBLA Financial Corp.                 209,783    118.49    55.61        46.93          39.05
MBSP     Mitchell Bancorp Inc.                 33,894    151.66    81.33        53.63           0.00
MCBN     Mid-Coast Bancorp Inc.                57,838    113.92    83.59        73.38          17.62
MCBS     Mid Continent Bancshares Inc.        371,169     86.71    54.52        62.88          25.59
MDBK     Medford Savings Bank               1,054,075     71.43    54.13        75.78          14.84
MECH     Mechanics Savings Bank               788,513     81.98    66.44        81.04           8.52
MERI     Meritrust Federal SB                 228,591     57.82    52.41        90.64           0.00
METF     Metropolitan Financial Corp.         807,054    102.96    84.07        81.65          12.66
MFBC     MFB Corp.                            234,290    106.94    74.55        69.71          14.73
MFCX     Marshalltown Financial Corp.         127,107     59.05    49.25        83.40           0.00
MFFC     Milton Federal Financial Corp.       178,757     84.44    64.17        75.99           8.77
MFLR     Mayflower Co-operative Bank          124,688     73.38    59.39        80.94           8.82
MFSL     Maryland Federal Bancorp           1,157,445        NA       NA        69.75          19.74
MGNL     Magna Bancorp Inc.                 1,383,130    100.02    65.93        65.91          21.44
MIFC     Mid-Iowa Financial Corp.             123,572     76.09    52.89        69.50          20.23
MIVI     Mississippi View Holding Co.          69,755     80.25    64.36        80.20           0.00
MLBC     ML Bancorp Inc.                    1,959,847     97.32    43.37        44.56          45.60
MONT     Montgomery Financial Corp.            93,627    115.47    89.62        77.61          11.14
MRKF     Market Financial Corporation          56,343     70.50    45.19        64.10           0.00
MSBF     MSB Financial Inc.                    75,630    159.24    87.12        54.71          27.60
MSBK     Mutual Savings Bank FSB              662,536     65.55    40.32        61.51          30.82
MWBI     Midwest Bancshares Inc.              139,006     79.76    59.93        75.14          17.27
MWBX     MetroWest Bank                       554,921     92.89    76.70        82.57           9.10
MWFD     Midwest Federal Financial            201,070     95.52    74.48        77.97          12.31
NASB     North American Savings Bank          689,246    122.55    88.22        71.99          18.81
NBN      Northeast Bancorp                    247,525    128.03    80.00        62.49          29.03
NBSI     North Bancshares Inc.                120,011    103.02    61.91        60.10          23.16
NEIB     Northeast Indiana Bancorp            172,874    166.23    88.14        53.02          31.24
NHTB     New Hampshire Thrift Bncshrs         313,038     97.57    82.41        84.46           7.29
NMSB     NewMil Bancorp Inc.                  317,013     62.83    53.30        84.83           4.12
NSBC     NewSouth Bancorp, Inc.               254,863     79.80    72.57        90.94           0.48
NSLB     NS&L Bancorp Inc.                     58,089     75.11    55.13        73.40           5.16
NSSB     Norwich Financial Corp.              701,234     80.96    69.73        86.13           1.70
NSSY     Norwalk Savings Society              617,367    102.35    69.91        68.31          23.39
NTMG     Nutmeg Federal S&LA                   93,645    112.06    91.88        81.99          10.07
NWEQ     Northwest Equity Corp.                95,097    126.90    82.14        64.73          23.24
NWSB     Northwest Savings Bank (MHC)       1,997,563     92.48    75.13        81.24           7.72
NYB      New York Bancorp Inc.              3,174,997    114.55    61.67        53.83          38.91
OCFC     Ocean Financial Corp.              1,387,836     74.56    50.80        68.14          12.63
OCWN     Ocwen Financial Corporation        2,649,471     86.07    68.44        79.52          10.01
OFCP     Ottawa Financial Corp.               858,934    114.11    84.49        74.04          15.85
OHSL     OHSL Financial Corp.                 229,812     94.60    71.48        75.56          12.32
PALM     Palfed, Inc.                         655,707     97.81    82.26        84.10           7.23
PAMM     PacificAmerica Money Center          112,340     82.43    54.04        65.55           3.72
PBCI     Pamrapo Bancorp Inc.                 367,360     69.13    56.62        81.90           3.50
PBCT     People's Bank (MHC)                7,538,100     94.16    67.64        71.84          18.42
PBKB     People's Bancshares Inc.             548,774     80.84    48.37        59.83          33.59
PBNB     People's Savings Financial Cp.       479,099     73.14    54.93        75.11          14.10
PCBC     Perry County Financial Corp.          79,714     19.97    15.58        78.03           3.14
PCCI     Pacific Crest Capital                342,750     75.52    62.97        83.38           8.75
PDB      Piedmont Bancorp Inc.                118,519    118.23    81.72        69.12          13.08
PEEK     Peekskill Financial Corp.            182,594     33.65    24.46        72.68           0.00
PERM     Permanent Bancorp Inc.               423,698     75.62    50.11        66.26          23.67
PERT     Perpetual Bank (MHC)                 245,671     89.29    67.28        75.35          10.58
PETE     Primary Bank                         435,716     78.70    55.67        70.74          22.09
PFDC     Peoples Bancorp                      283,242     94.81    79.21        83.54           0.82
PFED     Park Bancorp Inc.                    177,981     51.57    37.18        72.10           2.81
PFFB     PFF Bancorp Inc.                   2,535,767    107.98    72.86        67.48          20.90
PFFC     Peoples Financial Corp.               89,687     74.65    53.79        72.06           0.00
PFNC     Progress Financial Corporation       400,366     88.25    68.32        77.41          15.38
PFSB     PennFed Financial Services Inc     1,252,387     99.82    70.73        70.86          20.43

                                                 Key Financial Data as of The Most Recent Quarter
                                           ------------------------------------------------------------

                                             Total       Loans/    Loans/     Deposits/     Borrowings/
                                             Assets     Deposits   Assets      Assets         Assets
Ticker             Short Name                ($000)       (%)       (%)         (%)             (%)
- ---------------------------------------    ------------------------------------------------------------
PFSL     Pocahontas FS&LA (MHC)               373,262    118.23    39.45        33.37          58.34
PHBK     Peoples Heritage Finl Group        5,458,036     90.97    69.10        75.96          12.74
PHFC     Pittsburgh Home Financial Corp       236,998    116.62    67.76        58.10          28.69
PHSB     Peoples Home Savings Bk (MHC)        202,216     55.25    48.07        87.00           4.01
PKPS     Poughkeepsie Financial Corp.         861,136    112.09    75.90        67.72          22.65
PLSK     Pulaski Savings Bank (MHC)           192,501        NA       NA        77.19           0.00
PMFI     Perpetual Midwest Financial          397,780    102.80    75.36        73.31          16.94
POBS     Portsmouth Bank Shares               262,921     50.48    37.26        73.82           0.00
PRBC     Prestige Bancorp Inc.                126,833     94.98    65.36        68.81          17.98
PROV     Provident Financial Holdings         608,705    102.49    84.61        82.55           1.12
PSBK     Progressive Bank Inc.                877,667     74.84    67.78        90.57           0.00
PSFC     Peoples-Sidney Financial Corp.        93,734    106.43    92.40        86.82           2.67
PSFI     PS Financial Inc.                     75,118     85.49    47.65        55.73           0.00
PTRS     Potters Financial Corp.              116,921     71.29    59.74        83.79           6.43
PULB     Pulaski Bank, Svgs Bank (MHC)        177,827     92.80    78.12        84.17           1.24
PULS     Pulse Bancorp                        515,936     31.41    24.94        79.41          12.12
PVFC     PVF Capital Corp.                    356,251    121.66    93.42        76.79          14.41
PVSA     Parkvale Financial Corporation       972,597     78.92    70.38        89.18           1.89
PWBC     PennFirst Bancorp Inc.               706,237     66.38    31.63        47.65          44.39
PWBK     Pennwood Bancorp Inc.                 47,929     61.44    46.68        75.97           3.07
QCBC     Quaker City Bancorp Inc.             780,843    118.35    82.74        69.91          19.35
QCFB     QCF Bancorp Inc.                     149,637        NA       NA        70.13          10.59
QCSB     Queens County Bancorp Inc.         1,373,295    115.57    86.06        74.46           7.72
RARB     Raritan Bancorp Inc.                 375,138     74.67    65.78        88.09           2.71
RCSB     RCSB Financial Inc.                4,104,367     94.89    54.16        57.08          29.87
REDF     RedFed Bancorp Inc.                  908,660     97.56    85.75        87.89           2.14
RELI     Reliance Bancshares Inc.              46,836    151.52    58.38        38.53          12.81
RELY     Reliance Bancorp Inc.              1,926,800     61.71    44.98        72.90          17.72
RIVR     River Valley Bancorp                 138,325     92.54    79.38        85.78           0.36
ROSE     TR Financial Corp.                 3,404,326     73.60    51.96        70.60          21.11
RSLN     Roslyn Bancorp Inc.                2,849,427     37.89    22.92        60.50          15.62
RVSB     Riverview Savings Bank (MHC)         224,385     90.08    68.01        75.50          12.22
SBCN     Suburban Bancorporation Inc.         221,926    136.10    81.78        60.09          26.83
SBFL     SB of the Finger Lakes (MHC)         212,821     58.71    43.73        74.49          15.13
SBOS     Boston Bancorp (The)               1,715,070     24.42    19.25        78.85           7.61
SCBS     Southern Community Bancshares         70,106     73.15    56.76        77.59           0.00
SCCB     S. Carolina Community Bancshrs        46,412    105.88    77.65        73.34           0.00
SECP     Security Capital Corporation       3,646,981    120.87    76.72        63.47          18.08
SFED     SFS Bancorp Inc.                     168,841     82.56    70.60        85.51           0.00
SFFC     StateFed Financial Corporation        85,282    133.97    79.59        59.41          22.28
SFIN     Statewide Financial Corp.            677,384     72.01    48.76        67.71          22.17
SFNB     Security First Network Bank           79,581     14.03     6.82        48.59           1.41
SFSB     SuburbFed Financial Corp.            407,800     76.87    61.45        79.93          12.19
SFSL     Security First Corp.                 634,761    128.70    90.26        70.13          19.49
SGVB     SGV Bancorp Inc.                     399,776    102.66    72.40        70.53          21.43
SHEN     First Shenango Bancorp Inc.          400,915     95.34    64.04        67.17          20.94
SISB     SIS Bancorp Inc.                   1,403,745     62.84    45.07        71.73          18.67
SKAN     Skaneateles Bancorp Inc.             241,425    101.90    85.96        84.35           7.52
SKBO     First Carnegie Deposit (MHC)         117,814     54.08    37.46        69.27          14.28
SMBC     Southern Missouri Bancorp Inc.       165,688     85.32    64.02        75.03           8.17
SMFC     Sho-Me Financial Corp.               304,496    139.54    87.71        62.86          26.62
SOBI     Sobieski Bancorp Inc.                 79,080     98.14    73.21        74.60           8.98
SOPN     First Savings Bancorp Inc.           271,121     92.77    69.24        74.63           0.00
SOSA     Somerset Savings Bank                522,150     88.36    75.59        85.55           7.75
SPBC     St. Paul Bancorp Inc.              4,484,882     87.38    66.15        75.70          13.70
SRN      Southern Banc Company Inc.           104,978        NA       NA        82.46           0.00
SSB      Scotland Bancorp Inc                  68,924    111.91    69.00        61.66           0.00
SSFC     South Street Financial Corp.         238,791     78.79    46.53        59.06          14.66
SSM      Stone Street Bancorp Inc.            105,491    128.37    80.65        62.83           0.00
STFR     St. Francis Capital Corp.          1,578,969     68.62    44.27        64.52          26.48
STND     Standard Financial Inc.            2,488,854     85.46    61.04        71.43          16.47
STSA     Sterling Financial Corp.           1,557,216    105.01    63.09        60.08          32.61
SVRN     Sovereign Bancorp Inc.            10,286,606    114.76    64.00        55.77          37.25
SWBI     Southwest Bancshares                 371,563     96.42    72.16        74.84          12.77

                                                 Key Financial Data as of The Most Recent Quarter
                                           ------------------------------------------------------------

                                             Total       Loans/    Loans/     Deposits/     Borrowings/
                                             Assets     Deposits   Assets      Assets         Assets
Ticker             Short Name                ($000)       (%)       (%)         (%)             (%)
- ---------------------------------------    ------------------------------------------------------------
SWCB     Sandwich Co-operative Bank           475,245     87.31    70.70        80.98           9.79
SZB      SouthFirst Bancshares Inc.            92,910    105.19    72.25        68.69          15.16
TBK      Tolland Bank                         237,311     70.03    61.59        87.96           5.01
THR      Three Rivers Financial Corp.          91,165    101.03    66.49        65.81          19.02
THRD     TF Financial Corporation             644,368     69.40    49.64        71.53          16.04
TPNZ     Tappan Zee Financial Inc.            121,841     56.72    45.77        80.70           0.00
TRIC     Tri-County Bancorp Inc.               85,975     73.28    41.69        56.89          26.87
TSBS     Peoples Bancorp Inc. (MHC)           626,350     79.11    61.24        77.41           4.79
TSH      Teche Holding Co.                    393,556    123.41    85.48        69.26          16.54
TWIN     Twin City Bancorp                    104,488     90.30    73.87        81.81           3.83
UBMT     United Financial Corp.               107,723     46.33    33.13        71.51           4.64
UFRM     United Federal Savings Bank          270,180     83.32    74.40        89.29           0.00
USAB     USABancshares, Inc.                   39,301     58.62    46.17        78.77           8.03
VABF     Virginia Beach Fed. Financial        607,370    112.52    76.22        67.74          24.58
VFFC     Virginia First Financial Corp.       817,313    124.32    90.53        72.81          18.01
WAMU     Washington Mutual Inc.            46,051,025    134.16    70.79        52.76          40.86
WAYN     Wayne Savings & Loan Co. (MHC)       252,175     99.47    83.40        83.85           6.36
WBST     Webster Financial Corporation      5,583,619     87.63    63.62        72.61          21.15
WCBI     Westco Bancorp                       309,921     89.55    73.48        82.05           0.00
WCFB     Webster City Federal SB (MHC)         93,160     77.06    57.65        74.82           0.31
WEFC     Wells Financial Corp.                201,886    125.36    90.00        71.79          12.88
WEHO     Westwood Homestead Fin. Corp.        129,956    120.43    73.28        60.85           8.07
WES      Westcorp                           3,405,772     95.69    53.63        56.05          18.70
WFCO     Winton Financial Corp.               307,174    115.77    86.57        74.77          17.20
WFSG     Wilshire Financial Services        1,098,088    177.45    74.82        42.16          46.85
WFSL     Washington Federal Inc.            5,760,385    146.15    72.81        49.82          36.31
WHGB     WHG Bancshares Corp.                  98,458    110.51    80.02        72.41           4.06
WOFC     Western Ohio Financial Corp.         400,059    125.17    74.60        59.60          26.57
WRNB     Warren Bancorp Inc.                  361,273     70.48    62.09        88.09           0.57
WSB      Washington Savings Bank, FSB         258,330     58.07    50.63        87.18           3.87
WSFS     WSFS Financial Corporation         1,478,119    115.78    59.36        51.27          41.95
WSTR     WesterFed Financial Corp.            932,440     94.85    64.53        68.04          18.11
WVFC     WVS Financial Corporation            279,894     91.13    54.72        60.04          25.14
WWFC     Westwood Financial Corporation       107,981     46.20    37.59        81.36           9.26
WYNE     Wayne Bancorp Inc.                   245,435     85.65    63.13        73.71          11.00
YFCB     Yonkers Financial Corporation        284,401     46.48    32.33        69.57          14.76
YFED     York Financial Corp.               1,157,356    102.61    86.69        84.48           5.46
                                           ------------------------------------------------------------
         Average                            1,340,283     93.61    66.47        72.32          13.84

                                                  Key Financial Data as of The Most Recent Quarter
                                           ------------------------------------------------------------

                                             Total       Loans/    Loans/     Deposits/     Borrowings/
                                             Assets     Deposits   Assets      Assets         Assets
Ticker             Short Name                ($000)       (%)       (%)         (%)             (%)
- ---------------------------------------    ------------------------------------------------------------
             Comparable Thrift Data

CAPS     Capital Savings Bancorp Inc.         237,915    111.18    79.09        71.14          18.91
FBCV     1ST Bancorp                          273,090    123.79    66.47        53.70          37.10
HBFW     Home Bancorp                         327,789     94.05    79.98        85.04           0.00
HMCI     HomeCorp Inc.                        336,447     84.75    78.24        92.31           0.00
KNK      Kankakee Bancorp Inc.                342,379     83.19    67.62        81.28           7.08
MBLF     MBLA Financial Corp.                 209,783    118.49    55.61        46.93          39.05
MFBC     MFB Corp.                            234,290    106.94    74.55        69.71          14.73
PFDC     Peoples Bancorp                      283,242     94.81    79.21        83.54           0.82
WEFC     Wells Financial Corp.                201,886    125.36    90.00        71.79          12.88
WCBI     Westco Bancorp                       309,921     89.55    73.48        82.05           0.00
                                           ------------------------------------------------------------
         Average                              275,674    103.21    74.43        73.75          13.06
         Maximum                              342,379    125.36    90.00        92.31          39.05
         Minimum                              201,886     83.19    55.61        46.93           0.00

                                                               Capital as of The Most Recent Quarter
                                           -----------------------------------------------------------------------------
                                                       Tangible     Intangible   Regulatory   Equity +    Total Capital/
                                           Equity/      Equity/       Assets/     Core Cap/   Reserves/   Risk Adjusted
                                           Assets     Tang Assets     Equity       Assets      Assets         Assets
Ticker             Short Name               (%)           (%)                        (%)         (%)            (%)
- ---------------------------------------    -----------------------------------------------------------------------------
%CAL     California Federal Bank, a FSB      7.51         5.31        30.94         5.87         8.83          11.69
%CCMD    Chevy Chase Bank, FSB               5.64         5.05        11.08         6.59         7.12          13.44
AABC     Access Anytime Bancorp, Inc.        6.80         6.80         0.00         6.70         7.23          17.03
AADV     Advantage Bancorp Inc.              8.84         8.24         7.36         6.37         9.40          14.81
ABBK     Abington Bancorp Inc.               6.88         6.20        10.45         6.27         7.27          13.58
ABCL     Alliance Bancorp Inc.               9.31         9.20         1.31         8.28         9.73          15.15
ABCW     Anchor BanCorp Wisconsin            6.25         6.14         1.97         5.77         7.46          10.69
AFBC     Advance Financial Bancorp          15.45        15.45         0.00        15.44        15.78          26.03
AFCB     Affiliated Community Bancorp        9.77         9.71         0.62         9.92        10.52          19.54
AFED     AFSALA Bancorp Inc.                13.85        13.82         0.25        13.91           NA          33.88
AFFFZ    America First Financial Fund        8.28         8.17         1.42         7.22         8.61          16.63
AHCI     Ambanc Holding Co. Inc.            12.72        12.72         0.00        10.00        13.50          24.94
AHM      Ahmanson & Company (H.F.)           5.18         4.60        11.88           NA         6.00             NA
ALBC     Albion Banc Corp.                   8.90         8.90         0.00           NA         9.38             NA
ALBK     ALBANK Financial Corporation        9.20         8.08        13.26         7.23         9.92          12.47
AMFB     American Federal Bank FSB           8.99         8.43         6.74         8.36         9.85          14.81
AMFC     AMB Financial Corp.                16.30        16.30         0.00        12.20        16.67          23.00
ANA      Acadiana Bancshares Inc.           17.43        17.43         0.00        13.75        18.42          27.64
ANBK     American National Bancorp           8.97         8.97         0.00           NA         9.72             NA
ANDB     Andover Bancorp Inc.                8.07         8.07         0.00         8.10         9.09          14.90
ASBI     Ameriana Bancorp                   10.85        10.84         0.09         9.73        11.12          18.66
ASBP     ASB Financial Corp.                15.74        15.74         0.00        12.15        16.54          27.02
ASFC     Astoria Financial Corporation       7.60         6.41        16.80         5.43         7.78          15.78
ATSB     AmTrust Capital Corp.              10.17        10.07         1.07        10.20        10.83          16.58
AVND     Avondale Financial Corp.            8.26         8.26         0.00         8.10        11.48          14.56
BANC     BankAtlantic Bancorp Inc.           5.50         4.53        18.61         6.49         6.45          11.12
BDJI     First Federal Bancorporation       11.17        11.17         0.00         9.75        11.57          19.42
BFD      BostonFed Bancorp Inc.              8.90         8.62         3.44           NA         9.48             NA
BFFC     Big Foot Financial Corp.           16.98        16.98         0.00        12.27        17.13          35.40
BFSB     Bedford Bancshares Inc.            14.32        14.32         0.00        12.53        14.81          23.17
BKC      American Bank of Connecticut        7.98         7.65         4.41         7.65         8.86          13.79
BKCO     Bankers Corp.                       7.78         7.67         1.60         8.01         8.07          18.17
BKCT     Bancorp Connecticut Inc.           10.40        10.40         0.00        10.26        11.60          16.90
BKUNA    BankUnited Financial Corp.          6.81         5.98        12.87         8.39         7.00          13.34
BNKU     Bank United Corp.                   5.17         5.06         2.20         6.93         5.57          12.68
BPLS     Bank Plus Corp.                     4.92         4.91         0.20         6.47         6.52          12.29
BSBC     Branford Savings Bank               9.52         9.52         0.00         9.53        11.70          16.99
BTHL     Bethel Bancorp                      8.48         7.36        14.28         7.38         9.63          13.39
BVCC     Bay View Capital Corp.              6.31         6.02         4.95         6.13         7.23          10.98
BWFC     Bank West Financial Corp.          15.31        15.31         0.00        13.30        15.45          26.46
BYFC     Broadway Financial Corp.           11.50        11.50         0.00         8.80        12.50          15.09
CAFI     Camco Financial Corp.               9.69         8.99         8.00         8.55         9.96          16.04
CAPS     Capital Savings Bancorp Inc.        8.66         8.66         0.00         7.85         8.96          16.51
CASB     Cascade Financial Corp.             6.17         6.17         0.00         6.30         7.01          11.36
CASH     First Midwest Financial Inc.       11.59        10.40        11.51         9.50        12.24          16.20
CATB     Catskill Financial Corp.           26.98        26.98         0.00        20.94        27.65          61.28
CBCI     Calumet Bancorp Inc.               15.94        15.94         0.00        10.56        17.13          17.53
CBCO     CB Bancorp Inc.                     9.18         9.18         0.00         8.18         9.97          14.80
CBES     CBES Bancorp Inc.                  18.39        18.39         0.00        13.54        18.80          17.70
CBK      Citizens First Financial Corp.     14.64        14.64         0.00        10.37        14.83          18.82
CBNH     Community Bankshares Inc.           7.13         7.13         0.00         7.46         7.84          11.04
CBSA     Coastal Bancorp Inc.                3.42         2.91        15.53         5.46         3.66          12.51
CBSB     Charter Financial Inc.             14.13        12.62        12.26        11.04        14.72          20.74
CCFH     CCF Holding Company                14.31        14.31         0.00           NA        14.96             NA
CEBK     Central Co-operative Bank          10.45         9.42        10.95         9.42        11.36          16.22
CENB     Century Bancorp Inc.               29.94        29.94         0.00           NA        30.48             NA
CENF     CENFED Financial Corp.              5.10         5.10         0.18         5.72         5.82          11.20
CFB      Commercial Federal Corporation      5.92         5.30        11.01         6.31         6.64          13.32
CFBC     Community First Banking Co.         7.16         7.16         0.00         6.90         7.90          10.90
CFCP     Coastal Financial Corp.             6.09         6.09         0.00         6.04         7.02          10.95
CFFC     Community Financial Corp.          13.92        13.92         0.00        11.88        14.53          18.46
CFNC     Carolina Fincorp Inc.              23.70        23.70         0.00        24.00        24.07             NA
CFSB     CFSB Bancorp Inc.                   7.63         7.63         0.00         7.36         8.18          13.25
CFTP     Community Federal Bancorp          33.52        33.52         0.00        31.75        33.80          74.87

                                                               Capital as of The Most Recent Quarter
                                           -----------------------------------------------------------------------------
                                                       Tangible     Intangible   Regulatory   Equity +    Total Capital/
                                           Equity/      Equity/       Assets/     Core Cap/   Reserves/   Risk Adjusted
                                           Assets     Tang Assets     Equity       Assets      Assets         Assets
Ticker             Short Name               (%)           (%)                        (%)         (%)            (%)
- ---------------------------------------    -----------------------------------------------------------------------------
CFX      CFX Corporation                     7.67         7.19         6.79         7.91         8.57          14.20
CIBI     Community Investors Bancorp        11.52        11.52         0.00        10.40        11.99          20.60
CKFB     CKF Bancorp Inc.                   23.68        23.68         0.00        20.31        23.86          35.60
CLAS     Classic Bancshares Inc.            14.72        12.72        15.62        12.00        15.33          25.60
CMRN     Cameron Financial Corp             22.96        22.96         0.00        17.95        23.77          26.76
CMSB     Commonwealth Bancorp Inc.           9.57         7.51        23.21         6.60        10.02          14.30
CMSV     Community Savings (MHC)            11.23        11.23         0.00        11.40        11.60          24.13
CNIT     CENIT Bancorp Inc.                  7.10         6.53         8.55           NA         7.65             NA
CNSB     CNS Bancorp Inc.                   24.81        24.81         0.00        19.65        25.18          41.96
CNY      Carver Bancorp Inc.                 8.06         7.75         4.26         6.96         8.59          16.00
COFD     Collective Bancorp Inc.             7.28         6.68         8.85           NA         7.52             NA
COFI     Charter One Financial               6.78         6.33         6.98         5.25         7.25          10.67
CONE     Conestoga Bancorp, Inc.            16.18        16.18         0.00        12.17        16.22          27.71
COOP     Cooperative Bankshares Inc.         7.49         7.49         0.00         7.63         7.73          14.74
CRZY     Crazy Woman Creek Bancorp          27.84        27.84         0.00        19.97        28.39          48.63
CSA      Coast Savings Financial             4.96         4.89         1.37         5.36         5.91          10.93
CSBF     CSB Financial Group Inc.           25.07        23.98         5.74        25.61        25.38          55.70
CTZN     CitFed Bancorp Inc.                 6.33         5.68        10.92         6.06         6.90          13.78
CVAL     Chester Valley Bancorp Inc.         8.56         8.56         0.00         8.49         9.45          15.36
CZF      CitiSave Financial Corp            16.62        16.62         0.00        14.61        16.72          31.93
DCBI     Delphos Citizens Bancorp Inc.      28.35        28.35         0.00        19.10        28.44          43.70
DIBK     Dime Financial Corp.                7.83         7.56         3.66         8.33         9.39          19.95
DIME     Dime Community Bancorp Inc.        15.42        13.53        14.19        10.45        16.22          21.55
DME      Dime Bancorp Inc.                   5.71         5.66         0.93         6.32         6.27          13.30
DNFC     D & N Financial Corp.               5.81         5.75         1.11         5.15         6.53           9.90
DSL      Downey Financial Corp.              7.30         7.20         1.47         6.54         7.86          12.58
EBSI     Eagle Bancshares                    8.71         8.71         0.00         6.70         9.29          11.60
EFBC     Empire Federal Bancorp Inc.        36.85        36.85         0.00        23.16        37.04          67.09
EFBI     Enterprise Federal Bancorp         12.33        12.32         0.11        11.40        12.52          21.30
EGFC     Eagle Financial Corp.               6.90         5.28        24.73         5.35         7.48          13.09
EGLB     Eagle BancGroup Inc.               12.10        12.10         0.00         9.81        12.64          18.01
EIRE     Emerald Isle Bancorp Inc.           6.96         6.96         0.00         6.96         7.62          12.25
EMLD     Emerald Financial Corp.             7.50         7.39         1.71         7.25         7.76          12.38
EQSB     Equitable Federal Savings Bank      5.07         5.07         0.00         5.07         5.28          11.29
ESBK     Elmira Savings Bank (The)           6.30         6.05         4.26         6.11         6.93           9.97
ESX      Essex Bancorp Inc.                  8.41         8.30         1.36         8.38         9.72          14.25
ETFS     East Texas Financial Services      19.03        19.03         0.00        16.22        19.27          45.19
FAB      FirstFed America Bancorp Inc.      12.47        12.47         0.00        10.34        13.37          20.24
FBBC     First Bell Bancorp Inc.            10.20        10.20         0.00         9.18        10.29          22.37
FBCI     Fidelity Bancorp Inc.              10.19        10.17         0.26         8.53        10.36          18.33
FBCV     1ST Bancorp                         7.97         7.80         2.22         8.24         8.33          15.69
FBER     1st Bergen Bancorp                 16.44        16.44         0.00        11.30        17.63          28.90
FBHC     Fort Bend Holding Corp.             6.25         5.81         7.31           NA         6.70          14.77
FBNW     FirstBank Corp.                     7.98         7.98         0.00         7.98         8.52          14.14
FBSI     First Bancshares Inc.              14.35        14.33         0.14        11.70        14.64          18.40
FCB      Falmouth Co-Operative Bank         24.45        24.45         0.00        24.70        25.00          45.99
FCBF     FCB Financial Corp.                17.49        17.49         0.00        14.12        18.01          24.23
FCIT     First Citizens Financial Corp.      6.11         6.11         0.00         6.10         7.10          10.60
FCME     First Coastal Corporation           8.88         8.88         0.00         8.73        10.67          15.68
FDEF     First Defiance Financial           21.42        21.42         0.00        12.60        21.84          23.00
FED      FirstFed Financial Corp.            4.73         4.67         1.28         5.85         6.66          11.58
FESX     First Essex Bancorp Inc.            7.31         6.36        13.84         6.39         8.19          12.06
FFBA     First Colorado Bancorp Inc.        12.73        12.57         1.40        11.27        12.99          21.92
FFBH     First Federal Bancshares of AR     15.82        15.82         0.00        12.23        16.06          23.15
FFBI     First Financial Bancorp Inc.        7.80         7.80         0.00         7.60         8.34          15.08
FFBS     FFBS BanCorp Inc.                  19.42        19.42         0.00        16.10        19.88          30.10
FFBZ     First Federal Bancorp Inc.          7.66         7.65         0.12         6.88         8.55          11.64
FFCH     First Financial Holdings Inc.       6.15         6.15         0.00         6.68         6.86          11.05
FFDB     FirstFed Bancorp Inc.              10.06         9.30         8.30         9.40        10.47          15.99
FFDF     FFD Financial Corp.                24.74        24.74         0.00        15.80        24.91          34.10
FFED     Fidelity Federal Bancorp            5.14         5.14         0.00         6.63         5.85          10.89
FFES     First Federal of East Hartford      6.25         6.25         0.00         6.56         6.53          21.71
FFFC     FFVA Financial Corp.               12.98        12.73         2.21         9.97        13.58          20.54
FFFD     North Central Bancshares Inc.      24.59        24.59         0.00        22.27        25.58          41.09

                                                               Capital as of The Most Recent Quarter
                                           -----------------------------------------------------------------------------
                                                       Tangible     Intangible   Regulatory   Equity +    Total Capital/
                                           Equity/      Equity/       Assets/     Core Cap/   Reserves/   Risk Adjusted
                                           Assets     Tang Assets     Equity       Assets      Assets         Assets
Ticker             Short Name               (%)           (%)                        (%)         (%)            (%)
- ---------------------------------------    -----------------------------------------------------------------------------
FFFG     F.F.O. Financial Group Inc.         6.49         6.49         0.00         6.20         8.23          12.60
FFFL     Fidelity Bankshares Inc. (MHC)      8.82         8.75         0.83         8.80         9.05          17.70
FFHC     First Financial Corp.               6.98         6.79         2.93         6.45         7.38          15.20
FFHH     FSF Financial Corp.                11.77        11.77         0.00        10.60        11.99          21.00
FFHS     First Franklin Corporation          8.82         8.76         0.71         6.38         9.24          14.72
FFIC     Flushing Financial Corp.           16.02        16.02         0.00        12.22        16.69          27.06
FFKY     First Federal Financial Corp.      13.60        12.88         6.09        11.92        14.07          19.64
FFLC     FFLC Bancorp Inc.                  14.47        14.47         0.00        11.40        14.79          25.20
FFOH     Fidelity Financial of Ohio         13.11        11.71        12.11         9.80        13.42          19.40
FFPB     First Palm Beach Bancorp Inc.       6.76         6.60         2.59         6.20         7.27          12.10
FFSL     First Independence Corp.           10.50        10.50         0.00         8.22        11.14          19.32
FFSX     First Fed SB of Siouxland(MHC)      8.13         8.07         0.89         8.19         8.52          17.21
FFWC     FFW Corp.                          10.01        10.01         0.00         8.18        10.34          14.83
FFWD     Wood Bancorp Inc.                  12.70        12.70         0.00         8.29        13.03          14.77
FFYF     FFY Financial Corp.                14.10        14.10         0.00         9.94        14.62          17.67
FGHC     First Georgia Holding Inc.          8.48         7.80         8.71         8.46         9.16          10.52
FIBC     Financial Bancorp Inc.              9.73         9.68         0.51         7.43        10.20          18.94
FISB     First Indiana Corporation           9.59         9.47         1.28         8.93        10.92          12.76
FKFS     First Keystone Financial            7.07         7.07         0.00         7.25         7.92          16.49
FKKY     Frankfort First Bancorp Inc.       26.19        26.19         0.00        23.65        26.27          46.49
FLAG     FLAG Financial Corp.                9.40         9.40         0.00         8.99        11.40          14.85
FLFC     First Liberty Financial Corp.       7.34         6.62        10.53         6.41         8.21          11.28
FLGS     Flagstar Bancorp Inc.               5.46           NA           NA         5.43         5.73          10.06
FLKY     First Lancaster Bancshares         34.24        34.24         0.00        31.06        34.49          58.13
FMBD     First Mutual Bancorp Inc.          13.41        10.65        23.05        20.61        13.74          21.26
FMCO     FMS Financial Corporation           6.29         6.17         2.08         7.23         6.80          15.11
FMSB     First Mutual Savings Bank           6.68         6.68         0.00         6.80         7.65             NA
FNGB     First Northern Capital Corp.       11.51        11.51         0.00        10.60        11.99          17.51
FOBC     Fed One Bancorp                    11.61        11.12         4.73        10.11        12.03          25.26
FPRY     First Financial Bancorp             6.35         6.35         0.00         6.20         7.00          10.80
FRC      First Republic Bancorp              7.41         7.41         0.08         7.40         8.25          15.08
FSBI     Fidelity Bancorp Inc.               6.96         6.96         0.00         7.10         7.47          14.90
FSFC     First Southeast Financial Corp     10.23        10.23         0.00         9.87        10.62          20.76
FSLA     First Savings Bank (MHC)            9.19         8.23        11.40         8.31         9.73          21.85
FSNJ     First Savings Bk of NJ (MHC)        8.57         8.57         0.00         9.13         9.08          26.41
FSPG     First Home Bancorp Inc.             6.59         6.48         1.80         6.50         7.33          16.49
FSPT     FirstSpartan Financial Corp.       12.37        12.37         0.00        12.40        12.65          21.50
FSSB     First FS&LA of San Bernardino       4.33         4.18         3.63         4.29         5.38           8.52
FSTC     First Citizens Corp.                9.13         7.01        24.99         6.70        10.28          10.29
FTF      Texarkana First Financial Corp     16.03        16.03         0.00        16.04        16.71          27.37
FTFC     First Federal Capital Corp.         6.36         5.98         6.28         5.98         6.87          12.22
FTNB     Fulton Bancorp Inc.                25.01        25.01         0.00        16.40        25.87          29.40
FTSB     Fort Thomas Financial Corp.        16.09        16.09         0.00        14.66        16.60          24.06
FWWB     First SB of Washington Bancorp     14.75        13.73         8.01        13.68        15.42          26.77
GAF      GA Financial Inc.                  17.26        17.11         1.07        14.43        17.43          36.88
GBCI     Glacier Bancorp Inc.                9.56         9.32         2.81         9.48        10.16          17.05
GDVS     Greater Delaware Valley (MHC)      11.48        11.48         0.00        12.11        12.69          27.91
GDW      Golden West Financial               6.26         6.26         0.00         6.37         6.81          13.74
GFCO     Glenway Financial Corp.             9.56         9.42         1.56         8.50         9.83          13.70
GFED     Guaranty Federal SB (MHC)          13.83        13.83         0.00        13.02        14.94          24.16
GFSB     GFS Bancorp Inc.                   11.57        11.57         0.00         9.83        12.27          18.33
GLBK     Glendale Co-Operative Bank         16.38        16.38         0.00        16.43        16.66             NA
GLN      Glendale Federal Bank FSB           6.41         6.04         6.19         6.05         7.49          11.82
GOSB     GSB Financial Corporation          12.68        12.68         0.00        12.57           NA          22.10
GPT      GreenPoint Financial Corp.         10.81         6.49        42.71         6.20        11.60          15.01
GRTR     Greater New York Savings Bank       8.28         8.28         0.00         7.31         8.92          15.35
GSBC     Great Southern Bancorp Inc.         8.97         8.97         0.00         7.91        11.24          11.78
GSFC     Green Street Financial Corp.       36.08        36.08         0.00        36.08        36.21          84.35
GSLA     GS Financial Corp.                 18.28        18.28         0.00        17.97        18.56          61.34
GTFN     Great Financial Corporation         9.30         8.93         4.36         8.21         9.77          18.88
GTPS     Great American Bancorp             21.15        21.15         0.00        18.59        21.45          33.45
GUPB     GFSB Bancorp Inc.                  16.30        16.30         0.00           NA        16.66             NA
GWBC     Gateway Bancorp Inc.               26.09        26.09         0.00        22.91        26.21             NA
HALL     Hallmark Capital Corp.              6.99         6.99         0.00         6.25         7.39          11.54

                                                               Capital as of The Most Recent Quarter
                                           -----------------------------------------------------------------------------
                                                       Tangible     Intangible   Regulatory   Equity +    Total Capital/
                                           Equity/      Equity/       Assets/     Core Cap/   Reserves/   Risk Adjusted
                                           Assets     Tang Assets     Equity       Assets      Assets         Assets
Ticker             Short Name               (%)           (%)                        (%)         (%)            (%)
- ---------------------------------------    -----------------------------------------------------------------------------
HARB     Harbor Florida Bancorp Inc.         8.22         7.93         3.75         7.93         9.24          16.52
HARL     Harleysville Savings Bank           6.36         6.36         0.00         6.57         6.92          13.45
HARS     Harris Savings Bank (MHC)           7.91         6.90        13.73         6.85         8.35          13.85
HAVN     Haven Bancorp Inc.                  5.80         5.77         0.41         6.81         6.46          14.82
HBBI     Home Building Bancorp              12.07        12.07         0.00         9.57        12.24          20.62
HBEI     Home Bancorp of Elgin Inc.         28.11        28.11         0.00        20.15        28.38          41.42
HBFW     Home Bancorp                       13.95        13.95         0.00        12.01        14.37          26.80
HBNK     Highland Federal Bank FSB           7.46         7.46         0.00         7.54         9.32          11.53
HBS      Haywood Bancshares Inc.            14.13        13.68         3.71           NA        14.63             NA
HCBB     HCB Bancshares Inc.                 7.76         7.01        10.40           NA         8.55             NA
HCFC     Home City Financial Corp.          20.61        20.61         0.00        15.59        21.29          29.31
HEMT     HF Bancorp Inc.                     8.21         6.82        18.19         5.94         8.74          15.72
HFFB     Harrodsburg First Fin Bancorp      26.36        26.36         0.00        20.90        26.63          41.60
HFFC     HF Financial Corp.                  9.19         9.17         0.25         7.47         9.99          13.18
HFGI     Harrington Financial Group          4.78         4.78         0.00         6.69         4.82          31.69
HFNC     HFNC Financial Corp.               18.83        18.83         0.00        19.44        19.77          37.09
HFSA     Hardin Bancorp Inc.                12.78        12.78         0.00        11.19        12.93          28.85
HHFC     Harvest Home Financial Corp.       12.50        12.50         0.00           NA        12.63             NA
HIFS     Hingham Instit. for Savings         9.55         9.55         0.00         9.85        10.25          16.15
HMCI     HomeCorp Inc.                       6.30         6.30         0.00         4.91         6.78           8.44
HMLK     Hemlock Federal Financial Corp     18.28        18.28         0.00        10.37        18.74          35.38
HMNF     HMN Financial Inc.                 14.24        14.24         0.00        11.60        14.68          27.96
HOMF     Home Federal Bancorp                8.45         8.20         3.25         8.06         8.97          12.11
HPBC     Home Port Bancorp Inc.             10.82        10.82         0.00        10.85        12.10          18.43
HRBF     Harbor Federal Bancorp Inc.        12.86        12.86         0.00        11.09        13.03          27.25
HRZB     Horizon Financial Corp.            15.23        15.23         0.00        15.22        15.90          30.43
HTHR     Hawthorne Financial Corp.           5.27         5.27         0.00         6.67         6.90          11.11
HVFD     Haverfield Corporation              8.39         8.39         0.00         7.21         9.26          11.19
HWEN     Home Financial Bancorp             18.63        18.63         0.00        15.20        19.15          28.80
HZFS     Horizon Financial Svcs Corp.       10.50        10.50         0.00         7.90        10.87          14.80
IBSF     IBS Financial Corp.                17.03        17.03         0.00        16.87        17.18          61.20
IFSB     Independence Federal Savings        6.52         5.76        12.36         5.76         6.73          14.75
IFSL     Indiana Federal Corporation         8.78         8.30         6.04         6.50         9.63          10.43
INBI     Industrial Bancorp                 18.49        18.49         0.00        16.30        18.97          31.43
INCB     Indiana Community Bank SB          12.39        12.39         0.00           NA        12.95             NA
IPSW     Ipswich Savings Bank                6.16         6.16         0.00         6.18         7.12          13.31
ISBF     ISB Financial Corporation          12.19        10.53        15.21        10.33        12.69          21.08
ITLA     ITLA Capital Corp.                 11.37        11.33         0.44        11.01        12.71          14.22
IWBK     InterWest Bancorp Inc.              6.71         6.56         2.31         6.69         7.19          14.15
JOAC     Joachim Bancorp Inc.               28.98        28.98         0.00        22.70        29.19          46.70
JSBA     Jefferson Savings Bancorp           8.20         6.37        23.83         6.66         8.81          11.86
JSBF     JSB Financial Inc.                 22.17        22.17         0.00        13.76        22.53          20.17
JXSB     Jacksonville Savings Bk (MHC)      10.30        10.30         0.00        10.00        10.79          14.80
JXVL     Jacksonville Bancorp Inc.          15.63        15.63         0.00        13.90        16.13          28.00
KFBI     Klamath First Bancorp              20.44        20.44         0.00        17.92        20.61          38.14
KNK      Kankakee Bancorp Inc.              10.68        10.06         6.39         8.66        11.36          16.30
KSAV     KS Bancorp Inc.                    13.83        13.82         0.06           NA        14.13          13.63
KSBK     KSB Bancorp Inc.                    7.17         6.77         5.92         6.77         7.89          11.49
KYF      Kentucky First Bancorp Inc.        16.11        16.11         0.00        14.15        16.54          26.81
LARK     Landmark Bancshares Inc.           14.63        14.63         0.00        12.16        15.00          27.30
LARL     Laurel Capital Group Inc.          10.42        10.42         0.00        10.40        11.35          21.41
LFBI     Little Falls Bancorp Inc.          12.93        12.03         7.97         8.71        13.27          27.28
LFCO     Life Financial Corp.                7.30         7.30         0.00         7.19         8.44          10.51
LFED     Leeds Federal Savings Bk (MHC)     16.18        16.18         0.00        15.91        16.37          35.48
LIFB     Life Bancorp Inc.                  10.78        10.49         3.06         8.91        11.49          22.07
LISB     Long Island Bancorp Inc.            9.01         8.93         0.96         7.39         9.59          14.94
LOGN     Logansport Financial Corp.         19.65        19.65         0.00        19.87        19.96          38.01
LONF     London Financial Corporation       19.87        19.87         0.00        15.50        20.36          29.70
LSBI     LSB Financial Corp.                 9.08         9.08         0.00         8.29        10.00          11.69
LSBX     Lawrence Savings Bank               8.78         8.78         0.00         8.90         9.82          18.21
LVSB     Lakeview Financial                  9.52         7.76        20.04           NA           NA             NA
LXMO     Lexington B&L Financial Corp.      27.62        27.62         0.00        22.60        27.99          45.00
MAFB     MAF Bancorp Inc.                    7.88         6.92        13.18         7.01         8.44          14.96
MARN     Marion Capital Holdings            23.05        23.05         0.00        20.28        24.21          31.62

                                                               Capital as of The Most Recent Quarter
                                           -----------------------------------------------------------------------------
                                                       Tangible     Intangible   Regulatory   Equity +    Total Capital/
                                           Equity/      Equity/       Assets/     Core Cap/   Reserves/   Risk Adjusted
                                           Assets     Tang Assets     Equity       Assets      Assets         Assets
Ticker             Short Name               (%)           (%)                        (%)         (%)            (%)
- ---------------------------------------    -----------------------------------------------------------------------------
MASB     MASSBANK Corp.                      9.98         9.98         0.00         9.85        10.23          35.51
MBB      MSB Bancorp Inc.                    8.44         4.69        46.66         5.60         8.69             NA
MBBC     Monterey Bay Bancorp Inc.          10.74         9.94         8.32         8.54        11.08          19.61
MBLF     MBLA Financial Corp.               13.50        13.50         0.00        12.92        13.77          36.14
MBSP     Mitchell Bancorp Inc.              43.32        43.32         0.00        33.80        43.82          60.50
MCBN     Mid-Coast Bancorp Inc.              8.60         8.60         0.00         8.53         9.11          15.24
MCBS     Mid Continent Bancshares Inc.      10.04        10.04         0.00         9.11        10.15          24.05
MDBK     Medford Savings Bank                8.80         8.20         7.42         8.41         9.46          15.93
MECH     Mechanics Savings Bank              9.73         9.73         0.00        10.15        10.87          19.34
MERI     Meritrust Federal SB                7.90         7.90         0.00         7.90         8.21          18.03
METF     Metropolitan Financial Corp.        3.81         3.43        10.34         5.46         4.39           8.41
MFBC     MFB Corp.                          14.51        14.51         0.00        13.84        14.66          30.36
MFCX     Marshalltown Financial Corp.       15.61        15.61         0.00        12.01        15.71          32.68
MFFC     Milton Federal Financial Corp.     14.74        14.74         0.00        12.20        15.04          26.30
MFLR     Mayflower Co-operative Bank         9.43         9.28         1.77         9.43        10.36          16.80
MFSL     Maryland Federal Bancorp            8.38         8.29         1.25           NA           NA             NA
MGNL     Magna Bancorp Inc.                  9.56         9.28         3.27         8.02        10.30          16.45
MIFC     Mid-Iowa Financial Corp.            9.09         9.08         0.12         7.50         9.33          19.05
MIVI     Mississippi View Holding Co.       18.26        18.26         0.00        15.74        19.50          33.06
MLBC     ML Bancorp Inc.                     6.92           NA           NA           NA         7.68             NA
MONT     Montgomery Financial Corp.          9.83         9.83         0.00         9.40        10.01          13.80
MRKF     Market Financial Corporation       34.60        34.60         0.00        22.60        34.69          68.80
MSBF     MSB Financial Inc.                 16.61        16.61         0.00        12.89        17.11          21.97
MSBK     Mutual Savings Bank FSB             6.01         6.01         0.00         6.33         6.29          17.18
MWBI     Midwest Bancshares Inc.             6.94         6.94         0.00         6.47         7.44          15.77
MWBX     MetroWest Bank                      7.33         7.33         0.00         7.58         8.38          10.84
MWFD     Midwest Federal Financial           8.61         8.30         3.90         7.58         9.37          11.99
NASB     North American Savings Bank         7.97         7.73         3.25         8.00         8.85          13.04
NBN      Northeast Bancorp                   7.76         6.88        12.17         7.00         8.81          12.20
NBSI     North Bancshares Inc.              14.61        14.61         0.00        13.70        14.78          32.40
NEIB     Northeast Indiana Bancorp          15.16        15.16         0.00        12.54        15.79          21.47
NHTB     New Hampshire Thrift Bncshrs        7.48         6.41        15.26         6.04         8.41          10.35
NMSB     NewMil Bancorp Inc.                 9.97         9.97         0.00        10.40        11.57          20.00
NSBC     NewSouth Bancorp, Inc.              7.52         7.52         0.00         8.53         8.51          13.10
NSLB     NS&L Bancorp Inc.                  19.92        19.92         0.00        15.00        20.00          35.40
NSSB     Norwich Financial Corp.            10.99         9.97        10.28        10.18        12.99          14.07
NSSY     Norwalk Savings Society             8.06         7.79         3.56         8.03         9.25          15.94
NTMG     Nutmeg Federal S&LA                 6.17         6.17         0.00         6.24         6.73          10.61
NWEQ     Northwest Equity Corp.             11.42        11.42         0.00           NA        11.90             NA
NWSB     Northwest Savings Bank (MHC)        9.72         9.18         6.09         9.35        10.39          18.80
NYB      New York Bancorp Inc.               5.06         5.06         0.00         4.91         5.68          11.76
OCFC     Ocean Financial Corp.              17.82        17.82         0.00        11.44        18.26          30.85
OCWN     Ocwen Financial Corporation         8.50         8.50         0.00         9.48         9.31          13.22
OFCP     Ottawa Financial Corp.              8.84         7.20        19.96         6.44         9.19          10.60
OHSL     OHSL Financial Corp.               11.04        11.04         0.00         8.92        11.26          18.74
PALM     Palfed, Inc.                        8.11         8.11         0.00         6.90         9.17          10.70
PAMM     PacificAmerica Money Center        22.43        22.43         0.00        15.76        24.02          17.94
PBCI     Pamrapo Bancorp Inc.               12.80        12.71         0.84        12.23        13.55          26.16
PBCT     People's Bank (MHC)                 8.41         8.40         0.14         7.10         9.55          14.30
PBKB     People's Bancshares Inc.            5.61         5.39         4.21         5.89         6.41          13.23
PBNB     People's Savings Financial Cp.      9.61         9.05         6.32         9.12         9.99          18.67
PCBC     Perry County Financial Corp.       18.32        18.32         0.00        15.93        18.35          73.70
PCCI     Pacific Crest Capital               7.22         7.22         0.00         7.36         8.24          11.48
PDB      Piedmont Bancorp Inc.              16.96        16.96         0.00        15.68        17.61          29.77
PEEK     Peekskill Financial Corp.          25.58        25.58         0.00        24.50        25.91          97.73
PERM     Permanent Bancorp Inc.              9.23         9.16         0.83         8.27         9.73          20.80
PERT     Perpetual Bank (MHC)               12.13        12.13         0.00        11.30        12.81          20.40
PETE     Primary Bank                        6.62         6.61         0.19         6.81         7.19          13.05
PFDC     Peoples Bancorp                    15.18        15.18         0.00        12.60        15.49          26.80
PFED     Park Bancorp Inc.                  21.69        21.69         0.00        16.90        21.97          60.60
PFFB     PFF Bancorp Inc.                   10.47        10.37         1.12         8.46        11.56          16.54
PFFC     Peoples Financial Corp.            26.90        26.90         0.00        19.20        27.12          46.00
PFNC     Progress Financial Corporation      5.21         4.59        12.40         5.16         6.04           8.68
PFSB     PennFed Financial Services Inc      7.53         6.29        17.54         5.70         7.75          12.31

                                                               Capital as of The Most Recent Quarter
                                           -----------------------------------------------------------------------------
                                                       Tangible     Intangible   Regulatory   Equity +    Total Capital/
                                           Equity/      Equity/       Assets/     Core Cap/   Reserves/   Risk Adjusted
                                           Assets     Tang Assets     Equity       Assets      Assets         Assets
Ticker             Short Name               (%)           (%)                        (%)         (%)            (%)
- ---------------------------------------    -----------------------------------------------------------------------------
PFSL     Pocahontas FS&LA (MHC)              6.38         6.38         0.00         6.38         6.85          16.95
PHBK     Peoples Heritage Finl Group         8.21         7.02        15.58         9.05         9.43          15.36
PHFC     Pittsburgh Home Financial Corp     11.47        11.35         1.17        20.63        12.00           9.39
PHSB     Peoples Home Savings Bk (MHC)       8.23         8.23         0.00         7.94         8.94          15.63
PKPS     Poughkeepsie Financial Corp.        8.42         8.42         0.00         6.86         9.52          11.61
PLSK     Pulaski Savings Bank (MHC)          6.60           NA           NA         6.60           NA          17.33
PMFI     Perpetual Midwest Financial         8.49         8.49         0.00         7.84         9.20          12.51
POBS     Portsmouth Bank Shares             25.13        25.13         0.00        24.00        25.39          60.40
PRBC     Prestige Bancorp Inc.              11.69        11.69         0.00        11.97        11.94          26.81
PROV     Provident Financial Holdings       14.22        14.22         0.00         9.83        15.09          17.19
PSBK     Progressive Bank Inc.               8.35         7.47        11.41         7.39         9.43          14.43
PSFC     Peoples-Sidney Financial Corp.     10.15        10.15         0.00        10.20        10.57          16.10
PSFI     PS Financial Inc.                  43.23        43.23         0.00        43.10        43.48          15.59
PTRS     Potters Financial Corp.             8.90         8.90         0.00         8.53        10.83          19.60
PULB     Pulaski Bank, Svgs Bank (MHC)      13.00        13.00         0.00        13.00        13.26          30.80
PULS     Pulse Bancorp                       7.80         7.80         0.00         7.36         8.25          26.96
PVFC     PVF Capital Corp.                   7.02         7.02         0.00           NA         7.76             NA
PVSA     Parkvale Financial Corporation      7.48         7.42         0.83         6.97         8.94          14.80
PWBC     PennFirst Bancorp Inc.              7.07         6.49         8.78         6.01         7.57          19.16
PWBK     Pennwood Bancorp Inc.              19.47        19.47         0.00        19.76        20.13          39.39
QCBC     Quaker City Bancorp Inc.            8.91         8.90         0.13         7.33         9.94          12.31
QCFB     QCF Bancorp Inc.                   18.09        18.09         0.00           NA           NA             NA
QCSB     Queens County Bancorp Inc.         14.98        14.98         0.00        10.09        15.66          18.16
RARB     Raritan Bancorp Inc.                7.68         7.55         1.80         7.54         8.51          13.76
RCSB     RCSB Financial Inc.                 7.62         7.45         2.41           NA         8.26             NA
REDF     RedFed Bancorp Inc.                 8.18         8.17         0.11         7.80         9.31          11.59
RELI     Reliance Bancshares Inc.           47.98           NA           NA        47.59        48.29          85.04
RELY     Reliance Bancorp Inc.               8.04         5.77        29.89         5.43         8.29          14.95
RIVR     River Valley Bancorp               12.36        12.19         1.56        15.72        13.21          31.10
ROSE     TR Financial Corp.                  6.16         6.16         0.00         6.39         6.59          18.35
RSLN     Roslyn Bancorp Inc.                21.57        21.48         0.53           NA        22.39             NA
RVSB     Riverview Savings Bank (MHC)       11.15        10.22         9.31        10.26        11.52          20.93
SBCN     Suburban Bancorporation Inc.       11.67        11.67         0.00        10.30        13.08          19.90
SBFL     SB of the Finger Lakes (MHC)        9.45         9.45         0.00         9.69         9.99          26.10
SBOS     Boston Bancorp (The)               12.34        12.34         0.00        10.06        12.45          26.75
SCBS     Southern Community Bancshares      21.97        21.97         0.00           NA        23.11             NA
SCCB     S. Carolina Community Bancshrs     25.96        25.96         0.00        23.20        26.59          48.90
SECP     Security Capital Corporation       15.85        15.85         0.00        17.45        16.97          18.70
SFED     SFS Bancorp Inc.                   12.99        12.99         0.00        12.98        13.39          25.17
SFFC     StateFed Financial Corporation     17.60        17.60         0.00        11.27        17.90          19.46
SFIN     Statewide Financial Corp.           9.30         9.29         0.20         9.02         9.70          24.56
SFNB     Security First Network Bank        42.48        42.09         1.57           NA        42.57             NA
SFSB     SuburbFed Financial Corp.           6.56         6.54         0.43         5.93         6.76          14.01
SFSL     Security First Corp.                9.36         9.22         1.73         7.92        10.15          11.38
SGVB     SGV Bancorp Inc.                    7.27         7.15         1.80         6.34         7.57          14.25
SHEN     First Shenango Bancorp Inc.        10.70        10.70         0.00         8.80        11.43          17.69
SISB     SIS Bancorp Inc.                    7.22         7.22         0.00         7.07         8.38          13.71
SKAN     Skaneateles Bancorp Inc.            6.87         6.65         3.29         6.60         7.68          11.32
SKBO     First Carnegie Deposit (MHC)       12.47        12.47         0.00        12.50        12.71          49.30
SMBC     Southern Missouri Bancorp Inc.     15.67        15.67         0.00        12.61        16.08          25.01
SMFC     Sho-Me Financial Corp.              9.54         9.54         0.00         8.48        10.15          16.10
SOBI     Sobieski Bancorp Inc.              15.40        15.40         0.00        11.20        15.66          29.00
SOPN     First Savings Bancorp Inc.         24.61        24.61         0.00        24.60        24.83          55.17
SOSA     Somerset Savings Bank               5.91         5.91         0.00         5.95         7.18           9.62
SPBC     St. Paul Bancorp Inc.               8.74         8.71         0.31         8.66         9.52          16.92
SRN      Southern Banc Company Inc.         16.89        16.75         1.04           NA           NA             NA
SSB      Scotland Bancorp Inc               36.69        36.69         0.00        27.80        37.03          56.53
SSFC     South Street Financial Corp.       25.45        25.45         0.00        25.45        25.62          74.20
SSM      Stone Street Bancorp Inc.          35.84        35.84         0.00           NA        36.34             NA
STFR     St. Francis Capital Corp.           8.10         7.19        12.01         6.72         8.48          12.75
STND     Standard Financial Inc.            10.90        10.89         0.14         8.36        11.20          20.43
STSA     Sterling Financial Corp.            5.58         5.00        10.88         6.71         6.09          11.69
SVRN     Sovereign Bancorp Inc.              4.98         3.95        21.62         4.87         5.47          14.88
SWBI     Southwest Bancshares               10.79        10.79         0.00         8.05        10.99          16.62

                                                               Capital as of The Most Recent Quarter
                                           -----------------------------------------------------------------------------
                                                       Tangible     Intangible   Regulatory   Equity +    Total Capital/
                                           Equity/      Equity/       Assets/     Core Cap/   Reserves/   Risk Adjusted
                                           Assets     Tang Assets     Equity       Assets      Assets         Assets
Ticker             Short Name               (%)           (%)                        (%)         (%)            (%)
- ---------------------------------------    -----------------------------------------------------------------------------
SWCB     Sandwich Co-operative Bank          8.24         7.89         4.68         8.08         9.04          14.81
SZB      SouthFirst Bancshares Inc.         13.98        13.98         0.00        13.98        14.27          22.05
TBK      Tolland Bank                        6.73         6.54         3.09         6.90         7.93          12.90
THR      Three Rivers Financial Corp.       13.76        13.71         0.40        11.65        14.29          22.81
THRD     TF Financial Corporation           10.84         9.58        12.86         7.98        11.14          18.36
TPNZ     Tappan Zee Financial Inc.          17.42        17.42         0.00           NA        17.96             NA
TRIC     Tri-County Bancorp Inc.            15.31        15.31         0.00        15.30        15.80          34.10
TSBS     Peoples Bancorp Inc. (MHC)         16.66        15.44         8.60        15.22        17.11          26.89
TSH      Teche Holding Co.                  13.31        13.31         0.00        11.53        14.14          22.90
TWIN     Twin City Bancorp                  12.92        12.92         0.00        12.46        13.16          22.69
UBMT     United Financial Corp.             22.65        22.65         0.00        15.20        22.72          40.40
UFRM     United Federal Savings Bank         7.60         7.60         0.00         7.52         8.65          11.81
USAB     USABancshares, Inc.                12.62        12.34         2.54        11.65        13.15          24.30
VABF     Virginia Beach Fed. Financial       6.78         6.78         0.00         6.69         7.52          12.72
VFFC     Virginia First Financial Corp.      8.06         7.80         3.47         7.66         9.14          11.77
WAMU     Washington Mutual Inc.              5.27         5.00         5.38           NA         6.07             NA
WAYN     Wayne Savings & Loan Co. (MHC)      9.17         9.17         0.00         9.16         9.53          17.45
WBST     Webster Financial Corporation       5.08         4.31        15.86         6.09         5.99          13.49
WCBI     Westco Bancorp                     15.57        15.57         0.00        13.51        15.85          30.45
WCFB     Webster City Federal SB (MHC)      23.55        23.55         0.00        23.56        23.94          54.22
WEFC     Wells Financial Corp.              14.23        14.23         0.00        10.57        14.56          19.02
WEHO     Westwood Homestead Fin. Corp.      30.95        30.95         0.00        26.04        31.09          42.18
WES      Westcorp                            9.39         9.37         0.28        10.37        10.57          10.30
WFCO     Winton Financial Corp.              7.15         7.00         2.24         6.90         7.43          11.20
WFSG     Wilshire Financial Services         5.85         5.85         0.00           NA        11.98             NA
WFSL     Washington Federal Inc.            12.08        11.15         8.66        10.34        12.52          18.88
WHGB     WHG Bancshares Corp.               21.89        21.89         0.00        15.16        22.11          32.02
WOFC     Western Ohio Financial Corp.       13.41        12.74         5.75        12.35        13.85          24.13
WRNB     Warren Bancorp Inc.                10.10        10.10         0.00         9.76        11.22          15.07
WSB      Washington Savings Bank, FSB        8.30         8.30         0.00         7.81         8.77          19.59
WSFS     WSFS Financial Corporation          5.13         5.08         0.92         6.66         6.81          10.78
WSTR     WesterFed Financial Corp.          10.98         8.88        21.00         8.51        11.47          14.96
WVFC     WVS Financial Corporation          12.72        12.72         0.00        13.11        13.44          29.21
WWFC     Westwood Financial Corporation      9.21         8.25        11.38         6.81         9.42          19.10
WYNE     Wayne Bancorp Inc.                 14.56        14.56         0.00        11.07        15.34          26.59
YFCB     Yonkers Financial Corporation      15.29        15.29         0.00        12.89        15.67          35.16
YFED     York Financial Corp.                8.43         8.43         0.00         7.34         8.99          11.83
                                            ----------------------------------------------------------------------------------
         Average                            12.36        12.08         2.96        10.85        12.99          22.32

                                                               Capital as of The Most Recent Quarter
                                           -----------------------------------------------------------------------------
                                                       Tangible     Intangible   Regulatory   Equity +    Total Capital/
                                           Equity/      Equity/       Assets/     Core Cap/   Reserves/   Risk Adjusted
                                           Assets     Tang Assets     Equity       Assets      Assets         Assets
Ticker             Short Name               (%)           (%)                        (%)         (%)            (%)
- ---------------------------------------    -----------------------------------------------------------------------------
             Comparable Thrift Data

CAPS     Capital Savings Bancorp Inc.        8.66         8.66         0.00         7.85         8.96          16.51
FBCV     1ST Bancorp                         7.97         7.80         2.22         8.24         8.33          15.69
HBFW     Home Bancorp                       13.95        13.95         0.00        12.01        14.37          26.80
HMCI     HomeCorp Inc.                       6.30         6.30         0.00         4.91         6.78           8.44
KNK      Kankakee Bancorp Inc.              10.68        10.06         6.39         8.66        11.36          16.30
MBLF     MBLA Financial Corp.               13.50        13.50         0.00        12.92        13.77          36.14
MFBC     MFB Corp.                          14.51        14.51         0.00        13.84        14.66          30.36
PFDC     Peoples Bancorp                    15.18        15.18         0.00        12.60        15.49          26.80
WEFC     Wells Financial Corp.              14.23        14.23         0.00        10.57        14.56          19.02
WCBI     Westco Bancorp                     15.57        15.57         0.00        13.51        15.85          30.45
                                           ------------------------------------------------------------------------------
         Average                            12.06        11.98         0.86        10.51        12.41          22.65
         Maximum                            15.57        15.57         6.39        13.84        15.85          36.14
         Minimum                             6.30         6.30         0.00         4.91         6.78           8.44

                                                                                                            Profitability as of
                                                   Asset Quality as of The Most Recent Quarter            The Most Recent Quarter
                                           -----------------------------------------------------------    -----------------------

                                           NPLs/   Reserves/    NPAs/    NPAs/   Reserves/   Reserves/    Return on    Return on
                                           Loans     NPLs      Assets   Equity     Loans     NPAs + 90    Avg Assets   Avg Equity
Ticker             Short Name               (%)       (%)        (%)      (%)       (%)         (%)           (%)         (%)
- ---------------------------------------    -----------------------------------------------------------    -----------------------
%CAL     California Federal Bank, a FSB     1.79    105.10      1.52     20.21     1.89         86.98         1.05        13.67
%CCMD    Chevy Chase Bank, FSB              1.45    172.23      2.65     47.07     2.51         55.76         0.76        14.27
AABC     Access Anytime Bancorp, Inc.       3.33     28.14      1.59     23.43     0.94         26.80         0.42         7.20
AADV     Advantage Bancorp Inc.             0.54    188.91      0.56      6.30     1.01        102.27         1.01        11.21
ABBK     Abington Bancorp Inc.              0.26    244.65      0.24      3.52     0.64        133.04         0.86        12.49
ABCL     Alliance Bancorp Inc.              0.16    311.07      0.18      1.89     0.50        236.73         0.52         5.74
ABCW     Anchor BanCorp Wisconsin           0.48    319.36      0.75     11.95     1.53        161.56         1.01        15.44
AFBC     Advance Financial Bancorp          0.45     89.84      0.37      2.40     0.40         89.84         0.90         5.77
AFCB     Affiliated Community Bancorp       0.73    163.83      0.46      4.73     1.19        163.49         1.12        11.50
AFED     AFSALA Bancorp Inc.                  NA        NA        NA        NA       NA            NA         0.75         5.39
AFFFZ    America First Financial Fund       0.48    103.97      0.41      4.92     0.50         80.65         1.10        13.57
AHCI     Ambanc Holding Co. Inc.            1.53     96.14      0.95      7.44     1.47         72.94         0.54         4.22
AHM      Ahmanson & Company (H.F.)            NA        NA      1.90     36.74     1.25            NA         0.96        19.32
ALBC     Albion Banc Corp.                  0.63    104.30        NA        NA     0.65            NA         0.69         7.68
ALBK     ALBANK Financial Corporation       0.85    115.39      0.74      8.03     0.98         78.02         1.07        11.57
AMFB     American Federal Bank FSB          0.60    215.51      0.44      4.95     1.30        193.22         1.44        16.23
AMFC     AMB Financial Corp.                0.79     64.22      0.58      3.57     0.50         64.22         1.04         6.15
ANA      Acadiana Bancshares Inc.           0.66    208.64      0.51      2.94     1.37        192.62         1.18         6.62
ANBK     American National Bancorp            NA        NA        NA        NA     1.17            NA         0.79         8.75
ANDB     Andover Bancorp Inc.               1.36    104.01      1.14     14.18     1.41         89.41         1.06        13.36
ASBI     Ameriana Bancorp                   0.44     87.49      0.38      3.49     0.38         63.58         0.88         8.01
ASBP     ASB Financial Corp.                1.44     84.76      1.56      9.91     1.22         50.98         0.85         5.41
ASFC     Astoria Financial Corporation      0.83     60.72      0.45      5.97     0.50         35.00         0.83        10.52
ATSB     AmTrust Capital Corp.              3.66     25.47      2.84     27.96     0.93         23.48         0.42         4.16
AVND     Avondale Financial Corp.           2.68    200.01      1.66     20.05     5.35        194.88        (4.92)      (48.80)
BANC     BankAtlantic Bancorp Inc.          0.86    162.72      0.75     13.64     1.40        120.47         0.96        16.85
BDJI     First Federal Bancorporation       0.01        NM      0.21      1.91     0.82        127.79         0.50         4.37
BFD      BostonFed Bancorp Inc.             0.54    132.70      0.63      7.06     0.71         91.43         0.85         8.74
BFFC     Big Foot Financial Corp.           0.00        NM      0.00      0.00     0.34        151.52         0.70         4.13
BFSB     Bedford Bancshares Inc.            0.00        NM      0.00      0.00     0.57         77.52         1.26         8.81
BKC      American Bank of Connecticut       2.70     52.83      1.97     24.74     1.43         44.68         1.32        15.72
BKCO     Bankers Corp.                      1.45     31.65      1.06     13.65     0.46         23.83         1.15        14.66
BKCT     Bancorp Connecticut Inc.           1.37    144.46      1.11     10.69     1.98        108.02         1.36        13.32
BKUNA    BankUnited Financial Corp.         0.77     30.72      0.70     10.29     0.24         26.73         0.56         7.45
BNKU     Bank United Corp.                  1.10     49.44      1.07     20.73     0.54         37.09         0.81        15.80
BPLS     Bank Plus Corp.                    3.06     64.17      3.22     65.47     1.96         49.87         0.51        10.40
BSBC     Branford Savings Bank              2.33    132.65      1.94     20.34     3.09        112.22         1.22        13.06
BTHL     Bethel Bancorp                       NA        NA        NA        NA     1.48            NA         0.56         6.48
BVCC     Bay View Capital Corp.             0.59    204.11      0.76     12.11     1.20        115.33         0.68        10.72
BWFC     Bank West Financial Corp.          0.00        NM      0.03      0.20     0.20        458.70         0.70         4.47
BYFC     Broadway Financial Corp.           1.65     72.32      2.42     21.07     1.19         41.50         0.21         1.85
CAFI     Camco Financial Corp.              0.40     79.91      0.36      3.69     0.32         38.86         1.00        10.41
CAPS     Capital Savings Bancorp Inc.       0.16    234.98      0.16      1.82     0.38        116.53         0.93        10.91
CASB     Cascade Financial Corp.            0.36    287.71      0.59      9.51     1.02        142.60         0.60         9.88
CASH     First Midwest Financial Inc.       1.16     83.36      0.79      6.84     0.97         81.68         0.92         7.85
CATB     Catskill Financial Corp.           0.76    194.39      0.50      1.86     1.47        133.79         1.37         4.96
CBCI     Calumet Bancorp Inc.               1.29    119.76      1.40      8.77     1.54         84.90         1.41         8.88
CBCO     CB Bancorp Inc.                    0.57    350.39      2.90     31.58     1.98         27.47         1.32        14.61
CBES     CBES Bancorp Inc.                  0.83     55.57      0.77      4.16     0.46         54.05         1.10         5.90
CBK      Citizens First Financial Corp.     0.29     80.95      0.43      2.91     0.24         35.90         0.63         4.20
CBNH     Community Bankshares Inc.          0.52    195.79      0.59      8.23     1.01        115.48         0.95        12.82
CBSA     Coastal Bancorp Inc.               0.99     56.37      0.57     16.56     0.56         37.23         0.45        13.53
CBSB     Charter Financial Inc.             0.51    155.27      0.51      3.64     0.80        114.56         1.17         7.99
CCFH     CCF Holding Company                0.42    189.90      0.34      2.39     0.79        189.90         0.14         0.97
CEBK     Central Co-operative Bank            NA        NA        NA        NA     1.23            NA         0.97         9.36
CENB     Century Bancorp Inc.               0.44    207.22      0.39      1.31     0.91        139.39         1.80         9.12
CENF     CENFED Financial Corp.             1.31     78.56      1.40     27.52     1.03         51.06         0.64        12.30
CFB      Commercial Federal Corporation     1.01     94.47      1.01     17.01     0.96         70.94         0.95        16.20
CFBC     Community First Banking Co.        2.29     41.66      1.82     25.43     0.95         40.50           NA           NA
CFCP     Coastal Financial Corp.            0.19    589.86      0.26      4.32     1.14        350.59         1.17        18.83
CFFC     Community Financial Corp.          0.34    206.36      0.40      2.90     0.69        153.55         1.22         8.85
CFNC     Carolina Fincorp Inc.              0.40    133.67      0.28      1.16     0.54        133.67         1.24         5.17
CFSB     CFSB Bancorp Inc.                  0.07    893.54      0.09      1.23     0.62        565.80         1.11        14.59
CFTP     Community Federal Bancorp          0.59     79.45      0.35      1.06     0.47         79.45         1.69         5.03

                                                                                                            Profitability as of
                                                   Asset Quality as of The Most Recent Quarter            The Most Recent Quarter
                                           -----------------------------------------------------------    -----------------------

                                           NPLs/   Reserves/    NPAs/    NPAs/   Reserves/   Reserves/    Return on    Return on
                                           Loans     NPLs      Assets   Equity     Loans     NPAs + 90    Avg Assets   Avg Equity
Ticker             Short Name               (%)       (%)        (%)      (%)       (%)         (%)           (%)         (%)
- ---------------------------------------    -----------------------------------------------------------    -----------------------
CFX      CFX Corporation                    0.75    177.91      0.61      7.93     1.34        147.62         1.17        13.95
CIBI     Community Investors Bancorp        0.86     71.32      0.72      6.26     0.62         65.53         1.01         8.86
CKFB     CKF Bancorp Inc.                   0.64     30.66      0.89      3.75     0.20         12.02         1.21         4.96
CLAS     Classic Bancshares Inc.            0.68    143.29      0.68      4.62     0.97         76.14         0.91         6.17
CMRN     Cameron Financial Corp             0.33    288.53      0.28      1.23     0.95        135.41         1.20         5.11
CMSB     Commonwealth Bancorp Inc.          0.71    121.63      0.42      4.41     0.86        106.34         0.86         8.35
CMSV     Community Savings (MHC)            0.66     98.32      0.57      5.07     0.64         66.20         0.81         7.05
CNIT     CENIT Bancorp Inc.                 0.46    191.03      0.61      8.58     0.87         85.28         0.60         8.46
CNSB     CNS Bancorp Inc.                   0.71     80.36      0.45      1.82     0.57         80.36         0.94         3.81
CNY      Carver Bancorp Inc.                1.64     68.37      0.80      9.86     1.12         34.62        (1.41)      (16.22)
COFD     Collective Bancorp Inc.              NA        NA        NA        NA     0.45            NA         1.18        16.49
COFI     Charter One Financial              0.36    216.97      0.26      3.82     0.77        147.01         1.26        18.67
CONE     Conestoga Bancorp, Inc.            0.23     80.00      0.16      0.99     0.18         26.87         0.60         3.72
COOP     Cooperative Bankshares Inc.        0.29    105.94      0.30      4.02     0.30         53.51         0.68         8.95
CRZY     Crazy Woman Creek Bancorp          0.43    240.34      0.23      0.82     1.03        240.34         1.30         4.63
CSA      Coast Savings Financial            1.34    102.69      1.34     27.11     1.37         71.08         0.56        11.41
CSBF     CSB Financial Group Inc.             NA        NA        NA        NA     0.53         41.29         0.48         1.90
CTZN     CitFed Bancorp Inc.                0.41    243.92      0.45      7.06     0.99        128.08         0.86        13.32
CVAL     Chester Valley Bancorp Inc.        0.39    280.83      0.47      5.54     1.10        187.15         0.98        11.26
CZF      CitiSave Financial Corp            0.17     92.11      0.20      1.22     0.15         46.05         1.03         6.16
DCBI     Delphos Citizens Bancorp Inc.      0.00        NM      0.02      0.08     0.13         93.46         1.89         6.59
DIBK     Dime Financial Corp.               0.69    470.63      0.44      5.67     3.23        337.58         1.94        23.85
DIME     Dime Community Bancorp Inc.        1.20    120.17      0.82      5.30     1.45         97.78         1.13         6.52
DME      Dime Bancorp Inc.                  3.51     26.67      2.36     41.27     0.94         23.73         0.69        12.66
DNFC     D & N Financial Corp.              0.41    244.81      0.37      6.44     1.01        192.28         0.89        15.07
DSL      Downey Financial Corp.             0.88     70.58      1.11     15.22     0.62         50.35         0.93        12.44
EBSI     Eagle Bancshares                   0.92     91.35      0.88     10.12     0.84         65.80         0.75         8.43
EFBC     Empire Federal Bancorp Inc.        0.00        NM      0.00      0.00     0.47            NM         1.56         5.45
EFBI     Enterprise Federal Bancorp         0.02        NM      0.01      0.09     0.28            NM         0.97         7.55
EGFC     Eagle Financial Corp.              1.80     56.52      1.21     17.60     1.01         47.66         0.79        10.79
EGLB     Eagle BancGroup Inc.               1.93     41.41      1.67     13.83     0.80         31.93         0.30         2.34
EIRE     Emerald Isle Bancorp Inc.          0.88    109.78      0.62      8.92     0.97        105.23         0.86        12.45
EMLD     Emerald Financial Corp.            0.09    356.29      0.16      2.16     0.34         75.41         1.00        13.14
EQSB     Equitable Federal Savings Bank     0.00        NM      0.68     13.39     0.31         19.82         0.89        17.70
ESBK     Elmira Savings Bank (The)          0.60    134.29      0.82     13.07     0.80         76.33         0.30         4.82
ESX      Essex Bancorp Inc.                 2.23     67.35      3.23     38.44     1.50         40.63         0.04           NM
ETFS     East Texas Financial Services      0.38    138.38      0.25      1.29     0.53        100.00         0.66         3.51
FAB      FirstFed America Bancorp Inc.        NA        NA        NA        NA     1.06            NA        (1.49)      (17.16)
FBBC     First Bell Bancorp Inc.            0.07    166.26      0.09      0.88     0.12        107.87         1.14         9.70
FBCI     Fidelity Bancorp Inc.              0.92     24.69      0.70      6.90     0.23         24.69         0.82         7.90
FBCV     1ST Bancorp                        0.90     61.23      0.71      8.97     0.55         51.00         0.81        10.01
FBER     1st Bergen Bancorp                 1.31    184.24      0.74      4.48     2.41        161.82         0.81         4.87
FBHC     Fort Bend Holding Corp.              NA        NA        NA        NA     0.95            NA         0.74        11.69
FBNW     FirstBank Corp.                    2.49     29.79      1.87     23.46     0.74         27.73        (0.65)       (8.15)
FBSI     First Bancshares Inc.              0.04    819.64      0.08      0.55     0.35         88.44         1.13         7.93
FCB      Falmouth Co-Operative Bank         0.03        NM      0.02      0.06     1.06            NM         0.80         3.22
FCBF     FCB Financial Corp.                0.18    347.77      0.15      0.85     0.62        347.77         1.06         6.06
FCIT     First Citizens Financial Corp.     0.83    160.28      1.92     31.38     1.33         52.05         0.82        13.43
FCME     First Coastal Corporation          2.07    128.12      1.62     18.19     2.65        105.48         0.71         7.98
FDEF     First Defiance Financial           0.47    117.35      0.45      2.12     0.55         93.68         1.15         5.30
FED      FirstFed Financial Corp.           1.86    136.55      1.74     36.87     2.53        110.91         0.50        10.61
FESX     First Essex Bancorp Inc.           0.86    165.05      0.62      8.44     1.42        143.10         0.76        10.30
FFBA     First Colorado Bancorp Inc.        0.12    305.71      0.19      1.53     0.37        136.49         1.28         9.52
FFBH     First Federal Bancshares of AR     0.20    152.33      0.19      1.18     0.31        127.62         1.18         7.41
FFBI     First Financial Bancorp Inc.       0.18    391.41      0.27      3.44     0.69        200.40         0.64         8.23
FFBS     FFBS BanCorp Inc.                  0.05        NM      0.03      0.16     0.66        109.44         1.62         8.37
FFBZ     First Federal Bancorp Inc.         0.59    171.61      0.52      6.79     1.02        153.04         0.92        12.02
FFCH     First Financial Holdings Inc.      1.99     42.33      1.77     28.85     0.84         39.24         0.89        14.50
FFDB     FirstFed Bancorp Inc.              0.56    101.95      0.48      4.74     0.57         36.36         0.99         9.88
FFDF     FFD Financial Corp.                  NA        NA        NA        NA     0.27            NA         0.90         3.61
FFED     Fidelity Federal Bancorp           0.11    748.74      0.12      2.30     0.85        455.75         0.84        16.26
FFES     First Federal of East Hartford     2.29     68.79      0.41      6.56     1.57         55.25         0.52         8.23
FFFC     FFVA Financial Corp.               0.16    617.38      0.10      0.79     1.01        585.64         1.40        10.31
FFFD     North Central Bancshares Inc.      0.18    660.13      0.22      0.88     1.18        457.01         1.74         7.15

                                                                                                            Profitability as of
                                                   Asset Quality as of The Most Recent Quarter            The Most Recent Quarter
                                           -----------------------------------------------------------    -----------------------

                                           NPLs/   Reserves/    NPAs/    NPAs/   Reserves/   Reserves/    Return on    Return on
                                           Loans     NPLs      Assets   Equity     Loans     NPAs + 90    Avg Assets   Avg Equity
Ticker             Short Name               (%)       (%)        (%)      (%)       (%)         (%)           (%)         (%)
- ---------------------------------------    -----------------------------------------------------------    -----------------------
FFFG     F.F.O. Financial Group Inc.        3.85     64.02      3.17     48.84     2.47         55.02         0.74        11.45
FFFL     Fidelity Bankshares Inc. (MHC)     0.27    112.34      0.30      3.36     0.31         77.48         0.55         6.01
FFHC     First Financial Corp.              0.35    185.64      0.29      4.12     0.65        137.23         1.33        18.50
FFHH     FSF Financial Corp.                0.12    285.51      0.10      0.87     0.34        216.04         0.79         6.58
FFHS     First Franklin Corporation         0.65     95.70      0.50      5.64     0.62         68.29         0.62         6.98
FFIC     Flushing Financial Corp.           0.44    288.53      0.27      1.68     1.28        251.62         0.98         5.80
FFKY     First Federal Financial Corp.      0.00        NM      0.11      0.83     0.53        115.33         1.65        12.16
FFLC     FFLC Bancorp Inc.                  0.22    213.09      0.27      1.86     0.46        116.25         1.10         7.35
FFOH     Fidelity Financial of Ohio         0.22    174.34      0.18      1.35     0.38        174.34         0.95         7.20
FFPB     First Palm Beach Bancorp Inc.      1.27     58.20      1.06     15.62     0.74         46.69         0.61         8.57
FFSL     First Independence Corp.           0.69    140.24      0.46      4.37     0.97         69.84         0.61         5.62
FFSX     First Fed SB of Siouxland(MHC)     0.14    386.65      0.12      1.47     0.52        263.34         0.76         9.39
FFWC     FFW Corp.                          0.29    169.52      0.22      2.24     0.48        150.42         1.13        11.11
FFWD     Wood Bancorp Inc.                  0.00        NM      0.02      0.14     0.41        346.50         1.43        11.21
FFYF     FFY Financial Corp.                0.94     73.52      0.72      5.12     0.69         73.17         1.29         9.15
FGHC     First Georgia Holding Inc.         1.35     58.25      1.35     15.92     0.79         50.33         1.11        13.24
FIBC     Financial Bancorp Inc.             3.56     23.93      2.77     28.44     0.85         16.97         0.88         8.93
FISB     First Indiana Corporation          1.56    101.72      1.55     16.21     1.59         85.76         1.11        11.58
FKFS     First Keystone Financial           3.21     45.32      2.45     34.67     1.46         34.36         0.85        11.89
FKKY     Frankfort First Bancorp Inc.       0.00        NM      0.00      0.00     0.08        138.89         0.95         3.69
FLAG     FLAG Financial Corp.               6.20     46.92      4.52     48.03     2.91         44.14         1.11        12.30
FLFC     First Liberty Financial Corp.      0.67    183.70      0.75     10.21     1.23        114.80         1.13        14.78
FLGS     Flagstar Bancorp Inc.                NA        NA        NA        NA     0.30            NA         1.30        22.40
FLKY     First Lancaster Bancshares         0.53     54.35      0.45      1.33     0.29         32.89         1.48         4.15
FMBD     First Mutual Bancorp Inc.          0.06    723.04      0.04      0.34     0.46        207.98         0.08         0.56
FMCO     FMS Financial Corporation          1.31     68.65      1.07     16.98     0.90         47.56         1.00        15.69
FMSB     First Mutual Savings Bank            NA        NA        NA        NA     1.24            NA         1.02        15.39
FNGB     First Northern Capital Corp.       0.13    413.71      0.13      1.14     0.54        368.77         0.90         7.83
FOBC     Fed One Bancorp                    0.28    357.14      0.13      1.15     1.00         93.85         0.96         8.23
FPRY     First Financial Bancorp              NA        NA        NA        NA     0.84            NA         0.43         6.80
FRC      First Republic Bancorp             1.18     80.08      1.25     16.84     0.95         65.82         0.74        11.31
FSBI     Fidelity Bancorp Inc.              0.72    147.49      0.35      4.98     1.06        100.48         0.82        11.77
FSFC     First Southeast Financial Corp     0.10    476.73      0.11      1.05     0.50        362.15         1.08        10.56
FSLA     First Savings Bank (MHC)           0.90    117.67      0.57      6.22     1.05         93.31         0.99        10.67
FSNJ     First Savings Bk of NJ (MHC)       1.70     71.33      0.81      9.44     1.21         58.25         0.44         5.45
FSPG     First Home Bancorp Inc.            1.24    113.64      0.79     12.02     1.41         93.39         1.03        15.57
FSPT     FirstSpartan Financial Corp.       0.99     31.69      0.90      7.28     0.31         13.93           NA           NA
FSSB     First FS&LA of San Bernardino      1.43    102.26      2.31     53.29     1.47         45.41        (0.12)       (2.83)
FSTC     First Citizens Corp.               1.12    133.73        NA        NA     1.50            NA         0.34         3.72
FTF      Texarkana First Financial Corp     0.00        NM      0.13      0.83     0.82        144.57         1.71        10.67
FTFC     First Federal Capital Corp.        0.15    457.81      0.17      2.63     0.68        308.37         0.99        15.73
FTNB     Fulton Bancorp Inc.                  NA        NA        NA        NA     1.01            NA         0.91         3.65
FTSB     Fort Thomas Financial Corp.        2.26     25.00      2.02     12.58     0.57         25.00         0.97         5.58
FWWB     First SB of Washington Bancorp     0.32    319.51      0.31      2.13     1.03        210.94         1.22         8.08
GAF      GA Financial Inc.                  0.35    136.73      0.12      0.70     0.48        136.73         1.15         6.16
GBCI     Glacier Bancorp Inc.               0.16    527.06      0.15      1.60     0.85        212.30         1.47        15.17
GDVS     Greater Delaware Valley (MHC)      1.75    117.40      2.52     21.92     2.05         43.72         0.93         7.90
GDW      Golden West Financial              1.54     43.87      1.44     23.02     0.68         37.62         0.88        13.95
GFCO     Glenway Financial Corp.            0.09    370.94      0.16      1.69     0.32         84.04         0.79         8.23
GFED     Guaranty Federal SB (MHC)          0.39    366.16      0.43      3.10     1.42        206.36         0.93         6.72
GFSB     GFS Bancorp Inc.                   1.74     46.59      1.54     13.33     0.81         45.77         1.27        11.06
GLBK     Glendale Co-Operative Bank         0.00        NM      0.00      0.00     0.72            NM         0.75         4.58
GLN      Glendale Federal Bank FSB          1.61     89.82      1.66     25.96     1.45         64.79         0.60         9.32
GOSB     GSB Financial Corporation            NA        NA        NA        NA       NA            NA         0.43         3.43
GPT      GreenPoint Financial Corp.         4.48     30.32      2.84     26.27     1.36         28.16         1.20        10.86
GRTR     Greater New York Savings Bank     18.84      9.13      7.44     89.87     1.72          8.61         0.74         8.92
GSBC     Great Southern Bancorp Inc.        1.32    197.04      1.83     20.45     2.60        124.20         1.73        19.40
GSFC     Green Street Financial Corp.       0.19     97.92      0.14      0.38     0.19         97.92         1.57         4.38
GSLA     GS Financial Corp.                 0.39    214.61      0.13      0.72     0.85        214.61         1.28         4.98
GTFN     Great Financial Corporation        0.45    159.69      0.38      4.13     0.72         13.77         1.05        10.66
GTPS     Great American Bancorp             0.02        NM      0.01      0.07     0.42        188.02         0.57         2.56
GUPB     GFSB Bancorp Inc.                    NA        NA        NA        NA     0.69            NA         0.81         4.76
GWBC     Gateway Bancorp Inc.               1.96     20.56      0.60      2.30     0.40         15.82         1.28         4.94
HALL     Hallmark Capital Corp.             0.02        NM      0.01      0.19     0.60            NM         0.66         9.38

                                                                                                            Profitability as of
                                                   Asset Quality as of The Most Recent Quarter            The Most Recent Quarter
                                           -----------------------------------------------------------    -----------------------

                                           NPLs/   Reserves/    NPAs/    NPAs/   Reserves/   Reserves/    Return on    Return on
                                           Loans     NPLs      Assets   Equity     Loans     NPAs + 90    Avg Assets   Avg Equity
Ticker             Short Name               (%)       (%)        (%)      (%)       (%)         (%)           (%)         (%)
- ---------------------------------------    -----------------------------------------------------------    -----------------------
HARB     Harbor Florida Bancorp Inc.        0.26    522.95      0.47      5.74     1.38        216.59         1.22        14.81
HARL     Harleysville Savings Bank          0.00        NM      0.11      1.71     0.77        475.58         1.03        16.28
HARS     Harris Savings Bank (MHC)          0.64    153.30      0.67      8.48     0.98         61.77         1.06        12.22
HAVN     Haven Bancorp Inc.                 1.34     92.04      0.78     13.46     1.23         84.95         0.82        14.11
HBBI     Home Building Bancorp              0.86     32.51      0.52      4.30     0.28         32.51         0.83         6.78
HBEI     Home Bancorp of Elgin Inc.         0.33    110.92      0.35      1.25     0.37         77.63         1.00         3.53
HBFW     Home Bancorp                       0.00        NM      0.00      0.00     0.53        468.58         0.98         7.03
HBNK     Highland Federal Bank FSB          3.56     64.14      3.23     43.25     2.28         57.68         1.06        14.60
HBS      Haywood Bancshares Inc.            1.14     57.05      2.09     14.79     0.65         23.67         0.89         6.02
HCBB     HCB Bancshares Inc.                  NA        NA        NA        NA     1.47            NA         0.27         3.46
HCFC     Home City Financial Corp.          0.79    110.38      0.62      3.02     0.87        110.38         1.04         5.08
HEMT     HF Bancorp Inc.                      NA        NA        NA        NA     1.10            NA         0.14         1.76
HFFB     Harrodsburg First Fin Bancorp      0.00        NM      0.00      0.00     0.37         58.12         1.32         4.96
HFFC     HF Financial Corp.                 0.46    224.76      0.40      4.34     1.04        200.58         0.94        10.16
HFGI     Harrington Financial Group         0.39     63.20      0.23      4.84     0.25         17.87         0.66        13.64
HFNC     HFNC Financial Corp.               1.14    111.26      0.99      5.27     1.26         94.51         0.84         3.17
HFSA     Hardin Bancorp Inc.                0.50     57.66      0.36      2.85     0.29         41.58         0.74         5.38
HHFC     Harvest Home Financial Corp.       0.29     90.48      0.15      1.21     0.26         90.48         0.78         6.27
HIFS     Hingham Instit. for Savings        0.72    125.61      0.55      5.80     0.91        125.61         1.25        12.95
HMCI     HomeCorp Inc.                      0.46    132.98      3.25     51.58     0.62         13.13         0.46         7.34
HMLK     Hemlock Federal Financial Corp     0.00        NM      0.00      0.00     1.37            NM        (0.92)       (6.81)
HMNF     HMN Financial Inc.                 0.09    742.94      0.08      0.55     0.70        555.50         1.07         7.34
HOMF     Home Federal Bancorp               0.48    125.97      0.43      5.06     0.61        121.80         1.33        15.79
HPBC     Home Port Bancorp Inc.             0.01        NM      0.04      0.34     1.53        501.45         1.68        15.45
HRBF     Harbor Federal Bancorp Inc.        0.20    131.49      0.13      1.02     0.26        131.49         0.72         5.62
HRZB     Horizon Financial Corp.            0.00        NM      0.00      0.00     0.85            NM         1.59        10.36
HTHR     Hawthorne Financial Corp.            NA        NA        NA        NA     1.92            NA         0.65        12.36
HVFD     Haverfield Corporation             1.15     87.57      1.00     11.87     1.00         87.44         0.95        11.13
HWEN     Home Financial Bancorp             1.18     53.63        NA        NA     0.63            NA         0.81         4.16
HZFS     Horizon Financial Svcs Corp.       0.85     66.14      1.02      9.73     0.56         36.63         0.79         7.35
IBSF     IBS Financial Corp.                0.55     94.57      0.15      0.88     0.52         94.57         0.73         3.67
IFSB     Independence Federal Savings         NA        NA        NA        NA     0.34            NA         0.45         6.97
IFSL     Indiana Federal Corporation        0.78    142.17      0.70      7.94     1.11        102.87         1.10        12.73
INBI     Industrial Bancorp                 0.20    279.79      0.18      0.96     0.55        115.71         1.48         7.91
INCB     Indiana Community Bank SB            NA        NA        NA        NA     0.71            NA         0.60         4.77
IPSW     Ipswich Savings Bank               1.33     95.03      1.94     31.39     1.26         49.55         1.18        19.18
ISBF     ISB Financial Corporation            NA        NA        NA        NA     0.79            NA         0.77         6.29
ITLA     ITLA Capital Corp.                 1.62    100.53      1.78     15.67     1.63         75.09         1.42        12.81
IWBK     InterWest Bancorp Inc.             0.53    152.32      0.69     10.28     0.81         69.69         1.12        16.90
JOAC     Joachim Bancorp Inc.               0.49     63.25      0.68      2.35     0.31         30.45         0.63         2.13
JSBA     Jefferson Savings Bancorp          0.25    326.10      0.52      6.39     0.82        117.45         0.86        10.69
JSBF     JSB Financial Inc.                 1.66     37.50      1.00      4.50     0.62         33.09         1.69         7.65
JXSB     Jacksonville Savings Bk (MHC)      0.49    129.49      0.39      3.83     0.63        125.08         0.63         6.11
JXVL     Jacksonville Bancorp Inc.          0.79     85.40      1.04      6.67     0.67         48.35         1.26         7.97
KFBI     Klamath First Bancorp              0.13    176.70      0.10      0.49     0.24        176.70         1.48         6.99
KNK      Kankakee Bancorp Inc.              0.72    140.69      0.57      5.30     1.01         64.54         0.89         8.42
KSAV     KS Bancorp Inc.                    0.50     70.56      0.42      3.07     0.35         70.56         1.24         9.06
KSBK     KSB Bancorp Inc.                   2.08     47.95      1.64     22.82     1.00         43.71         0.94        13.08
KYF      Kentucky First Bancorp Inc.        0.00        NM      0.00      0.00     0.77        295.31         1.17         7.02
LARK     Landmark Bancshares Inc.           0.17    341.15      0.11      0.74     0.57         62.24         1.05         7.14
LARL     Laurel Capital Group Inc.          0.70    188.32      0.51      4.91     1.31        181.26         1.41        13.36
LFBI     Little Falls Bancorp Inc.          1.60     51.25      0.90      6.99     0.82         36.77         0.59         4.43
LFCO     Life Financial Corp.               2.50     96.36      1.94     26.50     2.41         59.01         6.32        90.48
LFED     Leeds Federal Savings Bk (MHC)     0.03    977.36      0.02      0.12     0.30        977.36         1.23         7.61
LIFB     Life Bancorp Inc.                  0.96    160.03      0.49      4.55     1.54        144.60         0.98         9.07
LISB     Long Island Bancorp Inc.           1.43     66.07      1.04     11.55     0.95         56.14         0.84         9.22
LOGN     Logansport Financial Corp.         0.62     67.13      0.45      2.28     0.42         67.13         1.39         7.02
LONF     London Financial Corporation       1.03     62.54      0.79      3.97     0.64         62.54         0.86         4.17
LSBI     LSB Financial Corp.                1.55     68.99      1.34     14.78     1.07         68.99         0.78         8.41
LSBX     Lawrence Savings Bank              0.31    727.93      0.36      4.06     2.27        290.57         1.52        17.82
LVSB     Lakeview Financial                   NA        NA        NA        NA       NA            NA         1.12        11.44
LXMO     Lexington B&L Financial Corp.      0.82     60.05      0.63      2.30     0.49         58.31         1.00         3.40
MAFB     MAF Bancorp Inc.                   0.54    134.63      0.44      5.55     0.72        113.73         1.15        14.65
MARN     Marion Capital Holdings            0.88    153.22      0.76      3.28     1.35        153.22         2.06         9.01

                                                                                                            Profitability as of
                                                   Asset Quality as of The Most Recent Quarter            The Most Recent Quarter
                                           -----------------------------------------------------------    -----------------------

                                           NPLs/   Reserves/    NPAs/    NPAs/   Reserves/   Reserves/    Return on    Return on
                                           Loans     NPLs      Assets   Equity     Loans     NPAs + 90    Avg Assets   Avg Equity
Ticker             Short Name               (%)       (%)        (%)      (%)       (%)         (%)           (%)         (%)
- ---------------------------------------    -----------------------------------------------------------    -----------------------
MASB     MASSBANK Corp.                     0.51    173.33      0.19      1.91     0.88        128.64         1.11        10.60
MBB      MSB Bancorp Inc.                   1.34     45.01      0.70      8.28     0.60         36.62         0.47         5.35
MBBC     Monterey Bay Bancorp Inc.          0.65     94.16      0.36      3.36     0.61         94.16         0.45         4.20
MBLF     MBLA Financial Corp.               0.44    111.87      0.25      1.82     0.49        111.87         0.70         5.23
MBSP     Mitchell Bancorp Inc.              2.30     26.77      2.06      4.76     0.62         24.32         1.83         4.21
MCBN     Mid-Coast Bancorp Inc.             0.29    212.95      0.40      4.62     0.61        128.70         0.87         9.16
MCBS     Mid Continent Bancshares Inc.      0.23     82.89      0.19      1.88     0.19         53.92         1.07        10.33
MDBK     Medford Savings Bank               0.77    158.17      0.45      5.12     1.22        146.30         1.08        12.12
MECH     Mechanics Savings Bank             2.43     71.06      1.71     17.55     1.72         67.13         1.08        10.71
MERI     Meritrust Federal SB               0.40    142.98      0.25      3.15     0.58         80.65         1.20        15.23
METF     Metropolitan Financial Corp.       0.37    186.65      0.50     13.24     0.68        106.74         0.61        15.88
MFBC     MFB Corp.                          0.00        NM      0.00      0.00     0.20        529.85         0.91         6.11
MFCX     Marshalltown Financial Corp.       0.00        NM      0.00      0.00     0.19            NM         0.77         4.92
MFFC     Milton Federal Financial Corp.     0.27    172.55      0.17      1.16     0.46         91.83         0.64         4.28
MFLR     Mayflower Co-operative Bank        1.62     96.40      1.02     10.83     1.56         90.08         1.10        11.50
MFSL     Maryland Federal Bancorp             NA        NA        NA        NA       NA            NA         0.82         9.77
MGNL     Magna Bancorp Inc.                 2.32     48.15      2.34     24.52     1.12         22.63         1.63        16.84
MIFC     Mid-Iowa Financial Corp.           0.24    186.45      0.13      1.38     0.44        186.45         1.08        11.71
MIVI     Mississippi View Holding Co.       0.25    772.32      0.21      1.15     1.93        488.70         1.02         5.89
MLBC     ML Bancorp Inc.                      NA        NA        NA        NA     1.73            NA         0.73         9.71
MONT     Montgomery Financial Corp.         0.00        NM      1.36     13.83     0.20            NA         0.62         6.43
MRKF     Market Financial Corporation       0.00        NM      0.00      0.00     0.20         10.40         0.68         2.56
MSBF     MSB Financial Inc.                 0.17    333.63      0.15      0.90     0.57         48.65         1.40         7.76
MSBK     Mutual Savings Bank FSB            0.22    328.42      0.17      2.83     0.71        168.15         0.02         0.29
MWBI     Midwest Bancshares Inc.            1.37     61.28      0.82     11.81     0.84         61.28         0.72        10.23
MWBX     MetroWest Bank                     0.77    177.67      0.78     10.65     1.37         88.62         1.31        17.68
MWFD     Midwest Federal Financial          0.19    543.01      0.14      1.61     1.01        543.01         1.41        16.32
NASB     North American Savings Bank        3.13     31.89      3.34     41.85     1.00         26.40         1.64        21.78
NBN      Northeast Bancorp                  1.40     94.76      1.37     17.69     1.32         77.15         0.74         9.51
NBSI     North Bancshares Inc.              0.00        NM      0.00      0.00     0.28            NM         0.77         5.19
NEIB     Northeast Indiana Bancorp          0.56    126.20      0.49      3.26     0.71        126.20         1.15         7.49
NHTB     New Hampshire Thrift Bncshrs       0.62    184.03      0.74      9.95     1.14         91.05         0.94        12.59
NMSB     NewMil Bancorp Inc.                2.00    150.10      1.27     12.78     3.01        123.07         0.87         8.26
NSBC     NewSouth Bancorp, Inc.             0.24    567.71      0.54      7.21     1.37        183.21         0.68         8.11
NSLB     NS&L Bancorp Inc.                  0.00        NM      0.00      0.00     0.13        127.27         0.86         4.19
NSSB     Norwich Financial Corp.            1.12    255.91      1.00      9.10     2.87        200.13         1.19        10.52
NSSY     Norwalk Savings Society            2.76     61.66      2.03     25.22     1.70         56.84         0.69         8.21
NTMG     Nutmeg Federal S&LA                0.70     85.90      1.11     17.96     0.60            NA         0.68        11.07
NWEQ     Northwest Equity Corp.               NA        NA        NA        NA     0.59            NA         0.95         8.00
NWSB     Northwest Savings Bank (MHC)       0.83    107.13      0.84      8.61     0.89         80.17         0.94         9.54
NYB      New York Bancorp Inc.              1.72     58.62      1.14     22.45     1.01         48.39         1.77        34.11
OCFC     Ocean Financial Corp.              1.07     81.76      0.64      3.62     0.88         69.12         1.07         5.79
OCWN     Ocwen Financial Corporation        0.57    210.83      4.10     48.29     1.19         19.90         2.61        32.05
OFCP     Ottawa Financial Corp.             0.19    217.83      0.18      2.07     0.42        112.26         0.80         9.01
OHSL     OHSL Financial Corp.               0.01        NM      0.01      0.06     0.31         68.18         0.94         8.31
PALM     Palfed, Inc.                       1.76     73.13      2.52     31.08     1.29         42.12         0.82        10.28
PAMM     PacificAmerica Money Center        2.08    141.98      4.94     22.00     2.95         26.13        10.66        51.38
PBCI     Pamrapo Bancorp Inc.               3.20     41.42      2.28     17.82     1.33         20.89         1.45         9.87
PBCT     People's Bank (MHC)                1.22    137.78      0.91     10.77     1.68        125.48         1.14        14.03
PBKB     People's Bancshares Inc.           1.49    110.53      0.88     15.61     1.65         91.08         0.97        16.28
PBNB     People's Savings Financial Cp.     0.87     79.54      0.54      5.58     0.69         70.66         0.90         9.22
PCBC     Perry County Financial Corp.       0.31     64.10      0.05      0.27     0.20         64.10         1.18         6.34
PCCI     Pacific Crest Capital              0.65    247.90      1.23     17.00     1.62         82.93         1.01        13.23
PDB      Piedmont Bancorp Inc.              0.82     97.35      0.67      3.95     0.80         71.22         1.25         7.47
PEEK     Peekskill Financial Corp.          2.53     53.62      0.74      2.89     1.36         26.98         1.15         4.43
PERM     Permanent Bancorp Inc.             2.16     46.31      1.11     11.98     1.00         45.38         0.61         6.50
PERT     Perpetual Bank (MHC)                 NA        NA        NA        NA     1.01            NA         1.03         8.13
PETE     Primary Bank                       1.13     90.55      1.05     15.90     1.02         54.10         0.82        12.29
PFDC     Peoples Bancorp                    0.47     82.91      0.40      2.62     0.39         73.36         1.46         9.59
PFED     Park Bancorp Inc.                  0.45    167.22      0.20      0.93     0.76        139.28         1.11         4.86
PFFB     PFF Bancorp Inc.                   2.05     73.13      1.84     17.61     1.50         58.44         0.39         3.71
PFFC     Peoples Financial Corp.            0.02        NM      0.01      0.05     0.41            NM         0.88         3.23
PFNC     Progress Financial Corporation     0.51    238.93      1.36     26.06     1.22         61.30         1.15        22.12
PFSB     PennFed Financial Services Inc     0.90     34.69      0.69      9.18     0.31         31.83         0.85        11.30

                                                                                                            Profitability as of
                                                   Asset Quality as of The Most Recent Quarter            The Most Recent Quarter
                                           -----------------------------------------------------------    -----------------------

                                           NPLs/   Reserves/    NPAs/    NPAs/   Reserves/   Reserves/    Return on    Return on
                                           Loans     NPLs      Assets   Equity     Loans     NPAs + 90    Avg Assets   Avg Equity
Ticker             Short Name               (%)       (%)        (%)      (%)       (%)         (%)           (%)         (%)
- ---------------------------------------    -----------------------------------------------------------    -----------------------
PFSL     Pocahontas FS&LA (MHC)             0.26    458.85      0.22      3.45     1.20        170.57         0.69        10.90
PHBK     Peoples Heritage Finl Group        0.95    185.55      0.83     10.10     1.77        130.42         1.26        15.50
PHFC     Pittsburgh Home Financial Corp     2.38     32.78      1.74     15.14     0.78         30.40         0.74         6.09
PHSB     Peoples Home Savings Bk (MHC)      1.19    124.37      0.59      7.18     1.48        108.23           NA           NA
PKPS     Poughkeepsie Financial Corp.       3.38     42.89      3.35     39.79     1.45         26.20         0.52         6.26
PLSK     Pulaski Savings Bank (MHC)           NA        NA      0.68     10.25       NA            NA         0.56         7.92
PMFI     Perpetual Midwest Financial        0.51    185.19      0.40      4.76     0.94        172.00         0.44         5.15
POBS     Portsmouth Bank Shares             0.46    151.21      0.21      0.84     0.70         69.08         2.29         9.31
PRBC     Prestige Bancorp Inc.              0.48     80.50      0.32      2.77     0.39         78.54         0.65         5.34
PROV     Provident Financial Holdings       1.96     52.42      1.97     13.88     1.03         44.11         0.76         5.31
PSBK     Progressive Bank Inc.              0.98    160.96      0.82      9.78     1.58        127.85         0.96        11.53
PSFC     Peoples-Sidney Financial Corp.     0.76     60.06      0.70      6.89     0.45         42.00         0.90         8.70
PSFI     PS Financial Inc.                  0.91     57.23      0.43      1.00     0.52         57.23         2.25         5.32
PTRS     Potters Financial Corp.            1.40    231.18      0.83      9.37     3.23        231.18         1.53        16.55
PULB     Pulaski Bank, Svgs Bank (MHC)        NA        NA        NA        NA     0.33            NA         0.93         7.21
PULS     Pulse Bancorp                      2.21     82.99      0.59      7.54     1.83         60.59         1.11        14.26
PVFC     PVF Capital Corp.                  0.95     83.44      0.90     12.84     0.79         61.53         1.39        20.03
PVSA     Parkvale Financial Corporation     0.32    650.68      0.24      3.25     2.08        604.11         1.06        14.76
PWBC     PennFirst Bancorp Inc.             1.81     86.87      0.58      8.16     1.57         86.14         0.65         8.92
PWBK     Pennwood Bancorp Inc.              1.47     95.14      0.83      4.29     1.40         57.64         1.02         5.15
QCBC     Quaker City Bancorp Inc.           1.57     79.78      1.49     16.76     1.25         69.17         0.70         7.78
QCFB     QCF Bancorp Inc.                     NA        NA        NA        NA       NA            NA         1.55         8.53
QCSB     Queens County Bancorp Inc.         0.58    138.21      0.61      4.05     0.80         91.25         2.12        14.19
RARB     Raritan Bancorp Inc.               0.66    191.14      0.46      6.04     1.27        179.82         1.06        13.56
RCSB     RCSB Financial Inc.                0.85    138.85      0.61      8.02     1.18         83.90         0.82        10.67
REDF     RedFed Bancorp Inc.                3.04     43.63      3.26     39.88     1.33         34.86         1.06        12.85
RELI     Reliance Bancshares Inc.           0.00        NM      0.00      0.00     0.52            NM         1.54         3.14
RELY     Reliance Bancorp Inc.              1.50     37.60      0.73      9.10     0.56         33.69         0.87        10.58
RIVR     River Valley Bancorp               0.08        NM      0.12      0.98     1.06        700.00         0.98         8.05
ROSE     TR Financial Corp.                 0.57    145.05      0.38      6.21     0.83        108.61         0.93        15.08
RSLN     Roslyn Bancorp Inc.                1.23    293.03      0.31      1.44     3.59        264.38         0.34         1.72
RVSB     Riverview Savings Bank (MHC)       0.06    944.32      0.10      0.89     0.54        372.65         1.33        11.97
SBCN     Suburban Bancorporation Inc.       0.24    725.46      0.19      1.67     1.73        725.46         0.84         7.18
SBFL     SB of the Finger Lakes (MHC)       1.50     81.42      0.78      8.22     1.22         68.91         0.35         3.56
SBOS     Boston Bancorp (The)               1.41     42.86      0.65      5.23     0.61         18.09         3.18        28.19
SCBS     Southern Community Bancshares      3.88     52.10      2.20     10.03     2.02         50.34         1.15         5.20
SCCB     S. Carolina Community Bancshrs     1.60     50.96      1.78      6.85     0.81         35.52         1.05         4.04
SECP     Security Capital Corporation       0.13        NM      0.11      0.71     1.46        989.84         1.49         9.47
SFED     SFS Bancorp Inc.                   0.88     64.32      0.68      5.20     0.57         58.23         0.54         4.19
SFFC     StateFed Financial Corporation     0.88     42.59      0.70      3.96     0.37         15.67         1.27         7.18
SFIN     Statewide Financial Corp.          0.72    111.69      0.41      4.40     0.81         80.61         0.82         8.57
SFNB     Security First Network Bank          NA        NA        NA        NA     1.35            NA       (21.61)      (62.99)
SFSB     SuburbFed Financial Corp.          0.40     81.27      0.25      3.75     0.33         75.49         0.64         9.74
SFSL     Security First Corp.               0.29    302.37      0.26      2.77     0.87        301.46         1.37        14.70
SGVB     SGV Bancorp Inc.                   0.59     71.50      0.61      8.39     0.42         49.82         0.30         3.77
SHEN     First Shenango Bancorp Inc.        0.50    228.04      0.50      4.71     1.14        144.74         1.13        10.53
SISB     SIS Bancorp Inc.                   0.75    343.46      0.36      5.02     2.57        254.44         0.81        11.03
SKAN     Skaneateles Bancorp Inc.           1.42     66.38      1.52     22.13     0.94         49.27         0.67         9.78
SKBO     First Carnegie Deposit (MHC)       0.08    855.88      0.17      1.38     0.66         33.56           NA           NA
SMBC     Southern Missouri Bancorp Inc.     1.60     40.26      1.10      7.01     0.64         37.60         1.02         6.41
SMFC     Sho-Me Financial Corp.             0.09    812.23      0.08      0.79     0.70        664.29         1.30        13.21
SOBI     Sobieski Bancorp Inc.              0.34    102.04      0.25      1.61     0.35        102.04         0.67         4.04
SOPN     First Savings Bancorp Inc.         0.12    274.55      0.12      0.47     0.32        192.97         1.73         6.96
SOSA     Somerset Savings Bank              6.34     26.59      6.50    110.01     1.69         19.62         0.76        13.01
SPBC     St. Paul Bancorp Inc.              0.44    269.26      0.36      4.10     1.18        163.91         1.07        12.03
SRN      Southern Banc Company Inc.           NA        NA      0.00      0.00       NA            NA         0.49         2.93
SSB      Scotland Bancorp Inc               0.00        NM      0.00      0.00     0.50            NM         1.73         4.70
SSFC     South Street Financial Corp.       0.59     65.44      0.28      1.11     0.39         63.69         1.25         4.80
SSM      Stone Street Bancorp Inc.          0.00        NM      0.00      0.00     0.62        274.87         1.99         5.58
STFR     St. Francis Capital Corp.          0.56    156.77      0.26      3.15     0.88        143.07         0.81         9.33
STND     Standard Financial Inc.            0.35    141.71      0.22      2.01     0.49        137.54         0.67         6.06
STSA     Sterling Financial Corp.           0.27    298.69      0.43      7.70     0.81        119.58         0.59        10.33
SVRN     Sovereign Bancorp Inc.             0.70    109.26      0.54     10.82     0.77         81.74         0.37         7.20
SWBI     Southwest Bancshares               0.25    112.82      0.18      1.67     0.28        112.82         1.05         9.91

                                                                                                            Profitability as of
                                                   Asset Quality as of The Most Recent Quarter            The Most Recent Quarter
                                           -----------------------------------------------------------    -----------------------

                                           NPLs/   Reserves/    NPAs/    NPAs/   Reserves/   Reserves/    Return on    Return on
                                           Loans     NPLs      Assets   Equity     Loans     NPAs + 90    Avg Assets   Avg Equity
Ticker             Short Name               (%)       (%)        (%)      (%)       (%)         (%)           (%)         (%)
- ---------------------------------------    -----------------------------------------------------------    -----------------------
SWCB     Sandwich Co-operative Bank         1.30     87.03      1.08     13.10     1.13         62.63         0.90        11.05
SZB      SouthFirst Bancshares Inc.         0.46     86.73      0.50      3.59     0.40         44.97         0.51         3.65
TBK      Tolland Bank                       3.09     63.14      2.30     34.22     1.95         52.07         0.79        11.40
THR      Three Rivers Financial Corp.       1.07     75.00      1.21      8.80     0.80         44.02         0.80         5.68
THRD     TF Financial Corporation           0.62     95.55      0.33      3.08     0.60         88.83         0.72         6.53
TPNZ     Tappan Zee Financial Inc.            NA        NA        NA        NA     1.18            NA         0.90         5.07
TRIC     Tri-County Bancorp Inc.            0.02        NM      0.05      0.33     1.16        965.12         1.07         6.93
TSBS     Peoples Bancorp Inc. (MHC)         1.07     70.16      0.66      3.99     0.75         59.50         1.24         7.49
TSH      Teche Holding Co.                  0.31    318.68      0.27      2.06     0.97        303.33         1.17         8.80
TWIN     Twin City Bancorp                  0.00        NM      0.08      0.62     0.33        127.41         0.96         7.48
UBMT     United Financial Corp.               NA        NA        NA        NA     0.21         16.41         1.39         5.81
UFRM     United Federal Savings Bank        1.13    125.22      0.85     11.17     1.42        124.07         0.79        10.49
USAB     USABancshares, Inc.                1.34     84.84      0.62      4.92     1.14         84.84         0.55         4.31
VABF     Virginia Beach Fed. Financial      0.15    660.83      0.47      6.96     0.96         63.74         0.60         8.80
VFFC     Virginia First Financial Corp.     1.76     67.88      2.29     28.37     1.19         47.29         1.11        13.59
WAMU     Washington Mutual Inc.             1.03    109.64      0.93     17.69     1.13         85.52         1.01        18.88
WAYN     Wayne Savings & Loan Co. (MHC)     0.44     98.39      0.69      7.52     0.43         51.61         0.69         7.42
WBST     Webster Financial Corporation      1.09    131.95      0.94     18.43     1.44         97.81        (0.38)       (6.97)
WCBI     Westco Bancorp                     1.10     35.28      0.84      5.42     0.39         33.74         1.39         8.92
WCFB     Webster City Federal SB (MHC)      0.26    264.23      0.27      1.16     0.67        141.96         1.50         6.38
WEFC     Wells Financial Corp.              0.22    166.58      0.21      1.45     0.36        106.53         1.11         7.87
WEHO     Westwood Homestead Fin. Corp.      0.00        NM      0.00      0.00     0.19            NM         1.17         3.58
WES      Westcorp                           1.33    166.14      1.02     10.91     2.20        115.45         0.94         9.91
WFCO     Winton Financial Corp.               NA        NA        NA        NA     0.33            NA         1.06        14.66
WFSG     Wilshire Financial Services          NA        NA        NA        NA     8.20            NA         1.34        19.87
WFSL     Washington Federal Inc.            0.62     96.71      0.73      6.05     0.60         59.65         1.89        15.84
WHGB     WHG Bancshares Corp.               0.48     57.59      0.39      1.77     0.28         57.59         0.84         3.69
WOFC     Western Ohio Financial Corp.       0.64     91.77      0.49      3.68     0.59         45.88         0.33         4.32
WRNB     Warren Bancorp Inc.                1.45    124.92      1.32     13.05     1.81         81.06         2.75        27.54
WSB      Washington Savings Bank, FSB         NA        NA        NA        NA     0.92            NA         0.73         8.78
WSFS     WSFS Financial Corporation         2.61    108.08      2.09     40.81     2.83         76.62         1.15        21.26
WSTR     WesterFed Financial Corp.          0.13    602.90      0.09      0.80     0.76        226.57         0.70         5.46
WVFC     WVS Financial Corporation          0.57    229.86      0.31      2.45     1.31        229.86         1.33        10.31
WWFC     Westwood Financial Corporation     0.00        NM      0.00      0.00     0.54        146.31         0.75         8.12
WYNE     Wayne Bancorp Inc.                 1.34     92.02      0.85      5.83     1.24         91.84         0.82         5.47
YFCB     Yonkers Financial Corporation      1.87     62.57      0.73      4.79     1.17         51.78         1.09         6.78
YFED     York Financial Corp.               0.12    529.96      1.43     16.92     0.65         22.69         1.04        12.73
                                           --------------------------------------------------------------------------------------
         Average                            0.95    153.48      0.81      9.38     0.97        120.90         0.93         9.10

                                                                                                            Profitability as of
                                                   Asset Quality as of The Most Recent Quarter            The Most Recent Quarter
                                           -----------------------------------------------------------    -----------------------

                                           NPLs/   Reserves/    NPAs/    NPAs/   Reserves/   Reserves/    Return on    Return on
                                           Loans     NPLs      Assets   Equity     Loans     NPAs + 90    Avg Assets   Avg Equity
Ticker             Short Name               (%)       (%)        (%)      (%)       (%)         (%)           (%)         (%)
- ---------------------------------------    -----------------------------------------------------------    -----------------------
             Comparable Thrift Data

CAPS     Capital Savings Bancorp Inc.       0.16    234.98      0.16      1.82     0.38        116.53         0.93        10.91
FBCV     1ST Bancorp                        0.90     61.23      0.71      8.97     0.55         51.00         0.81        10.01
HBFW     Home Bancorp                       0.00        NM      0.00      0.00     0.53        468.58         0.98         7.03
HMCI     HomeCorp Inc.                      0.46    132.98      3.25     51.58     0.62         13.13         0.46         7.34
KNK      Kankakee Bancorp Inc.              0.72    140.69      0.57      5.30     1.01         64.54         0.89         8.42
MBLF     MBLA Financial Corp.               0.44    111.87      0.25      1.82     0.49        111.87         0.70         5.23
MFBC     MFB Corp.                          0.00        NM      0.00      0.00     0.20        529.85         0.91         6.11
PFDC     Peoples Bancorp                    0.47     82.91      0.40      2.62     0.39         73.36         1.46         9.59
WEFC     Wells Financial Corp.              0.22    166.58      0.21      1.45     0.36        106.53         1.11         7.87
WCBI     Westco Bancorp                     1.10     35.28      0.84      5.42     0.39         33.74         1.39         8.92
                                           --------------------------------------------------------------------------------------
         Average                            0.45     96.65      0.64      7.90     0.49        156.91         0.96         8.14
         Maximum                            1.10    234.98      3.25     51.58     1.01        529.85         1.46        10.91
         Minimum                            0.00      0.00      0.00      0.00     0.20         13.13         0.46         5.23


                                                               Income Statement as of The Most Recent Quarter
                                         -------------------------------------------------------------------------------------------
                                           Net     Interest    Interest  Net Interest  Noninterest  Noninterest
                                         Interest  Income/     Expense/     Income/      Income/      Expense/  Efficiency  Overhead
                                          Margin  Avg Assets  Avg Assets  Avg Assets   Avg Assets   Avg Assets    Ratio       Ratio
Ticker             Short Name              (%)        (%)         (%)         (%)          (%)          (%)        (%)         (%)
- ---------------------------------------  -------------------------------------------------------------------------------------------
%CAL     California Federal Bank, a FSB    2.79      6.80        4.25        2.54          1.01         2.09       53.94      35.70
%CCMD    Chevy Chase Bank, FSB             4.56      7.76        3.90        3.86          4.49         6.80       76.90      50.06
AABC     Access Anytime Bancorp, Inc.      2.83      6.67        3.93        2.74          0.67         3.12       91.34      89.21
AADV     Advantage Bancorp Inc.            3.10      7.45        4.48        2.98          0.60         2.09       56.13      47.31
ABBK     Abington Bancorp Inc.             3.50      7.23        3.91        3.32          0.76         2.69       62.89      54.38
ABCL     Alliance Bancorp Inc.             2.87      6.90        4.15        2.75          1.11         2.66       69.22      56.81
ABCW     Anchor BanCorp Wisconsin          3.16      7.63        4.60        3.03          0.59         2.01       59.27      51.39
AFBC     Advance Financial Bancorp         3.82      7.55        3.83        3.73          0.27         2.53       63.36      60.70
AFCB     Affiliated Community Bancorp      3.40      7.47        4.16        3.32          0.16         1.61       46.18      43.53
AFED     AFSALA Bancorp Inc.               3.60      6.98        3.52        3.46          0.28         2.38       63.42      60.46
AFFFZ    America First Financial Fund      2.89      7.07        4.30        2.77          0.31         1.88       59.15      54.57
AHCI     Ambanc Holding Co. Inc.           3.48      7.25        3.89        3.36          0.20         2.35       63.57      61.44
AHM      Ahmanson & Company (H.F.)         2.68      7.08        4.52        2.56          0.53         1.74       48.49      37.77
ALBC     Albion Banc Corp.                 3.51      7.49        4.13        3.37          0.49         2.76       76.86      73.50
ALBK     ALBANK Financial Corporation      3.99      7.38        3.60        3.78          0.36         2.25       51.39      46.72
AMFB     American Federal Bank FSB         4.48      7.75        3.49        4.26          1.22         2.92       52.35      38.76
AMFC     AMB Financial Corp.               3.89      7.53        3.73        3.81          0.43         2.80       66.18      62.34
ANA      Acadiana Bancshares Inc.          3.69      7.57        3.97        3.61          0.39         2.15       54.63      49.75
ANBK     American National Bancorp         3.30      7.64        4.45        3.19          0.16         2.13       57.64      55.47
ANDB     Andover Bancorp Inc.              3.23      7.25        4.13        3.11          0.46         1.83       47.85      40.14
ASBI     Ameriana Bancorp                  3.14      7.31        4.30        3.01          0.53         2.25       63.36      56.89
ASBP     ASB Financial Corp.               3.29      7.52        4.30        3.22          0.25         2.19       63.13      60.27
ASFC     Astoria Financial Corporation     2.77      6.97        4.30        2.67          0.17         1.41       45.21      41.79
ATSB     AmTrust Capital Corp.             2.85      7.03        4.30        2.73          0.47         2.74       85.66      83.20
AVND     Avondale Financial Corp.          4.61      8.88        4.45        4.43          1.04         3.75       68.44      61.02
BANC     BankAtlantic Bancorp Inc.         4.01      7.67        3.98        3.69          0.91         3.10       65.35      56.86
BDJI     First Federal Bancorporation      3.33      7.20        4.03        3.17          0.48         2.87       78.80      75.61
BFD      BostonFed Bancorp Inc.            3.30      7.11        3.94        3.18          0.38         1.99       66.91      62.90
BFFC     Big Foot Financial Corp.          3.21      6.61        3.49        3.11          0.14         2.19       66.76      65.27
BFSB     Bedford Bancshares Inc.           4.11      7.75        3.82        3.93          0.43         2.25       51.86      46.62
BKC      American Bank of Connecticut      3.42      7.20        3.92        3.28          0.72         1.93       42.95      30.41
BKCO     Bankers Corp.                     2.76      7.03        4.31        2.71          0.09         0.84       27.58      25.22
BKCT     Bancorp Connecticut Inc.          3.69      7.41        3.81        3.60          0.29         1.90       49.19      45.09
BKUNA    BankUnited Financial Corp.        2.97      7.29        4.47        2.82          0.30         2.14       64.89      61.18
BNKU     Bank United Corp.                 2.57      7.23        4.80        2.43          0.73         2.00       53.14      39.07
BPLS     Bank Plus Corp.                   2.49      7.05        4.61        2.45          0.33         2.19       68.67      64.41
BSBC     Branford Savings Bank             4.41      7.70        3.38        4.31          0.29         3.16       65.57      63.22
BTHL     Bethel Bancorp                    4.39      8.43        4.25        4.18          0.73         3.83       75.36      71.06
BVCC     Bay View Capital Corp.            2.78      7.53        4.80        2.72          0.34         1.90       61.65      56.81
BWFC     Bank West Financial Corp.         3.06      7.18        4.27        2.91          0.56         2.64       76.11      71.50
BYFC     Broadway Financial Corp.          4.48      7.52        3.17        4.34          0.30         3.71       78.74      77.28
CAFI     Camco Financial Corp.             3.46      7.51        4.20        3.31          0.44         2.35       62.20      57.12
CAPS     Capital Savings Bancorp Inc.      3.18      7.49        4.35        3.13          0.58         2.12       57.55      49.70
CASB     Cascade Financial Corp.           2.72      7.55        4.92        2.63          0.33         2.15       72.22      68.70
CASH     First Midwest Financial Inc.      3.25      7.44        4.30        3.14          0.38         1.98       53.45      47.76
CATB     Catskill Financial Corp.          4.24      7.22        3.06        4.16          0.15         1.95       46.10      44.22
CBCI     Calumet Bancorp Inc.              3.87      7.75        4.16        3.60          0.10         1.52       59.07      57.92
CBCO     CB Bancorp Inc.                   3.98      7.69        3.84        3.84          0.76         2.15       46.59      35.98
CBES     CBES Bancorp Inc.                 4.42      7.95        3.68        4.27          0.53         3.02       62.53      57.92
CBK      Citizens First Financial Corp.    3.20      7.24        4.15        3.08          0.52         2.53       70.26      65.26
CBNH     Community Bankshares Inc.         4.35      7.82        3.73        4.09          0.56         3.35       71.09      67.11
CBSA     Coastal Bancorp Inc.              2.10      6.92        4.87        2.04          0.20         1.42       59.12      55.02
CBSB     Charter Financial Inc.            3.84      7.66        3.99        3.68          0.56         2.30       50.60      43.01
CCFH     CCF Holding Company               4.03      7.39        3.62        3.76          1.12         5.50      112.63     116.40
CEBK     Central Co-operative Bank         3.68      7.23        3.64        3.59          0.23         2.63       65.61      63.40
CENB     Century Bancorp Inc.              4.07      7.61        3.75        3.85          0.08         1.16       29.58      28.09
CENF     CENFED Financial Corp.            2.48      7.29        4.89        2.40          0.36         1.52       52.98      45.94
CFB      Commercial Federal Corporation    2.60      7.36        4.86        2.50          0.87         1.78       47.73      29.57
CFBC     Community First Banking Co.         NA        NA          NA          NA            NA           NA          NA         NA
CFCP     Coastal Financial Corp.           3.97      7.87        4.14        3.73          0.72         2.67       59.50      51.63
CFFC     Community Financial Corp.         4.01      7.78        3.95        3.83          0.34         2.14       51.17      46.82
CFNC     Carolina Fincorp Inc.             3.93      7.27        3.44        3.82          0.42         2.51       59.21      54.75
CFSB     CFSB Bancorp Inc.                 3.07      7.31        4.32        2.99          0.54         1.91       53.80      45.49
CFTP     Community Federal Bancorp         3.81      6.98        3.19        3.79          0.20         1.22       30.71      27.03

                                                               Income Statement as of The Most Recent Quarter
                                         -------------------------------------------------------------------------------------------
                                           Net     Interest    Interest  Net Interest  Noninterest  Noninterest
                                         Interest  Income/     Expense/     Income/      Income/      Expense/  Efficiency  Overhead
                                          Margin  Avg Assets  Avg Assets  Avg Assets   Avg Assets   Avg Assets    Ratio       Ratio
Ticker             Short Name              (%)        (%)         (%)         (%)          (%)          (%)        (%)         (%)
- ---------------------------------------  -------------------------------------------------------------------------------------------
CFX      CFX Corporation                   4.04      7.29        3.58        3.71          0.95         2.96       62.51      52.95
CIBI     Community Investors Bancorp       3.39      7.60        4.25        3.35          0.14         1.86       51.90      49.94
CKFB     CKF Bancorp Inc.                  3.72      7.41        3.75        3.65          0.10         1.92       43.62      42.08
CLAS     Classic Bancshares Inc.           3.99      7.27        3.51        3.76          0.29         2.86       67.86      65.41
CMRN     Cameron Financial Corp            4.07      7.88        3.99        3.90          0.13         1.89       46.96      45.24
CMSB     Commonwealth Bancorp Inc.         3.53      6.93        3.63        3.30          0.58         2.94       67.96      62.37
CMSV     Community Savings (MHC)           3.53      7.19        3.86        3.34          0.53         2.57       66.33      60.95
CNIT     CENIT Bancorp Inc.                3.24      7.16        4.12        3.04          0.49         2.44       67.83      62.63
CNSB     CNS Bancorp Inc.                  3.56      7.13        3.65        3.48          0.18         2.22       60.85      58.82
CNY      Carver Bancorp Inc.               2.70      5.69        3.10        2.59          0.27         2.64       89.47      88.38
COFD     Collective Bancorp Inc.           2.92      7.02        4.17        2.86          0.33         1.33       38.03      30.93
COFI     Charter One Financial             2.88      7.33        4.54        2.80          0.43         1.34       40.48      31.26
CONE     Conestoga Bancorp, Inc.           2.84      6.42        3.68        2.73          0.16         2.05       70.85      69.16
COOP     Cooperative Bankshares Inc.       2.97      7.23        4.30        2.92          0.16         1.97       63.79      61.85
CRZY     Crazy Woman Creek Bancorp         3.79      7.30        3.54        3.76          0.15         1.92       49.21      47.22
CSA      Coast Savings Financial           2.67      7.08        4.54        2.54          0.57         1.78       55.52      45.59
CSBF     CSB Financial Group Inc.          2.80      6.04        3.33        2.71          0.23         2.65       86.04      84.83
CTZN     CitFed Bancorp Inc.               2.51      6.86        4.49        2.37          1.01         2.08       56.52      38.07
CVAL     Chester Valley Bancorp Inc.       3.71      7.48        3.85        3.64          0.36         2.55       63.92      60.35
CZF      CitiSave Financial Corp           4.08      7.12        3.25        3.87          1.46         3.90       73.29      63.19
DCBI     Delphos Citizens Bancorp Inc.     4.06      7.35        3.40        3.95          0.20         1.51       36.45      33.27
DIBK     Dime Financial Corp.              3.52      7.31        3.87        3.44          0.27         1.74       45.13      40.91
DIME     Dime Community Bancorp Inc.       4.13      7.22        3.30        3.92          0.24         2.18       46.65      43.32
DME      Dime Bancorp Inc.                 2.54      6.77        4.33        2.44          0.42         1.57       52.39      44.14
DNFC     D & N Financial Corp.             3.15      7.66        4.59        3.07          0.43         2.05       58.66      52.92
DSL      Downey Financial Corp.            3.04      7.39        4.51        2.89          0.28         1.38       57.69      53.60
EBSI     Eagle Bancshares                  4.08      8.39        4.64        3.76          1.56         4.04       78.22      69.18
EFBC     Empire Federal Bancorp Inc.       4.48      7.69        3.30        4.40          0.93         2.74       51.47      41.21
EFBI     Enterprise Federal Bancorp        3.05      7.58        4.62        2.96          0.05         1.65       54.35      53.60
EGFC     Eagle Financial Corp.             3.10      7.04        4.06        2.98          0.38         1.89       49.11      42.67
EGLB     Eagle BancGroup Inc.              2.47      6.98        4.60        2.37          0.18         1.98       78.36      76.76
EIRE     Emerald Isle Bancorp Inc.         3.39      7.62        4.30        3.31          0.19         2.00       56.96      54.48
EMLD     Emerald Financial Corp.           2.95      7.60        4.70        2.90          0.26         1.60       49.92      45.36
EQSB     Equitable Federal Savings Bank    2.62      7.25        4.73        2.51          0.53         1.54       58.41      49.62
ESBK     Elmira Savings Bank (The)         3.73      7.61        4.02        3.59          0.77         3.67       81.05      76.99
ESX      Essex Bancorp Inc.                2.90      7.61        4.88        2.74          1.36         4.11       93.71      90.59
ETFS     East Texas Financial Services     3.11      6.94        3.89        3.05          0.15         2.22       68.81      67.29
FAB      FirstFed America Bancorp Inc.     2.89      6.93        4.13        2.79          0.46         2.23       68.68      63.53
FBBC     First Bell Bancorp Inc.           2.56      6.87        4.35        2.52          0.07         0.67       25.68      23.50
FBCI     Fidelity Bancorp Inc.             3.14      7.36        4.30        3.06          0.24         1.97       59.38      56.15
FBCV     1ST Bancorp                       2.63      7.52        4.99        2.53          0.40         2.54       84.12      81.64
FBER     1st Bergen Bancorp                3.68      7.10        3.56        3.55          0.11         2.10       57.86      56.59
FBHC     Fort Bend Holding Corp.           3.07      7.04        4.15        2.89          1.54         3.51       85.07      77.13
FBNW     FirstBank Corp.                   3.38      7.79        4.58        3.21          0.67         5.26      135.50     142.94
FBSI     First Bancshares Inc.             3.58      7.57        4.16        3.42          0.27         1.79       49.83      45.81
FCB      Falmouth Co-Operative Bank        3.84      6.83        3.06        3.77          0.13         2.78       71.20      70.24
FCBF     FCB Financial Corp.               3.48      7.48        4.06        3.42          0.26         1.74       47.38      43.32
FCIT     First Citizens Financial Corp.    3.18      7.45        4.42        3.03          0.32         2.07       63.52      59.64
FCME     First Coastal Corporation         3.99      7.55        3.86        3.69          0.36         3.30       79.46      77.47
FDEF     First Defiance Financial          4.32      7.80        3.65        4.15          0.27         2.45       54.19      51.20
FED      FirstFed Financial Corp.          2.43      7.12        4.80        2.32          0.22         1.09       44.50      39.27
FESX     First Essex Bancorp Inc.          3.39      7.48        4.23        3.25          0.28         2.19       57.92      54.30
FFBA     First Colorado Bancorp Inc.       3.38      7.10        3.84        3.25          0.33         1.50       41.50      35.54
FFBH     First Federal Bancshares of AR    3.28      7.58        4.35        3.23          0.25         1.65       47.35      43.31
FFBI     First Financial Bancorp Inc.      2.92      7.12        4.30        2.82          0.45         2.50       76.55      72.78
FFBS     FFBS BanCorp Inc.                 3.66      7.35        3.74        3.61          0.53         1.78       42.91      34.46
FFBZ     First Federal Bancorp Inc.        3.75      7.52        4.06        3.46          0.46         2.53       66.45      62.02
FFCH     First Financial Holdings Inc.     3.12      7.50        4.47        3.03          0.74         2.26       59.85      50.00
FFDB     FirstFed Bancorp Inc.             3.53      7.55        4.14        3.41          0.49         2.27       55.79      49.44
FFDF     FFD Financial Corp.               3.34      6.88        3.58        3.30          0.07         1.83       54.43      53.47
FFED     Fidelity Federal Bancorp          2.59      7.81        5.38        2.43          1.85         3.11       72.52      51.53
FFES     First Federal of East Hartford    2.47      6.79        4.38        2.41          0.15         1.50       58.18      55.57
FFFC     FFVA Financial Corp.              3.89      7.85        4.07        3.78          0.22         1.84       45.37      42.12
FFFD     North Central Bancshares Inc.     4.15      7.64        3.63        4.01          0.95         2.17       43.79      30.52

                                                               Income Statement as of The Most Recent Quarter
                                         -------------------------------------------------------------------------------------------
                                           Net     Interest    Interest  Net Interest  Noninterest  Noninterest
                                         Interest  Income/     Expense/     Income/      Income/      Expense/  Efficiency  Overhead
                                          Margin  Avg Assets  Avg Assets  Avg Assets   Avg Assets   Avg Assets    Ratio       Ratio
Ticker             Short Name              (%)        (%)         (%)         (%)          (%)          (%)        (%)         (%)
- ---------------------------------------  -------------------------------------------------------------------------------------------
FFFG     F.F.O. Financial Group Inc.       3.55      7.36        4.02        3.34          0.76         2.91       69.95      63.10
FFFL     Fidelity Bankshares Inc. (MHC)    3.47      7.28        4.01        3.27          0.40         2.70       72.20      68.80
FFHC     First Financial Corp.             3.47      7.54        4.22        3.32          0.75         1.93       45.95      33.73
FFHH     FSF Financial Corp.               3.07      7.38        4.40        2.98          0.36         2.00       59.96      55.10
FFHS     First Franklin Corporation        2.64      7.05        4.49        2.57          0.16         1.80       64.62      62.43
FFIC     Flushing Financial Corp.          4.02      7.63        3.65        3.97          0.20         2.37       56.37      54.21
FFKY     First Federal Financial Corp.     4.19      7.84        3.89        3.95          0.61         2.03       42.95      34.12
FFLC     FFLC Bancorp Inc.                 3.60      7.35        3.90        3.45          0.22         1.85       50.31      47.08
FFOH     Fidelity Financial of Ohio        3.22      7.33        4.24        3.10          0.19         1.88       53.14      50.32
FFPB     First Palm Beach Bancorp Inc.     3.11      7.43        4.47        2.95          0.38         2.35       69.44      65.51
FFSL     First Independence Corp.          2.79      7.29        4.56        2.73          0.20         1.99       67.67      65.32
FFSX     First Fed SB of Siouxland(MHC)    3.08      7.40        4.44        2.96          0.46         2.22       64.98      59.50
FFWC     FFW Corp.                         3.31      7.77        4.55        3.22          0.38         1.84       51.19      45.45
FFWD     Wood Bancorp Inc.                 4.25      7.97        3.86        4.11          0.23         2.15       49.46      46.63
FFYF     FFY Financial Corp.               3.76      7.73        4.08        3.66          0.16         1.79       46.94      44.65
FGHC     First Georgia Holding Inc.        4.07      8.38        4.57        3.81          0.75         3.16       68.23      61.96
FIBC     Financial Bancorp Inc.            3.96      7.32        3.55        3.77          0.22         2.08       53.24      50.50
FISB     First Indiana Corporation         4.39      8.37        4.17        4.20          0.75         2.53       52.04      43.43
FKFS     First Keystone Financial          3.34      7.15        3.96        3.19          0.33         2.18       62.23      58.38
FKKY     Frankfort First Bancorp Inc.      3.68      7.15        3.53        3.62          0.05         2.22       60.56      60.05
FLAG     FLAG Financial Corp.              3.94      7.55        3.95        3.60          1.26         3.19       65.27      53.09
FLFC     First Liberty Financial Corp.     3.95      7.82        4.19        3.63          0.82         2.72       58.93      49.59
FLGS     Flagstar Bancorp Inc.             3.38      7.45        4.37        3.08          3.61         4.46       66.71      27.72
FLKY     First Lancaster Bancshares        4.99      8.08        3.16        4.93          0.00         2.64       53.57      53.57
FMBD     First Mutual Bancorp Inc.         2.85      6.73        4.09        2.65          0.30         2.79       86.52      84.98
FMCO     FMS Financial Corporation         3.70      7.22        3.69        3.53          0.46         2.40       57.85      52.36
FMSB     First Mutual Savings Bank         9.04      8.20        4.64        3.55          0.35         2.22       56.99      52.78
FNGB     First Northern Capital Corp.      3.26      7.17        4.03        3.14          0.44         2.13       59.38      53.67
FOBC     Fed One Bancorp                   3.54      7.22        3.78        3.44          0.17         2.02       53.45      51.08
FPRY     First Financial Bancorp           3.15      7.62        4.63        2.98          0.52         2.92       82.09      78.98
FRC      First Republic Bancorp            2.42      7.64        5.24        2.40          0.13         1.37       49.46      46.72
FSBI     Fidelity Bancorp Inc.             3.27      7.27        4.09        3.18          0.25         2.00       58.36      55.03
FSFC     First Southeast Financial Corp    3.32      7.50        4.30        3.20          0.33         1.75       50.19      45.00
FSLA     First Savings Bank (MHC)          3.28      7.01        3.87        3.14          0.23         1.65       45.73      41.69
FSNJ     First Savings Bk of NJ (MHC)      2.03      6.35        4.39        1.96          0.19         1.71       78.73      76.64
FSPG     First Home Bancorp Inc.           3.13      7.50        4.46        3.04          0.19         1.64       51.03      47.99
FSPT     FirstSpartan Financial Corp.        NA        NA          NA          NA            NA           NA          NA         NA
FSSB     First FS&LA of San Bernardino     3.67      7.74        4.33        3.41          0.89         4.27      100.81     101.02
FSTC     First Citizens Corp.              3.92      6.98        3.27        3.71          0.76         4.15       90.31      88.32
FTF      Texarkana First Financial Corp    3.93      7.90        4.06        3.84          0.38         1.51       35.71      29.39
FTFC     First Federal Capital Corp.       3.01      7.38        4.53        2.85          1.17         2.56       62.98      47.84
FTNB     Fulton Bancorp Inc.               3.69      7.50        3.87        3.63          0.49         2.43       59.22      53.66
FTSB     Fort Thomas Financial Corp.       4.12      8.38        4.36        4.02          0.19         2.31       54.86      52.73
FWWB     First SB of Washington Bancorp    3.56      7.53        4.05        3.48          0.29         1.94       47.45      43.02
GAF      GA Financial Inc.                 3.94      7.20        3.36        3.83          0.23         2.24       54.57      51.85
GBCI     Glacier Bancorp Inc.              4.43      7.77        3.58        4.20          1.39         3.14       55.71      41.05
GDVS     Greater Delaware Valley (MHC)     3.48      6.96        3.59        3.36          0.28         2.20       61.31      58.10
GDW      Golden West Financial             2.37      7.09        4.79        2.30          0.19         0.83       33.45      27.97
GFCO     Glenway Financial Corp.           3.24      7.44        4.33        3.11          0.25         2.10       60.36      57.21
GFED     Guaranty Federal SB (MHC)         3.39      7.61        4.35        3.26          0.24         2.02       59.55      56.63
GFSB     GFS Bancorp Inc.                  3.44      8.02        4.60        3.42          0.15         1.65       46.11      43.75
GLBK     Glendale Co-Operative Bank        3.91      7.18        3.35        3.83          0.27         2.96       72.03      70.06
GLN      Glendale Federal Bank FSB         2.65      7.03        4.50        2.53          0.60         1.75       53.02      41.83
GOSB     GSB Financial Corporation         3.83      6.73        3.19        3.55          0.23         3.06       81.08      79.86
GPT      GreenPoint Financial Corp.        3.93      7.23        3.58        3.65          0.33         2.07       43.50      38.47
GRTR     Greater New York Savings Bank     3.16      6.92        3.95        2.97          0.32         2.11       57.06      52.48
GSBC     Great Southern Bancorp Inc.       4.04      8.30        4.33        3.97          1.28         2.41       45.64      28.13
GSFC     Green Street Financial Corp.      4.35      7.31        2.99        4.32          0.06         1.88       43.05      42.21
GSLA     GS Financial Corp.                4.29      6.96        2.89        4.08          0.01         2.14       52.34      52.24
GTFN     Great Financial Corporation       3.05      7.39        4.52        2.87          0.92         2.47       63.98      52.46
GTPS     Great American Bancorp            4.34      7.21        3.14        4.07          0.45         3.43       76.24      73.60
GUPB     GFSB Bancorp Inc.                 3.13      7.07        3.97        3.10          0.05         1.76       56.02      55.28
GWBC     Gateway Bancorp Inc.              3.21      6.75        3.57        3.18          0.11         1.53       46.59      44.76
HALL     Hallmark Capital Corp.            2.50      7.50        5.05        2.44          0.23         1.53       57.02      52.91

                                                               Income Statement as of The Most Recent Quarter
                                         -------------------------------------------------------------------------------------------
                                           Net     Interest    Interest  Net Interest  Noninterest  Noninterest
                                         Interest  Income/     Expense/     Income/      Income/      Expense/  Efficiency  Overhead
                                          Margin  Avg Assets  Avg Assets  Avg Assets   Avg Assets   Avg Assets    Ratio       Ratio
Ticker             Short Name              (%)        (%)         (%)         (%)          (%)          (%)        (%)         (%)
- ---------------------------------------  -------------------------------------------------------------------------------------------
HARB     Harbor Florida Bancorp Inc.       3.70      7.66        4.07        3.59          0.35         1.90       47.25      42.06
HARL     Harleysville Savings Bank         2.87      7.39        4.59        2.80          0.12         1.29       44.25      41.87
HARS     Harris Savings Bank (MHC)         2.71      7.07        4.48        2.59          0.31         1.72       55.49      50.17
HAVN     Haven Bancorp Inc.                3.21      7.14        4.06        3.08          0.58         2.25       60.44      52.96
HBBI     Home Building Bancorp             3.51      7.49        4.12        3.37          0.28         2.36       64.51      61.56
HBEI     Home Bancorp of Elgin Inc.        4.20      6.89        2.88        4.01          0.49         2.84       63.79      59.36
HBFW     Home Bancorp                      2.94      7.33        4.43        2.90          0.07         1.32       44.45      43.15
HBNK     Highland Federal Bank FSB         4.41      8.74        4.62        4.12          0.38         2.41       51.65      47.18
HBS      Haywood Bancshares Inc.           3.34      7.04        3.86        3.18          0.35         2.06       65.28      61.43
HCBB     HCB Bancshares Inc.               2.76      7.17        4.51        2.65          0.27         2.26       72.89      70.18
HCFC     Home City Financial Corp.         3.93      8.14        4.30        3.84          0.13         2.18       54.80      53.28
HEMT     HF Bancorp Inc.                   2.40      6.84        4.54        2.30          0.23         2.21       77.42      75.18
HFFB     Harrodsburg First Fin Bancorp     3.65      7.06        3.48        3.58          0.07         1.65       45.27      44.13
HFFC     HF Financial Corp.                3.55      7.79        4.41        3.38          1.11         3.17       69.18      59.06
HFGI     Harrington Financial Group        1.60      6.66        5.10        1.56          0.05         0.92       57.33      56.05
HFNC     HFNC Financial Corp.              3.69      7.45        3.91        3.55          0.13         1.72       46.62      44.63
HFSA     Hardin Bancorp Inc.               2.79      7.32        4.58        2.74          0.24         1.76       59.79      56.27
HHFC     Harvest Home Financial Corp.      2.88      7.06        4.24        2.83          0.06         1.69       58.47      57.56
HIFS     Hingham Instit. for Savings       3.96      7.62        3.78        3.83          0.35         2.16       50.64      46.09
HMCI     HomeCorp Inc.                     3.12      7.19        4.33        2.86          0.64         2.75       83.66      79.99
HMLK     Hemlock Federal Financial Corp    2.89      6.60        3.74        2.86          0.28         1.95       62.16      58.45
HMNF     HMN Financial Inc.                2.84      7.15        4.35        2.80          0.20         1.53       50.85      47.38
HOMF     Home Federal Bancorp              3.75      7.90        4.34        3.56          0.87         2.20       49.17      36.76
HPBC     Home Port Bancorp Inc.            4.74      8.13        3.53        4.60          0.44         2.23       44.30      38.95
HRBF     Harbor Federal Bancorp Inc.       2.94      7.28        4.39        2.89          0.07         1.78       60.25      59.25
HRZB     Horizon Financial Corp.           3.57      7.63        4.11        3.51          0.25         1.33       35.37      30.78
HTHR     Hawthorne Financial Corp.         3.43      8.19        4.89        3.30          0.35         2.54       69.84      66.62
HVFD     Haverfield Corporation            3.66      7.92        4.34        3.58          0.66         2.70       62.79      55.95
HWEN     Home Financial Bancorp            4.72      8.81        4.23        4.58          0.16         3.42       74.62      73.72
HZFS     Horizon Financial Svcs Corp.      3.42      7.69        4.36        3.33          0.46         2.51       62.47      57.26
IBSF     IBS Financial Corp.               3.10      6.88        3.87        3.01          0.09         1.97       63.73      62.68
IFSB     Independence Federal Savings      2.63      7.20        4.68        2.52          1.15         3.05       79.68      70.39
IFSL     Indiana Federal Corporation       3.54      7.48        4.23        3.26          0.88         2.44       56.70      45.01
INBI     Industrial Bancorp                4.19      7.97        3.86        4.11          0.13         1.90       44.65      42.84
INCB     Indiana Community Bank SB         4.45      7.76        3.44        4.32          0.90         3.97       76.08      71.08
IPSW     Ipswich Savings Bank              3.81      7.17        3.55        3.62          0.64         2.55       59.60      52.50
ISBF     ISB Financial Corporation         3.70      7.22        3.77        3.46          0.55         2.64       61.81      55.68
ITLA     ITLA Capital Corp.                4.79      9.68        4.93        4.75          0.17         2.22       44.62      42.63
IWBK     InterWest Bancorp Inc.            3.42      7.52        4.31        3.21          0.64         2.10       54.75      45.75
JOAC     Joachim Bancorp Inc.              4.25      7.11        2.95        4.16          0.15         2.96       68.77      67.66
JSBA     Jefferson Savings Bancorp         3.02      7.43        4.51        2.92          0.19         1.64       49.48      46.19
JSBF     JSB Financial Inc.                4.73      7.01        2.56        4.45          0.20         1.72       38.70      35.96
JXSB     Jacksonville Savings Bk (MHC)     3.71      7.48        4.13        3.35          0.43         2.72       71.81      68.19
JXVL     Jacksonville Bancorp Inc.         3.70      7.58        3.97        3.60          0.49         2.16       54.97      48.83
KFBI     Klamath First Bancorp             3.37      7.38        4.04        3.34          0.06         1.45       42.76      41.74
KNK      Kankakee Bancorp Inc.             3.25      7.24        4.11        3.13          0.42         2.32       63.36      58.42
KSAV     KS Bancorp Inc.                   4.02      8.08        4.27        3.81          0.16         1.94       48.60      46.41
KSBK     KSB Bancorp Inc.                  4.48      8.17        3.83        4.34          0.85         3.33       62.77      55.48
KYF      Kentucky First Bancorp Inc.       3.51      7.20        3.77        3.43          0.17         1.90       52.83      50.53
LARK     Landmark Bancshares Inc.          3.16      7.38        4.28        3.10          0.25         1.60       47.98      43.79
LARL     Laurel Capital Group Inc.         3.73      7.41        3.76        3.65          0.28         1.69       44.05      39.81
LFBI     Little Falls Bancorp Inc.         2.73      6.56        3.95        2.62          0.10         1.70       57.66      56.02
LFCO     Life Financial Corp.              2.41      6.50        4.40        2.09         17.15         7.03       35.57    (492.06)
LFED     Leeds Federal Savings Bk (MHC)    2.98      7.02        4.09        2.93          0.10         0.98       32.45      30.15
LIFB     Life Bancorp Inc.                 2.66      7.23        4.66        2.56          0.22         1.31       44.80      40.06
LISB     Long Island Bancorp Inc.          2.90      6.84        4.08        2.77          0.48         1.90       57.16      49.69
LOGN     Logansport Financial Corp.        3.90      7.52        3.72        3.80          0.17         1.61       40.51      37.80
LONF     London Financial Corporation      3.74      7.44        3.74        3.70          0.17         2.55       65.93      64.37
LSBI     LSB Financial Corp.               3.56      7.70        4.35        3.35          0.28         2.45       67.43      64.65
LSBX     Lawrence Savings Bank             3.37      7.23        3.95        3.28          0.32         2.33       63.52      59.98
LVSB     Lakeview Financial                3.57      7.02        3.62        3.41          0.83         2.39       49.11      36.65
LXMO     Lexington B&L Financial Corp.     3.86      7.53        3.74        3.79          0.14         2.25       57.12      55.48
MAFB     MAF Bancorp Inc.                  3.07      7.18        4.27        2.92          0.42         1.43       47.02      39.32
MARN     Marion Capital Holdings           4.39      7.89        3.79        4.11          0.19         1.65       36.56      33.70

                                                               Income Statement as of The Most Recent Quarter
                                         -------------------------------------------------------------------------------------------
                                           Net     Interest    Interest  Net Interest  Noninterest  Noninterest
                                         Interest  Income/     Expense/     Income/      Income/      Expense/  Efficiency  Overhead
                                          Margin  Avg Assets  Avg Assets  Avg Assets   Avg Assets   Avg Assets    Ratio       Ratio
Ticker             Short Name              (%)        (%)         (%)         (%)          (%)          (%)        (%)         (%)
- ---------------------------------------  -------------------------------------------------------------------------------------------
MASB     MASSBANK Corp.                    2.93      6.63        3.75        2.88          0.19         1.42       44.76      41.09
MBB      MSB Bancorp Inc.                  3.26      6.68        3.67        3.00          0.44         2.50       58.88      52.83
MBBC     Monterey Bay Bancorp Inc.         2.90      7.22        4.44        2.78          0.29         2.21       65.44      61.79
MBLF     MBLA Financial Corp.              1.96      6.69        4.74        1.94          0.01         0.63       31.85      31.52
MBSP     Mitchell Bancorp Inc.             5.13      7.72        2.68        5.04          0.07         2.17       42.53      41.72
MCBN     Mid-Coast Bancorp Inc.            4.29      8.34        4.38        3.96          0.34         2.95       68.50      65.82
MCBS     Mid Continent Bancshares Inc.     2.48      6.78        4.49        2.30          1.88         2.47       58.65      24.81
MDBK     Medford Savings Bank              3.33      6.90        3.70        3.20          0.28         1.76       47.07      42.45
MECH     Mechanics Savings Bank            4.06      7.16        3.30        3.86          1.17         3.03       59.75      47.56
MERI     Meritrust Federal SB              3.54      7.23        3.84        3.39          0.75         2.22       53.76      43.57
METF     Metropolitan Financial Corp.      3.43      8.17        4.91        3.26          0.39         2.47       66.60      62.60
MFBC     MFB Corp.                         3.28      7.41        4.21        3.20          0.14         1.83       54.81      52.79
MFCX     Marshalltown Financial Corp.      2.69      6.94        4.30        2.64          0.12         1.87       68.04      66.63
MFFC     Milton Federal Financial Corp.    3.15      7.27        4.22        3.05          0.12         2.19       68.99      67.75
MFLR     Mayflower Co-operative Bank       4.13      7.49        3.59        3.91          0.39         2.39       54.94      50.46
MFSL     Maryland Federal Bancorp          2.72      7.31        4.61        2.69          0.22         1.57       52.52      48.69
MGNL     Magna Bancorp Inc.                5.51      8.26        3.48        4.78          2.66         4.54       57.74      34.24
MIFC     Mid-Iowa Financial Corp.          3.04      7.25        4.28        2.98          0.79         2.05       54.95      43.02
MIVI     Mississippi View Holding Co.      3.85      7.53        3.64        3.89          0.23         2.34       56.76      54.22
MLBC     ML Bancorp Inc.                   3.17      7.20        4.23        2.96          0.43         2.33       70.31      66.01
MONT     Montgomery Financial Corp.        3.03      7.75        4.84        2.91          0.01         1.81       64.77      64.62
MRKF     Market Financial Corporation      2.98      6.29        3.35        2.94          0.01         1.91       64.89      64.80
MSBF     MSB Financial Inc.                4.75      7.96        3.37        4.59          0.53         2.89       56.54      51.56
MSBK     Mutual Savings Bank FSB           1.70      6.31        4.64        1.67          0.45         2.12      100.09     100.11
MWBI     Midwest Bancshares Inc.           2.92      7.39        4.56        2.84          0.25         1.91       62.18      58.81
MWBX     MetroWest Bank                    4.12      7.65        3.72        3.94          0.37         2.67       61.86      58.29
MWFD     Midwest Federal Financial         3.98      7.82        4.14        3.68          0.82         2.72       59.58      50.63
NASB     North American Savings Bank       3.42      8.13        4.80        3.33          0.68         1.75       46.80      35.89
NBN      Northeast Bancorp                 4.05      8.39        4.47        3.92          0.94         3.54       70.52      63.49
NBSI     North Bancshares Inc.             3.32      7.22        3.95        3.26          0.17         2.51       73.21      71.83
NEIB     Northeast Indiana Bancorp         3.56      7.74        4.23        3.51          0.27         1.75       46.35      42.25
NHTB     New Hampshire Thrift Bncshrs      4.15      8.57        4.64        3.92          0.60         2.96       62.57      56.85
NMSB     NewMil Bancorp Inc.               4.08      7.45        3.51        3.93          0.41         2.79       65.82      62.25
NSBC     NewSouth Bancorp, Inc.            4.01      7.68        3.74        3.93          0.64         3.28       71.80      67.20
NSLB     NS&L Bancorp Inc.                 3.15      6.55        3.48        3.07          0.32         2.27       66.80      63.31
NSSB     Norwich Financial Corp.           4.43      7.58        3.38        4.21          0.50         2.59       52.45      46.85
NSSY     Norwalk Savings Society           3.17      7.16        4.08        3.08          0.55         2.50       69.15      63.63
NTMG     Nutmeg Federal S&LA               4.32      7.47        3.35        4.12          1.09         4.08       76.77      70.61
NWEQ     Northwest Equity Corp.            3.89      8.01        4.33        3.68          0.33         2.30       57.50      53.69
NWSB     Northwest Savings Bank (MHC)      3.85      7.81        4.12        3.69          0.30         2.31       57.23      53.76
NYB      New York Bancorp Inc.             3.97      7.53        3.67        3.86          0.37         1.77       40.46      34.78
OCFC     Ocean Financial Corp.             3.27      6.81        3.63        3.17          0.18         1.65       49.22      46.40
OCWN     Ocwen Financial Corporation       3.20      8.36        5.70        2.66          0.82         1.40       99.85      99.81
OFCP     Ottawa Financial Corp.            3.30      7.32        4.25        3.07          0.30         2.07       57.14      52.95
OHSL     OHSL Financial Corp.              3.31      7.58        4.33        3.26          0.14         1.91       56.24      54.36
PALM     Palfed, Inc.                      3.89      8.03        4.36        3.67          0.67         2.92       65.23      58.88
PAMM     PacificAmerica Money Center       0.47      9.65        3.78        5.87         47.26        33.65       62.31    (240.86)
PBCI     Pamrapo Bancorp Inc.              4.82      7.66        3.09        4.57          0.31         2.55       50.59      47.19
PBCT     People's Bank (MHC)               3.66      6.88        3.48        3.41          2.27         3.72       64.57      40.94
PBKB     People's Bancshares Inc.          3.46      7.23        3.95        3.28          0.24         2.67       75.70      73.90
PBNB     People's Savings Financial Cp.    3.36      7.11        3.89        3.23          0.61         2.18       53.96      45.18
PCBC     Perry County Financial Corp.      2.96      6.83        3.91        2.92          0.05         1.04       34.96      33.73
PCCI     Pacific Crest Capital             4.70      9.43        4.86        4.57          0.12         2.73       54.37      53.13
PDB      Piedmont Bancorp Inc.             3.95      7.73        3.89        3.83          0.24         2.07       50.99      47.98
PEEK     Peekskill Financial Corp.         3.73      6.67        2.98        3.69          0.11         1.78       46.77      45.13
PERM     Permanent Bancorp Inc.            2.79      7.17        4.48        2.68          0.36         1.97       63.15      58.25
PERT     Perpetual Bank (MHC)              4.24      8.01        3.91        4.09          1.18         3.20       61.08      49.90
PETE     Primary Bank                      3.66      7.17        3.76        3.41          0.60         3.06       74.61      70.13
PFDC     Peoples Bancorp                   3.62      7.55        3.97        3.58          0.22         1.42       37.35      33.45
PFED     Park Bancorp Inc.                 3.68      7.05        3.51        3.54          0.13         2.01       56.95      55.39
PFFB     PFF Bancorp Inc.                  2.97      7.22        4.34        2.88          0.39         2.15       64.14      59.32
PFFC     Peoples Financial Corp.           3.63      6.94        3.40        3.54          0.03         2.23       62.39      62.06
PFNC     Progress Financial Corporation    4.33      8.00        3.99        4.02          0.90         3.94       73.58      67.68
PFSB     PennFed Financial Services Inc    2.81      7.13        4.44        2.69          0.16         1.43       42.99      39.67

                                                               Income Statement as of The Most Recent Quarter
                                         -------------------------------------------------------------------------------------------
                                           Net     Interest    Interest  Net Interest  Noninterest  Noninterest
                                         Interest  Income/     Expense/     Income/      Income/      Expense/  Efficiency  Overhead
                                          Margin  Avg Assets  Avg Assets  Avg Assets   Avg Assets   Avg Assets    Ratio       Ratio
Ticker             Short Name              (%)        (%)         (%)         (%)          (%)          (%)        (%)         (%)
- ---------------------------------------  -------------------------------------------------------------------------------------------
PFSL     Pocahontas FS&LA (MHC)            2.06      6.82        4.87        1.95          0.34         1.20       52.25      43.99
PHBK     Peoples Heritage Finl Group       4.70      7.57        3.28        4.28          0.92         3.21       58.73      49.92
PHFC     Pittsburgh Home Financial Corp    3.33      7.60        4.47        3.13          0.15         2.05       61.93      60.04
PHSB     Peoples Home Savings Bk (MHC)       NA        NA          NA          NA            NA           NA          NA         NA
PKPS     Poughkeepsie Financial Corp.      3.30      7.54        4.40        3.15          0.39         2.49       67.55      63.56
PLSK     Pulaski Savings Bank (MHC)        2.87      6.74        3.95        2.79          0.06         1.80       62.89      62.07
PMFI     Perpetual Midwest Financial       2.88      7.48        4.72        2.75          0.41         2.24       70.08      65.66
POBS     Portsmouth Bank Shares            4.07      6.94        3.02        3.92          0.12         1.35       33.37      31.41
PRBC     Prestige Bancorp Inc.             3.22      6.80        3.67        3.13          0.24         2.26       67.20      64.73
PROV     Provident Financial Holdings      3.25      7.03        3.93        3.10          0.67         2.70       73.33      67.61
PSBK     Progressive Bank Inc.             4.03      7.71        3.89        3.82          0.39         2.39       53.18      48.42
PSFC     Peoples-Sidney Financial Corp.    3.27      7.69        4.49        3.20          0.07         1.67       50.92      49.80
PSFI     PS Financial Inc.                 5.61      7.21        2.22        4.99          0.09         1.46       28.78      27.43
PTRS     Potters Financial Corp.           3.43      7.11        3.79        3.33          0.26         2.49       74.27      72.27
PULB     Pulaski Bank, Svgs Bank (MHC)     3.64      7.45        3.90        3.56          0.24         2.45       64.59      62.18
PULS     Pulse Bancorp                     2.80      7.02        4.29        2.73          0.06         1.06       37.46      36.11
PVFC     PVF Capital Corp.                 4.11      8.79        4.70        4.09          0.53         2.38       51.60      45.36
PVSA     Parkvale Financial Corporation    2.94      7.14        4.24        2.90          0.21         1.42       44.91      40.87
PWBC     PennFirst Bancorp Inc.            2.11      6.81        4.75        2.06          0.12         1.16       50.67      47.82
PWBK     Pennwood Bancorp Inc.             4.35      7.70        3.51        4.18          0.23         2.81       63.17      61.17
QCBC     Quaker City Bancorp Inc.          3.21      7.73        4.61        3.12          0.29         1.98       55.17      50.97
QCFB     QCF Bancorp Inc.                  4.05      7.09        3.07        4.02          0.35         1.82       41.66      36.64
QCSB     Queens County Bancorp Inc.        4.64      8.05        3.54        4.51          0.09         1.93       42.04      40.88
RARB     Raritan Bancorp Inc.              3.78      7.27        3.62        3.66          0.19         2.00       50.82      48.22
RCSB     RCSB Financial Inc.               3.56      7.57        4.25        3.32          1.57         3.23       66.70      50.95
REDF     RedFed Bancorp Inc.               3.51      7.09        3.78        3.32          0.77         2.84       63.79      55.35
RELI     Reliance Bancshares Inc.          4.92      7.34        2.46        4.88          0.02         2.29       46.79      46.59
RELY     Reliance Bancorp Inc.             3.51      7.11        3.79        3.32          0.18         1.80       45.63      42.75
RIVR     River Valley Bancorp              4.00      7.48        3.59        3.89          0.60         3.12       69.05      64.26
ROSE     TR Financial Corp.                2.70      7.15        4.50        2.65          0.23         1.37       47.50      43.00
RSLN     Roslyn Bancorp Inc.               3.56      7.01        3.56        3.45          0.25         1.62       43.59      39.54
RVSB     Riverview Savings Bank (MHC)      4.40      8.12        4.02        4.10          0.89         2.99       56.55      47.15
SBCN     Suburban Bancorporation Inc.      2.96      7.44        4.55        2.89          0.29         1.96       63.15      59.41
SBFL     SB of the Finger Lakes (MHC)      3.14      7.06        4.01        3.05          0.26         2.63       79.16      77.40
SBOS     Boston Bancorp (The)              2.95      6.88        4.00        2.87          0.15         1.27       42.96      39.99
SCBS     Southern Community Bancshares     3.57      6.94        3.40        3.54          0.18         1.99       53.56      51.19
SCCB     S. Carolina Community Bancshrs    4.03      7.54        3.60        3.94          0.27         2.56       60.70      58.02
SECP     Security Capital Corporation      3.67      7.53        4.00        3.53          0.63         1.95       46.94      37.53
SFED     SFS Bancorp Inc.                  3.52      7.16        3.74        3.42          0.21         2.70       74.67      73.15
SFFC     StateFed Financial Corporation    3.52      7.77        4.43        3.35          0.10         1.45       46.96      45.38
SFIN     Statewide Financial Corp.         3.83      7.42        3.71        3.72          0.22         2.55       64.64      62.53
SFNB     Security First Network Bank       3.89      5.88        2.61        3.27          6.53        36.98      372.31     916.33
SFSB     SuburbFed Financial Corp.         2.85      7.08        4.31        2.77          0.65         2.49       72.42      65.96
SFSL     Security First Corp.              3.99      8.18        4.32        3.86          0.26         2.02       48.65      45.25
SGVB     SGV Bancorp Inc.                  2.61      7.12        4.60        2.53          0.24         2.03       72.58      70.01
SHEN     First Shenango Bancorp Inc.       3.21      7.38        4.21        3.17          0.20         1.45       42.13      38.43
SISB     SIS Bancorp Inc.                  3.85      7.11        3.46        3.64          0.76         2.87       65.38      58.14
SKAN     Skaneateles Bancorp Inc.          3.94      7.62        3.88        3.74          0.62         3.23       73.36      68.96
SKBO     First Carnegie Deposit (MHC)        NA        NA          NA          NA            NA           NA          NA         NA
SMBC     Southern Missouri Bancorp Inc.    3.04      6.94        3.95        2.99          0.32         1.86       59.96      55.64
SMFC     Sho-Me Financial Corp.            3.35      7.77        4.50        3.26          0.44         1.61       43.40      35.77
SOBI     Sobieski Bancorp Inc.             3.40      7.21        3.91        3.29          0.25         2.46       69.43      67.13
SOPN     First Savings Bancorp Inc.        3.89      7.37        3.54        3.83          0.15         1.27       32.10      29.48
SOSA     Somerset Savings Bank             3.93      8.01        4.30        3.71          0.21         2.93       65.87      63.91
SPBC     St. Paul Bancorp Inc.             3.05      6.96        4.04        2.92          0.89         2.15       57.26      44.18
SRN      Southern Banc Company Inc.        2.86      7.02        4.21        2.80          0.06         2.07       70.78      70.15
SSB      Scotland Bancorp Inc              4.68      7.38        2.77        4.61          0.09         1.92       40.75      39.54
SSFC     South Street Financial Corp.      3.61      7.31        3.74        3.56          0.05         1.63       45.02      44.28
SSM      Stone Street Bancorp Inc.         4.94      7.99        3.13        4.86          0.13         1.70       34.14      32.40
STFR     St. Francis Capital Corp.         2.75      7.04        4.47        2.57          0.35         2.01       63.69      58.71
STND     Standard Financial Inc.           2.82      7.05        4.30        2.75          0.17         1.82       61.97      59.59
STSA     Sterling Financial Corp.          3.00      7.67        4.81        2.86          0.53         2.32       63.39      56.60
SVRN     Sovereign Bancorp Inc.            2.56      6.96        4.51        2.45          0.25         1.44       49.03      43.81
SWBI     Southwest Bancshares              3.42      7.44        4.23        3.21          0.18         1.80       56.10      53.66

                                                               Income Statement as of The Most Recent Quarter
                                         -------------------------------------------------------------------------------------------
                                           Net     Interest    Interest  Net Interest  Noninterest  Noninterest
                                         Interest  Income/     Expense/     Income/      Income/      Expense/  Efficiency  Overhead
                                          Margin  Avg Assets  Avg Assets  Avg Assets   Avg Assets   Avg Assets    Ratio       Ratio
Ticker             Short Name              (%)        (%)         (%)         (%)          (%)          (%)        (%)         (%)
- ---------------------------------------  -------------------------------------------------------------------------------------------
SWCB     Sandwich Co-operative Bank        3.83      7.17        3.55        3.62          0.50         2.59       59.80      54.29
SZB      SouthFirst Bancshares Inc.        3.80      7.42        3.93        3.49          0.66         3.29       79.13      75.15
TBK      Tolland Bank                      3.64      7.15        3.69        3.46          0.46         2.78       68.08      63.84
THR      Three Rivers Financial Corp.      3.66      7.36        3.83        3.53          0.52         2.83       69.51      64.99
THRD     TF Financial Corporation          3.31      6.95        3.80        3.15          0.20         2.12       58.81      56.21
TPNZ     Tappan Zee Financial Inc.         3.89      7.36        3.56        3.80          0.12         2.33       58.68      57.41
TRIC     Tri-County Bancorp Inc.           3.18      7.10        4.01        3.09          0.15         1.69       52.08      49.70
TSBS     Peoples Bancorp Inc. (MHC)        3.57      6.78        3.39        3.39          0.27         1.92       49.28      45.19
TSH      Teche Holding Co.                 3.42      7.48        4.15        3.33          0.62         2.40       60.93      53.62
TWIN     Twin City Bancorp                 3.79      7.58        3.92        3.66          0.40         2.70       68.49      65.06
UBMT     United Financial Corp.            3.87      7.00        3.26        3.73          0.54         2.05       47.98      40.45
UFRM     United Federal Savings Bank       3.53      7.89        4.56        3.33          1.11         3.38       75.11      66.79
USAB     USABancshares, Inc.               5.08      9.55        4.62        4.94          0.11         3.99       77.91      77.41
VABF     Virginia Beach Fed. Financial     3.17      7.95        4.85        3.10          0.34         2.59       75.20      72.47
VFFC     Virginia First Financial Corp.    4.01      8.31        4.43        3.87          0.65         3.35       73.67      69.25
WAMU     Washington Mutual Inc.            2.94      7.34        4.53        2.82          0.62         1.71       48.65      37.40
WAYN     Wayne Savings & Loan Co. (MHC)    3.27      7.52        4.34        3.18          0.19         2.35       69.69      67.90
WBST     Webster Financial Corporation     3.31      6.99        3.85        3.14          0.51         2.23       57.01      49.98
WCBI     Westco Bancorp                    3.58      7.44        3.95        3.49          0.24         1.58       42.46      38.48
WCFB     Webster City Federal SB (MHC)     3.77      7.19        3.50        3.69          0.18         1.44       36.99      33.99
WEFC     Wells Financial Corp.             3.44      7.45        4.05        3.40          0.45         1.87       48.48      41.61
WEHO     Westwood Homestead Fin. Corp.     3.69      7.52        3.87        3.66          0.09         1.92       51.21      49.96
WES      Westcorp                          3.58      7.42        4.33        3.09          4.93         7.00       86.82      65.79
WFCO     Winton Financial Corp.            3.27      8.04        4.84        3.21          0.12         1.80       54.87      53.16
WFSG     Wilshire Financial Services       1.65      7.38        6.04        1.34          2.99         2.91       78.88      31.75
WFSL     Washington Federal Inc.           3.67      8.13        4.57        3.56          0.08         0.75       21.52      19.84
WHGB     WHG Bancshares Corp.              4.03      7.23        3.37        3.87          0.12         2.51       63.08      61.98
WOFC     Western Ohio Financial Corp.      2.82      7.06        4.40        2.66          0.22         2.31       76.14      74.13
WRNB     Warren Bancorp Inc.               4.80      7.71        3.13        4.58          0.38         3.06       54.00      50.19
WSB      Washington Savings Bank, FSB      2.70      8.06        5.47        2.59          0.21         1.60       64.23      61.33
WSFS     WSFS Financial Corporation        3.51      8.12        4.68        3.44          0.69         2.30       53.90      44.72
WSTR     WesterFed Financial Corp.         3.52      7.37        4.06        3.31          0.55         2.60       65.51      59.81
WVFC     WVS Financial Corporation         3.76      7.59        3.87        3.72          0.11         1.64       42.70      40.95
WWFC     Westwood Financial Corporation    2.97      6.91        4.02        2.89          0.17         1.35       41.28      37.84
WYNE     Wayne Bancorp Inc.                3.63      7.25        3.68        3.56          0.22         2.19       60.03      57.60
YFCB     Yonkers Financial Corporation     4.03      7.43        3.48        3.95          0.29         2.25       53.38      49.98
YFED     York Financial Corp.              3.32      7.54        4.41        3.13          0.40         1.89       58.29      52.99
                                         -------------------------------------------------------------------------------------------
         Average                           3.52      7.40        4.05        3.36          0.61         2.44       59.50      53.88

                                                               Income Statement as of The Most Recent Quarter
                                         -------------------------------------------------------------------------------------------
                                           Net     Interest    Interest  Net Interest  Noninterest  Noninterest
                                         Interest  Income/     Expense/     Income/      Income/      Expense/  Efficiency  Overhead
                                          Margin  Avg Assets  Avg Assets  Avg Assets   Avg Assets   Avg Assets    Ratio       Ratio
Ticker             Short Name              (%)        (%)         (%)         (%)          (%)          (%)        (%)         (%)
- ---------------------------------------  -------------------------------------------------------------------------------------------
             Comparable Thrift Data

CAPS     Capital Savings Bancorp Inc.      3.18      7.49        4.35        3.13          0.58         2.12       57.55      49.70
FBCV     1ST Bancorp                       2.63      7.52        4.99        2.53          0.40         2.54       84.12      81.64
HBFW     Home Bancorp                      2.94      7.33        4.43        2.90          0.07         1.32       44.45      43.15
HMCI     HomeCorp Inc.                     3.12      7.19        4.33        2.86          0.64         2.75       83.66      79.99
KNK      Kankakee Bancorp Inc.             3.25      7.24        4.11        3.13          0.42         2.32       63.36      58.42
MBLF     MBLA Financial Corp.              1.96      6.69        4.74        1.94          0.01         0.63       31.85      31.52
MFBC     MFB Corp.                         3.28      7.41        4.21        3.20          0.14         1.83       54.81      52.79
PFDC     Peoples Bancorp                   3.62      7.55        3.97        3.58          0.22         1.42       37.35      33.45
WEFC     Wells Financial Corp.             3.44      7.45        4.05        3.40          0.45         1.87       48.48      41.61
WCBI     Westco Bancorp                    3.58      7.44        3.95        3.49          0.24         1.58       42.46      38.48
                                         -------------------------------------------------------------------------------------------
         Average                           3.10      7.33        4.31        3.02          0.32         1.84       54.81      51.08
         Maximum                           3.62      7.55        4.99        3.58          0.64         2.75       84.12      81.64
         Minimum                           1.96      6.69        3.95        1.94          0.01         0.63       31.85      31.52

                                         Balance Sheet Growth as of
                                           The Most Recent Quarter              Market Data as of The Most Recent Quarter
                                       ----------------------------  ---------------------------------------------------------------
                                        Asset      Loan     Deposit    MRQ        MRQ       MRQ     MRQ   MRQ Publicly  MRQ Tangible
                                        Growth    Growth    Growth    Market     Price     Price   Price    Reported    Publicly Rep
                                         Rate      Rate      Rate     Value    Per Share   High     Low    Book Value    Book Value
Ticker           Short Name               (%)       (%)       (%)      ($)        ($)       ($)     ($)        ($)           ($)
- -------------------------------------  ----------------------------  ---------------------------------------------------------------
%CAL   California Federal Bank, a FSB   332.03    351.98    400.67         NA        NA       NA      NA         NA            NA
%CCMD  Chevy Chase Bank, FSB             (0.65)     0.11     16.65         NA        NA       NA      NA         NA            NA
AABC   Access Anytime Bancorp, Inc.      (1.35)    17.45      1.61       7.31     6.125    6.250   5.250       6.34          6.34
AADV   Advantage Bancorp Inc.            (3.79)    (3.00)   (10.75)    127.65    40.250   41.250  31.750      27.93         25.87
ABBK   Abington Bancorp Inc.              4.19      1.73      6.96      51.13    21.000   22.750  19.000      17.86         15.99
ABCL   Alliance Bancorp Inc.            386.35    315.42    468.08     160.53    29.000   31.250  24.750      22.93         22.63
ABCW   Anchor BanCorp Wisconsin           3.38      9.09      2.06     226.78    44.250   47.000  35.500      25.73         25.22
AFBC   Advance Financial Bancorp         13.45      6.24     16.77      16.27    14.000   14.500  12.750      14.75         14.75
AFCB   Affiliated Community Bancorp       8.83      8.84      7.75     153.53    19.000   21.900  17.300      16.23         16.13
AFED   AFSALA Bancorp Inc.                6.43        NA      8.56      22.73    13.500   14.250  12.000      15.66         15.62
AFFFZ  America First Financial Fund      (4.71)     7.18     10.87     236.29    31.125   34.500  28.750      28.43         28.03
AHCI   Ambanc Holding Co. Inc.            4.82      0.41     17.97      71.37    13.375   14.375  11.375      13.85         13.85
AHM    Ahmanson & Company (H.F.)         (9.57)    (2.46)   (19.27)  4,501.78    43.188   47.125  35.250      20.35         17.34
ALBC   Albion Banc Corp.                 10.72      1.25     14.96       5.92    18.500   19.000  16.500      23.62         23.62
ALBK   ALBANK Financial Corporation      (1.12)    (0.19)    (3.33)    493.05    36.375   37.500  30.500      25.10         21.77
AMFB   American Federal Bank FSB         (3.48)      8.26      5.16    382.62    27.000   29.750  18.875      10.64          9.92
AMFC   AMB Financial Corp.               35.03      9.76     47.42      14.22    13.813   14.250  12.750      14.29         14.29
ANA    Acadiana Bancshares Inc.          (4.07)     6.53     (3.73)     55.99    18.750   19.250  14.875      16.70         16.70
ANBK   American National Bancorp         10.41     19.55      9.69      70.45    14.375   14.750  12.625      13.08         13.08
ANDB   Andover Bancorp Inc.               1.59      1.51     17.99     155.74    26.625   29.500  25.000      18.96         18.96
ASBI   Ameriana Bancorp                   5.45      5.19      4.30      53.46    15.500   16.375  15.500      13.38         13.37
ASBP   ASB Financial Corp.               (8.62)    13.39     (0.38)     20.66    11.500   13.000  11.500      10.62         10.62
ASFC   Astoria Financial Corporation     22.92     19.03     (1.67)    979.05    36.000   43.125  36.000      27.51         22.89
ATSB   AmTrust Capital Corp.             (6.58)    (2.97)    10.48       6.61    12.125   12.250  10.000      13.72         13.57
AVND   Avondale Financial Corp.          26.78     72.24     36.32      49.35    17.000   18.500  16.000      14.88         14.88
BANC   BankAtlantic Bancorp Inc.         25.72      5.84     (1.87)    345.29    12.625   13.700  10.400       8.23          6.70
BDJI   First Federal Bancorporation      (7.34)    (0.04)    (9.95)     14.10    18.500   19.250  17.500      17.18         17.18
BFD    BostonFed Bancorp Inc.            58.71     44.56    108.22     113.66    15.125   17.125  14.375      15.02         14.50
BFFC   Big Foot Financial Corp.           4.11     26.48     (2.43)     40.83    14.875   15.000  13.250      14.35         14.35
BFSB   Bedford Bancshares Inc.            5.88      3.14      6.47      27.42    19.250   20.000  17.500      17.43         17.43
BKC    American Bank of Connecticut      21.59      1.25     37.33      88.05    31.000   32.875  27.375      20.39         19.49
BKCO   Bankers Corp.                     13.32    (22.54)     3.23     364.01    24.875   25.500  20.375      15.98         15.72
BKCT   Bancorp Connecticut Inc.          (5.41)    (0.13)    (8.18)     63.90    23.250   24.125  21.500      16.81         16.81
BKUNA  BankUnited Financial Corp.        37.35     60.60     60.72      86.73    10.500   11.250   9.250       7.33          5.89
BNKU   Bank United Corp.                 (2.06)     3.77      5.32   1,188.78    29.500   33.000  24.250      18.01         17.61
BPLS   Bank Plus Corp.                   (4.28)    (7.91)     3.37     207.57    10.375   13.750  10.375       8.88          8.86
BSBC   Branford Savings Bank            (13.27)    (5.40)    (4.15)     30.75     3.813    4.250   3.734       2.58          2.58
BTHL   Bethel Bancorp                     3.68     (5.87)    (7.28)     15.15    13.250   13.250  11.000      13.71         11.51
BVCC   Bay View Capital Corp.           (30.99)   (30.41)   (24.52)    340.47    25.500   28.625  20.625      14.82         14.09
BWFC   Bank West Financial Corp.         10.71     13.11     12.37      24.52    11.500   12.125  10.500      12.62         12.62
BYFC   Broadway Financial Corp.           5.69     10.54      6.78       9.60    10.750   11.250   9.250      14.27         14.27
CAFI   Camco Financial Corp.              2.54      4.30      6.20      57.06    17.143   17.857  14.048      14.25         13.11
CAPS   Capital Savings Bancorp Inc.       3.78      5.69     19.73      33.11    13.750   14.750  12.750      10.89         10.89
CASB   Cascade Financial Corp.            4.91     27.21     11.10      35.95    13.600   14.000  12.400       8.47          8.47
CASH   First Midwest Financial Inc.       0.32      3.39      5.00      48.06    17.375   17.500  15.250      15.18         13.43
CATB   Catskill Financial Corp.          (2.45)    (2.45)     5.95      79.27    16.375   16.500  13.750      14.70         14.70
CBCI   Calumet Bancorp Inc.             (12.28)    (8.56)   (12.66)     80.87    35.625   37.000  32.500      35.23         35.23
CBCO   CB Bancorp Inc.                    1.03     (5.67)    (2.65)     39.80    33.750   33.750  23.750      17.94         17.94
CBES   CBES Bancorp Inc.                 15.48     12.47     38.31      18.32    16.813   17.500  14.000      17.08         17.08
CBK    Citizens First Financial Corp.    15.25     14.72     (4.63)     44.08    15.250   15.750  13.875      15.91         15.91
CBNH   Community Bankshares Inc.         21.83     14.98     15.06      96.76    33.000   33.875  20.250      16.80         16.80
CBSA   Coastal Bancorp Inc.              (3.22)    (0.68)     1.50     150.92    25.750   28.250  22.375      19.35         16.34
CBSB   Charter Financial Inc.            15.54     25.13     25.86      74.91    16.750   17.250  12.500      13.22         11.60
CCFH   CCF Holding Company               (7.09)    38.45     32.51      13.70    16.250   16.375  14.750      14.38         14.38
CEBK   Central Co-operative Bank         (4.13)     1.42     (1.81)     39.05    16.000   18.500  16.000      17.07         15.20
CENB   Century Bancorp Inc.               7.47     10.97      7.69      29.02    69.500   71.000  62.000      73.45         73.45
CENF   CENFED Financial Corp.            14.42     17.83      2.01     195.14    30.227   31.818  25.909      20.05         20.01
CFB    Commercial Federal Corporation     1.96      3.52     (0.20)    834.36    33.750   39.000  31.125      18.99         16.90
CFBC   Community First Banking Co.          NA        NA        NA      80.85        NA       NA      NA         NA            NA
CFCP   Coastal Financial Corp.           27.01      6.25     12.60     111.86    16.500   19.125  14.438       6.37          6.37
CFFC   Community Financial Corp.          2.50      1.40      8.74      29.01    23.063   23.500  21.000      18.30         18.30
CFNC   Carolina Fincorp Inc.              5.64     17.09      8.29      28.24    14.500   15.250  13.313      13.91         13.91
CFSB   CFSB Bancorp Inc.                  2.15      5.89      4.39     128.67    19.318   20.000  17.273      12.32         12.32
CFTP   Community Federal Bancorp          0.05      6.27      2.41      76.01    17.875   20.000  16.750      16.13         16.13

                                         Balance Sheet Growth as of
                                           The Most Recent Quarter              Market Data as of The Most Recent Quarter
                                       ----------------------------  ---------------------------------------------------------------
                                        Asset      Loan     Deposit    MRQ        MRQ       MRQ     MRQ   MRQ Publicly  MRQ Tangible
                                        Growth    Growth    Growth    Market     Price     Price   Price    Reported    Publicly Rep
                                         Rate      Rate      Rate     Value    Per Share   High     Low    Book Value    Book Value
Ticker           Short Name               (%)       (%)       (%)      ($)        ($)       ($)     ($)        ($)           ($)
- -------------------------------------  ----------------------------  ---------------------------------------------------------------
CFX    CFX Corporation                   51.03     13.55     22.93     247.95    16.875   18.500  15.125      10.25          9.55
CIBI   Community Investors Bancorp        6.93     10.63      9.46      12.70    11.500   12.167  10.333      11.82         11.82
CKFB   CKF Bancorp Inc.                   1.30      6.40      0.20      17.85    18.000   20.250  17.500      16.59         16.59
CLAS   Classic Bancshares Inc.            9.95      9.54     12.97      18.27    13.375   13.875  11.625      14.67         12.38
CMRN   Cameron Financial Corp            12.12     20.97      1.78      46.39    16.000   17.000  15.500      16.92         16.92
CMSB   Commonwealth Bancorp Inc.         21.90      7.40      1.65     277.78    15.125   16.000  14.625      12.50          9.60
CMSV   Community Savings (MHC)           16.55      7.63     18.92     109.48    19.625   20.500  18.500      15.57         15.57
CNIT   CENIT Bancorp Inc.                (0.17)    18.74     (8.53)     80.42    43.750   46.000  40.000      30.58         27.97
CNSB   CNS Bancorp Inc.                   2.56      2.04      2.10      26.86    15.750   17.500  15.000      14.73         14.73
CNY    Carver Bancorp Inc.               55.21    363.82      4.70      27.77     9.625   10.375   8.375      14.76         14.13
COFD   Collective Bancorp Inc.           (2.83)     4.30     (3.06)    952.51    44.875   46.500  38.000      19.48         17.76
COFI   Charter One Financial              3.91     18.20     (0.09)  2,476.25    43.875   49.500  41.125      20.53         19.10
CONE   Conestoga Bancorp, Inc.            4.86     (4.86)     5.85         NA    20.625   20.780  20.125      17.58         17.58
COOP   Cooperative Bankshares Inc.        8.44     17.97      2.95      36.55    21.000   21.500  20.000      17.49         17.49
CRZY   Crazy Woman Creek Bancorp         (4.19)    14.04    (12.91)     13.82    13.750   14.250  11.875      14.42         14.42
CSA    Coast Savings Financial            4.23     12.09      8.61     852.93    39.625   48.750  35.875      23.45         23.13
CSBF   CSB Financial Group Inc.           3.95     (4.04)     4.52      11.30    11.375   11.375  10.000      12.78         12.05
CTZN   CitFed Bancorp Inc.                2.62     14.66     19.25     350.98    35.125   37.250  31.500      21.59         19.23
CVAL   Chester Valley Bancorp Inc.       20.70      4.59     (0.42)     42.36    17.250   17.500  14.800      12.72         12.72
CZF    CitiSave Financial Corp           (1.83)    (1.93)    (1.06)     19.36    19.500   19.625  13.625      12.95         12.95
DCBI   Delphos Citizens Bancorp Inc.      1.74     14.61     (0.36)     30.84    13.250   14.500  12.000      14.89         14.89
DIBK   Dime Financial Corp.              33.61     (7.46)    42.78     134.18    18.000   21.250  17.250      12.41         11.96
DIME   Dime Community Bancorp Inc.        1.70     25.43      5.87     252.67    18.750   19.625  14.500      14.53         12.47
DME    Dime Bancorp Inc.                 (8.59)     5.93     (0.21)  1,821.38    15.375   17.875  14.625      10.01          9.92
DNFC   D & N Financial Corp.             15.05      9.71     18.00     158.00    18.125   18.500  16.375      10.56         10.44
DSL    Downey Financial Corp.            22.03     21.08     30.80     614.88    19.286   22.500  18.095      14.98         14.76
EBSI   Eagle Bancshares                  14.97     18.04      2.61      83.08    15.500   16.000  13.625      12.74         12.74
EFBC   Empire Federal Bancorp Inc.          NA        NA        NA      37.26    12.750   14.438  12.750      15.35         15.35
EFBI   Enterprise Federal Bancorp        16.73     20.44     (0.08)     38.21    15.875   16.500  14.125      15.74         15.72
EGFC   Eagle Financial Corp.             14.81     11.82      6.16     143.67    28.250   30.750  28.250      22.91         17.25
EGLB   Eagle BancGroup Inc.              (4.95)    24.40     (5.10)     20.28    15.750   16.250  14.500      16.28         16.28
EIRE   Emerald Isle Bancorp Inc.          2.44     19.64     12.66      43.59    18.625   20.500  15.450      12.83         12.83
EMLD   Emerald Financial Corp.           14.90     17.54     14.71      68.33    11.500   12.250  10.625       8.73          8.58
EQSB   Equitable Federal Savings Bank    13.07      7.56     15.72      23.49    33.250   34.500  28.500      24.91         24.91
ESBK   Elmira Savings Bank (The)         (0.40)     7.43     (4.57)     13.77    21.000   21.000  16.750      20.20         19.34
ESX    Essex Bancorp Inc.                13.00     17.91     18.22       1.45     1.625    2.188   1.000       0.12         (0.08)
ETFS   East Texas Financial Services     (6.16)    11.99     (9.01)     18.46    17.750   18.750  16.875      19.69         19.69
FAB    FirstFed America Bancorp Inc.      3.39     19.11     20.64     154.55    13.625   15.250  13.625      14.03         14.03
FBBC   First Bell Bancorp Inc.           32.20     15.66     10.96     111.40    16.000   16.375  13.250      10.63         10.63
FBCI   Fidelity Bancorp Inc.              1.57      6.57      3.59      54.09    20.000   20.875  16.875      17.74         17.69
FBCV   1ST Bancorp                       17.39     (1.48)    34.88      21.80    31.000   32.000  28.500      31.19         30.50
FBER   1st Bergen Bancorp                 8.45     (6.42)     9.00      46.36    14.000   15.125  11.375      13.76         13.76
FBHC   Fort Bend Holding Corp.           23.76     57.53     19.66      24.26    24.750   24.750  22.000      22.41         20.77
FBNW   FirstBank Corp.                      NA        NA        NA      30.75        NA       NA      NA         NA            NA
FBSI   First Bancshares Inc.              7.73     11.95      4.84      24.86    19.500   20.750  16.500      19.80         19.77
FCB    Falmouth Co-Operative Bank         7.90     28.27     11.93      24.00    14.250   15.630  13.125      15.17         15.17
FCBF   FCB Financial Corp.                3.96      1.23      0.95     111.70    22.000   23.500  18.500      19.25         19.25
FCIT   First Citizens Financial Corp.     3.85      4.59      4.13      95.31    26.188   28.625  18.250      14.39         14.39
FCME   First Coastal Corporation          9.23      6.44      5.31      13.07     9.250   10.125   7.250       9.89          9.89
FDEF   First Defiance Financial           1.95      5.16     (4.46)    141.35    13.750   14.063  11.813      12.41         12.41
FED    FirstFed Financial Corp.          (1.36)     3.09     15.60     337.28    23.500   28.000  21.500      18.48         18.24
FESX   First Essex Bancorp Inc.          29.87      4.31      8.55     132.84    14.750   16.750  13.375      11.20          9.65
FFBA   First Colorado Bancorp Inc.       (1.21)     9.26      6.56     316.74    16.750   18.875  16.500      11.60         11.44
FFBH   First Federal Bancshares of AR    11.09      7.34      8.09     102.21    18.500   20.375  15.875      16.79         16.79
FFBI   First Financial Bancorp Inc.      (5.75)    (7.40)    11.88       7.79    16.500   16.500  15.500      17.50         17.50
FFBS   FFBS BanCorp Inc.                  4.88     13.26      4.98      40.49    22.250   23.125  22.000      17.01         17.01
FFBZ   First Federal Bancorp Inc.         5.55      6.56      6.98      26.72    18.500   18.500  16.000       8.38          8.37
FFCH   First Financial Holdings Inc.      4.99      9.17      1.20     204.13    24.500   28.250  22.250      15.57         15.57
FFDB   FirstFed Bancorp Inc.              3.69    (10.29)     2.69      21.94    14.375   14.375  12.500      14.55         13.34
FFDF   FFD Financial Corp.               (4.05)    13.06      1.61      21.28    14.000   14.000  13.000      14.51         14.51
FFED   Fidelity Federal Bancorp         (15.20)    (2.83)    (5.16)     21.76     9.000   10.000   8.750       5.17          5.17
FFES   First Federal of East Hartford     6.74      6.87     10.50      77.79    25.500   28.500  22.875      23.00         23.00
FFFC   FFVA Financial Corp.              11.95      4.35      9.44     119.93    21.000   25.000  20.000      16.99         16.61
FFFD   North Central Bancshares Inc.      0.80      7.53      8.18      53.11    15.875   16.625  13.375      14.59         14.59

                                         Balance Sheet Growth as of
                                           The Most Recent Quarter              Market Data as of The Most Recent Quarter
                                       ----------------------------  ---------------------------------------------------------------
                                        Asset      Loan     Deposit    MRQ        MRQ       MRQ     MRQ   MRQ Publicly  MRQ Tangible
                                        Growth    Growth    Growth    Market     Price     Price   Price    Reported    Publicly Rep
                                         Rate      Rate      Rate     Value    Per Share   High     Low    Book Value    Book Value
Ticker           Short Name               (%)       (%)       (%)      ($)        ($)       ($)     ($)        ($)           ($)
- -------------------------------------  ----------------------------  ---------------------------------------------------------------
FFFG   F.F.O. Financial Group Inc.        3.89      1.77     (1.75)     40.12     4.063    4.250   3.375       2.46          2.46
FFFL   Fidelity Bankshares Inc. (MHC)    24.42     15.94     28.29     135.31    20.000   20.000  17.563      12.08         11.98
FFHC   First Financial Corp.              7.58     (1.18)     4.34   1,072.07    26.125   28.250  23.500      11.14         10.81
FFHH   FSF Financial Corp.                5.45     16.02     18.36      55.12    17.250   18.250  14.750      15.87         15.87
FFHS   First Franklin Corporation         7.08      7.27      8.57      23.57    18.500   18.750  16.000      16.93         16.81
FFIC   Flushing Financial Corp.          18.49     42.04     11.62     165.80    17.875   19.938  17.375      16.06         16.06
FFKY   First Federal Financial Corp.      5.70      4.39     15.29      89.45    20.000   21.000  17.750      12.16         11.42
FFLC   FFLC Bancorp Inc.                 13.97     28.12     12.39      63.16    25.000   27.500  20.500      22.16         22.16
FFOH   Fidelity Financial of Ohio        10.53     16.54     11.60      83.91    13.000   13.750  11.500      12.03         10.57
FFPB   First Palm Beach Bancorp Inc.     14.71      4.90     16.87     161.55    27.750   30.000  23.250      21.04         20.50
FFSL   First Independence Corp.           1.16      3.03     22.83      11.57    12.000   12.250  10.250      11.41         11.41
FFSX   First Fed SB of Siouxland(MHC)     4.83      2.77      0.05      67.14    22.333   22.333  18.833      13.32         13.20
FFWC   FFW Corp.                          0.61      9.04      1.33      19.52    26.750   26.750  21.500      22.75         22.75
FFWD   Wood Bancorp Inc.                  9.53     14.07      4.83      34.33    16.250   17.250  15.750      13.91         13.91
FFYF   FFY Financial Corp.               11.22      0.98    (11.22)    109.55    25.500   25.625  25.000      19.50         19.50
FGHC   First Georgia Holding Inc.        (9.18)     7.03    (15.88)     23.66     7.625    7.625   5.333       4.08          3.72
FIBC   Financial Bancorp Inc.            15.58      3.61      5.26      32.63    16.625   18.500  15.000      14.99         14.91
FISB   First Indiana Corporation         (4.08)     3.26     (6.76)    236.37    18.375   24.300  18.375      13.51         13.34
FKFS   First Keystone Financial           5.08      6.78      2.23      28.70    21.750   22.500  19.000      18.12         18.12
FKKY   Frankfort First Bancorp Inc.      (4.87)    10.65     (7.69)     31.31    10.625   11.375   9.750       9.93          9.93
FLAG   FLAG Financial Corp.               0.21    (13.26)    10.14      29.79    12.500   12.875  10.250      10.25         10.25
FLFC   First Liberty Financial Corp.     11.66      3.12      5.96     171.88    21.250   22.500  18.250      11.87         10.62
FLGS   Flagstar Bancorp Inc.             68.41     78.12     91.47     230.68        NA       NA      NA         NA            NA
FLKY   First Lancaster Bancshares        38.96     29.59      4.07      14.62    15.500   16.000  14.500      14.44         14.44
FMBD   First Mutual Bancorp Inc.        111.91     25.71    265.84      54.35    15.125   16.000  14.750      16.60         12.77
FMCO   FMS Financial Corporation          8.78      4.32     18.66      58.47    19.500   20.750  18.375      14.59         14.29
FMSB   First Mutual Savings Bank          9.08     (1.13)    10.28      49.25    17.614   18.636  15.909      10.55         10.55
FNGB   First Northern Capital Corp.       1.56     (1.78)     7.91      99.44    19.000   19.750  16.250      16.09         16.09
FOBC   Fed One Bancorp                    5.05     30.37      5.70      50.30    18.000   19.500  15.750      17.07         16.26
FPRY   First Financial Bancorp           15.07     16.41     12.26         NA    20.750   21.125  20.250      17.07         17.07
FRC    First Republic Bancorp             4.98      3.25      7.31     233.57    22.250   24.625  16.875      16.19         16.18
FSBI   Fidelity Bancorp Inc.              9.44      7.08      1.74      30.85    20.114   21.705  16.818      14.82         14.82
FSFC   First Southeast Financial Corp    10.72     10.10      6.73      61.98    10.125   11.500   9.375       7.80          7.80
FSLA   First Savings Bank (MHC)          15.24      8.74      5.86     197.49    21.000   23.500  18.250      13.00         11.52
FSNJ   First Savings Bk of NJ (MHC)     (43.80)     0.85     (1.68)    215.61    23.000   23.000  15.250      16.18         16.18
FSPG   First Home Bancorp Inc.            7.90      6.76      6.81      53.15    17.875   19.000  13.875      12.36         12.14
FSPT   FirstSpartan Financial Corp.         NA        NA        NA     161.71        NA       NA      NA         NA            NA
FSSB   First FS&LA of San Bernardino     12.49    (10.05)    13.89       3.16     9.750   10.500   9.000      13.68         13.18
FSTC   First Citizens Corp.             107.39     88.20    106.01      49.39    25.750   25.750  21.250      16.29         12.22
FTF    Texarkana First Financial Corp    11.06      9.69     10.36      37.63    16.500   17.125  14.875      14.70         14.70
FTFC   First Federal Capital Corp.        3.91      7.76     11.57     216.74    18.667   19.667  15.833      10.65          9.98
FTNB   Fulton Bancorp Inc.                0.01     (5.46)    (3.72)     34.81    17.875   18.500  14.750      14.47         14.47
FTSB   Fort Thomas Financial Corp.       15.68     15.23     21.11      14.86    11.250   14.313  10.750      10.19         10.19
FWWB   First SB of Washington Bancorp    12.51     29.36      9.39     232.73    18.875   22.125  18.000      15.25         14.03
GAF    GA Financial Inc.                 22.90     (0.97)     5.14     145.72    14.875   17.250  14.875      14.94         14.78
GBCI   Glacier Bancorp Inc.               4.67      2.22      1.86     123.26    16.333   16.500  15.500       7.77          7.55
GDVS   Greater Delaware Valley (MHC)      4.11     10.36      0.61      54.00    13.000   14.000  10.125       8.37          8.37
GDW    Golden West Financial              8.47      7.90     15.28   4,137.64    62.750   74.250  61.750      42.19         42.19
GFCO   Glenway Financial Corp.            3.00      6.70     (2.16)     30.31    22.625   23.500  19.000      23.06         22.70
GFED   Guaranty Federal SB (MHC)         10.72      9.48     (1.92)     55.47    12.875   13.000  11.500       8.68          8.68
GFSB   GFS Bancorp Inc.                   2.41      0.64     (0.88)     13.71    11.500   11.500  10.125      10.33         10.33
GLBK   Glendale Co-Operative Bank        (0.22)    (0.88)    (1.02)      6.68    20.000   21.000  17.000      24.46         24.46
GLN    Glendale Federal Bank FSB          7.02      5.24     18.49   1,395.98    23.000   28.000  22.625      15.31         14.24
GOSB   GSB Financial Corporation         (5.56)       NA     (0.40)     33.16        NA       NA      NA         NA            NA
GPT    GreenPoint Financial Corp.        (1.93)    21.64     (7.75)  2,994.97    51.500   63.375  45.625      34.57         19.81
GRTR   Greater New York Savings Bank      4.51     (1.97)     0.18     299.20    17.250   17.875  13.375      11.48         11.48
GSBC   Great Southern Bancorp Inc.        5.78      9.72     87.91     133.13    17.375   18.000  17.000       7.35          7.35
GSFC   Green Street Financial Corp.      (4.12)     2.44     (9.88)     75.75    17.375   18.875  15.500      14.64         14.64
GSLA   GS Financial Corp.               218.34      5.44    312.08      51.15        NA       NA      NA         NA            NA
GTFN   Great Financial Corporation       14.49      3.88      6.98     472.09    30.875   34.750  29.125      19.83         18.97
GTPS   Great American Bancorp            16.71     23.37     26.41      29.04    16.500   16.500  14.563      18.36         18.36
GUPB   GFSB Bancorp Inc.                 25.12     21.60     10.63      15.28    17.500   17.500  15.750      16.88         16.88
GWBC   Gateway Bancorp Inc.              (3.81)    19.48     (6.81)     19.09    15.250   15.250  14.250      15.96         15.96
HALL   Hallmark Capital Corp.            12.58     27.47     13.53      31.38    18.000   19.375  17.000      19.82         19.82

                                         Balance Sheet Growth as of
                                           The Most Recent Quarter              Market Data as of The Most Recent Quarter
                                       ----------------------------  ---------------------------------------------------------------
                                        Asset      Loan     Deposit    MRQ        MRQ       MRQ     MRQ   MRQ Publicly  MRQ Tangible
                                        Growth    Growth    Growth    Market     Price     Price   Price    Reported    Publicly Rep
                                         Rate      Rate      Rate     Value    Per Share   High     Low    Book Value    Book Value
Ticker           Short Name               (%)       (%)       (%)      ($)        ($)       ($)     ($)        ($)           ($)
- -------------------------------------  ----------------------------  ---------------------------------------------------------------
HARB   Harbor Florida Bancorp Inc.       16.82      7.39     16.86     223.28    36.625   38.500  33.500      18.30         17.61
HARL   Harleysville Savings Bank         10.27      3.65     14.76      38.42    20.500   23.000  15.200      12.82         12.82
HARS   Harris Savings Bank (MHC)         39.64      8.08      0.70     245.47    19.500   22.625  18.250      13.71         11.83
HAVN   Haven Bancorp Inc.                36.44     38.86      9.05     160.31    32.125   36.000  27.875      23.13         23.04
HBBI   Home Building Bancorp             20.11     (2.40)    27.10       6.86    21.000   21.000  18.500      19.88         19.88
HBEI   Home Bancorp of Elgin Inc.         2.65      0.77      1.97     131.42    15.000   15.500  13.000      14.39         14.39
HBFW   Home Bancorp                       3.22      6.58      2.47      55.74    20.375   20.875  19.000      17.43         17.43
HBNK   Highland Federal Bank FSB         (7.93)    11.02    (37.35)     57.05    23.250   24.000  17.500      15.70         15.70
HBS    Haywood Bancshares Inc.           47.15      3.76     21.97      21.91    16.625   18.250  16.625      16.52         15.91
HCBB   HCB Bancshares Inc.                  NA        NA        NA      34.72        NA       NA      NA         NA            NA
HCFC   Home City Financial Corp.          0.56     23.09      1.90      13.93    13.500   14.250  12.000      16.05         16.05
HEMT   HF Bancorp Inc.                  (11.19)    12.34     (2.67)     89.42    12.750   14.000  11.000      12.87         10.53
HFFB   Harrodsburg First Fin Bancorp      4.24      5.20      4.66      31.38    15.875   18.250  15.500      15.27         15.27
HFFC   HF Financial Corp.                 6.19     (8.70)     4.39      64.27    19.563   20.500  16.750      16.51         16.47
HFGI   Harrington Financial Group        (9.11)    26.38     (3.04)     41.52    11.000   11.000   9.750       7.57          7.57
HFNC   HFNC Financial Corp.             (26.04)    15.97      3.52     255.74    18.250   22.063  16.750       9.23          9.23
HFSA   Hardin Bancorp Inc.               26.14     17.23     13.76      13.11    15.500   15.500  12.250      15.37         15.37
HHFC   Harvest Home Financial Corp.      (2.66)    11.13     (1.32)     10.98    11.500   13.000   9.250      11.11         11.11
HIFS   Hingham Instit. for Savings        8.10     12.80     12.01      28.68    18.500   19.250  18.250      15.09         15.09
HMCI   HomeCorp Inc.                      0.74      0.96     (1.50)     24.76    14.167   15.167  12.667      12.52         12.52
HMLK   Hemlock Federal Financial Corp    49.42      0.35     (1.67)     29.85        NA       NA      NA         NA            NA
HMNF   HMN Financial Inc.                (1.23)    (8.54)     1.82      94.77    20.047   23.750  18.000      18.71         18.71
HOMF   Home Federal Bancorp               8.13     11.54      6.90      95.78    27.375   28.000  24.250      16.54         16.00
HPBC   Home Port Bancorp Inc.            (1.53)    10.54    (23.30)     37.30    17.125   19.250  16.125      11.11         11.11
HRBF   Harbor Federal Bancorp Inc.        1.25      7.59      8.99      34.65    16.250   18.250  15.375      16.09         16.09
HRZB   Horizon Financial Corp.            8.55    (11.09)     7.25     120.70    13.478   14.565  11.522      10.61         10.61
HTHR   Hawthorne Financial Corp.         (4.35)    15.14     (5.40)     33.19    10.250   11.750   7.750      12.37         12.37
HVFD   Haverfield Corporation            (5.99)     0.55     (8.38)     49.57    22.750   23.000  17.750      15.04         15.04
HWEN   Home Financial Bancorp             4.23     39.51     (6.68)      7.29    15.000   15.500  12.750      15.12         15.12
HZFS   Horizon Financial Svcs Corp.      23.36      5.44      7.17       8.09    17.500   17.750  15.000      19.33         19.33
IBSF   IBS Financial Corp.               (6.79)    16.17     (3.31)    203.73    14.783   15.761  13.261      11.45         11.45
IFSB   Independence Federal Savings       3.23     10.79     (5.26)     12.72     7.500    9.750   7.500      13.39         11.74
IFSL   Indiana Federal Corporation       (8.56)    (5.89)   (13.14)    137.64    26.125   27.250  22.438      15.03         14.12
INBI   Industrial Bancorp                 8.86      8.19      2.98      74.73    12.625   13.000  12.500      11.41         11.41
INCB   Indiana Community Bank SB          9.48     (5.47)    11.40      13.83    16.500   19.000  15.750      12.27         12.27
IPSW   Ipswich Savings Bank              16.53     13.87     25.76      20.20    14.750   16.375  11.875       8.59          8.59
ISBF   ISB Financial Corporation          4.18     14.36      4.81     165.63    24.500   26.125  17.625      17.45         14.80
ITLA   ITLA Capital Corp.                 0.03      1.86     (0.45)    133.10    14.875   17.250  14.000      11.77         11.72
IWBK   InterWest Bancorp Inc.            16.04     21.59      7.39     314.72    32.250   36.250  31.750      14.81         14.47
JOAC   Joachim Bancorp Inc.               6.22     (4.27)    12.65      11.03    14.000   14.625  14.000      13.59         13.59
JSBA   Jefferson Savings Bancorp         51.86     38.64     55.28     146.65    28.500   30.500  25.250      23.22         17.69
JSBF   JSB Financial Inc.                 3.93      8.48     (1.19)    432.92    42.500   43.000  36.000      34.52         34.52
JXSB   Jacksonville Savings Bk (MHC)     59.70     32.13     66.58      21.63    18.000   18.000  13.750      13.26         13.26
JXVL   Jacksonville Bancorp Inc.          0.13      8.91      5.56      38.44    14.875   15.750  14.000      13.27         13.27
KFBI   Klamath First Bancorp              6.38     16.35     12.96     196.13    17.625   18.625  15.000      15.39         15.39
KNK    Kankakee Bancorp Inc.             (9.43)    (8.16)     1.35      42.07    27.250   27.875  23.375      25.74         24.10
KSAV   KS Bancorp Inc.                   (0.34)    17.61     (1.63)     16.91    15.375   16.125  14.813      15.75         15.74
KSBK   KSB Bancorp Inc.                  16.78      8.68    (15.58)     18.70    28.000   34.000  23.000      24.31         22.87
KYF    Kentucky First Bancorp Inc.        4.78      9.98      0.40      16.33    11.500   11.875  10.875      10.86         10.86
LARK   Landmark Bancshares Inc.           3.28     17.01     19.15      36.61    18.750   19.750  18.000      18.11         18.11
LARL   Laurel Capital Group Inc.         12.06     (2.69)     2.32      30.64    21.000   21.750  16.500      14.51         14.51
LFBI   Little Falls Bancorp Inc.         (0.18)    16.77     (1.34)     42.55    13.500   14.000  12.188      14.29         13.15
LFCO   Life Financial Corp.             206.51     30.08    210.46     103.90        NA       NA      NA      10.76         10.76
LFED   Leeds Federal Savings Bk (MHC)     5.16     25.81      2.84      67.37    18.000   19.000  15.500      13.21         13.21
LIFB   Life Bancorp Inc.                 (3.35)    10.63      3.49     251.09    16.750   21.000  16.750      15.42         14.95
LISB   Long Island Bancorp Inc.           3.82     15.33      0.66     863.13    33.063   39.250  33.063      21.62         21.41
LOGN   Logansport Financial Corp.         8.39      0.66     13.89      17.46    13.250   15.000  11.125      12.41         12.41
LONF   London Financial Corporation       6.69     15.67      7.14       7.60    17.500   17.500  14.125      14.63         14.63
LSBI   LSB Financial Corp.                7.41      5.46     32.43      19.14    19.048   19.762  17.857      19.42         19.42
LSBX   Lawrence Savings Bank              4.95      5.91     10.76      54.27     9.875   10.250   8.125       7.06          7.06
LVSB   Lakeview Financial                 8.35        NA     13.52      75.98    27.625   33.500  27.625      19.91         15.92
LXMO   Lexington B&L Financial Corp.    (12.34)    (6.41)     0.21      17.54    15.250   15.750  13.000      15.17         15.17
MAFB   MAF Bancorp Inc.                   0.76      7.67      5.10     452.32    26.000   27.833  22.250      16.31         14.16
MARN   Marion Capital Holdings           (3.16)     1.62     (8.95)     42.05    22.000   22.000  19.250      21.99         21.99

                                         Balance Sheet Growth as of
                                           The Most Recent Quarter              Market Data as of The Most Recent Quarter
                                       ----------------------------  ---------------------------------------------------------------
                                        Asset      Loan     Deposit    MRQ        MRQ       MRQ     MRQ   MRQ Publicly  MRQ Tangible
                                        Growth    Growth    Growth    Market     Price     Price   Price    Reported    Publicly Rep
                                         Rate      Rate      Rate     Value    Per Share   High     Low    Book Value    Book Value
Ticker           Short Name               (%)       (%)       (%)      ($)        ($)       ($)     ($)        ($)           ($)
- -------------------------------------  ----------------------------  ---------------------------------------------------------------
MASB   MASSBANK Corp.                     5.80      3.12      3.36     130.03    41.000   42.500  37.500      33.49         33.49
MBB    MSB Bancorp Inc.                  (4.99)     5.52     (2.77)     56.74    16.750   20.500  16.750      19.72          8.47
MBBC   Monterey Bay Bancorp Inc.         (3.18)     2.02     (1.08)     52.73    16.625   18.250  14.625      15.01         13.76
MBLF   MBLA Financial Corp.               1.69     14.13     27.48      30.93    20.625   20.750  19.000      21.51         21.51
MBSP   Mitchell Bancorp Inc.             (3.61)     9.07     (4.29)     15.85    16.000   16.000  14.000      15.17         15.17
MCBN   Mid-Coast Bancorp Inc.            13.45     19.25     (1.97)      4.51    19.000   19.938  18.000      21.61         21.61
MCBS   Mid Continent Bancshares Inc.     17.60     13.46     15.32      57.77    25.250   27.000  23.375      19.46         19.46
MDBK   Medford Savings Bank               5.77      1.76      3.37     139.07    24.500   29.750  24.500      20.43         18.91
MECH   Mechanics Savings Bank            22.41     17.12     (9.81)    101.83    16.750   19.000  15.500      14.50         14.50
MERI   Meritrust Federal SB               3.53      9.07      2.04      30.19    35.500   36.000  31.500      23.34         23.34
METF   Metropolitan Financial Corp.      19.75     17.10     23.69      59.94    11.000   11.250  10.750       8.73          7.83
MFBC   MFB Corp.                         18.48     20.53      4.32      33.17    19.750   19.750  16.625      19.59         19.59
MFCX   Marshalltown Financial Corp.       3.76      8.32      1.46      23.73    15.125   15.250  14.250      14.06         14.06
MFFC   Milton Federal Financial Corp.     6.95     14.33     11.92      31.71    13.625   14.750  13.625      12.22         12.22
MFLR   Mayflower Co-operative Bank       14.08      3.16      7.08      15.36    16.750   19.750  16.000      13.21         12.98
MFSL   Maryland Federal Bancorp          10.27        NA      9.34     143.25    37.750   38.250  34.375      30.22         29.84
MGNL   Magna Bancorp Inc.                12.26     (1.45)     4.54     365.35    18.250   20.250  17.000       9.61          9.30
MIFC   Mid-Iowa Financial Corp.          22.23     14.58     34.55      14.67     8.000    8.500   6.375       6.71          6.70
MIVI   Mississippi View Holding Co.      (3.26)     1.41     (2.83)     12.28    15.250   15.500  12.000      15.55         15.55
MLBC   ML Bancorp Inc.                   18.08      9.34     18.97     201.15    15.375   17.750  13.750      13.03            NA
MONT   Montgomery Financial Corp.        (4.21)    (0.09)     1.79      18.39    13.000   13.000  11.000         NA            NA
MRKF   Market Financial Corporation      92.84     29.88    (14.01)     17.70    12.625   12.938  12.625      14.59         14.59
MSBF   MSB Financial Inc.                54.64     19.96      0.56      18.01    20.750   21.750  19.000      19.94         19.94
MSBK   Mutual Savings Bank FSB           (1.29)    21.43     (2.73)     45.41     6.875    7.875   5.500       9.31          9.31
MWBI   Midwest Bancshares Inc.            7.57      6.79      9.91      11.41    28.000   30.000  26.500      27.68         27.68
MWBX   MetroWest Bank                    24.76     34.30     15.74      81.05     5.250    5.375   4.813       2.92          2.92
MWFD   Midwest Federal Financial          9.72      9.53     11.23      32.90    17.625   18.500  16.750      10.66         10.24
NASB   North American Savings Bank      (26.77)   (25.88)     5.36     113.28    38.000   39.500  33.875      24.35         23.56
NBN    Northeast Bancorp                 15.21     19.97     32.77      18.81    13.750   14.250  13.250      13.49         11.66
NBSI   North Bancshares Inc.              8.64      3.90     (8.08)     20.70    19.750   19.750  15.750      16.94         16.94
NEIB   Northeast Indiana Bancorp          7.86     12.15     29.61      28.20    15.000   15.750  13.500      14.87         14.87
NHTB   New Hampshire Thrift Bncshrs      73.61     71.39     94.29      32.41    12.375   12.750  11.750      11.46          9.71
NMSB   NewMil Bancorp Inc.                6.61     13.19      7.67      44.71     9.500    9.750   8.750       8.13          8.13
NSBC   NewSouth Bancorp, Inc.           112.14     50.52    125.85      81.47        NA       NA      NA         NA            NA
NSLB   NS&L Bancorp Inc.                 (2.09)     4.80      2.31      11.76    16.375   16.750  13.625      16.36         16.36
NSSB   Norwich Financial Corp.           10.50      9.80     12.92     116.12    18.750   23.250  18.000      14.27         12.80
NSSY   Norwalk Savings Society           18.85     12.91     (1.50)     73.61    23.250   26.000  22.938      20.69         19.95
NTMG   Nutmeg Federal S&LA                1.49      2.87     (4.05)      6.17     7.000    7.750   7.000       7.35          7.35
NWEQ   Northwest Equity Corp.            (5.89)    (3.06)    (5.66)     12.53    14.125   14.500  11.875      14.19         14.19
NWSB   Northwest Savings Bank (MHC)      17.91     12.38     20.45     385.70    15.375   15.750  13.250       8.30          7.79
NYB    New York Bancorp Inc.              6.79      8.88      2.00     620.15    29.000   33.500  24.875       9.81          9.81
OCFC   Ocean Financial Corp.             25.76     11.42      4.68     311.85    27.688   32.250  25.500      27.30         27.30
OCWN   Ocwen Financial Corporation       26.70     51.94     38.98     877.68    29.000   34.750  25.250       8.40          8.40
OFCP   Ottawa Financial Corp.             5.01      3.89      8.66     115.63    20.875   20.875  16.875      15.07         12.06
OHSL   OHSL Financial Corp.              26.23     13.35      9.81      30.05    23.750   23.750  21.000      21.00         21.00
PALM   Palfed, Inc.                      (5.74)     6.21      8.38      85.77    16.250   16.250  13.875      10.07         10.07
PAMM   PacificAmerica Money Center       (9.03)    48.64    (36.33)     66.08    30.000   35.000  28.000      13.35         13.35
PBCI   Pamrapo Bancorp Inc.               4.90     (4.20)     0.12      59.70    19.625   23.750  19.000      16.43         16.29
PBCT   People's Bank (MHC)               (5.60)   (13.48)    16.54   1,609.32    21.667   24.333  18.959      10.39         10.38
PBKB   People's Bancshares Inc.          42.44    (16.04)    (9.41)     59.27    12.000   13.000  10.500       8.57          8.21
PBNB   People's Savings Financial Cp.    (2.73)     5.47      2.00      72.94    32.000   32.875  27.500      24.14         22.61
PCBC   Perry County Financial Corp.      (3.45)     8.25     (1.59)     16.98    19.750   20.250  17.000      18.06         18.06
PCCI   Pacific Crest Capital             50.86      8.99     28.66      37.82    13.000   13.750  11.000       8.43          8.43
PDB    Piedmont Bancorp Inc.            (21.00)     1.10      4.78      28.88    10.875   11.125   9.250       7.31          7.31
PEEK   Peekskill Financial Corp.        (10.54)     5.74      6.45      49.65    13.875   15.250  13.500      14.58         14.58
PERM   Permanent Bancorp Inc.            10.39      0.67     13.94      50.86    20.750   22.500  20.375      19.05         18.89
PERT   Perpetual Bank (MHC)              40.67     34.97     41.90      47.02    25.500   26.500  22.563      19.81         19.81
PETE   Primary Bank                       7.78     11.91      4.09      54.27    17.500   18.375  15.250      13.82         13.79
PFDC   Peoples Bancorp                    4.14      1.71      4.18      51.28    22.500   23.000  19.500      18.86         18.86
PFED   Park Bancorp Inc.                 (0.48)    (2.99)    (1.62)     40.12    15.250   16.125  13.000      15.87         15.87
PFFB   PFF Bancorp Inc.                   1.77      3.88      6.64     348.64    14.375   16.938  14.250      14.09         13.93
PFFC   Peoples Financial Corp.            1.99     18.09      2.94      22.92    15.250   16.000  13.000      16.18         16.18
PFNC   Progress Financial Corporation    17.43     28.50      4.82      39.10     8.750    9.125   8.250       5.52          4.84
PFSB   PennFed Financial Services Inc    12.76     28.02      5.66     131.98    23.500   25.250  20.000      21.21         17.49

                                         Balance Sheet Growth as of
                                           The Most Recent Quarter              Market Data as of The Most Recent Quarter
                                       ----------------------------  ---------------------------------------------------------------
                                        Asset      Loan     Deposit    MRQ        MRQ       MRQ     MRQ   MRQ Publicly  MRQ Tangible
                                        Growth    Growth    Growth    Market     Price     Price   Price    Reported    Publicly Rep
                                         Rate      Rate      Rate     Value    Per Share   High     Low    Book Value    Book Value
Ticker           Short Name               (%)       (%)       (%)      ($)        ($)       ($)     ($)        ($)           ($)
- -------------------------------------  ----------------------------  ---------------------------------------------------------------
PFSL   Pocahontas FS&LA (MHC)             0.19      8.91     33.03      35.43    20.000   20.000  16.750      14.61         14.61
PHBK   Peoples Heritage Finl Group        4.42      1.46     (3.75)  1,070.33    30.750   32.000  26.188      15.76         13.30
PHFC   Pittsburgh Home Financial Corp    33.48     29.76      5.02      30.53    14.875   15.500  13.000      13.71         13.55
PHSB   Peoples Home Savings Bk (MHC)        NA        NA        NA      33.60        NA       NA      NA         NA            NA
PKPS   Poughkeepsie Financial Corp.       1.14      6.40      5.48      93.68     6.000    6.500   5.250       5.76          5.76
PLSK   Pulaski Savings Bank (MHC)        79.09        NA      3.73      27.95        NA       NA      NA         NA            NA
PMFI   Perpetual Midwest Financial        9.52     (3.79)     8.77      38.00    19.750   20.250  18.750      17.71         17.71
POBS   Portsmouth Bank Shares           (12.79)   (10.96)    (8.11)     98.36    15.000   16.000  13.480      11.25         11.25
PRBC   Prestige Bancorp Inc.             42.54     31.44     16.49      14.75    16.000   16.125  13.000      16.11         16.11
PROV   Provident Financial Holdings      11.85     11.49     12.98      95.79    15.125   17.188  13.750      17.06         17.06
PSBK   Progressive Bank Inc.              1.14      1.42      0.35     117.62    25.250   25.250  22.750      19.17         16.98
PSFC   Peoples-Sidney Financial Corp.     6.23      4.89      0.75      25.44        NA       NA      NA         NA            NA
PSFI   PS Financial Inc.                 (0.08)    (3.71)    (3.18)     31.64    13.125   14.250  11.750      14.88         14.88
PTRS   Potters Financial Corp.            9.63     29.27      2.82      10.71    20.000   20.250  19.188      21.39         21.39
PULB   Pulaski Bank, Svgs Bank (MHC)      3.15      7.20      2.68      41.36    19.250   20.000  14.500      11.04         11.04
PULS   Pulse Bancorp                      4.90     (9.95)     8.25      62.11    17.875   18.875  15.750      13.14         13.14
PVFC   PVF Capital Corp.                  9.98     11.72     (6.62)     44.14    16.750   18.000  15.000      10.77         10.77
PVSA   Parkvale Financial Corporation    11.55     31.60     12.22     112.17    27.250   29.500  24.500      17.91         17.76
PWBC   PennFirst Bancorp Inc.             4.29      5.84      4.37      71.38    13.750   14.500  13.500      12.77         11.65
PWBK   Pennwood Bancorp Inc.             10.47     15.91     16.01       9.00    14.125   14.500  13.000      15.30         15.30
QCBC   Quaker City Bancorp Inc.           8.57     (0.13)    18.63      89.00    15.600   16.400  14.200      14.56         14.54
QCFB   QCF Bancorp Inc.                   7.39        NA      8.18      31.73    19.125   19.750  17.500      18.98         18.98
QCSB   Queens County Bancorp Inc.         4.31      9.11     (0.52)    510.92    36.583   39.167  30.333      21.22         21.22
RARB   Raritan Bancorp Inc.              (0.27)    19.91     (0.85)     50.09    16.667   17.000  15.500      12.53         12.30
RCSB   RCSB Financial Inc.                7.14     34.51     (4.30)    694.90    40.938   41.125  29.500      21.42         20.90
REDF   RedFed Bancorp Inc.               11.86     21.16      3.96     116.41    14.125   15.438  12.875      10.37         10.36
RELI   Reliance Bancshares Inc.          20.01     33.61      2.63      20.70     7.250    7.750   6.625       8.89            NA
RELY   Reliance Bancorp Inc.             10.35     10.52      9.59     251.95    23.625   25.313  18.625      17.56         12.31
RIVR   River Valley Bancorp             (19.83)    (0.94)   (22.27)     18.45    13.750   15.500  13.250      14.37         14.15
ROSE   TR Financial Corp.                17.76     12.30     10.22     402.92    18.188   18.438  16.563      12.77         12.77
RSLN   Roslyn Bancorp Inc.              (84.97)    96.33    (47.40)    954.68    16.313   18.625  15.000      14.08         14.01
RVSB   Riverview Savings Bank (MHC)      (0.16)    10.37      4.01      53.61    18.000   21.000  15.227      10.36          9.40
SBCN   Suburban Bancorporation Inc.       5.84      9.92     13.90      30.60    17.500   19.375  15.250      18.02         18.02
SBFL   SB of the Finger Lakes (MHC)      24.73     14.70     12.22      30.79    15.000   15.750  13.250      11.27         11.27
SBOS   Boston Bancorp (The)             (36.27)   (23.33)     3.59         NA    41.750   42.250  36.250      40.29         40.29
SCBS   Southern Community Bancshares    (11.34)     0.97    (11.58)     17.34    13.563   14.000  13.000      13.54         13.54
SCCB   S. Carolina Community Bancshrs     4.29      3.05      6.45      13.38    19.000   20.500  15.000      17.11         17.11
SECP   Security Capital Corporation      (1.20)     3.71      5.36     876.58    86.000   88.000  70.000      59.17         59.17
SFED   SFS Bancorp Inc.                   9.59      0.35     10.69      22.56    16.250   18.000  14.750      17.26         17.26
SFFC   StateFed Financial Corporation    11.95     (2.25)    20.29      14.89    18.500   19.000  16.500      19.00         19.00
SFIN   Statewide Financial Corp.         26.00      2.67      1.42      89.16    14.750   17.500  14.125      13.21         13.18
SFNB   Security First Network Bank     (107.40)  (308.28)  (145.86)     68.52     8.000   13.500   8.000       3.79          3.73
SFSB   SuburbFed Financial Corp.          3.67     12.86     21.18      33.89    22.500   23.750  19.000      21.23         21.14
SFSL   Security First Corp.               6.71     12.32     (0.86)    110.07    18.875   19.250  17.500      11.88         11.67
SGVB   SGV Bancorp Inc.                  32.40      4.88     53.93      33.38    12.750   13.875  11.125      12.41         12.19
SHEN   First Shenango Bancorp Inc.       (4.80)    (2.92)     2.52      56.73    22.250   25.750  22.000      20.79         20.79
SISB   SIS Bancorp Inc.                  16.35      4.18     15.41     156.22    24.000   27.375  22.375      18.23         18.23
SKAN   Skaneateles Bancorp Inc.          (1.25)     1.12      0.72      20.59    19.125   20.000  16.000      17.41         16.84
SKBO   First Carnegie Deposit (MHC)         NA        NA        NA      32.49        NA       NA      NA         NA            NA
SMBC   Southern Missouri Bancorp Inc.    15.12     12.75     18.77      28.25    16.250   17.250  14.250      15.85         15.85
SMFC   Sho-Me Financial Corp.             8.72     15.20     20.62      56.21    29.500   30.250  21.750      20.99         20.99
SOBI   Sobieski Bancorp Inc.              0.52     16.92      0.07      11.39    14.750   15.000  13.750      17.52         17.52
SOPN   First Savings Bancorp Inc.         7.87      5.41     11.46      81.79    19.625   20.250  17.875      18.04         18.04
SOSA   Somerset Savings Bank              3.72     (0.26)     3.78      45.79     2.750    2.880   1.984       1.85          1.85
SPBC   St. Paul Bancorp Inc.             11.72     19.33      6.97     750.09    27.375   28.750  22.800      17.16         17.11
SRN    Southern Banc Company Inc.        (1.01)       NA     (2.00)     19.22    14.375   14.625  13.125      14.42         14.27
SSB    Scotland Bancorp Inc               5.04     10.83      6.78      29.21    15.500   16.750  14.250      13.74         13.74
SSFC   South Street Financial Corp.      17.97     (0.88)     0.89      76.44    16.125   17.000  13.750      14.64         14.64
SSM    Stone Street Bancorp Inc.         (1.19)     7.55     (1.72)     38.55    24.750   27.250  20.000      20.72         20.72
STFR   St. Francis Capital Corp.         48.15     37.00     55.55     193.90    29.500   32.250  26.000      23.89         21.02
STND   Standard Financial Inc.           13.91      7.19     13.61     403.08    22.875   23.625  19.375      16.74         16.72
STSA   Sterling Financial Corp.           5.43     14.39     14.77     105.32    17.125   17.375  13.625      10.98          9.31
SVRN   Sovereign Bancorp Inc.            36.19     26.10     54.16   1,112.98    12.000   14.000  10.938       6.60          4.84
SWBI   Southwest Bancshares             (11.31)     7.51     (3.34)     54.10    19.250   20.500  18.000      15.19         15.19

                                         Balance Sheet Growth as of
                                           The Most Recent Quarter              Market Data as of The Most Recent Quarter
                                       ----------------------------  ---------------------------------------------------------------
                                        Asset      Loan     Deposit    MRQ        MRQ       MRQ     MRQ   MRQ Publicl   MRQ Tangible
                                        Growth    Growth    Growth    Market     Price     Price   Price    Reported    Publicly Rep
                                         Rate      Rate      Rate     Value    Per Share   High     Low    Book Value    Book Value
Ticker           Short Name               (%)       (%)       (%)      ($)        ($)       ($)     ($)        ($)           ($)
- -------------------------------------  ----------------------------  ---------------------------------------------------------------
SWCB   Sandwich Co-operative Bank         9.20     18.89     (3.52)     60.04    28.000   34.000  28.000      20.55         19.59
SZB    SouthFirst Bancshares Inc.        (0.86)     4.35     (5.43)     13.87    14.250   14.500  12.875      15.82         15.82
TBK    Tolland Bank                       8.66     (0.92)     6.08      22.28    14.250   16.125  11.625      13.63         13.21
THR    Three Rivers Financial Corp.       8.49      7.37     (2.48)     13.18    14.375   15.250  13.750      15.23         15.17
THRD   TF Financial Corporation          (2.15)    10.92     (6.97)     82.77    17.750   19.250  16.250      18.51         16.13
TPNZ   Tappan Zee Financial Inc.         17.53     (6.57)    19.93      25.60    14.250   15.250  13.625      13.84         13.84
TRIC   Tri-County Bancorp Inc.            0.41      0.77      3.11      14.61    18.500   18.750  18.000      21.63         21.63
TSBS   Peoples Bancorp Inc. (MHC)        16.86      0.39     (5.22)    189.78    18.500   18.500  15.750      11.54         10.55
TSH    Teche Holding Co.                  4.78      4.34     12.46      60.16    16.375   16.375  14.375      15.23         15.23
TWIN   Twin City Bancorp                 (2.11)    (6.86)    (0.97)     17.39    19.000   19.000  17.500      15.82         15.82
UBMT   United Financial Corp.            14.97      4.96     (8.47)     28.14    19.500   19.750  18.750      19.94         19.94
UFRM   United Federal Savings Bank       14.39     17.64      9.82      37.56     9.625    9.625   8.000       6.70          6.70
USAB   USABancshares, Inc.               12.12     34.37     42.67       6.12        NA       NA      NA       8.31          8.10
VABF   Virginia Beach Fed. Financial      0.81      7.66    (11.31)     73.34    10.375   11.313   9.375       8.29          8.29
VFFC   Virginia First Financial Corp.     4.34      6.36     10.44     132.85    14.750   16.250  12.375      11.35         10.96
WAMU   Washington Mutual Inc.            13.46     24.81      3.63   7,541.97    48.313   58.875  42.750      19.53         18.42
WAYN   Wayne Savings & Loan Co. (MHC)     3.39      0.09      4.29      39.34    17.333   18.167  15.833      10.28         10.28
WBST   Webster Financial Corporation    170.11    138.84    123.82     551.15    35.125   41.000  35.125      23.72         19.96
WCBI   Westco Bancorp                    (1.38)     5.23     (1.35)     66.41    22.000   23.000  20.000      18.89         18.89
WCFB   Webster City Federal SB (MHC)     (2.77)    (5.91)    (7.07)     33.86    14.250   14.625  12.750      10.45         10.45
WEFC   Wells Financial Corp.              1.11      1.85     (1.13)     29.54    15.000   16.000  12.875      14.20         14.20
WEHO   Westwood Homestead Fin. Corp.     33.36     47.02     (0.02)     41.23    13.625   14.500  12.000      14.15         14.15
WES    Westcorp                           8.48     21.99      7.48     486.15    14.500   22.875  14.500      12.29         12.26
WFCO   Winton Financial Corp.            20.41     23.56     14.67      26.07    12.516   14.000  11.750      11.06         10.81
WFSG   Wilshire Financial Services      182.66    331.67    (30.80)    138.15    14.500   18.000  14.500       8.48          8.48
WFSL   Washington Federal Inc.           (1.98)     2.68      5.26   1,237.00    25.688   27.688  22.500      14.66         13.39
WHGB   WHG Bancshares Corp.              10.83      0.87     (0.07)     21.93    14.250   14.625  13.125      14.00         14.00
WOFC   Western Ohio Financial Corp.       7.43     12.60      8.97      49.87    21.500   22.500  21.000      23.21         21.88
WRNB   Warren Bancorp Inc.                2.58     (2.71)     2.39      64.63    16.250   16.250  14.750       9.88          9.88
WSB    Washington Savings Bank, FSB       2.65      3.38      1.95      26.55     4.938    5.625   4.875       5.05          5.05
WSFS   WSFS Financial Corporation        35.50     13.10      6.97     175.41    11.500   12.130  10.500       6.05          5.99
WSTR   WesterFed Financial Corp.        261.75    253.22    338.02     125.60    20.125   21.750  17.875      18.44         14.57
WVFC   WVS Financial Corporation          5.76      2.66      0.12      45.54    25.750   26.500  24.000      20.50         20.50
WWFC   Westwood Financial Corporation    10.98      1.93     12.20      13.87    20.000   20.000  15.750      15.42         13.67
WYNE   Wayne Bancorp Inc.                 2.22     20.99      4.37      42.59    16.250   18.000  14.875      16.57         16.57
YFCB   Yonkers Financial Corporation     34.00     14.93      7.34      49.29    15.250   15.250  12.750      13.68         13.68
YFED   York Financial Corp.              (0.92)    (6.39)    14.77     141.17    18.375   19.750  16.000      13.99         13.99
                                       ----------------------------  ---------------------------------------------------------------
       Average                           12.79     13.65     12.52     179.79     19.54    20.98   17.33      15.67         15.18

                                         Balance Sheet Growth as of
                                           The Most Recent Quarter              Market Data as of The Most Recent Quarter
                                       ----------------------------  ---------------------------------------------------------------
                                        Asset      Loan     Deposit    MRQ        MRQ       MRQ     MRQ   MRQ Publicly  MRQ Tangible
                                        Growth    Growth    Growth    Market     Price     Price   Price    Reported    Publicly Rep
                                         Rate      Rate      Rate     Value    Per Share   High     Low    Book Value    Book Value
Ticker           Short Name               (%)       (%)       (%)      ($)        ($)       ($)     ($)        ($)           ($)
- -------------------------------------  ----------------------------  ---------------------------------------------------------------
           Comparable Thrift Data

CAPS   Capital Savings Bancorp Inc.       3.78      5.69     19.73      33.11    13.750   14.750  12.750      10.89         10.89
FBCV   1ST Bancorp                       17.39     (1.48)    34.88      21.80    31.000   32.000  28.500      31.19         30.50
HBFW   Home Bancorp                       3.22      6.58      2.47      55.74    20.375   20.875  19.000      17.43         17.43
HMCI   HomeCorp Inc.                      0.74      0.96     (1.50)     24.76    14.167   15.167  12.667      12.52         12.52
KNK    Kankakee Bancorp Inc.             (9.43)    (8.16)     1.35      42.07    27.250   27.875  23.375      25.74         24.10
MBLF   MBLA Financial Corp.               1.69     14.13     27.48      30.93    20.625   20.750  19.000      21.51         21.51
MFBC   MFB Corp.                         18.48     20.53      4.32      33.17    19.750   19.750  16.625      19.59         19.59
PFDC   Peoples Bancorp                    4.14      1.71      4.18      51.28    22.500   23.000  19.500      18.86         18.86
WEFC   Wells Financial Corp.              1.11      1.85     (1.13)     29.54    15.000   16.000  12.875      14.20         14.20
WCBI   Westco Bancorp                    (1.38)     5.23     (1.35)     66.41    22.000   23.000  20.000      18.89         18.89
                                       ----------------------------  ---------------------------------------------------------------
       Average                            3.97      4.70      9.04      38.88    20.64    21.32   18.43       19.08         18.85
       Maximum                           18.48     20.53     34.88      66.41    31.00    32.00   28.50       31.19         30.50
       Minimum                           (9.43)    (8.16)    (1.50)     21.80    13.75    14.75   12.67       10.89         10.89

                                              Dividends                          Current Pricing Data as of 7/10/97
                                       -----------------------  --------------------------------------------------------------------
                                        Current   LTM Dividend   Price/                                     Price/       Price/Tang
                                       Dividend      Payout       LTM      Price/    Price/    Price/    Publicly Rep   Publicly Rep
                                         Yield       Ratio      Core EPS   Assets   Earnings   LTM EPS    Book Value     Book Value
Ticker           Short Name               ($)         (%)         (x)        (%)      (x)        (x)          (%)            (%)
- -------------------------------------  -----------------------  --------------------------------------------------------------------
%CAL   California Federal Bank, a FSB       NA           NA          NA        NA        NA         NA          NA             NA
%CCMD  Chevy Chase Bank, FSB                NA           NA          NA        NA        NA         NA          NA             NA
AABC   Access Anytime Bancorp, Inc.      0.000         0.00          NM      6.57     12.76         NM       96.61          96.61
AADV   Advantage Bancorp Inc.            1.013        33.66       16.32     12.50     13.53      39.11      141.42         152.69
ABBK   Abington Bancorp Inc.             1.481        21.16       16.36     10.39     12.98      14.29      151.18         168.86
ABCL   Alliance Bancorp Inc.             2.158        10.00       17.51     12.24     23.54      30.13      131.38         133.12
ABCW   Anchor BanCorp Wisconsin          1.131        16.84       13.52     12.03     12.76      17.55      192.38         196.27
AFBC   Advance Financial Bancorp         2.133           NA          NA     15.71        NA         NA      101.69         101.69
AFCB   Affiliated Community Bancorp      2.021        30.00       14.39     14.53     13.19      16.49      146.33         147.24
AFED   AFSALA Bancorp Inc.               1.024           NA          NA     14.93     18.60         NA       99.78         100.03
AFFFZ  America First Financial Fund      4.070        35.32        7.36     10.82     11.30       8.68      138.28         140.25
AHCI   Ambanc Holding Co. Inc.           0.000         0.00          NM     14.93     25.39         NM      117.33         117.33
AHM    Ahmanson & Company (H.F.)         1.903        49.72       15.07      9.47     11.45      26.13      227.27         266.72
ALBC   Albion Banc Corp.                 1.378       140.91       23.94      8.48     12.50     102.27       95.26          95.26
ALBK   ALBANK Financial Corporation      1.556        27.41       15.68     14.14     14.39      19.58      153.64         177.14
AMFB   American Federal Bank FSB         1.386        40.91       21.11     29.23     20.61      26.23      325.42         349.04
AMFC   AMB Financial Corp.               1.627           NA          NA     16.82     15.36         NA      103.22         103.22
ANA    Acadiana Bancshares Inc.          1.756           NA          NA     21.40     16.53         NA      122.75         122.75
ANBK   American National Bancorp         0.615        23.68       22.41     13.94     17.41      51.32      149.08         149.08
ANDB   Andover Bancorp Inc.              2.248        21.74       11.68     12.87     12.20      11.96      159.55         159.55
ASBI   Ameriana Bancorp                  3.636        80.56       16.18     13.37     15.28      22.92      123.32         123.41
ASBP   ASB Financial Corp.               3.333           NM       20.34     18.88     21.43      29.27      112.99         112.99
ASFC   Astoria Financial Corporation     1.297        25.29       17.26     12.78     16.06      26.58      168.12         202.05
ATSB   AmTrust Capital Corp.             1.592        11.36       46.53      9.31     20.94      28.55       91.57          92.58
AVND   Avondale Financial Corp.          0.000         0.00          NM      7.77        NM         NM       94.09          94.09
BANC   BankAtlantic Bancorp Inc.         0.803        12.03       18.59      9.70     12.95      15.10      176.18         216.42
BDJI   First Federal Bancorporation      0.000         0.00       19.54     13.09     22.87      38.70      117.14         117.14
BFD    BostonFed Bancorp Inc.            1.469        31.25       21.91     12.08     14.44      29.79      126.92         131.47
BFFC   Big Foot Financial Corp.          0.000           NA          NA     19.24     25.39         NA      113.24         113.24
BFSB   Bedford Bancshares Inc.           2.333        38.02       15.38     20.85     15.79      19.83      137.69         137.69
BKC    American Bank of Connecticut      3.765        51.18       14.88     14.96     11.95      12.88      187.59         196.25
BKCO   Bankers Corp.                     2.179        32.16       13.79     14.31     13.11      14.76      183.82         186.86
BKCT   Bancorp Connecticut Inc.          3.520        42.08       14.20     15.47     12.02      13.59      148.72         148.72
BKUNA  BankUnited Financial Corp.        0.000         0.00       19.10      6.16     21.09      44.02      138.13         171.90
BNKU   Bank United Corp.                 1.488           NA          NA     10.80     13.44         NA      208.91         213.66
BPLS   Bank Plus Corp.                   0.000         0.00          NM      6.30     12.36         NM      128.10         128.39
BSBC   Branford Savings Bank             1.706        13.79       16.17     17.33     14.65      16.17      181.71         181.71
BTHL   Bethel Bancorp                    2.560        20.83       16.89      6.89     16.45      13.02       91.17         108.60
BVCC   Bay View Capital Corp.            1.219        34.44       17.74     11.18     16.83      29.17      177.13         186.30
BWFC   Bank West Financial Corp.         2.036        48.28       26.96     16.68     21.48      23.71      108.95         108.95
BYFC   Broadway Financial Corp.          1.860           NM       51.19      8.08     38.39         NM       75.33          75.33
CAFI   Camco Financial Corp.             2.790        42.97       13.35     12.08     11.99      17.07      124.56         135.39
CAPS   Capital Savings Bancorp Inc.      1.371        27.63       15.77     13.92     15.09      23.03      160.70         160.70
CASB   Cascade Financial Corp.           0.000         0.00       20.00     10.20     19.44      26.42      165.29         165.29
CASH   First Midwest Financial Inc.      2.118        34.02       12.14     12.98     14.66      17.71      111.99         126.58
CATB   Catskill Financial Corp.          1.792           NA          NA     28.67     19.53         NA      106.29         106.29
CBCI   Calumet Bancorp Inc.              0.000         0.00       14.49     17.31     13.28      17.55      108.57         108.57
CBCO   CB Bancorp Inc.                   0.000         0.00       16.39     17.52     14.27      18.51      190.91         190.91
CBES   CBES Bancorp Inc.                 2.238           NA          NA     19.24     16.55         NA      104.65         104.65
CBK    Citizens First Financial Corp.    0.000           NA          NA     16.23     28.13         NA       98.99          98.99
CBNH   Community Bankshares Inc.         1.631        30.10       23.50     16.66     18.51      19.05      233.63         233.63
CBSA   Coastal Bancorp Inc.              1.580        27.40       13.26      5.29     11.87      20.80      156.98         185.89
CBSB   Charter Financial Inc.            1.803        32.10       17.23     18.97     17.07      21.91      134.27         153.02
CCFH   CCF Holding Company               3.308       318.18       50.38     16.54    103.91      75.57      115.61         115.61
CEBK   Central Co-operative Bank         1.610        10.96       13.43     12.17     12.42      13.61      116.43         130.76
CENB   Century Bancorp Inc.              2.807           NA          NA     29.04     15.22         NA       97.00          97.00
CENF   CENFED Financial Corp.            1.063        17.57       12.73      8.62     14.11      18.61      168.95         169.29
CFB    Commercial Federal Corporation    0.723        14.17       14.14     12.08     13.09      20.08      204.05         229.29
CFBC   Community First Banking Co.       0.000           NA          NA        NA        NA         NA          NA             NA
CFCP   Coastal Financial Corp.           1.492        38.37       26.22     23.08     20.80      28.05      378.73         378.73
CFFC   Community Financial Corp.         2.462        38.97       13.38     17.30     14.58      16.73      124.32         124.32
CFNC   Carolina Fincorp Inc.             1.311           NA          NA     25.98     21.18         NA      109.63         109.63
CFSB   CFSB Bancorp Inc.                 2.376        41.25       17.41     15.64     14.68      22.95      204.95         204.95
CFTP   Community Federal Bancorp         1.690        45.45       22.47     36.89     22.19      26.89      110.04         110.04

                                              Dividends                          Current Pricing Data as of 7/10/97
                                       -----------------------  --------------------------------------------------------------------
                                        Current   LTM Dividend   Price/                                     Price/       Price/Tang
                                       Dividend      Payout       LTM      Price/    Price/    Price/    Publicly Rep   Publicly Rep
                                         Yield       Ratio      Core EPS   Assets   Earnings   LTM EPS    Book Value     Book Value
Ticker           Short Name               ($)         (%)         (x)        (%)      (x)        (x)          (%)            (%)
- -------------------------------------  -----------------------  --------------------------------------------------------------------
CFX    CFX Corporation                   4.632        57.32       14.07     14.21     13.19      17.27      185.37         198.95
CIBI   Community Investors Bancorp       1.995        33.85       13.51     13.03     12.38      19.96      113.16         113.16
CKFB   CKF Bancorp Inc.                  2.597       165.52       22.38     29.65     22.92      22.13      116.03         116.03
CLAS   Classic Bancshares Inc.           2.000        27.66       21.21     14.05        NM      29.79       95.43         113.09
CMRN   Cameron Financial Corp            1.600        35.00       17.50     23.74     19.02      21.88      103.43         103.43
CMSB   Commonwealth Bancorp Inc.         1.723           NA          NA     12.43     14.51         NA      130.00         169.27
CMSV   Community Savings (MHC)           4.045       100.61       17.80     16.05     20.60      27.13      142.90         142.90
CNIT   CENIT Bancorp Inc.                2.041        44.12       17.38     11.37     19.76      24.02      160.24         175.19
CNSB   CNS Bancorp Inc.                  1.231           NA          NA     27.38     27.08         NA      110.32         110.32
CNY    Carver Bancorp Inc.               1.667         0.00          NM      6.56        NM         NM       81.30          84.93
COFD   Collective Bancorp Inc.           2.151        39.68       15.40     17.39     14.72      18.45      238.71         261.82
COFI   Charter One Financial             1.871        32.11       14.93     17.64     14.37      19.09      260.29         279.78
CONE   Conestoga Bancorp, Inc.              NA        28.17          NA        NA        NA         NA          NA             NA
COOP   Cooperative Bankshares Inc.       0.000         0.00      122.50     10.49     16.55         NM      140.08         140.08
CRZY   Crazy Woman Creek Bancorp         2.909        67.31       21.15     26.55     20.22      26.44       95.35          95.35
CSA    Coast Savings Financial           0.000         0.00       20.57      9.70     18.20      68.47      195.63         198.34
CSBF   CSB Financial Group Inc.          0.000         0.00       37.50     23.55     50.00      54.55       93.90          99.59
CTZN   CitFed Bancorp Inc.               0.785        15.29       16.63     11.95     14.76      23.97      188.74         211.91
CVAL   Chester Valley Bancorp Inc.       2.133        39.07       16.24     13.88     14.73      23.98      162.15         162.15
CZF    CitiSave Financial Corp           1.988       587.50       33.54     25.84     26.48      50.31      155.41         155.41
DCBI   Delphos Citizens Bancorp Inc.     0.000           NA          NA     28.80     14.00         NA      101.58         101.58
DIBK   Dime Financial Corp.              1.531        12.36       10.01     16.47      9.20      10.09      210.52         218.44
DIME   Dime Community Bancorp Inc.       0.935           NA          NA     20.42     18.51         NA      132.48         154.37
DME    Dime Bancorp Inc.                 0.000         0.00       13.12      9.87     13.96      16.81      172.96         174.53
DNFC   D & N Financial Corp.             0.000         0.00       12.42     10.34     12.50      18.10      179.92         181.99
DSL    Downey Financial Corp.            1.391        36.72       16.31     11.21     12.50      27.71      153.54         155.83
EBSI   Eagle Bancshares                  3.288        67.44       15.87     12.47     16.90      21.22      143.25         143.25
EFBC   Empire Federal Bancorp Inc.       2.087           NA          NA     34.52        NA         NA       93.65          93.65
EFBI   Enterprise Federal Bancorp        5.263       147.06       19.79     14.88     15.32      22.35      120.71         120.87
EGFC   Eagle Financial Corp.             2.921        51.69       13.35      9.49     13.13      17.70      137.49         182.61
EGLB   Eagle BancGroup Inc.              0.000           NA          NA     11.89     40.00         NA       98.28          98.28
EIRE   Emerald Isle Bancorp Inc.         1.436        17.62       12.91     10.58     12.83      13.64      151.99         151.99
EMLD   Emerald Financial Corp.           1.778        39.47       14.06     11.61     11.64      17.76      154.64         157.34
EQSB   Equitable Federal Savings Bank    0.000         0.00       11.71      7.93      9.65      18.75      156.56         156.56
ESBK   Elmira Savings Bank (The)         3.282        71.91       22.67      6.19     20.31      21.91       96.53         100.83
ESX    Essex Bancorp Inc.                0.000         0.00          NM      0.81        NM         NM          NM             NM
ETFS   East Texas Financial Services     1.111        51.28       25.71     17.39     23.68      46.15       91.42          91.42
FAB    FirstFed America Bancorp Inc.     0.000           NA          NA     15.77        NA         NA      126.51         126.51
FBBC   First Bell Bancorp Inc.           2.443       331.68       13.88     15.71     14.62      16.21      154.05         154.05
FBCI   Fidelity Bancorp Inc.             1.652        29.89       15.88     11.13     13.45      22.27      109.22         109.53
FBCV   1ST Bancorp                       1.280        42.37      208.33      7.98     10.02      34.34      100.19         102.46
FBER   1st Bergen Bancorp                0.780           NA          NA     18.38     21.35         NA      111.74         111.74
FBHC   Fort Bend Holding Corp.           0.949        30.77       18.21      8.22     11.90      32.42      131.64         142.03
FBNW   FirstBank Corp.                   0.000           NA          NA        NA        NA         NA          NA             NA
FBSI   First Bancshares Inc.             0.920        16.95       14.80     15.77     13.94      18.43      109.85         110.02
FCB    Falmouth Co-Operative Bank        1.212        19.23       32.35     26.59     34.38      31.73      108.77         108.77
FCBF   FCB Financial Corp.               2.642        71.29       22.90     24.76     22.71      26.98      141.56         141.56
FCIT   First Citizens Financial Corp.    0.000         0.00       19.86     13.74     18.39      29.70      224.98         224.98
FCME   First Coastal Corporation         0.000         0.00        2.04      8.65     12.66       1.85       97.32          97.32
FDEF   First Defiance Financial          2.133        69.77       26.79     25.88     22.06      34.88      120.87         120.87
FED    FirstFed Financial Corp.          0.000         0.00       17.26      8.17     16.63      34.34      172.82         175.10
FESX   First Essex Bancorp Inc.          2.704        32.65       13.76     11.58     15.85      12.07      158.48         183.94
FFBA   First Colorado Bancorp Inc.       2.301        44.30       17.87     20.97     16.49      24.21      164.87         167.18
FFBH   First Federal Bancshares of AR    0.958           NA          NA     19.66     15.81         NA      124.33         124.33
FFBI   First Financial Bancorp Inc.      0.000         0.00       19.33      8.36     12.67         NM      107.14         107.14
FFBS   FFBS BanCorp Inc.                 1.923        51.55       21.14     31.47     19.12      26.80      152.85         152.85
FFBZ   First Federal Bancorp Inc.        1.412        29.11       15.89     13.94     17.00      21.52      202.86         203.11
FFCH   First Financial Holdings Inc.     2.233        50.75       16.04     12.74     14.40      24.07      207.13         207.13
FFDB   FirstFed Bancorp Inc.             2.817        59.26       13.98     12.27     12.68      21.91      121.99         133.06
FFDF   FFD Financial Corp.               2.051           NA          NA     24.94     26.12         NA      100.79         100.79
FFED   Fidelity Federal Bancorp          4.571       466.67       32.41      8.71     10.94      58.33      169.25         169.25
FFES   First Federal of East Hartford    2.051        39.22       11.99      7.95     15.90      19.12      127.17         127.17
FFFC   FFVA Financial Corp.              1.809        36.21       18.82     21.81     16.58      22.87      156.16         159.73
FFFD   North Central Bancshares Inc.     1.563        26.88       14.95     26.96     14.81      17.20      109.66         109.66

                                              Dividends                          Current Pricing Data as of 7/10/97
                                       -----------------------  --------------------------------------------------------------------
                                        Current   LTM Dividend   Price/                                     Price/       Price/Tang
                                       Dividend      Payout       LTM      Price/    Price/    Price/    Publicly Rep   Publicly Rep
                                         Yield       Ratio      Core EPS   Assets   Earnings   LTM EPS    Book Value     Book Value
Ticker           Short Name               ($)         (%)         (x)        (%)      (x)        (x)          (%)            (%)
- -------------------------------------  -----------------------  --------------------------------------------------------------------
FFFG   F.F.O. Financial Group Inc.       0.000         0.00       13.97     12.51     16.96      19.00      193.09         193.09
FFFL   Fidelity Bankshares Inc. (MHC)    4.000       153.06       25.32     14.60     27.78      40.82      165.56         166.94
FFHC   First Financial Corp.             2.025        39.13       15.67     18.57     14.52      21.47      265.93         274.05
FFHH   FSF Financial Corp.               2.778        68.49       19.57     15.17     18.00      24.66      113.42         113.42
FFHS   First Franklin Corporation        1.600       123.08       18.02     10.42     17.24      76.92      118.13         118.98
FFIC   Flushing Financial Corp.          1.171        13.79       24.70     20.44     20.50      23.56      127.65         127.65
FFKY   First Federal Financial Corp.     2.419        45.79       16.80     24.05     14.53      20.09      176.81         188.27
FFLC   FFLC Bancorp Inc.                 1.761        44.68       19.89     17.80     17.03      28.99      122.97         122.97
FFOH   Fidelity Financial of Ohio        1.867        48.89       20.00     16.35     17.05      33.33      124.69         141.91
FFPB   First Palm Beach Bancorp Inc.     1.860           NM      215.00     10.37     17.53         NM      153.28         157.32
FFSL   First Independence Corp.          2.151        44.27       15.71     10.70     18.16      24.22      101.88         101.88
FFSX   First Fed SB of Siouxland(MHC)    2.021        68.39       19.96     14.51     19.15      35.45      178.30         179.92
FFWC   FFW Corp.                         2.571        30.77       11.72     12.32     11.11      14.36      123.08         123.08
FFWD   Wood Bancorp Inc.                 1.739        31.31       18.11     21.00     15.13      23.23      165.35         165.35
FFYF   FFY Financial Corp.               2.673        56.52       16.47     18.93     13.93      22.77      134.30         134.30
FGHC   First Georgia Holding Inc.        0.688        18.38       21.53     16.08     14.90      26.72      189.95         208.33
FIBC   Financial Bancorp Inc.            2.105        40.63       13.01     12.34     13.57      23.75      126.75         127.43
FISB   First Indiana Corporation         2.133        37.07          NA     15.96     14.80      18.29      166.54         168.67
FKFS   First Keystone Financial          0.856         7.52       11.93      9.12     10.08      17.58      129.00         129.00
FKKY   Frankfort First Bancorp Inc.      3.892           NM       25.00     24.40     23.13      35.58       93.15          93.15
FLAG   FLAG Financial Corp.              2.325           NM       97.50     13.41     12.19         NM      142.68         142.68
FLFC   First Liberty Financial Corp.     1.798        29.87       15.45     13.77     12.64      17.80      187.45         209.51
FLGS   Flagstar Bancorp Inc.             0.000           NA          NA        NA        NM         NA          NA             NA
FLKY   First Lancaster Bancshares        3.279           NA          NA     36.15     23.83         NA      105.61         105.61
FMBD   First Mutual Bancorp Inc.         2.065       238.46       50.00     13.66    193.75     119.23       93.37         121.38
FMCO   FMS Financial Corporation         0.816        14.71       11.89     10.56     11.14      18.01      167.92         171.45
FMSB   First Mutual Savings Bank         1.096        12.73       13.32     11.55     12.01      12.76      172.99         172.99
FNGB   First Northern Capital Corp.      2.844        78.21       19.23     16.09     18.15      28.85      139.84         139.84
FOBC   Fed One Bancorp                   2.729        61.29       15.63     14.99     16.10      22.85      124.49         130.69
FPRY   First Financial Bancorp              NA        39.66          NA        NA        NA         NA          NA             NA
FRC    First Republic Bancorp            0.000         0.00       18.26     10.70     15.38      16.23      144.38         144.47
FSBI   Fidelity Bancorp Inc.             1.800        27.93       12.05      9.40     12.50      19.05      134.95         134.95
FSFC   First Southeast Financial Corp    1.699           NM       19.89     18.52     16.82         NM      181.09         181.09
FSLA   First Savings Bank (MHC)          1.761        54.81       22.71     19.27     20.04      40.07      209.62         236.55
FSNJ   First Savings Bk of NJ (MHC)      1.681           NM       66.11     15.76     33.81         NM      183.87         183.87
FSPG   First Home Bancorp Inc.           2.038        23.46       11.03     10.46     10.44      12.11      158.78         161.66
FSPT   FirstSpartan Financial Corp.      0.000           NM          NA        NA        NA         NM          NA             NA
FSSB   First FS&LA of San Bernardino     0.000         0.00          NM      3.05        NM         NM       70.36          73.03
FSTC   First Citizens Corp.              1.630        27.85       17.20     15.13     48.21      17.09      165.75         220.95
FTF    Texarkana First Financial Corp    2.715       261.36       12.73     22.49     12.28      15.63      140.31         140.31
FTFC   First Federal Capital Corp.       2.021        39.89       16.05     14.18     15.63      22.20      223.00         237.98
FTNB   Fulton Bancorp Inc.               0.988           NA          NA     35.00     36.16         NA      139.94         139.94
FTSB   Fort Thomas Financial Corp.       2.381           NM       22.34     16.58     17.50      36.21      103.04         103.04
FWWB   First SB of Washington Bancorp    1.266        23.16       20.87     23.10     17.84      23.29      145.08         157.70
GAF    GA Financial Inc.                 2.192        26.25       20.74     22.89     19.01      22.81      122.16         123.48
GBCI   Glacier Bancorp Inc.              2.648        39.16       14.86     22.31     15.63      16.63      233.27         240.07
GDVS   Greater Delaware Valley (MHC)     2.182           NM       68.75     22.62     24.26         NM      197.13         197.13
GDW    Golden West Financial             0.608         6.37        9.27     10.74     12.47      11.23      171.40         171.40
GFCO   Glenway Financial Corp.           2.566        70.62       15.77     10.79     13.80      28.19      114.92         116.74
GFED   Guaranty Federal SB (MHC)         2.254       113.33       36.22     28.30     31.70      59.17      204.49         204.49
GFSB   GFS Bancorp Inc.                  1.874        23.81       13.34     15.55     12.39      16.52      134.32         134.32
GLBK   Glendale Co-Operative Bank        0.000         0.00       25.23     18.08     24.11      24.55      110.38         110.38
GLN    Glendale Federal Bank FSB         0.000         0.00       20.86      9.07     21.02      81.62      181.25         194.87
GOSB   GSB Financial Corporation         0.000           NA          NA        NA        NM         NA          NA             NA
GPT    GreenPoint Financial Corp.        1.566        25.22       21.08     22.58     16.99      18.95      184.77         322.44
GRTR   Greater New York Savings Bank     0.914        12.35       31.25     11.64     27.34      27.01      190.55         190.55
GSBC   Great Southern Bancorp Inc.       2.443        36.90       13.76     19.98     11.70      15.60      222.79         222.79
GSFC   Green Street Financial Corp.      2.496           NA          NA     43.44     25.92         NA      120.39         120.39
GSLA   GS Financial Corp.                0.000           NA          NA        NA        NA         NA          NA             NA
GTFN   Great Financial Corporation       1.765        33.10       23.94     15.94     16.04      23.45      171.46         179.23
GTPS   Great American Bancorp            2.424       250.00       43.42     21.06     41.25     103.13       89.87          89.87
GUPB   GFSB Bancorp Inc.                 2.105       111.94       22.62     18.35     22.62      28.36      112.56         112.56
GWBC   Gateway Bancorp Inc.              2.254        76.92          NA     29.02     23.36      34.13      111.22         111.22
HALL   Hallmark Capital Corp.            0.000         0.00       13.68      7.67     11.82      17.98      109.74         109.74

                                              Dividends                          Current Pricing Data as of 7/10/97
                                       -----------------------  --------------------------------------------------------------------
                                        Current   LTM Dividend   Price/                                     Price/       Price/Tang
                                       Dividend      Payout       LTM      Price/    Price/    Price/    Publicly Rep   Publicly Rep
                                         Yield       Ratio      Core EPS   Assets   Earnings   LTM EPS    Book Value     Book Value
Ticker           Short Name               ($)         (%)         (x)        (%)      (x)        (x)          (%)            (%)
- -------------------------------------  -----------------------  --------------------------------------------------------------------
HARB   Harbor Florida Bancorp Inc.       3.111        64.77       17.72     20.21     17.05      23.32      245.90         255.54
HARL   Harleysville Savings Bank         1.720        27.19       12.77     11.54     11.63      18.16      181.36         181.36
HARS   Harris Savings Bank (MHC)         2.651       156.76       23.78     12.63     13.02      59.12      159.56         184.91
HAVN   Haven Bancorp Inc.                1.622        27.15       11.21      9.27     12.50      16.74      159.97         160.59
HBBI   Home Building Bancorp             1.364        96.77       29.33     14.65     16.18      70.97      110.66         110.66
HBEI   Home Bancorp of Elgin Inc.        2.133           NA          NA     36.64     33.48         NA      130.30         130.30
HBFW   Home Bancorp                      0.941        28.17       18.97     17.01     16.10      29.93      121.92         121.92
HBNK   Highland Federal Bank FSB         0.000         0.00       25.00     11.88     11.36      43.86      159.24         159.24
HBS    Haywood Bancshares Inc.           3.200        63.53       14.46     14.97     17.50      20.59      105.93         109.99
HCBB   HCB Bancshares Inc.               0.000           NA          NA        NA        NA         NA          NA             NA
HCFC   Home City Financial Corp.         2.188           NA          NA     20.41     18.28         NA       91.12          91.12
HEMT   HF Bancorp Inc.                   0.000         0.00       52.72      9.08     59.31         NM      110.60         135.18
HFFB   Harrodsburg First Fin Bancorp     2.581        94.83       20.95     29.01     20.39      26.72      101.51         101.51
HFFC   HF Financial Corp.                1.674        32.94       14.73     11.48     12.80      20.09      130.22         130.54
HFGI   Harrington Financial Group        0.941         0.00       17.00      8.06     12.26      25.00      168.43         168.43
HFNC   HFNC Financial Corp.              1.882       961.11       20.66     30.34     30.99      27.55      161.16         161.16
HFSA   Hardin Bancorp Inc.               3.148        78.43       18.37     12.68     17.33      29.90       99.22          99.22
HHFC   Harvest Home Financial Corp.      3.333           NM       24.00     13.50     16.67      52.17      108.01         108.01
HIFS   Hingham Instit. for Savings       2.182        27.17       12.72     13.92     11.22      12.72      145.79         145.79
HMCI   HomeCorp Inc.                     0.000         0.00       20.60      7.36     17.41      73.13      116.81         116.81
HMLK   Hemlock Federal Financial Corp    0.000           NA          NA        NA        NA         NA          NA             NA
HMNF   HMN Financial Inc.                0.000         0.00       19.23     17.13     14.80      22.50      120.26         120.26
HOMF   Home Federal Bancorp              1.770        19.40       12.96     14.43     11.58      14.95      170.80         176.56
HPBC   Home Port Bancorp Inc.            3.951        44.38       12.05     19.71     12.05      11.98      182.27         182.27
HRBF   Harbor Federal Bancorp Inc.       2.025        74.07       23.24     15.79     20.57      36.57      122.75         122.75
HRZB   Horizon Financial Corp.           2.452        62.71       15.99     23.42     14.57      15.69      153.75         153.75
HTHR   Hawthorne Financial Corp.         0.000         0.00       34.12      3.96     18.57      40.73      102.06         102.06
HVFD   Haverfield Corporation            2.154        61.93       16.05     14.51     15.12      29.55      172.87         172.87
HWEN   Home Financial Bancorp            1.333           NA          NA     18.48     22.06         NA       99.21          99.21
HZFS   Horizon Financial Svcs Corp.      1.684        41.56       17.92     10.32     13.19      24.68       98.29          98.29
IBSF   IBS Financial Corp.               1.730       131.71       30.83     27.53     35.58      52.86      161.57         161.57
IFSB   Independence Federal Savings      2.214         0.00       15.29      4.84     10.80      34.27       74.22          84.65
IFSL   Indiana Federal Corporation       2.504        66.06       18.55     16.80     15.29      26.38      191.28         203.61
INBI   Industrial Bancorp                3.475        61.11       17.48     22.38     14.39      30.70      121.06         121.06
INCB   Indiana Community Bank SB         2.400           NM       31.25     15.14     25.00     100.00      122.25         122.25
IPSW   Ipswich Savings Bank              1.412        13.70       14.78     12.20     11.18      11.64      197.90         197.90
ISBF   ISB Financial Corporation         1.667        42.68       21.62     17.90     20.69      29.27      137.54         162.16
ITLA   ITLA Capital Corp.                0.000         0.00       12.50     16.42     11.81      12.50      144.44         145.05
IWBK   InterWest Bancorp Inc.            1.529        30.51       17.07     17.77     16.09      22.18      265.02         271.25
JOAC   Joachim Bancorp Inc.              3.448       200.00       37.18     30.92     51.79      58.00      106.70         106.70
JSBA   Jefferson Savings Bancorp         1.356        43.04       14.97     11.31     12.50      37.34      127.05         166.76
JSBF   JSB Financial Inc.                3.182        47.89       17.81     28.25     17.46      16.86      127.46         127.46
JXSB   Jacksonville Savings Bk (MHC)     2.353       125.00       26.15     13.20     21.25      53.13      128.21         128.21
JXVL   Jacksonville Bancorp Inc.         3.306           NA          NA     17.82     13.50         NA      113.98         113.98
KFBI   Klamath First Bancorp             1.524        48.28       23.16     28.68     18.23      33.94      127.93         127.93
KNK    Kankakee Bancorp Inc.             1.620        29.37       15.76     12.29     14.52      20.72      115.09         122.93
KSAV   KS Bancorp Inc.                   2.353        92.78       12.92     16.79     14.06      19.72      121.43         121.51
KSBK   KSB Bancorp Inc.                  0.533         6.08       12.10     13.27     13.55      13.68      185.11         196.76
KYF    Kentucky First Bancorp Inc.       4.040       648.15       17.93     18.36     15.47      22.92      113.95         113.95
LARK   Landmark Bancshares Inc.          1.975        41.67       16.60     16.36     15.82      21.09      111.82         111.82
LARL   Laurel Capital Group Inc.         2.071        28.47       11.81     15.26     11.55      14.76      146.45         146.45
LFBI   Little Falls Bancorp Inc.         0.774        37.50       29.25     14.02     22.79      55.36      108.47         117.87
LFCO   Life Financial Corp.              0.000           NA          NA     11.54      2.02         NA      157.99         157.99
LFED   Leeds Federal Savings Bk (MHC)    3.897       107.81       21.91     23.90     19.50      30.47      147.62         147.62
LIFB   Life Bancorp Inc.                 1.882        44.00       20.08     17.83     17.71      25.50      165.37         170.57
LISB   Long Island Bancorp Inc.          1.684        35.71       21.46     14.84     17.46      25.45      164.78         166.39
LOGN   Logansport Financial Corp.        2.883       485.71       15.42     21.98     15.77      19.82      111.80         111.80
LONF   London Financial Corporation      1.627           NA          NA     20.03     21.69         NA      100.82         100.82
LSBI   LSB Financial Corp.               1.600        29.88       23.28     10.18     12.35      19.85      104.27         104.27
LSBX   Lawrence Savings Bank             0.000         0.00        9.96     15.87     10.99       9.96      180.59         180.59
LVSB   Lakeview Financial                0.758         9.51       18.86     15.78     15.28      13.15      165.75         207.29
LXMO   Lexington B&L Financial Corp.     1.860           NA          NA     29.36     31.01         NA      106.30         106.30
MAFB   MAF Bancorp Inc.                  0.961        14.96       13.87     14.08     12.77      18.67      178.57         205.69
MARN   Marion Capital Holdings           3.826        65.04       15.44     24.11     11.98      18.70      104.59         104.59

                                              Dividends                          Current Pricing Data as of 7/10/97
                                       -----------------------  --------------------------------------------------------------------
                                        Current   LTM Dividend   Price/                                     Price/       Price/Tang
                                       Dividend      Payout       LTM      Price/    Price/    Price/    Publicly Rep   Publicly Rep
                                         Yield       Ratio      Core EPS   Assets   Earnings   LTM EPS    Book Value     Book Value
Ticker           Short Name               ($)         (%)         (x)        (%)      (x)        (x)          (%)            (%)
- -------------------------------------  -----------------------  --------------------------------------------------------------------
MASB   MASSBANK Corp.                    2.233        27.48       14.75     14.42     13.44      13.70      144.45         144.45
MBB    MSB Bancorp Inc.                  3.000       181.82       19.80      7.00     20.83      60.61      101.42         236.13
MBBC   Monterey Bay Bancorp Inc.         0.615        31.25       28.02     12.48     27.08      50.78      108.26         118.10
MBLF   MBLA Financial Corp.              1.702        40.82       18.36     14.74     21.76      23.98      109.25         109.25
MBSP   Mitchell Bancorp Inc.             0.000           NA          NA     46.76     24.08         NA      107.94         107.94
MCBN   Mid-Coast Bancorp Inc.            2.667        54.84       13.00      7.76      9.20      20.97       90.24          90.24
MCBS   Mid Continent Bancshares Inc.     1.356        22.86       14.82     15.56     14.75      16.86      151.59         151.59
MDBK   Medford Savings Bank              2.351        37.50       14.11     13.19     12.76      13.67      149.90         161.95
MECH   Mechanics Savings Bank            0.000           NA          NA     12.91     12.34         NA      132.76         132.76
MERI   Meritrust Federal SB              1.795        38.24       14.23     13.21     11.61      22.94      167.10         167.10
METF   Metropolitan Financial Corp.      0.000           NA          NA      7.43     12.50         NA      194.73         217.11
MFBC   MFB Corp.                         1.673        32.35       19.13     14.16     15.94      28.13       97.63          97.63
MFCX   Marshalltown Financial Corp.      0.000         0.00       30.57     18.67     24.73      57.98      119.58         119.58
MFFC   Milton Federal Financial Corp.    4.404       706.98       23.90     17.74     26.20      31.69      111.50         111.50
MFLR   Mayflower Co-operative Bank       3.478        36.84       14.02     12.32     11.35      12.97      130.58         132.90
MFSL   Maryland Federal Bancorp          1.793        33.43       14.08     12.38     15.49      20.66      147.67         149.55
MGNL   Magna Bancorp Inc.                2.259        39.77       17.03     26.42     16.60      20.12      276.41         285.62
MIFC   Mid-Iowa Financial Corp.          0.914        12.90          NA     11.87     11.51      14.11      130.40         130.60
MIVI   Mississippi View Holding Co.      1.067        41.38       17.65     17.61     17.86      25.86       96.46          96.46
MLBC   ML Bancorp Inc.                   2.071        31.15       18.05     10.26     15.58      15.83      148.22             NA
MONT   Montgomery Financial Corp.        3.596           NA          NA        NA        NA         NA          NA             NA
MRKF   Market Financial Corporation      0.000           NA          NA     31.41        NA         NA       90.82          90.82
MSBF   MSB Financial Inc.                1.956        40.00       18.12     23.85     17.89      22.90      143.56         143.56
MSBK   Mutual Savings Bank FSB           0.000         0.00          NM      6.85        NM      66.41      114.12         114.12
MWBI   Midwest Bancshares Inc.           1.832        32.56       11.95      8.21     12.41      19.04      118.32         118.32
MWBX   MetroWest Bank                    2.064        31.63       11.86     14.61     12.11      11.86      199.08         199.08
MWFD   Midwest Federal Financial         1.679        26.05       16.88     16.36     12.66      17.02      189.96         197.75
NASB   North American Savings Bank       1.592        17.42       13.40     16.45      9.66      13.09      206.37         213.29
NBN    Northeast Bancorp                 2.169        44.44       22.35      7.60     12.72      20.49      109.34         126.50
NBSI   North Bancshares Inc.             2.400        82.35       28.57     17.25     22.73      39.22      118.06         118.06
NEIB   Northeast Indiana Bancorp         2.000        33.70       14.81     16.31     13.33      17.39      107.60         107.60
NHTB   New Hampshire Thrift Bncshrs      3.150       108.70       22.36     10.35     12.80      34.51      138.53         163.49
NMSB   NewMil Bancorp Inc.               2.087        37.29       20.18     14.10     17.97      19.49      141.45         141.45
NSBC   NewSouth Bancorp, Inc.            1.429           NA          NA        NA        NA         NA          NA             NA
NSLB   NS&L Bancorp Inc.                 3.008       113.64       28.66     20.25     21.88      37.78      101.62         101.62
NSSB   Norwich Financial Corp.           2.605        43.08       17.62     16.56     14.93      16.54      150.67         167.97
NSSY   Norwalk Savings Society           1.306         8.20       46.40     11.92     17.81      12.55      148.02         153.51
NTMG   Nutmeg Federal S&LA               0.000        30.00       25.00      6.58     13.28      34.00      115.65         115.65
NWEQ   Northwest Equity Corp.            3.213        47.62       14.09     13.18     12.88      17.78      105.27         105.27
NWSB   Northwest Savings Bank (MHC)      1.939        55.26       19.64     19.31     20.63      28.95      198.80         211.81
NYB    New York Bancorp Inc.             2.092        25.18       16.56     19.73     11.81      17.00      389.91         389.91
OCFC   Ocean Financial Corp.             2.302           NA          NA     22.68     20.68         NA      127.29         127.29
OCWN   Ocwen Financial Corporation       0.000           NA          NA     33.13     13.00         NA      389.88         389.88
OFCP   Ottawa Financial Corp.            1.702        50.00       19.92     13.79     17.28      33.57      155.94         194.86
OHSL   OHSL Financial Corp.              3.538        76.70       16.92     13.07     14.81      24.15      118.45         118.45
PALM   Palfed, Inc.                      0.738       150.00       23.21     13.08     16.25         NM      161.37         161.37
PAMM   PacificAmerica Money Center       0.000           NA          NA     58.82      6.78         NA      262.17         262.17
PBCI   Pamrapo Bancorp Inc.              4.762        95.36       15.67     16.37     12.50      21.65      127.81         128.91
PBCT   People's Bank (MHC)               2.528        42.42       24.65     21.35     18.32      19.98      253.85         254.09
PBKB   People's Bancshares Inc.          2.667        25.83       21.71     10.80     11.46      13.75      192.53         200.97
PBNB   People's Savings Financial Cp.    2.405        43.19       18.84     15.22     17.71      17.96      158.45         169.17
PCBC   Perry County Financial Corp.      1.905        50.00       16.15     21.30     16.94      26.25      116.28         116.28
PCCI   Pacific Crest Capital             0.000         0.00       14.80     11.03     11.92      12.50      152.73         152.73
PDB    Piedmont Bancorp Inc.             3.810           NM       26.92     24.37     18.75         NM      143.64         143.64
PEEK   Peekskill Financial Corp.         2.323        63.16       20.95     27.19     22.79      27.19      106.31         106.31
PERM   Permanent Bancorp Inc.            1.649        46.61       21.65     11.75     20.91      41.10      127.30         128.37
PERT   Perpetual Bank (MHC)              4.480       106.19       20.03     19.14     19.53      27.65      157.75         157.75
PETE   Primary Bank                      0.000         0.00       16.35     12.46     16.25      15.85      188.13         188.54
PFDC   Peoples Bancorp                   2.667        44.03       12.36     18.11     12.50      16.79      119.30         119.30
PFED   Park Bancorp Inc.                 0.000           NA          NA     22.54     21.71         NA      103.97         103.97
PFFB   PFF Bancorp Inc.                  0.000         0.00       32.46     13.75     33.04     123.33      131.30         132.81
PFFC   Peoples Financial Corp.           3.252           NA          NA     25.56     27.46         NA       95.02          95.02
PFNC   Progress Financial Corporation    0.780        14.63       18.98      9.76      9.15      25.00      185.69         211.78
PFSB   PennFed Financial Services Inc    1.023        10.29       13.35     10.54     12.44      20.13      129.07         156.52

                                              Dividends                          Current Pricing Data as of 7/10/97
                                       -----------------------  --------------------------------------------------------------------
                                        Current   LTM Dividend   Price/                                     Price/       Price/Tang
                                       Dividend      Payout       LTM      Price/    Price/    Price/    Publicly Rep   Publicly Rep
                                         Yield       Ratio      Core EPS   Assets   Earnings   LTM EPS    Book Value     Book Value
Ticker           Short Name               ($)         (%)         (x)        (%)      (x)        (x)          (%)            (%)
- -------------------------------------  -----------------------  --------------------------------------------------------------------
PFSL   Pocahontas FS&LA (MHC)            4.138        65.50       14.60      9.49     13.94      16.86      148.87         148.87
PHBK   Peoples Heritage Finl Group       1.876        31.51       16.40     19.98     15.99      17.52      243.50         288.53
PHFC   Pittsburgh Home Financial Corp    1.548           NA          NA     12.97     16.85         NA      113.06         114.39
PHSB   Peoples Home Savings Bk (MHC)     0.000           NM          NA        NA        NA         NM          NA             NA
PKPS   Poughkeepsie Financial Corp.      1.344        76.92          NA     10.88     20.66      57.22      129.13         129.13
PLSK   Pulaski Savings Bank (MHC)        2.222           NA          NA        NA        NA         NA          NA             NA
PMFI   Perpetual Midwest Financial       1.500       200.00       40.00      9.59     22.73     133.33      112.93         112.93
POBS   Portsmouth Bank Shares            3.582        82.52       19.03     37.41     16.11      16.58      148.89         148.89
PRBC   Prestige Bancorp Inc.             0.744           NA          NA     11.69     17.53         NA      100.09         100.09
PROV   Provident Financial Holdings      0.000           NA          NA     15.74     19.66         NA      110.64         110.64
PSBK   Progressive Bank Inc.             2.211        23.26       12.50     13.40     13.98      12.55      160.41         181.10
PSFC   Peoples-Sidney Financial Corp.    0.000           NA          NA        NA        NA         NA          NA             NA
PSFI   PS Financial Inc.                 2.207           NA          NA     42.13     18.13         NA       97.45          97.45
PTRS   Potters Financial Corp.           1.636        43.84       13.92      9.16      6.25      30.14      102.85         102.85
PULB   Pulaski Bank, Svgs Bank (MHC)     5.063       197.92       28.21     23.26     24.69      41.15      178.89         178.89
PULS   Pulse Bancorp                     3.457        66.04       12.50     12.01     11.25      19.10      154.11         154.11
PVFC   PVF Capital Corp.                 0.000         0.00        7.66     12.39      9.69      13.19      176.42         176.42
PVSA   Parkvale Financial Corporation    1.882        31.07       11.61     11.53     11.32      17.37      154.24         155.55
PWBC   PennFirst Bancorp Inc.            1.973       114.67       16.44     10.11     15.73      24.33      142.91         156.65
PWBK   Pennwood Bancorp Inc.             2.169           NA          NA     18.78     16.76         NA       96.41          96.41
QCBC   Quaker City Bancorp Inc.          0.000         0.00       20.60     11.47     16.16      38.27      128.78         128.95
QCFB   QCF Bancorp Inc.                  0.000         0.00       12.43     21.21     12.36      15.24      117.23         117.23
QCSB   Queens County Bancorp Inc.        1.744        30.05       22.38     37.20     17.38      22.06      216.19         216.19
RARB   Raritan Bancorp Inc.              2.286        30.42       14.09     12.86     13.46      15.33      167.60         170.73
RCSB   RCSB Financial Inc.               1.260        18.07       19.44     16.93     21.65      19.13      222.34         227.87
REDF   RedFed Bancorp Inc.               0.000         0.00       27.08     12.81     12.70     180.56      156.70         156.85
RELI   Reliance Bancshares Inc.          0.000           NA          NA     44.21     29.24         NA       92.10             NA
RELY   Reliance Bancorp Inc.             2.226        49.12       16.43     13.16     15.63      25.44      163.72         233.55
RIVR   River Valley Bancorp              0.000           NA          NA     13.34     12.50         NA      107.86         109.54
ROSE   TR Financial Corp.                2.261        21.59       14.84     11.91     13.07      13.07      180.11         180.11
RSLN   Roslyn Bancorp Inc.               0.914           NA          NA     33.50        NA         NA      155.36         156.14
RVSB   Riverview Savings Bank (MHC)      1.082        24.06       20.54     23.89     17.89      26.10      214.17         236.04
SBCN   Suburban Bancorporation Inc.      2.892        82.19       19.58     13.79     16.21      28.42      115.15         115.15
SBFL   SB of the Finger Lakes (MHC)      2.319       500.00      123.21     14.47     43.13     215.63      153.06         153.06
SBOS   Boston Bancorp (The)                 NA        10.89          NA        NA        NA         NA          NA             NA
SCBS   Southern Community Bancshares     1.967           NA          NA     24.74     19.06         NA      112.63         112.63
SCCB   S. Carolina Community Bancshrs    3.158       111.11       27.14     28.83     26.39      35.19      111.05         111.05
SECP   Security Capital Corporation      1.260        18.97       18.32     24.04     16.42      21.90      160.98         160.98
SFED   SFS Bancorp Inc.                  1.534        28.13       16.44     13.74     24.01      28.52      105.74         105.74
SFFC   StateFed Financial Corporation    2.105        37.04       14.07     17.60     13.57      17.59      100.00         100.00
SFIN   Statewide Financial Corp.         2.133        40.54       14.65     13.21     14.65      25.34      141.94         142.26
SFNB   Security First Network Bank       0.000         0.00          NM     86.07        NM         NM      214.38         217.83
SFSB   SuburbFed Financial Corp.         1.191        32.99       17.01      8.31     13.71      27.71      126.59         127.13
SFSL   Security First Corp.              2.182        37.61       14.97     17.34     14.10      18.80      185.19         188.52
SGVB   SGV Bancorp Inc.                  0.000         0.00       24.15      8.35     27.40      61.96      114.83         116.90
SHEN   First Shenango Bancorp Inc.       2.182        32.65          NA     14.15     12.50      18.71      132.28         132.28
SISB   SIS Bancorp Inc.                  1.726         3.58        8.38     11.22     13.91       8.30      152.57         152.57
SKAN   Skaneateles Bancorp Inc.          1.850        20.38       14.23      8.53     12.87      13.77      124.21         128.41
SKBO   First Carnegie Deposit (MHC)      0.000           NA          NA        NA        NA         NA          NA             NA
SMBC   Southern Missouri Bancorp Inc.    2.899        69.44       16.91     17.05     16.59      23.96      108.83         108.83
SMFC   Sho-Me Financial Corp.            0.000         0.00       19.23     18.71     14.88      22.59      178.66         178.66
SOBI   Sobieski Bancorp Inc.             1.867        24.14       26.32     14.41     20.83      51.72       85.62          85.62
SOPN   First Savings Bancorp Inc.        3.616        84.95       19.58     30.17     19.07      23.79      122.64         122.64
SOSA   Somerset Savings Bank             0.000         0.00       14.47      8.77     11.46      14.47      148.65         148.65
SPBC   St. Paul Bancorp Inc.             1.449        31.87       18.00     16.87     16.56      26.93      193.04         193.60
SRN    Southern Banc Company Inc.        2.240       228.26       28.94     18.31     32.55      67.93      108.36         109.50
SSB    Scotland Bancorp Inc              1.890           NA          NA     42.38     23.35         NA      115.54         115.54
SSFC   South Street Financial Corp.      2.353           NA          NA     32.01     25.00         NA      116.12         116.12
SSM    Stone Street Bancorp Inc.         2.130           NA          NA     36.55     18.21         NA      101.95         101.95
STFR   St. Francis Capital Corp.         1.333        28.95       20.11     12.28     16.07      23.68      150.69         171.27
STND   Standard Financial Inc.           1.608        48.57       23.03     16.20     23.92      35.54      148.60         148.77
STSA   Sterling Financial Corp.          0.000         0.00       23.46      6.76     15.83     135.71      173.04         204.08
SVRN   Sovereign Bancorp Inc.            0.502        11.89          NA     10.82     33.20      26.13      241.48         329.30
SWBI   Southwest Bancshares              3.707        75.51       15.07     14.56     14.24      20.92      134.96         134.96

                                              Dividends                          Current Pricing Data as of 7/10/97
                                       -----------------------  --------------------------------------------------------------------
                                        Current   LTM Dividend   Price/                                     Price/       Price/Tang
                                       Dividend      Payout       LTM      Price/    Price/    Price/    Publicly Rep   Publicly Rep
                                         Yield       Ratio      Core EPS   Assets   Earnings   LTM EPS    Book Value     Book Value
Ticker           Short Name               ($)         (%)         (x)        (%)      (x)        (x)          (%)            (%)
- -------------------------------------  -----------------------  --------------------------------------------------------------------
SWCB   Sandwich Co-operative Bank        3.810        50.46       14.19     12.63     14.86      14.45      153.28         160.80
SZB    SouthFirst Bancshares Inc.        3.053           NM       96.32     14.47     29.24         NM      103.51         103.51
TBK    Tolland Bank                      1.053         6.15       13.67      9.39     12.84      14.62      139.40         143.83
THR    Three Rivers Financial Corp.      2.250        52.38       17.20     14.45     17.39      25.40      105.06         105.47
THRD   TF Financial Corporation          1.975        43.04       18.41     12.84     17.46      25.63      109.40         125.54
TPNZ   Tappan Zee Financial Inc.         1.198        33.90       20.35     21.01     21.96      28.28      120.58         120.58
TRIC   Tri-County Bancorp Inc.           2.500        39.60       18.75     16.99     15.79      23.76      110.96         110.96
TSBS   Peoples Bancorp Inc. (MHC)        1.667        40.70       28.00     30.30     23.86      24.42      181.98         199.05
TSH    Teche Holding Co.                 2.857        60.98       15.35     15.29     12.15      21.34      114.90         114.90
TWIN   Twin City Bancorp                 3.141        90.14       20.38     16.64     16.98      28.70      128.79         128.79
UBMT   United Financial Corp.            4.174        95.79       19.83     26.12     19.17      24.21      115.35         115.35
UFRM   United Federal Savings Bank       1.959       111.11       31.41     13.90     18.01      68.06      182.84         182.84
USAB   USABancshares, Inc.               0.000         0.00       36.61     15.57     28.47      36.61      123.35         126.54
VABF   Virginia Beach Fed. Financial     1.356        89.47       29.50     12.07     20.49      77.63      177.93         177.93
VFFC   Virginia First Financial Corp.    0.437         5.56       26.60     16.25     15.05      12.71      201.54         208.71
WAMU   Washington Mutual Inc.            1.631        97.92       26.58     16.38     17.15      66.44      326.58         346.26
WAYN   Wayne Savings & Loan Co. (MHC)    3.543       189.59       23.97     15.60     23.03      54.69      170.23         170.23
WBST   Webster Financial Corporation     1.739        39.11       15.18      9.85        NM      25.70      193.93         230.46
WCBI   Westco Bancorp                    2.308        44.63       16.67     21.43     16.67      21.49      137.64         137.64
WCFB   Webster City Federal SB (MHC)     4.961       170.21          NA     36.35     23.71      34.31      154.31         154.31
WEFC   Wells Financial Corp.             0.000         0.00       14.71     15.04     12.93      23.08      105.63         105.63
WEHO   Westwood Homestead Fin. Corp.     1.931           NA          NA     31.73     25.89         NA      102.47         102.47
WES    Westcorp                          2.140        34.67       74.75     14.27     15.57      16.39      152.06         152.43
WFCO   Winton Financial Corp.            3.505        40.95       10.76      8.49      8.20      12.50      118.67         121.42
WFSG   Wilshire Financial Services       0.000           NA          NA     12.58     11.70         NA      215.21         215.21
WFSL   Washington Federal Inc.           3.530        44.76       11.96     21.47     11.64      13.30      177.78         194.65
WHGB   WHG Bancshares Corp.              1.333           NA          NA     23.45     26.79         NA      107.14         107.14
WOFC   Western Ohio Financial Corp.      4.651       208.33       31.62     12.43     38.39      44.79       92.63          98.26
WRNB   Warren Bancorp Inc.               3.014        28.57       10.99     17.62      6.96       9.13      174.60         174.60
WSB    Washington Savings Bank, FSB      1.600        35.71       15.24     10.28     15.63      22.32      123.76         123.76
WSFS   WSFS Financial Corporation        0.000         0.00       10.77     11.87     10.94      10.85      231.40         233.72
WSTR   WesterFed Financial Corp.         1.856        51.60       20.20     13.47     22.63      27.93      122.70         155.28
WVFC   WVS Financial Corporation         3.069       141.10       12.97     16.18     12.53      15.99      127.14         127.14
WWFC   Westwood Financial Corporation    0.930           NA          NA     12.85     17.34         NA      139.43         157.28
WYNE   Wayne Bancorp Inc.                1.013           NA          NA     17.35     19.75         NA      119.19         119.19
YFCB   Yonkers Financial Corporation     1.290           NA          NA     17.33     14.90         NA      113.30         113.30
YFED   York Financial Corp.              2.963        59.67       16.74     12.20     12.05      21.09      144.75         144.75
                                       ---------------------------------------------------------------------------------------------
       Average                           1.724        55.72       21.28     16.76     17.79      27.26      144.53         150.43

                                              Dividends                          Current Pricing Data as of 7/10/97
                                       -----------------------  --------------------------------------------------------------------
                                        Current   LTM Dividend   Price/                                     Price/       Price/Tang
                                       Dividend      Payout       LTM      Price/    Price/    Price/    Publicly Rep   Publicly Rep
                                         Yield       Ratio      Core EPS   Assets   Earnings   LTM EPS    Book Value     Book Value
Ticker           Short Name               ($)         (%)         (x)        (%)      (x)        (x)          (%)            (%)
- -------------------------------------  -----------------------  --------------------------------------------------------------------
           Comparable Thrift Data

CAPS   Capital Savings Bancorp Inc.      1.371        27.63       15.77     13.92     15.09      23.03      160.70         160.70
FBCV   1ST Bancorp                       1.280        42.37      208.33      7.98     10.02      34.34      100.19         102.46
HBFW   Home Bancorp                      0.941        28.17       18.97     17.01     16.10      29.93      121.92         121.92
HMCI   HomeCorp Inc.                     0.000         0.00       20.60      7.36     17.41      73.13      116.81         116.81
KNK    Kankakee Bancorp Inc.             1.620        29.37       15.76     12.29     14.52      20.72      115.09         122.93
MBLF   MBLA Financial Corp.              1.702        40.82       18.36     14.74     21.76      23.98      109.25         109.25
MFBC   MFB Corp.                         1.673        32.35       19.13     14.16     15.94      28.13       97.63          97.63
PFDC   Peoples Bancorp                   2.667        44.03       12.36     18.11     12.50      16.79      119.30         119.30
WEFC   Wells Financial Corp.             0.000         0.00       14.71     15.04     12.93      23.08      105.63         105.63
WCBI   Westco Bancorp                    2.308        44.63       16.67     21.43     16.67      21.49      137.64         137.64
                                       ---------------------------------------------------------------------------------------------
       Average                           1.36         28.94       36.07     14.20     15.29      29.46      118.42         119.43
       Maximum                           2.67         44.63      208.33     21.43     21.76      73.13      160.70         160.70
       Minimum                           0.00          0.00       12.36      7.36     10.02      16.79       97.63          97.63

                                         Productivity
                                        ---------------
                                           Full Time
                                           Equivalent
                                           Employees
Ticker           Short Name             Most Recent Qtr
- -------------------------------------   ---------------
%CAL   California Federal Bank, a FSB           NA
%CCMD  Chevy Chase Bank, FSB                    NA
AABC   Access Anytime Bancorp, Inc.             NA
AADV   Advantage Bancorp Inc.                  263
ABBK   Abington Bancorp Inc.                   160
ABCL   Alliance Bancorp Inc.                   460
ABCW   Anchor BanCorp Wisconsin                561
AFBC   Advance Financial Bancorp                NA
AFCB   Affiliated Community Bancorp            195
AFED   AFSALA Bancorp Inc.                      NA
AFFFZ  America First Financial Fund            396
AHCI   Ambanc Holding Co. Inc.                  NA
AHM    Ahmanson & Company (H.F.)                NA
ALBC   Albion Banc Corp.                        NA
ALBK   ALBANK Financial Corporation          1,174
AMFB   American Federal Bank FSB                NA
AMFC   AMB Financial Corp.                      NA
ANA    Acadiana Bancshares Inc.                 NA
ANBK   American National Bancorp                NA
ANDB   Andover Bancorp Inc.                    267
ASBI   Ameriana Bancorp                        147
ASBP   ASB Financial Corp.                      23
ASFC   Astoria Financial Corporation           925
ATSB   AmTrust Capital Corp.                    NA
AVND   Avondale Financial Corp.                192
BANC   BankAtlantic Bancorp Inc.               985
BDJI   First Federal Bancorporation             40
BFD    BostonFed Bancorp Inc.                  257
BFFC   Big Foot Financial Corp.                 NA
BFSB   Bedford Bancshares Inc.                  37
BKC    American Bank of Connecticut            131
BKCO   Bankers Corp.                           269
BKCT   Bancorp Connecticut Inc.                110
BKUNA  BankUnited Financial Corp.              242
BNKU   Bank United Corp.                     1,504
BPLS   Bank Plus Corp.                         476
BSBC   Branford Savings Bank                    74
BTHL   Bethel Bancorp                           NA
BVCC   Bay View Capital Corp.                  539
BWFC   Bank West Financial Corp.                54
BYFC   Broadway Financial Corp.                 NA
CAFI   Camco Financial Corp.                   177
CAPS   Capital Savings Bancorp Inc.             78
CASB   Cascade Financial Corp.                 101
CASH   First Midwest Financial Inc.             99
CATB   Catskill Financial Corp.                 63
CBCI   Calumet Bancorp Inc.                    130
CBCO   CB Bancorp Inc.                          67
CBES   CBES Bancorp Inc.                        NA
CBK    Citizens First Financial Corp.           93
CBNH   Community Bankshares Inc.               228
CBSA   Coastal Bancorp Inc.                    448
CBSB   Charter Financial Inc.                  106
CCFH   CCF Holding Company                      NA
CEBK   Central Co-operative Bank                NA
CENB   Century Bancorp Inc.                     11
CENF   CENFED Financial Corp.                  359
CFB    Commercial Federal Corporation        1,530
CFBC   Community First Banking Co.             177
CFCP   Coastal Financial Corp.                 168
CFFC   Community Financial Corp.                42
CFNC   Carolina Fincorp Inc.                    41
CFSB   CFSB Bancorp Inc.                       229
CFTP   Community Federal Bancorp                26

                                         Productivity
                                        ---------------
                                           Full Time
                                           Equivalent
                                           Employees
Ticker           Short Name             Most Recent Qtr
- -------------------------------------   ---------------
CFX    CFX Corporation                         769
CIBI   Community Investors Bancorp              NA
CKFB   CKF Bancorp Inc.                          8
CLAS   Classic Bancshares Inc.                  47
CMRN   Cameron Financial Corp                   53
CMSB   Commonwealth Bancorp Inc.               724
CMSV   Community Savings (MHC)                 227
CNIT   CENIT Bancorp Inc.                       NA
CNSB   CNS Bancorp Inc.                         27
CNY    Carver Bancorp Inc.                      96
COFD   Collective Bancorp Inc.                  NA
COFI   Charter One Financial                 2,582
CONE   Conestoga Bancorp, Inc.                 105
COOP   Cooperative Bankshares Inc.             114
CRZY   Crazy Woman Creek Bancorp                10
CSA    Coast Savings Financial               1,499
CSBF   CSB Financial Group Inc.                 NA
CTZN   CitFed Bancorp Inc.                     714
CVAL   Chester Valley Bancorp Inc.             107
CZF    CitiSave Financial Corp                  44
DCBI   Delphos Citizens Bancorp Inc.            22
DIBK   Dime Financial Corp.                    145
DIME   Dime Community Bancorp Inc.             242
DME    Dime Bancorp Inc.                     2,917
DNFC   D & N Financial Corp.                   489
DSL    Downey Financial Corp.                1,095
EBSI   Eagle Bancshares                        433
EFBC   Empire Federal Bancorp Inc.              NA
EFBI   Enterprise Federal Bancorp               37
EGFC   Eagle Financial Corp.                   342
EGLB   Eagle BancGroup Inc.                     51
EIRE   Emerald Isle Bancorp Inc.               110
EMLD   Emerald Financial Corp.                 134
EQSB   Equitable Federal Savings Bank           NA
ESBK   Elmira Savings Bank (The)               132
ESX    Essex Bancorp Inc.                       NA
ETFS   East Texas Financial Services            26
FAB    FirstFed America Bancorp Inc.            NA
FBBC   First Bell Bancorp Inc.                  59
FBCI   Fidelity Bancorp Inc.                   105
FBCV   1ST Bancorp                             139
FBER   1st Bergen Bancorp                       55
FBHC   Fort Bend Holding Corp.                  NA
FBNW   FirstBank Corp.                          NA
FBSI   First Bancshares Inc.                    62
FCB    Falmouth Co-Operative Bank               26
FCBF   FCB Financial Corp.                      66
FCIT   First Citizens Financial Corp.          180
FCME   First Coastal Corporation                NA
FDEF   First Defiance Financial                145
FED    FirstFed Financial Corp.                441
FESX   First Essex Bancorp Inc.                286
FFBA   First Colorado Bancorp Inc.             354
FFBH   First Federal Bancshares of AR          146
FFBI   First Financial Bancorp Inc.             32
FFBS   FFBS BanCorp Inc.                        31
FFBZ   First Federal Bancorp Inc.               71
FFCH   First Financial Holdings Inc.           537
FFDB   FirstFed Bancorp Inc.                    65
FFDF   FFD Financial Corp.                      NA
FFED   Fidelity Federal Bancorp                118
FFES   First Federal of East Hartford          189
FFFC   FFVA Financial Corp.                    132
FFFD   North Central Bancshares Inc.            NA

                                         Productivity
                                        ---------------
                                           Full Time
                                           Equivalent
                                           Employees
Ticker           Short Name             Most Recent Qtr
- -------------------------------------   ---------------
FFFG   F.F.O. Financial Group Inc.              NA
FFFL   Fidelity Bankshares Inc. (MHC)          268
FFHC   First Financial Corp.                 1,772
FFHH   FSF Financial Corp.                      90
FFHS   First Franklin Corporation               47
FFIC   Flushing Financial Corp.                200
FFKY   First Federal Financial Corp.           104
FFLC   FFLC Bancorp Inc.                       120
FFOH   Fidelity Financial of Ohio              105
FFPB   First Palm Beach Bancorp Inc.           404
FFSL   First Independence Corp.                 24
FFSX   First Fed SB of Siouxland(MHC)          160
FFWC   FFW Corp.                                40
FFWD   Wood Bancorp Inc.                        43
FFYF   FFY Financial Corp.                     176
FGHC   First Georgia Holding Inc.               83
FIBC   Financial Bancorp Inc.                   56
FISB   First Indiana Corporation               603
FKFS   First Keystone Financial                 72
FKKY   Frankfort First Bancorp Inc.             25
FLAG   FLAG Financial Corp.                    113
FLFC   First Liberty Financial Corp.           527
FLGS   Flagstar Bancorp Inc.                    NA
FLKY   First Lancaster Bancshares               NA
FMBD   First Mutual Bancorp Inc.               163
FMCO   FMS Financial Corporation               258
FMSB   First Mutual Savings Bank                NA
FNGB   First Northern Capital Corp.            215
FOBC   Fed One Bancorp                         122
FPRY   First Financial Bancorp                  NA
FRC    First Republic Bancorp                  168
FSBI   Fidelity Bancorp Inc.                   105
FSFC   First Southeast Financial Corp          121
FSLA   First Savings Bank (MHC)                230
FSNJ   First Savings Bk of NJ (MHC)             79
FSPG   First Home Bancorp Inc.                 115
FSPT   FirstSpartan Financial Corp.             NA
FSSB   First FS&LA of San Bernardino            51
FSTC   First Citizens Corp.                    138
FTF    Texarkana First Financial Corp           34
FTFC   First Federal Capital Corp.             651
FTNB   Fulton Bancorp Inc.                      NA
FTSB   Fort Thomas Financial Corp.              19
FWWB   First SB of Washington Bancorp           NA
GAF    GA Financial Inc.                       196
GBCI   Glacier Bancorp Inc.                    255
GDVS   Greater Delaware Valley (MHC)            67
GDW    Golden West Financial                 4,452
GFCO   Glenway Financial Corp.                  65
GFED   Guaranty Federal SB (MHC)                58
GFSB   GFS Bancorp Inc.                         16
GLBK   Glendale Co-Operative Bank               NA
GLN    Glendale Federal Bank FSB             2,555
GOSB   GSB Financial Corporation                NA
GPT    GreenPoint Financial Corp.            1,954
GRTR   Greater New York Savings Bank           548
GSBC   Great Southern Bancorp Inc.             385
GSFC   Green Street Financial Corp.             30
GSLA   GS Financial Corp.                       NA
GTFN   Great Financial Corporation             822
GTPS   Great American Bancorp                   NA
GUPB   GFSB Bancorp Inc.                        NA
GWBC   Gateway Bancorp Inc.                      9
HALL   Hallmark Capital Corp.                   73

                                         Productivity
                                        ---------------
                                           Full Time
                                           Equivalent
                                           Employees
Ticker           Short Name             Most Recent Qtr
- -------------------------------------   ---------------
HARB   Harbor Florida Bancorp Inc.             313
HARL   Harleysville Savings Bank                52
HARS   Harris Savings Bank (MHC)               486
HAVN   Haven Bancorp Inc.                      435
HBBI   Home Building Bancorp                    14
HBEI   Home Bancorp of Elgin Inc.              122
HBFW   Home Bancorp                             83
HBNK   Highland Federal Bank FSB               115
HBS    Haywood Bancshares Inc.                  NA
HCBB   HCB Bancshares Inc.                      NA
HCFC   Home City Financial Corp.                14
HEMT   HF Bancorp Inc.                          NA
HFFB   Harrodsburg First Fin Bancorp            15
HFFC   HF Financial Corp.                      259
HFGI   Harrington Financial Group               51
HFNC   HFNC Financial Corp.                    125
HFSA   Hardin Bancorp Inc.                      18
HHFC   Harvest Home Financial Corp.             NA
HIFS   Hingham Instit. for Savings              63
HMCI   HomeCorp Inc.                           181
HMLK   Hemlock Federal Financial Corp           59
HMNF   HMN Financial Inc.                       NA
HOMF   Home Federal Bancorp                    246
HPBC   Home Port Bancorp Inc.                   46
HRBF   Harbor Federal Bancorp Inc.              51
HRZB   Horizon Financial Corp.                 117
HTHR   Hawthorne Financial Corp.                NA
HVFD   Haverfield Corporation                   95
HWEN   Home Financial Bancorp                   15
HZFS   Horizon Financial Svcs Corp.             27
IBSF   IBS Financial Corp.                     130
IFSB   Independence Federal Savings             NA
IFSL   Indiana Federal Corporation             285
INBI   Industrial Bancorp                       83
INCB   Indiana Community Bank SB                NA
IPSW   Ipswich Savings Bank                     54
ISBF   ISB Financial Corporation                NA
ITLA   ITLA Capital Corp.                      151
IWBK   InterWest Bancorp Inc.                  563
JOAC   Joachim Bancorp Inc.                     14
JSBA   Jefferson Savings Bancorp                NA
JSBF   JSB Financial Inc.                      355
JXSB   Jacksonville Savings Bk (MHC)            80
JXVL   Jacksonville Bancorp Inc.                71
KFBI   Klamath First Bancorp                   101
KNK    Kankakee Bancorp Inc.                   117
KSAV   KS Bancorp Inc.                          27
KSBK   KSB Bancorp Inc.                         NA
KYF    Kentucky First Bancorp Inc.              22
LARK   Landmark Bancshares Inc.                 45
LARL   Laurel Capital Group Inc.                50
LFBI   Little Falls Bancorp Inc.                39
LFCO   Life Financial Corp.                    167
LFED   Leeds Federal Savings Bk (MHC)           27
LIFB   Life Bancorp Inc.                       224
LISB   Long Island Bancorp Inc.              1,470
LOGN   Logansport Financial Corp.               12
LONF   London Financial Corporation             NA
LSBI   LSB Financial Corp.                      61
LSBX   Lawrence Savings Bank                   100
LVSB   Lakeview Financial                       NA
LXMO   Lexington B&L Financial Corp.            NA
MAFB   MAF Bancorp Inc.                        808
MARN   Marion Capital Holdings                  31

                                         Productivity
                                        ---------------
                                           Full Time
                                           Equivalent
                                           Employees
Ticker           Short Name             Most Recent Qtr
- -------------------------------------   ---------------
MASB   MASSBANK Corp.                          179
MBB    MSB Bancorp Inc.                        239
MBBC   Monterey Bay Bancorp Inc.                NA
MBLF   MBLA Financial Corp.                     12
MBSP   Mitchell Bancorp Inc.                     6
MCBN   Mid-Coast Bancorp Inc.                   22
MCBS   Mid Continent Bancshares Inc.           160
MDBK   Medford Savings Bank                    256
MECH   Mechanics Savings Bank                  226
MERI   Meritrust Federal SB                     91
METF   Metropolitan Financial Corp.            261
MFBC   MFB Corp.                                61
MFCX   Marshalltown Financial Corp.             32
MFFC   Milton Federal Financial Corp.           50
MFLR   Mayflower Co-operative Bank              47
MFSL   Maryland Federal Bancorp                 NA
MGNL   Magna Bancorp Inc.                    1,102
MIFC   Mid-Iowa Financial Corp.                 36
MIVI   Mississippi View Holding Co.             21
MLBC   ML Bancorp Inc.                          NA
MONT   Montgomery Financial Corp.               NA
MRKF   Market Financial Corporation             NA
MSBF   MSB Financial Inc.                       18
MSBK   Mutual Savings Bank FSB                 229
MWBI   Midwest Bancshares Inc.                  39
MWBX   MetroWest Bank                          174
MWFD   Midwest Federal Financial                88
NASB   North American Savings Bank             240
NBN    Northeast Bancorp                        NA
NBSI   North Bancshares Inc.                    32
NEIB   Northeast Indiana Bancorp                38
NHTB   New Hampshire Thrift Bncshrs            119
NMSB   NewMil Bancorp Inc.                     122
NSBC   NewSouth Bancorp, Inc.                   NA
NSLB   NS&L Bancorp Inc.                        17
NSSB   Norwich Financial Corp.                 244
NSSY   Norwalk Savings Society                  NA
NTMG   Nutmeg Federal S&LA                      NA
NWEQ   Northwest Equity Corp.                   NA
NWSB   Northwest Savings Bank (MHC)            773
NYB    New York Bancorp Inc.                   495
OCFC   Ocean Financial Corp.                   229
OCWN   Ocwen Financial Corporation             629
OFCP   Ottawa Financial Corp.                  247
OHSL   OHSL Financial Corp.                     59
PALM   Palfed, Inc.                            301
PAMM   PacificAmerica Money Center              NA
PBCI   Pamrapo Bancorp Inc.                     80
PBCT   People's Bank (MHC)                   2,821
PBKB   People's Bancshares Inc.                204
PBNB   People's Savings Financial Cp.          122
PCBC   Perry County Financial Corp.             NA
PCCI   Pacific Crest Capital                    62
PDB    Piedmont Bancorp Inc.                    30
PEEK   Peekskill Financial Corp.                24
PERM   Permanent Bancorp Inc.                  125
PERT   Perpetual Bank (MHC)                     NA
PETE   Primary Bank                            184
PFDC   Peoples Bancorp                          79
PFED   Park Bancorp Inc.                        NA
PFFB   PFF Bancorp Inc.                        470
PFFC   Peoples Financial Corp.                  19
PFNC   Progress Financial Corporation          170
PFSB   PennFed Financial Services Inc          185

                                         Productivity
                                        ---------------
                                           Full Time
                                           Equivalent
                                           Employees
Ticker           Short Name             Most Recent Qtr
- -------------------------------------   ---------------
PFSL   Pocahontas FS&LA (MHC)                   58
PHBK   Peoples Heritage Finl Group           2,365
PHFC   Pittsburgh Home Financial Corp           56
PHSB   Peoples Home Savings Bk (MHC)            75
PKPS   Poughkeepsie Financial Corp.            266
PLSK   Pulaski Savings Bank (MHC)               NA
PMFI   Perpetual Midwest Financial             103
POBS   Portsmouth Bank Shares                   63
PRBC   Prestige Bancorp Inc.                    32
PROV   Provident Financial Holdings             NA
PSBK   Progressive Bank Inc.                   271
PSFC   Peoples-Sidney Financial Corp.           18
PSFI   PS Financial Inc.                        15
PTRS   Potters Financial Corp.                  41
PULB   Pulaski Bank, Svgs Bank (MHC)            NA
PULS   Pulse Bancorp                            53
PVFC   PVF Capital Corp.                        NA
PVSA   Parkvale Financial Corporation          232
PWBC   PennFirst Bancorp Inc.                  111
PWBK   Pennwood Bancorp Inc.                    11
QCBC   Quaker City Bancorp Inc.                148
QCFB   QCF Bancorp Inc.                         NA
QCSB   Queens County Bancorp Inc.               NA
RARB   Raritan Bancorp Inc.                     86
RCSB   RCSB Financial Inc.                      NA
REDF   RedFed Bancorp Inc.                     276
RELI   Reliance Bancshares Inc.                 NA
RELY   Reliance Bancorp Inc.                   389
RIVR   River Valley Bancorp                     57
ROSE   TR Financial Corp.                      441
RSLN   Roslyn Bancorp Inc.                     383
RVSB   Riverview Savings Bank (MHC)             82
SBCN   Suburban Bancorporation Inc.             58
SBFL   SB of the Finger Lakes (MHC)             63
SBOS   Boston Bancorp (The)                     NA
SCBS   Southern Community Bancshares            NA
SCCB   S. Carolina Community Bancshrs           NA
SECP   Security Capital Corporation            911
SFED   SFS Bancorp Inc.                         61
SFFC   StateFed Financial Corporation           NA
SFIN   Statewide Financial Corp.                NA
SFNB   Security First Network Bank              NA
SFSB   SuburbFed Financial Corp.               161
SFSL   Security First Corp.                    156
SGVB   SGV Bancorp Inc.                         88
SHEN   First Shenango Bancorp Inc.              99
SISB   SIS Bancorp Inc.                        467
SKAN   Skaneateles Bancorp Inc.                109
SKBO   First Carnegie Deposit (MHC)             NA
SMBC   Southern Missouri Bancorp Inc.           43
SMFC   Sho-Me Financial Corp.                   78
SOBI   Sobieski Bancorp Inc.                    22
SOPN   First Savings Bancorp Inc.               40
SOSA   Somerset Savings Bank                   138
SPBC   St. Paul Bancorp Inc.                 1,071
SRN    Southern Banc Company Inc.               NA
SSB    Scotland Bancorp Inc                     14
SSFC   South Street Financial Corp.             37
SSM    Stone Street Bancorp Inc.                18
STFR   St. Francis Capital Corp.               340
STND   Standard Financial Inc.                 436
STSA   Sterling Financial Corp.                510
SVRN   Sovereign Bancorp Inc.                1,578
SWBI   Southwest Bancshares                     96

                                         Productivity
                                        ---------------
                                           Full Time
                                           Equivalent
                                           Employees
Ticker           Short Name             Most Recent Qtr
- -------------------------------------   ---------------
SWCB   Sandwich Co-operative Bank              154
SZB    SouthFirst Bancshares Inc.               45
TBK    Tolland Bank                             85
THR    Three Rivers Financial Corp.             NA
THRD   TF Financial Corporation                153
TPNZ   Tappan Zee Financial Inc.                NA
TRIC   Tri-County Bancorp Inc.                  19
TSBS   Peoples Bancorp Inc. (MHC)              134
TSH    Teche Holding Co.                       138
TWIN   Twin City Bancorp                        52
UBMT   United Financial Corp.                   NA
UFRM   United Federal Savings Bank             141
USAB   USABancshares, Inc.                      NA
VABF   Virginia Beach Fed. Financial           182
VFFC   Virginia First Financial Corp.          398
WAMU   Washington Mutual Inc.                8,773
WAYN   Wayne Savings & Loan Co. (MHC)          104
WBST   Webster Financial Corporation         1,123
WCBI   Westco Bancorp                           55
WCFB   Webster City Federal SB (MHC)            21
WEFC   Wells Financial Corp.                    NA
WEHO   Westwood Homestead Fin. Corp.            18
WES    Westcorp                              2,756
WFCO   Winton Financial Corp.                   NA
WFSG   Wilshire Financial Services              NA
WFSL   Washington Federal Inc.                 660
WHGB   WHG Bancshares Corp.                     NA
WOFC   Western Ohio Financial Corp.            124
WRNB   Warren Bancorp Inc.                     142
WSB    Washington Savings Bank, FSB             NA
WSFS   WSFS Financial Corporation              285
WSTR   WesterFed Financial Corp.               360
WVFC   WVS Financial Corporation                56
WWFC   Westwood Financial Corporation           15
WYNE   Wayne Bancorp Inc.                       50
YFCB   Yonkers Financial Corporation            57
YFED   York Financial Corp.                    380
                                       ----------------
       Average                                 302

                                         Productivity
                                        ---------------
                                           Full Time
                                           Equivalent
                                           Employees
Ticker           Short Name             Most Recent Qtr
- -------------------------------------   ---------------
           Comparable Thrift Data

CAPS   Capital Savings Bancorp Inc.             78
FBCV   1ST Bancorp                             139
HBFW   Home Bancorp                             83
HMCI   HomeCorp Inc.                           181
KNK    Kankakee Bancorp Inc.                   117
MBLF   MBLA Financial Corp.                     12
MFBC   MFB Corp.                                61
PFDC   Peoples Bancorp                          79
WEFC   Wells Financial Corp.                    NA
WCBI   Westco Bancorp                           55
                                       ----------------
       Average                               89.44
       Maximum                              181.00
       Minimum                                0.00

                                    Exhibit 6
                                Market Multiples
                        Pricing Data as of July 10, 1997

                                                                      Current Price in Relation to
                                       Current   Current   -------------------------------------------------  Current       LTM
                                        Stock     Market                                   Tangible           Dividend    Dividend
                                        Price     Value    Earnings  LTM EPS  Book Value  Book Value  Assets   Yield    Payout Ratio
Ticker           Short Name              ($)      ($M)       (x)       (x)       (%)         (%)        (%)     (%)         (%)
- ------------------------------------------------------------------------------------------------------------------------------------
%CAL   California Federal Bank, a FSB       NA         NA       NA        NA        NA          NA        NA      NA           NA
%CCMD  Chevy Chase Bank, FSB                NA         NA       NA        NA        NA          NA        NA      NA           NA
AABC   Access Anytime Bancorp, Inc.      6.125       7.31    12.76        NM     96.61       96.61      6.57   0.000         0.00
AADV   Advantage Bancorp Inc.           39.500     127.65    13.53     39.11    141.42      152.69     12.50   1.013        33.66
ABBK   Abington Bancorp Inc.            27.000      51.13    12.98     14.29    151.18      168.86     10.39   1.481        21.16
ABCL   Alliance Bancorp Inc.            30.125     160.53    23.54     30.13    131.38      133.12     12.24   2.158        10.00
ABCW   Anchor BanCorp Wisconsin         49.500     226.78    12.76     17.55    192.38      196.27     12.03   1.131        16.84
AFBC   Advance Financial Bancorp        15.000      16.27       NA        NA    101.69      101.69     15.71   2.133           NA
AFCB   Affiliated Community Bancorp     23.750     153.53    13.19     16.49    146.33      147.24     14.53   2.021        30.00
AFED   AFSALA Bancorp Inc.              15.625      22.73    18.60        NA     99.78      100.03     14.93   1.024           NA
AFFFZ  America First Financial Fund     39.313     236.29    11.30      8.68    138.28      140.25     10.82   4.070        35.32
AHCI   Ambanc Holding Co. Inc.          16.250      71.37    25.39        NM    117.33      117.33     14.93   0.000         0.00
AHM    Ahmanson & Company (H.F.)        46.250   4,501.78    11.45     26.13    227.27      266.72      9.47   1.903        49.72
ALBC   Albion Banc Corp.                22.500       5.92    12.50    102.27     95.26       95.26      8.48   1.378       140.91
ALBK   ALBANK Financial Corporation     38.563     493.05    14.39     19.58    153.64      177.14     14.14   1.556        27.41
AMFB   American Federal Bank FSB        34.625     382.62    20.61     26.23    325.42      349.04     29.23   1.386        40.91
AMFC   AMB Financial Corp.              14.750      14.22    15.36        NA    103.22      103.22     16.82   1.627           NA
ANA    Acadiana Bancshares Inc.         20.500      55.99    16.53        NA    122.75      122.75     21.40   1.756           NA
ANBK   American National Bancorp        19.500      70.45    17.41     51.32    149.08      149.08     13.94   0.615        23.68
ANDB   Andover Bancorp Inc.             30.250     155.74    12.20     11.96    159.55      159.55     12.87   2.248        21.74
ASBI   Ameriana Bancorp                 16.500      53.46    15.28     22.92    123.32      123.41     13.37   3.636        80.56
ASBP   ASB Financial Corp.              12.000      20.66    21.43     29.27    112.99      112.99     18.88   3.333           NM
ASFC   Astoria Financial Corporation    46.250     979.05    16.06     26.58    168.12      202.05     12.78   1.297        25.29
ATSB   AmTrust Capital Corp.            12.563       6.61    20.94     28.55     91.57       92.58      9.31   1.592        11.36
AVND   Avondale Financial Corp.         14.000      49.35       NM        NM     94.09       94.09      7.77   0.000         0.00
BANC   BankAtlantic Bancorp Inc.        14.500     345.29    12.95     15.10    176.18      216.42      9.70   0.803        12.03
BDJI   First Federal Bancorporation     20.125      14.10    22.87     38.70    117.14      117.14     13.09   0.000         0.00
BFD    BostonFed Bancorp Inc.           19.063     113.66    14.44     29.79    126.92      131.47     12.08   1.469        31.25
BFFC   Big Foot Financial Corp.         16.250      40.83    25.39        NA    113.24      113.24     19.24   0.000           NA
BFSB   Bedford Bancshares Inc.          24.000      27.42    15.79     19.83    137.69      137.69     20.85   2.333        38.02
BKC    American Bank of Connecticut     38.250      88.05    11.95     12.88    187.59      196.25     14.96   3.765        51.18
BKCO   Bankers Corp.                    29.375     364.01    13.11     14.76    183.82      186.86     14.31   2.179        32.16
BKCT   Bancorp Connecticut Inc.         25.000      63.90    12.02     13.59    148.72      148.72     15.47   3.520        42.08
BKUNA  BankUnited Financial Corp.       10.125      86.73    21.09     44.02    138.13      171.90      6.16   0.000         0.00
BNKU   Bank United Corp.                37.625   1,188.78    13.44        NA    208.91      213.66     10.80   1.488           NA
BPLS   Bank Plus Corp.                  11.375     207.57    12.36        NM    128.10      128.39      6.30   0.000         0.00
BSBC   Branford Savings Bank             4.688      30.75    14.65     16.17    181.71      181.71     17.33   1.706        13.79
BTHL   Bethel Bancorp                   12.500      15.15    16.45     13.02     91.17      108.60      6.89   2.560        20.83
BVCC   Bay View Capital Corp.           26.250     340.47    16.83     29.17    177.13      186.30     11.18   1.219        34.44
BWFC   Bank West Financial Corp.        13.750      24.52    21.48     23.71    108.95      108.95     16.68   2.036        48.28
BYFC   Broadway Financial Corp.         10.750       9.60    38.39        NM     75.33       75.33      8.08   1.860           NM
CAFI   Camco Financial Corp.            17.750      57.06    11.99     17.07    124.56      135.39     12.08   2.790        42.97
CAPS   Capital Savings Bancorp Inc.     17.500      33.11    15.09     23.03    160.70      160.70     13.92   1.371        27.63
CASB   Cascade Financial Corp.          14.000      35.95    19.44     26.42    165.29      165.29     10.20   0.000         0.00
CASH   First Midwest Financial Inc.     17.000      48.06    14.66     17.71    111.99      126.58     12.98   2.118        34.02
CATB   Catskill Financial Corp.         15.625      79.27    19.53        NA    106.29      106.29     28.67   1.792           NA
CBCI   Calumet Bancorp Inc.             38.250      80.87    13.28     17.55    108.57      108.57     17.31   0.000         0.00
CBCO   CB Bancorp Inc.                  34.250      39.80    14.27     18.51    190.91      190.91     17.52   0.000         0.00
CBES   CBES Bancorp Inc.                17.875      18.32    16.55        NA    104.65      104.65     19.24   2.238           NA
CBK    Citizens First Financial Corp.   15.750      44.08    28.13        NA     98.99       98.99     16.23   0.000           NA
CBNH   Community Bankshares Inc.        39.250      96.76    18.51     19.05    233.63      233.63     16.66   1.631        30.10
CBSA   Coastal Bancorp Inc.             30.375     150.92    11.87     20.80    156.98      185.89      5.29   1.580        27.40
CBSB   Charter Financial Inc.           17.750      74.91    17.07     21.91    134.27      153.02     18.97   1.803        32.10
CCFH   CCF Holding Company              16.625      13.70   103.91     75.57    115.61      115.61     16.54   3.308       318.18
CEBK   Central Co-operative Bank        19.875      39.05    12.42     13.61    116.43      130.76     12.17   1.610        10.96
CENB   Century Bancorp Inc.             71.250      29.02    15.22        NA     97.00       97.00     29.04   2.807           NA

                                                                      Current Price in Relation to
                                       Current   Current   -------------------------------------------------  Current       LTM
                                        Stock     Market                                   Tangible           Dividend    Dividend
                                        Price     Value    Earnings  LTM EPS  Book Value  Book Value  Assets   Yield    Payout Ratio
Ticker           Short Name              ($)      ($M)       (x)       (x)       (%)         (%)        (%)     (%)         (%)
- ------------------------------------------------------------------------------------------------------------------------------------
CENF   CENFED Financial Corp.           33.875     195.14    14.11     18.61    168.95      169.29      8.62   1.063        17.57
CFB    Commercial Federal Corporation   38.750     834.36    13.09     20.08    204.05      229.29     12.08   0.723        14.17
CFBC   Community First Banking Co.      33.500      80.85       NA        NA        NA          NA        NA   0.000           NA
CFCP   Coastal Financial Corp.          24.125     111.86    20.80     28.05    378.73      378.73     23.08   1.492        38.37
CFFC   Community Financial Corp.        22.750      29.01    14.58     16.73    124.32      124.32     17.30   2.462        38.97
CFNC   Carolina Fincorp Inc.            15.250      28.24    21.18        NA    109.63      109.63     25.98   1.311           NA
CFSB   CFSB Bancorp Inc.                25.250     128.67    14.68     22.95    204.95      204.95     15.64   2.376        41.25
CFTP   Community Federal Bancorp        17.750      76.01    22.19     26.89    110.04      110.04     36.89   1.690        45.45
CFX    CFX Corporation                  19.000     247.95    13.19     17.27    185.37      198.95     14.21   4.632        57.32
CIBI   Community Investors Bancorp      13.375      12.70    12.38     19.96    113.16      113.16     13.03   1.995        33.85
CKFB   CKF Bancorp Inc.                 19.250      17.85    22.92     22.13    116.03      116.03     29.65   2.597       165.52
CLAS   Classic Bancshares Inc.          14.000      18.27       NM     29.79     95.43      113.09     14.05   2.000        27.66
CMRN   Cameron Financial Corp           17.500      46.39    19.02     21.88    103.43      103.43     23.74   1.600        35.00
CMSB   Commonwealth Bancorp Inc.        16.250     277.78    14.51        NA    130.00      169.27     12.43   1.723           NA
CMSV   Community Savings (MHC)          22.250     109.48    20.60     27.13    142.90      142.90     16.05   4.045       100.61
CNIT   CENIT Bancorp Inc.               49.000      80.42    19.76     24.02    160.24      175.19     11.37   2.041        44.12
CNSB   CNS Bancorp Inc.                 16.250      26.86    27.08        NA    110.32      110.32     27.38   1.231           NA
CNY    Carver Bancorp Inc.              12.000      27.77       NM        NM     81.30       84.93      6.56   1.667         0.00
COFD   Collective Bancorp Inc.          46.500     952.51    14.72     18.45    238.71      261.82     17.39   2.151        39.68
COFI   Charter One Financial            53.438   2,476.25    14.37     19.09    260.29      279.78     17.64   1.871        32.11
CONE   Conestoga Bancorp, Inc.              NA         NA       NA        NA        NA          NA        NA      NA        28.17
COOP   Cooperative Bankshares Inc.      24.500      36.55    16.55        NM    140.08      140.08     10.49   0.000         0.00
CRZY   Crazy Woman Creek Bancorp        13.750      13.82    20.22     26.44     95.35       95.35     26.55   2.909        67.31
CSA    Coast Savings Financial          45.875     852.93    18.20     68.47    195.63      198.34      9.70   0.000         0.00
CSBF   CSB Financial Group Inc.         12.000      11.30    50.00     54.55     93.90       99.59     23.55   0.000         0.00
CTZN   CitFed Bancorp Inc.              40.750     350.98    14.76     23.97    188.74      211.91     11.95   0.785        15.29
CVAL   Chester Valley Bancorp Inc.      20.625      42.36    14.73     23.98    162.15      162.15     13.88   2.133        39.07
CZF    CitiSave Financial Corp          20.125      19.36    26.48     50.31    155.41      155.41     25.84   1.988       587.50
DCBI   Delphos Citizens Bancorp Inc.    15.125      30.84    14.00        NA    101.58      101.58     28.80   0.000           NA
DIBK   Dime Financial Corp.             26.125     134.18     9.20     10.09    210.52      218.44     16.47   1.531        12.36
DIME   Dime Community Bancorp Inc.      19.250     252.67    18.51        NA    132.48      154.37     20.42   0.935           NA
DME    Dime Bancorp Inc.                17.313   1,821.38    13.96     16.81    172.96      174.53      9.87   0.000         0.00
DNFC   D & N Financial Corp.            19.000     158.00    12.50     18.10    179.92      181.99     10.34   0.000         0.00
DSL    Downey Financial Corp.           23.000     614.88    12.50     27.71    153.54      155.83     11.21   1.391        36.72
EBSI   Eagle Bancshares                 18.250      83.08    16.90     21.22    143.25      143.25     12.47   3.288        67.44
EFBC   Empire Federal Bancorp Inc.      14.375      37.26       NA        NA     93.65       93.65     34.52   2.087           NA
EFBI   Enterprise Federal Bancorp       19.000      38.21    15.32     22.35    120.71      120.87     14.88   5.263       147.06
EGFC   Eagle Financial Corp.            31.500     143.67    13.13     17.70    137.49      182.61      9.49   2.921        51.69
EGLB   Eagle BancGroup Inc.             16.000      20.28    40.00        NA     98.28       98.28     11.89   0.000           NA
EIRE   Emerald Isle Bancorp Inc.        19.500      43.59    12.83     13.64    151.99      151.99     10.58   1.436        17.62
EMLD   Emerald Financial Corp.          13.500      68.33    11.64     17.76    154.64      157.34     11.61   1.778        39.47
EQSB   Equitable Federal Savings Bank   39.000      23.49     9.65     18.75    156.56      156.56      7.93   0.000         0.00
ESBK   Elmira Savings Bank (The)        19.500      13.77    20.31     21.91     96.53      100.83      6.19   3.282        71.91
ESX    Essex Bancorp Inc.                1.375       1.45       NM        NM        NM          NM      0.81   0.000         0.00
ETFS   East Texas Financial Services    18.000      18.46    23.68     46.15     91.42       91.42     17.39   1.111        51.28
FAB    FirstFed America Bancorp Inc.    17.750     154.55       NA        NA    126.51      126.51     15.77   0.000           NA
FBBC   First Bell Bancorp Inc.          16.375     111.40    14.62     16.21    154.05      154.05     15.71   2.443       331.68
FBCI   Fidelity Bancorp Inc.            19.375      54.09    13.45     22.27    109.22      109.53     11.13   1.652        29.89
FBCV   1ST Bancorp                      31.250      21.80    10.02     34.34    100.19      102.46      7.98   1.280        42.37
FBER   1st Bergen Bancorp               15.375      46.36    21.35        NA    111.74      111.74     18.38   0.780           NA
FBHC   Fort Bend Holding Corp.          29.500      24.26    11.90     32.42    131.64      142.03      8.22   0.949        30.77
FBNW   FirstBank Corp.                  15.500      30.75       NA        NA        NA          NA        NA   0.000           NA
FBSI   First Bancshares Inc.            21.750      24.86    13.94     18.43    109.85      110.02     15.77   0.920        16.95
FCB    Falmouth Co-Operative Bank       16.500      24.00    34.38     31.73    108.77      108.77     26.59   1.212        19.23
FCBF   FCB Financial Corp.              27.250     111.70    22.71     26.98    141.56      141.56     24.76   2.642        71.29
FCIT   First Citizens Financial Corp.   32.375      95.31    18.39     29.70    224.98      224.98     13.74   0.000         0.00

                                                                      Current Price in Relation to
                                       Current   Current   -------------------------------------------------  Current       LTM
                                        Stock     Market                                   Tangible           Dividend    Dividend
                                        Price     Value    Earnings  LTM EPS  Book Value  Book Value  Assets   Yield    Payout Ratio
Ticker           Short Name              ($)      ($M)       (x)       (x)       (%)         (%)        (%)     (%)         (%)
- ------------------------------------------------------------------------------------------------------------------------------------
FCME   First Coastal Corporation         9.625      13.07    12.66      1.85     97.32       97.32      8.65   0.000         0.00
FDEF   First Defiance Financial         15.000     141.35    22.06     34.88    120.87      120.87     25.88   2.133        69.77
FED    FirstFed Financial Corp.         31.938     337.28    16.63     34.34    172.82      175.10      8.17   0.000         0.00
FESX   First Essex Bancorp Inc.         17.750     132.84    15.85     12.07    158.48      183.94     11.58   2.704        32.65
FFBA   First Colorado Bancorp Inc.      19.125     316.74    16.49     24.21    164.87      167.18     20.97   2.301        44.30
FFBH   First Federal Bancshares of AR   20.875     102.21    15.81        NA    124.33      124.33     19.66   0.958           NA
FFBI   First Financial Bancorp Inc.     18.750       7.79    12.67        NM    107.14      107.14      8.36   0.000         0.00
FFBS   FFBS BanCorp Inc.                26.000      40.49    19.12     26.80    152.85      152.85     31.47   1.923        51.55
FFBZ   First Federal Bancorp Inc.       17.000      26.72    17.00     21.52    202.86      203.11     13.94   1.412        29.11
FFCH   First Financial Holdings Inc.    32.250     204.13    14.40     24.07    207.13      207.13     12.74   2.233        50.75
FFDB   FirstFed Bancorp Inc.            17.750      21.94    12.68     21.91    121.99      133.06     12.27   2.817        59.26
FFDF   FFD Financial Corp.              14.625      21.28    26.12        NA    100.79      100.79     24.94   2.051           NA
FFED   Fidelity Federal Bancorp          8.750      21.76    10.94     58.33    169.25      169.25      8.71   4.571       466.67
FFES   First Federal of East Hartford   29.250      77.79    15.90     19.12    127.17      127.17      7.95   2.051        39.22
FFFC   FFVA Financial Corp.             26.531     119.93    16.58     22.87    156.16      159.73     21.81   1.809        36.21
FFFD   North Central Bancshares Inc.    16.000      53.11    14.81     17.20    109.66      109.66     26.96   1.563        26.88
FFFG   F.F.O. Financial Group Inc.       4.750      40.12    16.96     19.00    193.09      193.09     12.51   0.000         0.00
FFFL   Fidelity Bankshares Inc. (MHC)   20.000     135.31    27.78     40.82    165.56      166.94     14.60   4.000       153.06
FFHC   First Financial Corp.            29.625   1,072.07    14.52     21.47    265.93      274.05     18.57   2.025        39.13
FFHH   FSF Financial Corp.              18.000      55.12    18.00     24.66    113.42      113.42     15.17   2.778        68.49
FFHS   First Franklin Corporation       20.000      23.57    17.24     76.92    118.13      118.98     10.42   1.600       123.08
FFIC   Flushing Financial Corp.         20.500     165.80    20.50     23.56    127.65      127.65     20.44   1.171        13.79
FFKY   First Federal Financial Corp.    21.500      89.45    14.53     20.09    176.81      188.27     24.05   2.419        45.79
FFLC   FFLC Bancorp Inc.                27.250      63.16    17.03     28.99    122.97      122.97     17.80   1.761        44.68
FFOH   Fidelity Financial of Ohio       15.000      83.91    17.05     33.33    124.69      141.91     16.35   1.867        48.89
FFPB   First Palm Beach Bancorp Inc.    32.250     161.55    17.53        NM    153.28      157.32     10.37   1.860           NM
FFSL   First Independence Corp.         11.625      11.57    18.16     24.22    101.88      101.88     10.70   2.151        44.27
FFSX   First Fed SB of Siouxland(MHC)   23.750      67.14    19.15     35.45    178.30      179.92     14.51   2.021        68.39
FFWC   FFW Corp.                        28.000      19.52    11.11     14.36    123.08      123.08     12.32   2.571        30.77
FFWD   Wood Bancorp Inc.                23.000      34.33    15.13     23.23    165.35      165.35     21.00   1.739        31.31
FFYF   FFY Financial Corp.              26.188     109.55    13.93     22.77    134.30      134.30     18.93   2.673        56.52
FGHC   First Georgia Holding Inc.        7.750      23.66    14.90     26.72    189.95      208.33     16.08   0.688        18.38
FIBC   Financial Bancorp Inc.           19.000      32.63    13.57     23.75    126.75      127.43     12.34   2.105        40.63
FISB   First Indiana Corporation        22.500     236.37    14.80     18.29    166.54      168.67     15.96   2.133        37.07
FKFS   First Keystone Financial         23.375      28.70    10.08     17.58    129.00      129.00      9.12   0.856         7.52
FKKY   Frankfort First Bancorp Inc.      9.250      31.31    23.13     35.58     93.15       93.15     24.40   3.892           NM
FLAG   FLAG Financial Corp.             14.625      29.79    12.19        NM    142.68      142.68     13.41   2.325           NM
FLFC   First Liberty Financial Corp.    22.250     171.88    12.64     17.80    187.45      209.51     13.77   1.798        29.87
FLGS   Flagstar Bancorp Inc.            16.875     230.68       NM        NA        NA          NA        NA   0.000           NA
FLKY   First Lancaster Bancshares       15.250      14.62    23.83        NA    105.61      105.61     36.15   3.279           NA
FMBD   First Mutual Bancorp Inc.        15.500      54.35   193.75    119.23     93.37      121.38     13.66   2.065       238.46
FMCO   FMS Financial Corporation        24.500      58.47    11.14     18.01    167.92      171.45     10.56   0.816        14.71
FMSB   First Mutual Savings Bank        18.250      49.25    12.01     12.76    172.99      172.99     11.55   1.096        12.73
FNGB   First Northern Capital Corp.     22.500      99.44    18.15     28.85    139.84      139.84     16.09   2.844        78.21
FOBC   Fed One Bancorp                  21.250      50.30    16.10     22.85    124.49      130.69     14.99   2.729        61.29
FPRY   First Financial Bancorp              NA         NA       NA        NA        NA          NA        NA      NA        39.66
FRC    First Republic Bancorp           23.375     233.57    15.38     16.23    144.38      144.47     10.70   0.000         0.00
FSBI   Fidelity Bancorp Inc.            20.000      30.85    12.50     19.05    134.95      134.95      9.40   1.800        27.93
FSFC   First Southeast Financial Corp   14.125      61.98    16.82        NM    181.09      181.09     18.52   1.699           NM
FSLA   First Savings Bank (MHC)         27.250     197.49    20.04     40.07    209.62      236.55     19.27   1.761        54.81
FSNJ   First Savings Bk of NJ (MHC)     29.750     215.61    33.81        NM    183.87      183.87     15.76   1.681           NM
FSPG   First Home Bancorp Inc.          19.625      53.15    10.44     12.11    158.78      161.66     10.46   2.038        23.46
FSPT   FirstSpartan Financial Corp.     36.500     161.71       NA        NM        NA          NA        NA   0.000           NM
FSSB   First FS&LA of San Bernardino     9.625       3.16       NM        NM     70.36       73.03      3.05   0.000         0.00
FSTC   First Citizens Corp.             27.000      49.39    48.21     17.09    165.75      220.95     15.13   1.630        27.85
FTF    Texarkana First Financial Corp   20.625      37.63    12.28     15.63    140.31      140.31     22.49   2.715       261.36

                                                                      Current Price in Relation to
                                       Current   Current   -------------------------------------------------  Current       LTM
                                        Stock     Market                                   Tangible           Dividend    Dividend
                                        Price     Value    Earnings  LTM EPS  Book Value  Book Value  Assets   Yield    Payout Ratio
Ticker           Short Name              ($)      ($M)       (x)       (x)       (%)         (%)        (%)     (%)         (%)
- ------------------------------------------------------------------------------------------------------------------------------------
FTFC   First Federal Capital Corp.      23.750     216.74    15.63     22.20    223.00      237.98     14.18   2.021        39.89
FTNB   Fulton Bancorp Inc.              20.250      34.81    36.16        NA    139.94      139.94     35.00   0.988           NA
FTSB   Fort Thomas Financial Corp.      10.500      14.86    17.50     36.21    103.04      103.04     16.58   2.381           NM
FWWB   First SB of Washington Bancorp   22.125     232.73    17.84     23.29    145.08      157.70     23.10   1.266        23.16
GAF    GA Financial Inc.                18.250     145.72    19.01     22.81    122.16      123.48     22.89   2.192        26.25
GBCI   Glacier Bancorp Inc.             18.125     123.26    15.63     16.63    233.27      240.07     22.31   2.648        39.16
GDVS   Greater Delaware Valley (MHC)    16.500      54.00    24.26        NM    197.13      197.13     22.62   2.182           NM
GDW    Golden West Financial            72.313   4,137.64    12.47     11.23    171.40      171.40     10.74   0.608         6.37
GFCO   Glenway Financial Corp.          26.500      30.31    13.80     28.19    114.92      116.74     10.79   2.566        70.62
GFED   Guaranty Federal SB (MHC)        17.750      55.47    31.70     59.17    204.49      204.49     28.30   2.254       113.33
GFSB   GFS Bancorp Inc.                 13.875      13.71    12.39     16.52    134.32      134.32     15.55   1.874        23.81
GLBK   Glendale Co-Operative Bank       27.000       6.68    24.11     24.55    110.38      110.38     18.08   0.000         0.00
GLN    Glendale Federal Bank FSB        27.750   1,395.98    21.02     81.62    181.25      194.87      9.07   0.000         0.00
GOSB   GSB Financial Corporation        14.750      33.16       NM        NA        NA          NA        NA   0.000           NA
GPT    GreenPoint Financial Corp.       63.875   2,994.97    16.99     18.95    184.77      322.44     22.58   1.566        25.22
GRTR   Greater New York Savings Bank    21.875     299.20    27.34     27.01    190.55      190.55     11.64   0.914        12.35
GSBC   Great Southern Bancorp Inc.      16.375     133.13    11.70     15.60    222.79      222.79     19.98   2.443        36.90
GSFC   Green Street Financial Corp.     17.625      75.75    25.92        NA    120.39      120.39     43.44   2.496           NA
GSLA   GS Financial Corp.               14.875      51.15       NA        NA        NA          NA        NA   0.000           NA
GTFN   Great Financial Corporation      34.000     472.09    16.04     23.45    171.46      179.23     15.94   1.765        33.10
GTPS   Great American Bancorp           16.500      29.04    41.25    103.13     89.87       89.87     21.06   2.424       250.00
GUPB   GFSB Bancorp Inc.                19.000      15.28    22.62     28.36    112.56      112.56     18.35   2.105       111.94
GWBC   Gateway Bancorp Inc.             17.750      19.09    23.36     34.13    111.22      111.22     29.02   2.254        76.92
HALL   Hallmark Capital Corp.           21.750      31.38    11.82     17.98    109.74      109.74      7.67   0.000         0.00
HARB   Harbor Florida Bancorp Inc.      45.000     223.28    17.05     23.32    245.90      255.54     20.21   3.111        64.77
HARL   Harleysville Savings Bank        23.250      38.42    11.63     18.16    181.36      181.36     11.54   1.720        27.19
HARS   Harris Savings Bank (MHC)        21.875     245.47    13.02     59.12    159.56      184.91     12.63   2.651       156.76
HAVN   Haven Bancorp Inc.               37.000     160.31    12.50     16.74    159.97      160.59      9.27   1.622        27.15
HBBI   Home Building Bancorp            22.000       6.86    16.18     70.97    110.66      110.66     14.65   1.364        96.77
HBEI   Home Bancorp of Elgin Inc.       18.750     131.42    33.48        NA    130.30      130.30     36.64   2.133           NA
HBFW   Home Bancorp                     21.250      55.74    16.10     29.93    121.92      121.92     17.01   0.941        28.17
HBNK   Highland Federal Bank FSB        25.000      57.05    11.36     43.86    159.24      159.24     11.88   0.000         0.00
HBS    Haywood Bancshares Inc.          17.500      21.91    17.50     20.59    105.93      109.99     14.97   3.200        63.53
HCBB   HCB Bancshares Inc.              13.125      34.72       NA        NA        NA          NA        NA   0.000           NA
HCFC   Home City Financial Corp.        14.625      13.93    18.28        NA     91.12       91.12     20.41   2.188           NA
HEMT   HF Bancorp Inc.                  14.234      89.42    59.31        NM    110.60      135.18      9.08   0.000         0.00
HFFB   Harrodsburg First Fin Bancorp    15.500      31.38    20.39     26.72    101.51      101.51     29.01   2.581        94.83
HFFC   HF Financial Corp.               21.500      64.27    12.80     20.09    130.22      130.54     11.48   1.674        32.94
HFGI   Harrington Financial Group       12.750      41.52    12.26     25.00    168.43      168.43      8.06   0.941         0.00
HFNC   HFNC Financial Corp.             14.875     255.74    30.99     27.55    161.16      161.16     30.34   1.882       961.11
HFSA   Hardin Bancorp Inc.              15.250      13.11    17.33     29.90     99.22       99.22     12.68   3.148        78.43
HHFC   Harvest Home Financial Corp.     12.000      10.98    16.67     52.17    108.01      108.01     13.50   3.333           NM
HIFS   Hingham Instit. for Savings      22.000      28.68    11.22     12.72    145.79      145.79     13.92   2.182        27.17
HMCI   HomeCorp Inc.                    14.625      24.76    17.41     73.13    116.81      116.81      7.36   0.000         0.00
HMLK   Hemlock Federal Financial Corp   14.375      29.85       NA        NA        NA          NA        NA   0.000           NA
HMNF   HMN Financial Inc.               22.500      94.77    14.80     22.50    120.26      120.26     17.13   0.000         0.00
HOMF   Home Federal Bancorp             28.250      95.78    11.58     14.95    170.80      176.56     14.43   1.770        19.40
HPBC   Home Port Bancorp Inc.           20.250      37.30    12.05     11.98    182.27      182.27     19.71   3.951        44.38
HRBF   Harbor Federal Bancorp Inc.      19.750      34.65    20.57     36.57    122.75      122.75     15.79   2.025        74.07
HRZB   Horizon Financial Corp.          16.313     120.70    14.57     15.69    153.75      153.75     23.42   2.452        62.71
HTHR   Hawthorne Financial Corp.        12.625      33.19    18.57     40.73    102.06      102.06      3.96   0.000         0.00
HVFD   Haverfield Corporation           26.000      49.57    15.12     29.55    172.87      172.87     14.51   2.154        61.93
HWEN   Home Financial Bancorp           15.000       7.29    22.06        NA     99.21       99.21     18.48   1.333           NA
HZFS   Horizon Financial Svcs Corp.     19.000       8.09    13.19     24.68     98.29       98.29     10.32   1.684        41.56
IBSF   IBS Financial Corp.              18.500     203.73    35.58     52.86    161.57      161.57     27.53   1.730       131.71
IFSB   Independence Federal Savings      9.938      12.72    10.80     34.27     74.22       84.65      4.84   2.214         0.00

                                                                      Current Price in Relation to
                                       Current   Current   -------------------------------------------------  Current       LTM
                                        Stock     Market                                   Tangible           Dividend    Dividend
                                        Price     Value    Earnings  LTM EPS  Book Value  Book Value  Assets   Yield    Payout Ratio
Ticker           Short Name              ($)      ($M)       (x)       (x)       (%)         (%)        (%)     (%)         (%)
- ------------------------------------------------------------------------------------------------------------------------------------
IFSL   Indiana Federal Corporation      28.750     137.64    15.29     26.38    191.28      203.61     16.80   2.504        66.06
INBI   Industrial Bancorp               13.813      74.73    14.39     30.70    121.06      121.06     22.38   3.475        61.11
INCB   Indiana Community Bank SB        15.000      13.83    25.00    100.00    122.25      122.25     15.14   2.400           NM
IPSW   Ipswich Savings Bank             17.000      20.20    11.18     11.64    197.90      197.90     12.20   1.412        13.70
ISBF   ISB Financial Corporation        24.000     165.63    20.69     29.27    137.54      162.16     17.90   1.667        42.68
ITLA   ITLA Capital Corp.               17.000     133.10    11.81     12.50    144.44      145.05     16.42   0.000         0.00
IWBK   InterWest Bancorp Inc.           39.250     314.72    16.09     22.18    265.02      271.25     17.77   1.529        30.51
JOAC   Joachim Bancorp Inc.             14.500      11.03    51.79     58.00    106.70      106.70     30.92   3.448       200.00
JSBA   Jefferson Savings Bancorp        29.500     146.65    12.50     37.34    127.05      166.76     11.31   1.356        43.04
JSBF   JSB Financial Inc.               44.000     432.92    17.46     16.86    127.46      127.46     28.25   3.182        47.89
JXSB   Jacksonville Savings Bk (MHC)    17.000      21.63    21.25     53.13    128.21      128.21     13.20   2.353       125.00
JXVL   Jacksonville Bancorp Inc.        15.125      38.44    13.50        NA    113.98      113.98     17.82   3.306           NA
KFBI   Klamath First Bancorp            19.688     196.13    18.23     33.94    127.93      127.93     28.68   1.524        48.28
KNK    Kankakee Bancorp Inc.            29.625      42.07    14.52     20.72    115.09      122.93     12.29   1.620        29.37
KSAV   KS Bancorp Inc.                  19.125      16.91    14.06     19.72    121.43      121.51     16.79   2.353        92.78
KSBK   KSB Bancorp Inc.                 45.000      18.70    13.55     13.68    185.11      196.76     13.27   0.533         6.08
KYF    Kentucky First Bancorp Inc.      12.375      16.33    15.47     22.92    113.95      113.95     18.36   4.040       648.15
LARK   Landmark Bancshares Inc.         20.250      36.61    15.82     21.09    111.82      111.82     16.36   1.975        41.67
LARL   Laurel Capital Group Inc.        21.250      30.64    11.55     14.76    146.45      146.45     15.26   2.071        28.47
LFBI   Little Falls Bancorp Inc.        15.500      42.55    22.79     55.36    108.47      117.87     14.02   0.774        37.50
LFCO   Life Financial Corp.             17.000     103.90     2.02        NA    157.99      157.99     11.54   0.000           NA
LFED   Leeds Federal Savings Bk (MHC)   19.500      67.37    19.50     30.47    147.62      147.62     23.90   3.897       107.81
LIFB   Life Bancorp Inc.                25.500     251.09    17.71     25.50    165.37      170.57     17.83   1.882        44.00
LISB   Long Island Bancorp Inc.         35.625     863.13    17.46     25.45    164.78      166.39     14.84   1.684        35.71
LOGN   Logansport Financial Corp.       13.875      17.46    15.77     19.82    111.80      111.80     21.98   2.883       485.71
LONF   London Financial Corporation     14.750       7.60    21.69        NA    100.82      100.82     20.03   1.627           NA
LSBI   LSB Financial Corp.              20.250      19.14    12.35     19.85    104.27      104.27     10.18   1.600        29.88
LSBX   Lawrence Savings Bank            12.750      54.27    10.99      9.96    180.59      180.59     15.87   0.000         0.00
LVSB   Lakeview Financial               33.000      75.98    15.28     13.15    165.75      207.29     15.78   0.758         9.51
LXMO   Lexington B&L Financial Corp.    16.125      17.54    31.01        NA    106.30      106.30     29.36   1.860           NA
MAFB   MAF Bancorp Inc.                 29.125     452.32    12.77     18.67    178.57      205.69     14.08   0.961        14.96
MARN   Marion Capital Holdings          23.000      42.05    11.98     18.70    104.59      104.59     24.11   3.826        65.04
MASB   MASSBANK Corp.                   48.375     130.03    13.44     13.70    144.45      144.45     14.42   2.233        27.48
MBB    MSB Bancorp Inc.                 20.000      56.74    20.83     60.61    101.42      236.13      7.00   3.000       181.82
MBBC   Monterey Bay Bancorp Inc.        16.250      52.73    27.08     50.78    108.26      118.10     12.48   0.615        31.25
MBLF   MBLA Financial Corp.             23.500      30.93    21.76     23.98    109.25      109.25     14.74   1.702        40.82
MBSP   Mitchell Bancorp Inc.            16.375      15.85    24.08        NA    107.94      107.94     46.76   0.000           NA
MCBN   Mid-Coast Bancorp Inc.           19.500       4.51     9.20     20.97     90.24       90.24      7.76   2.667        54.84
MCBS   Mid Continent Bancshares Inc.    29.500      57.77    14.75     16.86    151.59      151.59     15.56   1.356        22.86
MDBK   Medford Savings Bank             30.625     139.07    12.76     13.67    149.90      161.95     13.19   2.351        37.50
MECH   Mechanics Savings Bank           19.250     101.83    12.34        NA    132.76      132.76     12.91   0.000           NA
MERI   Meritrust Federal SB             39.000      30.19    11.61     22.94    167.10      167.10     13.21   1.795        38.24
METF   Metropolitan Financial Corp.     17.000      59.94    12.50        NA    194.73      217.11      7.43   0.000           NA
MFBC   MFB Corp.                        19.125      33.17    15.94     28.13     97.63       97.63     14.16   1.673        32.35
MFCX   Marshalltown Financial Corp.     16.813      23.73    24.73     57.98    119.58      119.58     18.67   0.000         0.00
MFFC   Milton Federal Financial Corp.   13.625      31.71    26.20     31.69    111.50      111.50     17.74   4.404       706.98
MFLR   Mayflower Co-operative Bank      17.250      15.36    11.35     12.97    130.58      132.90     12.32   3.478        36.84
MFSL   Maryland Federal Bancorp         44.625     143.25    15.49     20.66    147.67      149.55     12.38   1.793        33.43
MGNL   Magna Bancorp Inc.               26.563     365.35    16.60     20.12    276.41      285.62     26.42   2.259        39.77
MIFC   Mid-Iowa Financial Corp.          8.750      14.67    11.51     14.11    130.40      130.60     11.87   0.914        12.90
MIVI   Mississippi View Holding Co.     15.000      12.28    17.86     25.86     96.46       96.46     17.61   1.067        41.38
MLBC   ML Bancorp Inc.                  19.313     201.15    15.58     15.83    148.22          NA     10.26   2.071        31.15
MONT   Montgomery Financial Corp.       11.125      18.39       NA        NA        NA          NA        NA   3.596           NA
MRKF   Market Financial Corporation     13.250      17.70       NA        NA     90.82       90.82     31.41   0.000           NA
MSBF   MSB Financial Inc.               28.625      18.01    17.89     22.90    143.56      143.56     23.85   1.956        40.00
MSBK   Mutual Savings Bank FSB          10.625      45.41       NM     66.41    114.12      114.12      6.85   0.000         0.00

                                                                      Current Price in Relation to
                                       Current   Current   -------------------------------------------------  Current       LTM
                                        Stock     Market                                   Tangible           Dividend    Dividend
                                        Price     Value    Earnings  LTM EPS  Book Value  Book Value  Assets   Yield    Payout Ratio
Ticker           Short Name              ($)      ($M)       (x)       (x)       (%)         (%)        (%)     (%)         (%)
- ------------------------------------------------------------------------------------------------------------------------------------
MWBI   Midwest Bancshares Inc.          32.750      11.41    12.41     19.04    118.32      118.32      8.21   1.832        32.56
MWBX   MetroWest Bank                    5.813      81.05    12.11     11.86    199.08      199.08     14.61   2.064        31.63
MWFD   Midwest Federal Financial        20.250      32.90    12.66     17.02    189.96      197.75     16.36   1.679        26.05
NASB   North American Savings Bank      50.250     113.28     9.66     13.09    206.37      213.29     16.45   1.592        17.42
NBN    Northeast Bancorp                14.750      18.81    12.72     20.49    109.34      126.50      7.60   2.169        44.44
NBSI   North Bancshares Inc.            20.000      20.70    22.73     39.22    118.06      118.06     17.25   2.400        82.35
NEIB   Northeast Indiana Bancorp        16.000      28.20    13.33     17.39    107.60      107.60     16.31   2.000        33.70
NHTB   New Hampshire Thrift Bncshrs     15.875      32.41    12.80     34.51    138.53      163.49     10.35   3.150       108.70
NMSB   NewMil Bancorp Inc.              11.500      44.71    17.97     19.49    141.45      141.45     14.10   2.087        37.29
NSBC   NewSouth Bancorp, Inc.           28.000      81.47       NA        NA        NA          NA        NA   1.429           NA
NSLB   NS&L Bancorp Inc.                16.625      11.76    21.88     37.78    101.62      101.62     20.25   3.008       113.64
NSSB   Norwich Financial Corp.          21.500     116.12    14.93     16.54    150.67      167.97     16.56   2.605        43.08
NSSY   Norwalk Savings Society          30.625      73.61    17.81     12.55    148.02      153.51     11.92   1.306         8.20
NTMG   Nutmeg Federal S&LA               8.500       6.17    13.28     34.00    115.65      115.65      6.58   0.000        30.00
NWEQ   Northwest Equity Corp.           14.938      12.53    12.88     17.78    105.27      105.27     13.18   3.213        47.62
NWSB   Northwest Savings Bank (MHC)     16.500     385.70    20.63     28.95    198.80      211.81     19.31   1.939        55.26
NYB    New York Bancorp Inc.            38.250     620.15    11.81     17.00    389.91      389.91     19.73   2.092        25.18
OCFC   Ocean Financial Corp.            34.750     311.85    20.68        NA    127.29      127.29     22.68   2.302           NA
OCWN   Ocwen Financial Corporation      32.750     877.68    13.00        NA    389.88      389.88     33.13   0.000           NA
OFCP   Ottawa Financial Corp.           23.500     115.63    17.28     33.57    155.94      194.86     13.79   1.702        50.00
OHSL   OHSL Financial Corp.             24.875      30.05    14.81     24.15    118.45      118.45     13.07   3.538        76.70
PALM   Palfed, Inc.                     16.250      85.77    16.25        NM    161.37      161.37     13.08   0.738       150.00
PAMM   PacificAmerica Money Center      35.000      66.08     6.78        NA    262.17      262.17     58.82   0.000           NA
PBCI   Pamrapo Bancorp Inc.             21.000      59.70    12.50     21.65    127.81      128.91     16.37   4.762        95.36
PBCT   People's Bank (MHC)              26.375   1,609.32    18.32     19.98    253.85      254.09     21.35   2.528        42.42
PBKB   People's Bancshares Inc.         16.500      59.27    11.46     13.75    192.53      200.97     10.80   2.667        25.83
PBNB   People's Savings Financial Cp.   38.250      72.94    17.71     17.96    158.45      169.17     15.22   2.405        43.19
PCBC   Perry County Financial Corp.     21.000      16.98    16.94     26.25    116.28      116.28     21.30   1.905        50.00
PCCI   Pacific Crest Capital            12.875      37.82    11.92     12.50    152.73      152.73     11.03   0.000         0.00
PDB    Piedmont Bancorp Inc.            10.500      28.88    18.75        NM    143.64      143.64     24.37   3.810           NM
PEEK   Peekskill Financial Corp.        15.500      49.65    22.79     27.19    106.31      106.31     27.19   2.323        63.16
PERM   Permanent Bancorp Inc.           24.250      50.86    20.91     41.10    127.30      128.37     11.75   1.649        46.61
PERT   Perpetual Bank (MHC)             31.250      47.02    19.53     27.65    157.75      157.75     19.14   4.480       106.19
PETE   Primary Bank                     26.000      54.27    16.25     15.85    188.13      188.54     12.46   0.000         0.00
PFDC   Peoples Bancorp                  22.500      51.28    12.50     16.79    119.30      119.30     18.11   2.667        44.03
PFED   Park Bancorp Inc.                16.500      40.12    21.71        NA    103.97      103.97     22.54   0.000           NA
PFFB   PFF Bancorp Inc.                 18.500     348.64    33.04    123.33    131.30      132.81     13.75   0.000         0.00
PFFC   Peoples Financial Corp.          15.375      22.92    27.46        NA     95.02       95.02     25.56   3.252           NA
PFNC   Progress Financial Corporation   10.250      39.10     9.15     25.00    185.69      211.78      9.76   0.780        14.63
PFSB   PennFed Financial Services Inc   27.375     131.98    12.44     20.13    129.07      156.52     10.54   1.023        10.29
PFSL   Pocahontas FS&LA (MHC)           21.750      35.43    13.94     16.86    148.87      148.87      9.49   4.138        65.50
PHBK   Peoples Heritage Finl Group      38.375   1,070.33    15.99     17.52    243.50      288.53     19.98   1.876        31.51
PHFC   Pittsburgh Home Financial Corp   15.500      30.53    16.85        NA    113.06      114.39     12.97   1.548           NA
PHSB   Peoples Home Savings Bk (MHC)    14.000      33.60       NA        NM        NA          NA        NA   0.000           NM
PKPS   Poughkeepsie Financial Corp.      7.438      93.68    20.66     57.22    129.13      129.13     10.88   1.344        76.92
PLSK   Pulaski Savings Bank (MHC)       13.500      27.95       NA        NA        NA          NA        NA   2.222           NA
PMFI   Perpetual Midwest Financial      20.000      38.00    22.73    133.33    112.93      112.93      9.59   1.500       200.00
POBS   Portsmouth Bank Shares           16.750      98.36    16.11     16.58    148.89      148.89     37.41   3.582        82.52
PRBC   Prestige Bancorp Inc.            16.125      14.75    17.53        NA    100.09      100.09     11.69   0.744           NA
PROV   Provident Financial Holdings     18.875      95.79    19.66        NA    110.64      110.64     15.74   0.000           NA
PSBK   Progressive Bank Inc.            30.750     117.62    13.98     12.55    160.41      181.10     13.40   2.211        23.26
PSFC   Peoples-Sidney Financial Corp.   14.250      25.44       NA        NA        NA          NA        NA   0.000           NA
PSFI   PS Financial Inc.                14.500      31.64    18.13        NA     97.45       97.45     42.13   2.207           NA
PTRS   Potters Financial Corp.          22.000      10.71     6.25     30.14    102.85      102.85      9.16   1.636        43.84
PULB   Pulaski Bank, Svgs Bank (MHC)    19.750      41.36    24.69     41.15    178.89      178.89     23.26   5.063       197.92
PULS   Pulse Bancorp                    20.250      62.11    11.25     19.10    154.11      154.11     12.01   3.457        66.04

                                                                      Current Price in Relation to
                                       Current   Current   -------------------------------------------------  Current       LTM
                                        Stock     Market                                   Tangible           Dividend    Dividend
                                        Price     Value    Earnings  LTM EPS  Book Value  Book Value  Assets   Yield    Payout Ratio
Ticker           Short Name              ($)      ($M)       (x)       (x)       (%)         (%)        (%)     (%)         (%)
- ------------------------------------------------------------------------------------------------------------------------------------
PVFC   PVF Capital Corp.                19.000      44.14     9.69     13.19    176.42      176.42     12.39   0.000         0.00
PVSA   Parkvale Financial Corporation   27.625     112.17    11.32     17.37    154.24      155.55     11.53   1.882        31.07
PWBC   PennFirst Bancorp Inc.           18.250      71.38    15.73     24.33    142.91      156.65     10.11   1.973       114.67
PWBK   Pennwood Bancorp Inc.            14.750       9.00    16.76        NA     96.41       96.41     18.78   2.169           NA
QCBC   Quaker City Bancorp Inc.         18.750      89.00    16.16     38.27    128.78      128.95     11.47   0.000         0.00
QCFB   QCF Bancorp Inc.                 22.250      31.73    12.36     15.24    117.23      117.23     21.21   0.000         0.00
QCSB   Queens County Bancorp Inc.       45.875     510.92    17.38     22.06    216.19      216.19     37.20   1.744        30.05
RARB   Raritan Bancorp Inc.             21.000      50.09    13.46     15.33    167.60      170.73     12.86   2.286        30.42
RCSB   RCSB Financial Inc.              47.625     694.90    21.65     19.13    222.34      227.87     16.93   1.260        18.07
REDF   RedFed Bancorp Inc.              16.250     116.41    12.70    180.56    156.70      156.85     12.81   0.000         0.00
RELI   Reliance Bancshares Inc.          8.188      20.70    29.24        NA     92.10          NA     44.21   0.000           NA
RELY   Reliance Bancorp Inc.            28.750     251.95    15.63     25.44    163.72      233.55     13.16   2.226        49.12
RIVR   River Valley Bancorp             15.500      18.45    12.50        NA    107.86      109.54     13.34   0.000           NA
ROSE   TR Financial Corp.               23.000     402.92    13.07     13.07    180.11      180.11     11.91   2.261        21.59
RSLN   Roslyn Bancorp Inc.              21.875     954.68       NA        NA    155.36      156.14     33.50   0.914           NA
RVSB   Riverview Savings Bank (MHC)     22.188      53.61    17.89     26.10    214.17      236.04     23.89   1.082        24.06
SBCN   Suburban Bancorporation Inc.     20.750      30.60    16.21     28.42    115.15      115.15     13.79   2.892        82.19
SBFL   SB of the Finger Lakes (MHC)     17.250      30.79    43.13    215.63    153.06      153.06     14.47   2.319       500.00
SBOS   Boston Bancorp (The)                 NA         NA       NA        NA        NA          NA        NA      NA        10.89
SCBS   Southern Community Bancshares    15.250      17.34    19.06        NA    112.63      112.63     24.74   1.967           NA
SCCB   S. Carolina Community Bancshrs   19.000      13.38    26.39     35.19    111.05      111.05     28.83   3.158       111.11
SECP   Security Capital Corporation     95.250     876.58    16.42     21.90    160.98      160.98     24.04   1.260        18.97
SFED   SFS Bancorp Inc.                 18.250      22.56    24.01     28.52    105.74      105.74     13.74   1.534        28.13
SFFC   StateFed Financial Corporation   19.000      14.89    13.57     17.59    100.00      100.00     17.60   2.105        37.04
SFIN   Statewide Financial Corp.        18.750      89.16    14.65     25.34    141.94      142.26     13.21   2.133        40.54
SFNB   Security First Network Bank       8.125      68.52       NM        NM    214.38      217.83     86.07   0.000         0.00
SFSB   SuburbFed Financial Corp.        26.875      33.89    13.71     27.71    126.59      127.13      8.31   1.191        32.99
SFSL   Security First Corp.             22.000     110.07    14.10     18.80    185.19      188.52     17.34   2.182        37.61
SGVB   SGV Bancorp Inc.                 14.250      33.38    27.40     61.96    114.83      116.90      8.35   0.000         0.00
SHEN   First Shenango Bancorp Inc.      27.500      56.73    12.50     18.71    132.28      132.28     14.15   2.182        32.65
SISB   SIS Bancorp Inc.                 27.813     156.22    13.91      8.30    152.57      152.57     11.22   1.726         3.58
SKAN   Skaneateles Bancorp Inc.         21.625      20.59    12.87     13.77    124.21      128.41      8.53   1.850        20.38
SKBO   First Carnegie Deposit (MHC)     14.125      32.49       NA        NA        NA          NA        NA   0.000           NA
SMBC   Southern Missouri Bancorp Inc.   17.250      28.25    16.59     23.96    108.83      108.83     17.05   2.899        69.44
SMFC   Sho-Me Financial Corp.           37.500      56.21    14.88     22.59    178.66      178.66     18.71   0.000         0.00
SOBI   Sobieski Bancorp Inc.            15.000      11.39    20.83     51.72     85.62       85.62     14.41   1.867        24.14
SOPN   First Savings Bancorp Inc.       22.125      81.79    19.07     23.79    122.64      122.64     30.17   3.616        84.95
SOSA   Somerset Savings Bank             2.750      45.79    11.46     14.47    148.65      148.65      8.77   0.000         0.00
SPBC   St. Paul Bancorp Inc.            33.125     750.09    16.56     26.93    193.04      193.60     16.87   1.449        31.87
SRN    Southern Banc Company Inc.       15.625      19.22    32.55     67.93    108.36      109.50     18.31   2.240       228.26
SSB    Scotland Bancorp Inc             15.875      29.21    23.35        NA    115.54      115.54     42.38   1.890           NA
SSFC   South Street Financial Corp.     17.000      76.44    25.00        NA    116.12      116.12     32.01   2.353           NA
SSM    Stone Street Bancorp Inc.        21.125      38.55    18.21        NA    101.95      101.95     36.55   2.130           NA
STFR   St. Francis Capital Corp.        36.000     193.90    16.07     23.68    150.69      171.27     12.28   1.333        28.95
STND   Standard Financial Inc.          24.875     403.08    23.92     35.54    148.60      148.77     16.20   1.608        48.57
STSA   Sterling Financial Corp.         19.000     105.32    15.83    135.71    173.04      204.08      6.76   0.000         0.00
SVRN   Sovereign Bancorp Inc.           15.938   1,112.98    33.20     26.13    241.48      329.30     10.82   0.502        11.89
SWBI   Southwest Bancshares             20.500      54.10    14.24     20.92    134.96      134.96     14.56   3.707        75.51
SWCB   Sandwich Co-operative Bank       31.500      60.04    14.86     14.45    153.28      160.80     12.63   3.810        50.46
SZB    SouthFirst Bancshares Inc.       16.375      13.87    29.24        NM    103.51      103.51     14.47   3.053           NM
TBK    Tolland Bank                     19.000      22.28    12.84     14.62    139.40      143.83      9.39   1.053         6.15
THR    Three Rivers Financial Corp.     16.000      13.18    17.39     25.40    105.06      105.47     14.45   2.250        52.38
THRD   TF Financial Corporation         20.250      82.77    17.46     25.63    109.40      125.54     12.84   1.975        43.04
TPNZ   Tappan Zee Financial Inc.        16.688      25.60    21.96     28.28    120.58      120.58     21.01   1.198        33.90
TRIC   Tri-County Bancorp Inc.          24.000      14.61    15.79     23.76    110.96      110.96     16.99   2.500        39.60
TSBS   Peoples Bancorp Inc. (MHC)       21.000     189.78    23.86     24.42    181.98      199.05     30.30   1.667        40.70

                                                                      Current Price in Relation to
                                       Current   Current   -------------------------------------------------  Current       LTM
                                        Stock     Market                                   Tangible           Dividend    Dividend
                                        Price     Value    Earnings  LTM EPS  Book Value  Book Value  Assets   Yield    Payout Ratio
Ticker           Short Name              ($)      ($M)       (x)       (x)       (%)         (%)        (%)     (%)         (%)
- ------------------------------------------------------------------------------------------------------------------------------------
TSH    Teche Holding Co.                17.500      60.16    12.15     21.34    114.90      114.90     15.29   2.857        60.98
TWIN   Twin City Bancorp                20.375      17.39    16.98     28.70    128.79      128.79     16.64   3.141        90.14
UBMT   United Financial Corp.           23.000      28.14    19.17     24.21    115.35      115.35     26.12   4.174        95.79
UFRM   United Federal Savings Bank      12.250      37.56    18.01     68.06    182.84      182.84     13.90   1.959       111.11
USAB   USABancshares, Inc.              10.250       6.12    28.47     36.61    123.35      126.54     15.57   0.000         0.00
VABF   Virginia Beach Fed. Financial    14.750      73.34    20.49     77.63    177.93      177.93     12.07   1.356        89.47
VFFC   Virginia First Financial Corp.   22.875     132.85    15.05     12.71    201.54      208.71     16.25   0.437         5.56
WAMU   Washington Mutual Inc.           63.781   7,541.97    17.15     66.44    326.58      346.26     16.38   1.631        97.92
WAYN   Wayne Savings & Loan Co. (MHC)   17.500      39.34    23.03     54.69    170.23      170.23     15.60   3.543       189.59
WBST   Webster Financial Corporation    46.000     551.15       NM     25.70    193.93      230.46      9.85   1.739        39.11
WCBI   Westco Bancorp                   26.000      66.41    16.67     21.49    137.64      137.64     21.43   2.308        44.63
WCFB   Webster City Federal SB (MHC)    16.125      33.86    23.71     34.31    154.31      154.31     36.35   4.961       170.21
WEFC   Wells Financial Corp.            15.000      29.54    12.93     23.08    105.63      105.63     15.04   0.000         0.00
WEHO   Westwood Homestead Fin. Corp.    14.500      41.23    25.89        NA    102.47      102.47     31.73   1.931           NA
WES    Westcorp                         18.688     486.15    15.57     16.39    152.06      152.43     14.27   2.140        34.67
WFCO   Winton Financial Corp.           13.125      26.07     8.20     12.50    118.67      121.42      8.49   3.505        40.95
WFSG   Wilshire Financial Services      18.250     138.15    11.70        NA    215.21      215.21     12.58   0.000           NA
WFSL   Washington Federal Inc.          26.063   1,237.00    11.64     13.30    177.78      194.65     21.47   3.530        44.76
WHGB   WHG Bancshares Corp.             15.000      21.93    26.79        NA    107.14      107.14     23.45   1.333           NA
WOFC   Western Ohio Financial Corp.     21.500      49.87    38.39     44.79     92.63       98.26     12.43   4.651       208.33
WRNB   Warren Bancorp Inc.              17.250      64.63     6.96      9.13    174.60      174.60     17.62   3.014        28.57
WSB    Washington Savings Bank, FSB      6.250      26.55    15.63     22.32    123.76      123.76     10.28   1.600        35.71
WSFS   WSFS Financial Corporation       14.000     175.41    10.94     10.85    231.40      233.72     11.87   0.000         0.00
WSTR   WesterFed Financial Corp.        22.625     125.60    22.63     27.93    122.70      155.28     13.47   1.856        51.60
WVFC   WVS Financial Corporation        26.063      45.54    12.53     15.99    127.14      127.14     16.18   3.069       141.10
WWFC   Westwood Financial Corporation   21.500      13.87    17.34        NA    139.43      157.28     12.85   0.930           NA
WYNE   Wayne Bancorp Inc.               19.750      42.59    19.75        NA    119.19      119.19     17.35   1.013           NA
YFCB   Yonkers Financial Corporation    15.500      49.29    14.90        NA    113.30      113.30     17.33   1.290           NA
YFED   York Financial Corp.             20.250     141.17    12.05     21.09    144.75      144.75     12.20   2.963        59.67
                            Count                     416      389       324       401         399       402     337          281

                                                                      Current Price in Relation to
                                       Current   Current   -------------------------------------------------  Current       LTM
                                        Stock     Market                                   Tangible           Dividend    Dividend
                                        Price     Value    Earnings  LTM EPS  Book Value  Book Value  Assets   Yield    Payout Ratio
Ticker           Short Name              ($)      ($M)       (x)       (x)       (%)         (%)        (%)     (%)         (%)
- ------------------------------------------------------------------------------------------------------------------------------------
       Illinois
ABCL   Alliance Bancorp Inc.            30.125     160.53    23.54     30.13    131.38      133.12     12.24   2.158        10.00
AVND   Avondale Financial Corp.         14.000      49.35       NM        NM     94.09       94.09      7.77   0.000         0.00
BFFC   Big Foot Financial Corp.         16.250      40.83    25.39        NA    113.24      113.24     19.24   0.000           NA
CBCI   Calumet Bancorp Inc.             38.250      80.87    13.28     17.55    108.57      108.57     17.31   0.000         0.00
CBSB   Charter Financial Inc.           17.750      74.91    17.07     21.91    134.27      153.02     18.97   1.803        32.10
CBK    Citizens First Financial Corp.   15.750      44.08    28.13        NA     98.99       98.99     16.23   0.000           NA
CSBF   CSB Financial Group Inc.         12.000      11.30    50.00     54.55     93.90       99.59     23.55   0.000         0.00
EGLB   Eagle BancGroup Inc.             16.000      20.28    40.00        NA     98.28       98.28     11.89   0.000           NA
FBCI   Fidelity Bancorp Inc.            19.375      54.09    13.45     22.27    109.22      109.53     11.13   1.652        29.89
FFBI   First Financial Bancorp Inc.     18.750       7.79    12.67        NM    107.14      107.14      8.36   0.000         0.00
FMBD   First Mutual Bancorp Inc.        15.500      54.35   193.75    119.23     93.37      121.38     13.66   2.065       238.46
GTPS   Great American Bancorp           16.500      29.04    41.25    103.13     89.87       89.87     21.06   2.424       250.00
HMLK   Hemlock Federal Financial Corp   14.375      29.85       NA        NA        NA          NA        NA   0.000           NA
HBEI   Home Bancorp of Elgin Inc.       18.750     131.42    33.48        NA    130.30      130.30     36.64   2.133           NA
HMCI   HomeCorp Inc.                    14.625      24.76    17.41     73.13    116.81      116.81      7.36   0.000         0.00
JXSB   Jacksonville Savings Bk (MHC)    17.000      21.63    21.25     53.13    128.21      128.21     13.20   2.353       125.00
KNK    Kankakee Bancorp Inc.            29.625      42.07    14.52     20.72    115.09      122.93     12.29   1.620        29.37
MAFB   MAF Bancorp Inc.                 29.125     452.32    12.77     18.67    178.57      205.69     14.08   0.961        14.96
NBSI   North Bancshares Inc.            20.000      20.70    22.73     39.22    118.06      118.06     17.25   2.400        82.35
PFED   Park Bancorp Inc.                16.500      40.12    21.71        NA    103.97      103.97     22.54   0.000           NA
PSFI   PS Financial Inc.                14.500      31.64    18.13        NA     97.45       97.45     42.13   2.207           NA
SWBI   Southwest Bancshares             20.500      54.10    14.24     20.92    134.96      134.96     14.56   3.707        75.51
SPBC   St. Paul Bancorp Inc.            33.125     750.09    16.56     26.93    193.04      193.60     16.87   1.449        31.87
STND   Standard Financial Inc.          24.875     403.08    23.92     35.54    148.60      148.77     16.20   1.608        48.57
SFSB   SuburbFed Financial Corp.        26.875      33.89    13.71     27.71    126.59      127.13      8.31   1.191        32.99
WCBI   Westco Bancorp                   26.000      66.41    16.67     21.49    137.64      137.64     21.43   2.308        44.63
                            Count                      26       24        17        25          25        25      16           14

                                                                      Current Price in Relation to
                                       Current   Current   -------------------------------------------------  Current       LTM
                                        Stock     Market                                   Tangible           Dividend    Dividend
                                        Price     Value    Earnings  LTM EPS  Book Value  Book Value  Assets   Yield    Payout Ratio
Ticker           Short Name              ($)      ($M)       (x)       (x)       (%)         (%)        (%)     (%)         (%)
- ------------------------------------------------------------------------------------------------------------------------------------
       Comparable Group
CAPS   Capital Savings Bancorp Inc.     17.500      33.11    15.09     23.03    160.70      160.70     13.92   1.371        27.63
FBCV   1ST Bancorp                      31.250      21.80    10.02     34.34    100.19      102.46      7.98   1.280        42.37
HBFW   Home Bancorp                     21.250      55.74    16.10     29.93    121.92      121.92     17.01   0.941        28.17
HMCI   HomeCorp Inc.                    14.625      24.76    17.41     73.13    116.81      116.81      7.36   0.000         0.00
KNK    Kankakee Bancorp Inc.            29.625      42.07    14.52     20.72    115.09      122.93     12.29   1.620        29.37
MBLF   MBLA Financial Corp.             23.500      30.93    21.76     23.98    109.25      109.25     14.74   1.702        40.82
MFBC   MFB Corp.                        19.125      33.17    15.94     28.13     97.63       97.63     14.16   1.673        32.35
PFDC   Peoples Bancorp                  22.500      51.28    12.50     16.79    119.30      119.30     18.11   2.667        44.03
WEFC   Wells Financial Corp.            15.000      29.54    12.93     23.08    105.63      105.63     15.04   0.000         0.00
WCBI   Westco Bancorp                   26.000      66.41    16.67     21.49    137.64      137.64     21.43   2.308        44.63
                                                       10       10        10        10          10        10      10           10

       Comparable Average                           38.88    15.29     29.46    118.42      119.43     14.20    1.36        28.94
       Comparable Median                            33.14    15.52     23.53    115.95      118.06     14.45    1.50        30.86

       All Public Average                          179.79    18.24     29.12    144.89      150.81     16.76    2.13        69.21
       All Public Median                            50.58    16.04     22.92    134.30      140.25     14.86    1.77        35.52

       Illinois Average                            104.98    29.40     41.54    120.06      123.69     16.97    2.00        74.69
       Illinois Median                              43.08    19.69     27.71    115.09      118.06     16.20    1.53        31.87

                                    Exhibit 7
                       Standard Conversions - 1996 to Date
                              Selected Market Data
                            Market Data as of 7/10/97

                                                                                                      Price to Pro-Forma
                                                                                Pro-Forma ------------------------------------------
                                                             Gross   Conversion   Total   Pro-Forma   Pro-Forma  Pro-Forma  Adjusted
                                                 IPO Price  Proceeds   Assets     Equity  Book Value  Tang. Book  Earnings   Assets
Ticker           Short Name             IPO Date    ($)      ($000)    ($000)     ($000)     (%)         (%)        (x)       (%)
- ------------------------------------------------------------------------------------------------------------------------------------
FBNW     FirstBank Corp.                07/02/97   10.000    19,838    133,194    27,578     71.9        71.9       19.2      13.0
CFBC     Community First Banking Co.    07/01/97   20.000    48,271    352,532    66,357     72.7        72.7       36.1      12.0
         ---------------------------------------------------------------------------------------------------------------------------
Q3 '97   Average                                                                             72.3        72.3       27.7      12.5
         Median                                                                              72.3        72.3       27.7      12.5
         ---------------------------------------------------------------------------------------------------------------------------

HCBB     HCB Bancshares Inc.            05/07/97   10.000    26,450    171,241    36,760     72.0        72.0       29.0      13.4
PSFC     Peoples-Sidney Financial Corp. 04/28/97   10.000    17,854     86,882    25,061     71.2        71.2       11.5      17.0
NSBC     NewSouth Bancorp, Inc.         04/08/97   15.000    43,643    194,139    55,487     78.7        78.7       22.1      18.4
HMLK     Hemlock Federal Financial Corp 04/02/97   10.000    20,763    146,595    28,989     71.6        71.6       37.5      12.4
GSLA     GS Financial Corp.             04/01/97   10.000    34,385     86,521    53,934     63.8        63.8       38.7      28.4
         ---------------------------------------------------------------------------------------------------------------------------
Q2 '97   Average                                                                             71.5        71.4       27.8      17.9
         Median                                                                              71.6        71.6       29.0      17.0
         ---------------------------------------------------------------------------------------------------------------------------

MRKF     Market Financial Corporation   03/27/97   10.000    13,357     45,547    18,795     71.1        71.1       26.2      22.7
EFBC     Empire Federal Bancorp Inc.    01/27/97   10.000    25,921     86,810    38,067     68.1        68.1       21.5      23.0
FAB      FirstFed America Bancorp Inc.  01/15/97   10.000    87,126    723,778   120,969     72.0        72.0       13.6      10.7
RSLN     Roslyn Bancorp Inc.            01/13/97   10.000   423,714  1,596,744   588,624     72.0        72.0        9.3      21.0
AFBC     Advance Financial Bancorp      01/02/97   10.000    10,845     91,852    15,256     71.1        71.1       16.8      10.6
         ---------------------------------------------------------------------------------------------------------------------------
Q1 '97   Average                                                                             70.9        70.9       17.5      17.6
         Median                                                                              71.1        71.1       16.8      21.0
         ---------------------------------------------------------------------------------------------------------------------------
1997 YTD Average                                                                             71.4        71.3       23.5      16.9
         Median                                                                              71.8        71.8       21.8      15.2
         ---------------------------------------------------------------------------------------------------------------------------

HCFC     Home City Financial Corp.      12/30/96   10.000     9,522     55,728    13,373     71.2        71.2       13.7      14.6
CENB     Century Bancorp Inc.           12/23/96   50.000    20,367     81,304    28,246     72.1        72.1       18.9      20.0
SCBS     Southern Community Bancshares  12/23/96   10.000    11,374     64,381    15,290     74.4        74.4       14.5      15.0
BFFC     Big Foot Financial Corp.       12/20/96   10.000    25,128    194,624    34,576     72.7        72.7       33.1      11.4
RIVR     River Valley Bancorp           12/20/96   10.000    11,903     86,604    16,314     73.0        73.0       15.2      12.1
PSFI     PS Financial Inc.              11/27/96   10.000    21,821     53,520    30,338     71.9        71.9       17.2      29.0
CFNC     Carolina Fincorp Inc.          11/25/96   10.000    18,515     94,110    24,052     77.0        77.0       17.2      16.4
DCBI     Delphos Citizens Bancorp Inc.  11/21/96   10.000    20,387     88,022    28,226     72.2        72.2       14.6      18.8
FTNB     Fulton Bancorp Inc.            10/18/96   10.000    17,193     85,496    23,705     72.5        72.5       14.6      16.7
SSFC     South Street Financial Corp.   10/03/96   10.000    44,965    166,978    58,917     76.3        76.3       26.1      21.2
AFED     AFSALA Bancorp Inc.            10/01/96   10.000    14,548    133,046    20,281     71.7        71.7       13.7       9.9
         ---------------------------------------------------------------------------------------------------------------------------
Q4 '96   Average                                                                             73.2        73.2       18.1      16.8
         Median                                                                              72.5        72.5       15.2      16.4
         ---------------------------------------------------------------------------------------------------------------------------

CBES     CBES Bancorp Inc.              09/30/96   10.000    10,250     86,168    16,788     61.1        61.1       13.2      10.6
WEHO     Westwood Homestead Fin. Corp.  09/30/96   10.000    28,434     96,638    38,512     73.8        73.8         NA      22.7
HBEI     Home Bancorp of Elgin Inc.     09/27/96   10.000    70,093    304,520    96,498     72.6        72.6       24.9      18.7
PFFC     Peoples Financial Corp.        09/13/96   10.000    14,910     78,078    23,187     64.3        64.3       28.6      16.0
PFED     Park Bancorp Inc.              08/12/96   10.000    27,014    158,939    40,524     66.7        66.7       26.2      14.5
ANA      Acadiana Bancshares Inc.       07/16/96   12.000    32,775    225,248    45,564     71.9        71.9         NA      12.7
PWBK     Pennwood Bancorp Inc.          07/15/96   10.000     6,101     41,592     9,034     67.5        67.5       14.5      12.8
MBSP     Mitchell Bancorp Inc.          07/12/96   10.000     9,799     28,222    13,991     70.0        70.0         NA      25.8
OCFC     Ocean Financial Corp.          07/03/96   20.000   167,762  1,036,445   235,685     71.2        71.2       13.4      13.9
HWEN     Home Financial Bancorp         07/02/96   10.000     5,059     33,462     7,436     68.0        68.0       11.4      13.1
EGLB     Eagle BancGroup Inc.           07/01/96   10.000    13,027    150,974    22,288     58.4        58.4      100.1       7.9
FLKY     First Lancaster Bancshares     07/01/96   10.000     9,588     35,361    12,840     74.7        74.7       18.5      21.3
         ---------------------------------------------------------------------------------------------------------------------------
Q3 '96   Average                                                                             68.4        68.4       27.9      15.8
         Median                                                                              69.0        69.0       18.5      14.2
         ---------------------------------------------------------------------------------------------------------------------------

PROV     Provident Financial Holdings   06/28/96   10.000    51,252    570,691    82,149     62.4        62.4       19.9       8.2
PRBC     Prestige Bancorp Inc.          06/27/96   10.000     9,630     91,841    15,172     63.5        63.5       28.8       9.5
WYNE     Wayne Bancorp Inc.             06/27/96   10.000    22,314    207,997    35,926     62.1        62.1       18.9       9.7
DIME     Dime Community Bancorp Inc.    06/26/96   10.000   145,475    665,187   204,706     71.1        71.1       15.5      17.9
MECH     Mechanics Savings Bank         06/26/96   10.000    52,900    662,482    73,516     72.0        72.0         NA       7.4
CNSB     CNS Bancorp Inc.               06/12/96   10.000    16,531     85,390    23,176     71.3        71.3       24.4      16.2
LXMO     Lexington B&L Financial Corp.  06/06/96   10.000    12,650     49,981    17,802     71.1        71.1       20.8      20.2
FFBH     First Federal Bancshares of AR 05/03/96   10.000    51,538    454,479    79,239     65.0        65.0       10.5      10.2
CBK      Citizens First Financial Corp. 05/01/96   10.000    28,175    227,872    37,414     75.3        75.3       15.7      11.0
RELI     Reliance Bancshares Inc.       04/19/96    8.000    20,499     32,260    27,465     74.6        74.6       32.3      38.9
CATB     Catskill Financial Corp.       04/18/96   10.000    56,868    230,102    76,844     74.0        74.0       18.6      19.8
YFCB     Yonkers Financial Corporation  04/18/96   10.000    35,708    208,283    46,227     77.2        77.2       15.9      14.6
GSFC     Green Street Financial Corp.   04/04/96   10.000    42,981    151,028    58,793     73.1        73.1       14.6      22.2

                                                                                                      Price to Pro-Forma
                                                                                Pro-Forma ------------------------------------------
                                                             Gross   Conversion   Total   Pro-Forma   Pro-Forma  Pro-Forma  Adjusted
                                                 IPO Price  Proceeds   Assets     Equity  Book Value  Tang. Book  Earnings   Assets
Ticker           Short Name             IPO Date    ($)      ($000)    ($000)     ($000)     (%)         (%)        (x)       (%)
- ------------------------------------------------------------------------------------------------------------------------------------
FFDF     FFD Financial Corp.            04/03/96   10.000    14,548     58,955    20,239     71.9        71.9       25.4      19.8
AMFC     AMB Financial Corp.            04/01/96   10.000    11,241     68,851    15,421     72.9        72.9       17.9      14.0
FBER     1st Bergen Bancorp             04/01/96   10.000    31,740    223,167    41,156     77.1        77.1       21.0      12.5
LONF     London Financial Corporation   04/01/96   10.000     5,290     34,152     7,515     70.4        70.4       24.5      13.4
PHFC     Pittsburgh Home Financial Corp 04/01/96   10.000    21,821    157,570    29,090     75.0        75.0       17.0      12.2
SSB      Scotland Bancorp Inc           04/01/96   10.000    18,400     57,718    23,853     77.1        77.1       16.9      24.2
SSM      Stone Street Bancorp Inc.      04/01/96   15.000    27,376     84,996    35,445     77.2        77.2       19.1      24.4
WHGB     WHG Bancshares Corp.           04/01/96   10.000    16,201     85,027    22,144     73.2        73.2       15.2      16.0
         ---------------------------------------------------------------------------------------------------------------------------
Q2 '96   Average                                                                             71.8        71.8       19.6      16.3
         Median                                                                              72.9        72.9       18.8      14.6
         ---------------------------------------------------------------------------------------------------------------------------

CRZY     Crazy Woman Creek Bancorp      03/29/96   10.000    10,580     37,510    14,752     71.7        71.7       15.8      22.0
PFFB     PFF Bancorp Inc.               03/29/96   10.000   198,375  1,899,412   279,603     70.9        70.9       25.0       9.5
FCB      Falmouth Co-Operative Bank     03/28/96   10.000    14,548     73,735    21,169     68.7        68.7       17.6      16.5
CFTP     Community Federal Bancorp      03/26/96   10.000    46,288    162,042    63,020     73.4        73.4       13.6      22.2
GAF      GA Financial Inc.              03/26/96   10.000    89,000    476,259   122,643     72.6        72.6       13.5      15.7
BYFC     Broadway Financial Corp.       01/09/96   10.000     8,927    102,512    12,768     69.9        69.9       13.0       8.0
LFBI     Little Falls Bancorp Inc.      01/05/96   10.000    30,418    196,394    41,370     73.5        73.5       36.4      13.4
         ---------------------------------------------------------------------------------------------------------------------------
Q1 '96   Average                                                                             71.5        71.6       19.3      15.3
         Median                                                                              71.7        71.7       15.8      15.7
         ---------------------------------------------------------------------------------------------------------------------------
1996 YTD Average                                                                             71.2        71.3       20.8      16.2
         Median                                                                              72.0        72.0       17.2      15.0
         ---------------------------------------------------------------------------------------------------------------------------

         ---------------------------------------------------------------------------------------------------------------------------
1/1/96   Average                                                                             71.3        71.3       21.3      16.3
  to     ---------------------------------------------------------------------------------------------------------------------------
7/10/97  Median                                                                              71.9        71.9       17.9      15.0
         ---------------------------------------------------------------------------------------------------------------------------

                                                Percent Change from IPO                  Current Price to
                                        ------------------------------------   ---------------------------------
                                        After    After     After     After                             Tangible      Current
                                        1 Day   1 Week    1 Month   3 Months   LTM EPS   Book Value   Book Value   Stock Price
Ticker           Short Name              (%)      (%)       (%)       (%)        (%)        (%)          (%)         7/10/97
- ------------------------------------------------------------------------------------------------------------------------------
FBNW     FirstBank Corp.                58.13%   55.63%      NA         NA         NA          NA           NA       15.500
CFBC     Community First Banking Co.    59.38%   65.00%      NA         NA         NA          NA           NA       33.500
         ------------------------------------------------------------------------------------------------------
Q3 '97   Average                        58.75%   60.32%    0.00%      0.00%        --          --           --
         Median                         58.75%   60.32%    0.00%      0.00%        --          --           --
         ------------------------------------------------------------------------------------------------------

HCBB     HCB Bancshares Inc.            26.25%   27.50%   28.75%        NA         NA          NA           NA       13.125
PSFC     Peoples-Sidney Financial Corp. 25.63%   28.75%   32.50%        NA         NA          NA           NA       14.250
NSBC     NewSouth Bancorp, Inc.         35.00%   46.67%   59.17%     70.00%        NA          NA           NA       28.000
HMLK     Hemlock Federal Financial Corp 28.75%   28.75%   30.00%     40.00%        NA          NA           NA       14.375
GSLA     GS Financial Corp.             33.75%   37.50%   40.00%     51.25%        NA          NA           NA       14.875
         ------------------------------------------------------------------------------------------------------
Q2 '97   Average                        29.88%   33.83%   38.08%     53.75%        --          --           --
         Median                         28.75%   28.75%   32.50%     51.25%        --          --           --
         ------------------------------------------------------------------------------------------------------

MRKF     Market Financial Corporation   29.38%   22.50%   26.25%     37.50%        NA       90.82        90.82       13.250
EFBC     Empire Federal Bancorp Inc.    32.50%   35.00%   37.50%     31.25%        NA       93.65        93.65       14.375
FAB      FirstFed America Bancorp Inc.  36.25%   41.25%   48.75%     38.75%        NA      126.51       126.51       17.750
RSLN     Roslyn Bancorp Inc.            50.00%   59.38%   60.00%     58.75%        NA      155.36       156.14       21.875
AFBC     Advance Financial Bancorp      28.75%   29.38%   40.00%     40.00%        NA      101.69       101.69       15.000
         ------------------------------------------------------------------------------------------------------
Q1 '97   Average                        35.38%   37.50%   42.50%     41.25%        --      113.61       113.76
         Median                         32.50%   35.00%   40.00%     38.75%        --      101.69       101.69
         ------------------------------------------------------------------------------------------------------
1997 YTD Average                        36.98%   39.78%   40.29%     45.94%        --      113.61       113.76
         Median                         33.13%   36.25%   38.75%     40.00%        --      101.69       101.69
         ------------------------------------------------------------------------------------------------------

HCFC     Home City Financial Corp.          NA   25.00%   35.00%     35.00%        NA       91.12        91.12       14.625
CENB     Century Bancorp Inc.           25.25%   32.00%   30.25%     36.00%        NA       97.00        97.00       71.250
SCBS     Southern Community Bancshares  30.00%   37.50%   35.00%     40.00%        NA      112.63       112.63       15.250
BFFC     Big Foot Financial Corp.       23.13%   25.00%   38.75%     41.25%        NA      113.24       113.24       16.250
RIVR     River Valley Bancorp           36.88%   38.75%   50.00%     45.00%        NA      107.86       109.54       15.500
PSFI     PS Financial Inc.              16.41%   16.88%   25.00%     37.50%        NA       97.45        97.45       14.500
CFNC     Carolina Fincorp Inc.          30.00%   30.00%   36.25%     47.50%        NA      109.63       109.63       15.250
DCBI     Delphos Citizens Bancorp Inc.  21.25%   21.25%   20.63%     41.25%        NA      101.58       101.58       15.125
FTNB     Fulton Bancorp Inc.            25.00%   28.75%   47.50%     65.00%        NA      139.94       139.94       20.250
SSFC     South Street Financial Corp.       NA   25.00%   23.75%     41.25%        NA      116.12       116.12       17.000
AFED     AFSALA Bancorp Inc.            13.75%   13.13%   15.63%     20.00%        NA       99.78       100.03       15.625
         ------------------------------------------------------------------------------------------------------
Q4 '96   Average                        24.63%   26.66%   32.52%     40.89%        --      107.85       108.03
         Median                         25.00%   25.00%   35.00%     41.25%        --      107.9        109.5
         ------------------------------------------------------------------------------------------------------

CBES     CBES Bancorp Inc.              26.25%   34.38%   32.50%     42.50%        NA      104.65       104.65       17.875
WEHO     Westwood Homestead Fin. Corp.   7.50%    6.25%    5.00%     21.25%        NA      102.47       102.47       14.500
HBEI     Home Bancorp of Elgin Inc.     18.13%   25.00%   26.25%     33.75%        NA      130.30       130.30       18.750
PFFC     Peoples Financial Corp.         8.75%   15.00%   27.50%     30.00%        NA       95.02        95.02       15.375
PFED     Park Bancorp Inc.               2.50%    4.38%    5.00%     20.00%        NA      103.97       103.97       16.500
ANA      Acadiana Bancshares Inc.        0.00%   -2.08%    3.13%     15.63%        NA      122.75       122.75       20.500
PWBK     Pennwood Bancorp Inc.          -5.00%   -8.75%   -3.75%     11.88%        NA       96.41        96.41       14.750
MBSP     Mitchell Bancorp Inc.              NA    6.25%   10.00%     21.25%        NA      107.94       107.94       16.375
OCFC     Ocean Financial Corp.           6.25%    0.63%    5.00%     18.13%        NA      127.29       127.29       34.750
HWEN     Home Financial Bancorp          2.50%   -1.25%    5.00%     20.00%        NA       99.21        99.21       15.000
EGLB     Eagle BancGroup Inc.           12.50%   12.50%   11.25%     30.00%        NA       98.28        98.28       16.000
FLKY     First Lancaster Bancshares     35.00%   33.75%   37.50%     38.75%        NA      105.61       105.61       15.250
         ------------------------------------------------------------------------------------------------------
Q3 '96   Average                        12.71%   14.01%   14.94%     25.26%        --      107.83       107.83
         Median                          7.50%    6.25%    7.50%     21.25%        --      104.31       104.31
         ------------------------------------------------------------------------------------------------------

PROV     Provident Financial Holdings    9.70%    8.10%    1.25%     23.75%        NA      110.64       110.64       18.875
PRBC     Prestige Bancorp Inc.           3.75%    2.50%   -2.50%     22.50%        NA      100.09       100.09       16.125
WYNE     Wayne Bancorp Inc.             11.25%   13.75%   12.50%     36.25%        NA      119.19       119.19       19.750
DIME     Dime Community Bancorp Inc.    16.87%   20.00%   18.75%     33.75%        NA      132.48       154.37       19.250
MECH     Mechanics Savings Bank         15.00%   15.00%   12.50%     45.00%        NA      132.76       132.76       19.250
CNSB     CNS Bancorp Inc.               10.00%   16.25%   15.00%     30.00%        NA      110.32       110.32       16.250
LXMO     Lexington B&L Financial Corp.  -5.00%   -2.50%    1.25%      0.63%        NA      106.30       106.30       16.125
FFBH     First Federal Bancshares of AR 30.00%   32.50%   36.90%     36.25%        NA      124.33       124.33       20.875
CBK      Citizens First Financial Corp.  5.00%    0.00%    1.25%     -1.25%        NA       98.99        98.99       15.750
RELI     Reliance Bancshares Inc.        4.69%    3.13%   -0.75%      3.13%        NA       92.10           NA        8.188
CATB     Catskill Financial Corp.        3.75%    6.25%    3.75%      0.00%        NA      106.29       106.29       15.625
YFCB     Yonkers Financial Corporation  -2.50%    1.25%   -0.60%     -2.50%        NA      113.30       113.30       15.500
GSFC     Green Street Financial Corp.   28.75%   22.50%   23.10%     30.60%        NA      120.39       120.39       17.625

                                                Percent Change from IPO                  Current Price to
                                        ------------------------------------   ---------------------------------
                                        After    After     After     After                             Tangible      Current
                                        1 Day   1 Week    1 Month   3 Months   LTM EPS   Book Value   Book Value   Stock Price
Ticker           Short Name              (%)      (%)       (%)       (%)        (%)        (%)          (%)         7/10/97
- ------------------------------------------------------------------------------------------------------------------------------
FFDF     FFD Financial Corp.             5.00%    5.00%    3.10%      1.25%        NA      100.79       100.79       14.625
AMFC     AMB Financial Corp.             5.00%    5.00%    5.00%      5.00%        NA      103.22       103.22       14.750
FBER     1st Bergen Bancorp              0.00%   -5.00%   -3.75%     -7.50%        NA      111.74       111.74       15.375
LONF     London Financial Corporation    8.12%    6.25%    1.25%      3.10%        NA      100.82       100.82       14.750
PHFC     Pittsburgh Home Financial Corp 10.00%   10.00%    6.25%      1.90%        NA      113.06       114.39       15.500
SSB      Scotland Bancorp Inc           22.50%   25.00%   17.50%     23.75%        NA      115.54       115.54       15.875
SSM      Stone Street Bancorp Inc.      16.67%   20.00%   18.33%     12.50%        NA      101.95       101.95       21.125
WHGB     WHG Bancshares Corp.           11.25%   10.60%   12.50%     10.00%        NA      107.14       107.14       15.000
         ------------------------------------------------------------------------------------------------------
Q2 '96   Average                        11.66%   11.98%   10.74%     18.12%        --      110.54       112.63
         Median                          9.70%    8.10%    5.00%     10.00%        --      110.32       110.48
         ------------------------------------------------------------------------------------------------------

CRZY     Crazy Woman Creek Bancorp         NA     7.50%    5.00%      1.25%     26.44       95.35        95.35       13.750
PFFB     PFF Bancorp Inc.               13.75%   16.25%   16.25%     11.25%    123.33      131.30       132.81       18.500
FCB      Falmouth Co-Operative Bank      7.50%   12.50%    7.50%      3.75%     31.73      108.77       108.77       16.500
CFTP     Community Federal Bancorp      26.25%   28.75%   26.25%     33.75%     26.89      110.04       110.04       17.750
GAF      GA Financial Inc.              13.75%   15.00%   10.00%     10.00%     22.81      122.16       123.48       18.250
BYFC     Broadway Financial Corp.        3.75%    2.50%    2.50%      3.75%        NM       75.33        75.33       10.750
LFBI     Little Falls Bancorp Inc.      13.13%   13.75%   10.00%      8.10%     55.36      108.47       117.87       15.500
         ------------------------------------------------------------------------------------------------------
Q1 '96   Average                        13.02%   13.75%   11.07%     10.26%        --      107.35       109.09
         Median                         13.44%   13.75%   10.00%      8.10%     29.31      108.77       110.04
         ------------------------------------------------------------------------------------------------------
1996 YTD Average                        14.86%   16.25%   17.00%     24.10%     47.76      108.88       109.97
         Median                         11.25%   13.75%   12.50%     21.25%     29.31      107.86       108.36
         ------------------------------------------------------------------------------------------------------

         ------------------------------------------------------------------------------------------------------
1/1/96   Average                        19.77%   21.20%   21.16%     27.28%     47.76      109.31       110.31
  to     ------------------------------------------------------------------------------------------------------
7/10/97  Median                         15.00%   16.25%   16.25%     30.00%     29.31      107.50       107.94
         ------------------------------------------------------------------------------------------------------

                                                                       Exhibit 8

                           First Security Savings Bank
                 Pro-Forma Analysis Sheet - Twelve Months Ended
                                    30-Apr-97
                                Includes SOP 93-6

Name of Association:                  First Security Savings Bank
Date of Letter to Association:                  7/18/97
Date of Market Prices:                          7/10/97

                                                       Comparable                        All Publicly     Recent Standard
                                                       Companies       State Thrifts    Traded Thrifts   Conversion Thrifts
                                    First Security   --------------    --------------   --------------   ------------------
                            Symbols      Value       Mean    Median    Mean    Median   Mean    Median   Mean        Median
                            -------      -----       ----    ------    ----    ------   ----    ------   ----        ------
Price-Earnings Ratio         P/E
- --------------------
 Last Twelve Months              N/A
 At Minimum of Range                    10.87
 At Midpoint of Range                   12.20       29.46     23.53    41.54    27.71   29.12   22.92    23.50       21.80
 At Maximum of Range                    13.33
 At SuperMaximum of Range               14.93

Price-Book Ratio             P/B
- ----------------
 Last Twelve Months              N/A
 At Minimum of Range                    61.65%
 At Midpoint of Range                   66.27%     118.42%   115.95%  120.06%  115.09%  44.89% 134.30%   71.40%      71.80%
 At Maximum of Range                    70.13%
 At SuperMaximum of Range               73.91%

Price-Tangible Book Ratio    P/TB
- -------------------------
 Last Twelve Months              N/A
 At Minimum of Range                    61.35%
 At Midpoint of Range                   65.96%     119.43%   118.06%  123.69%  118.06% 150.81% 140.25%   71.30%      71.80%
 At Maximum of Range                    69.83%
 At SuperMaximum of Range               73.64%

Price-Assets Ratio           P/A
- ------------------
 Last Twelve Months              N/A
 At Minimum of Range                    13.32%
 At Midpoint of Range                   15.36%      14.20%    14.45%   16.97%   16.20%  16.76%  14.86%   16.90%      15.20%
 At Maximum of Range                    17.32%
 At SuperMaximum of Range               19.48%

Valuation Parameters
- --------------------
Prior Twelve Mos. Earning Base   Y
  Period Ended April 30, 1997           $ 223 (1)
Pre-Conversion Book Value        B
  As of April 30, 1997                $29,950
Pre-Conversion Assets            A
  As of April 30, 1997               $260,002
Return on Money                  R      3.54% (2)
Conversion Expenses                  $  1,011
                                 X      2.20% (3)
Proceeds Not Invested                $  5,520 (4)
Estimated ESOP Borrowings              $3,680
ESOP Purchases                   E      8.00% (5)
Cost of ESOP Borrowings                  $368 (5)
Cost of ESOP Borrowings          S      0.00% (5)
Amort of ESOP Borrowings         T       10 Years
Amort of MRP Amount              N        5 Years
Estimated MRP Amount                 $  1,840 (6)
MRP Purchases                    M       4.00%
MRP Expense                          $    368
Foundation Amount                    $     --
Foundation Amount                F       0.00%
Tax Rate                       TAX      40.00%
Percentage Sold                PCT     100.00%
Tax Benefit                      Z         $0
Earnings Multiplier                      1.00

- --------------
(1)  Net income for the twelve months ended April 30, 1997 and is unadjusted.
(2) Net Return assumes a reinvestment rate of 5.90 percent (the 1 year Treasury at April 30, 1997), and a tax rate of 40%.
(3) Conversion expenses reflect estimated expenses as presented in the offering document.
(4)  Includes Stock from ESOP and MRP.
(5)  Assumes ESOP is amortized straight line over ten years.
(6)  Assumes MRP is amortized straight line over five years.

                              Pro Forma Calculation



Calculation of Estimated Value (V) at Midpoint
Value

3.     V=                  P/E*Y                           =         $46,000,000
                          ------
        1-P/E*PCT*((1-X-E-M-F)*R-(1-TAX)*E/T-(1-TAX)*M/N)

2.     V=                P/B*(B+Z)                         =         $46,000,000
                        ----------
                 1-P/B*PCT*(1-X-E-M-F)

1.     V=                 P/A*A                            =         $46,000,000
                         -------
                 1-P/A*PCT*(1-X-E-M-F)



                                                       Full
                                  Total   Price per  Conversion     Exchange        Conversion         Gross     Exchange   Exchange
Conclusion                        Shares     Share     Value    Shares   Percent  Shares    Percent   Proceeds    Value      Ratio
- ----------                        ------     -----     -----    ------   -------  ------    -------   --------    -----      -----
Appraised Value - Midpoint        4,600      $10      $46,000     0       0.00%   4,600     100.00%    $46,000     $0        0.000
Appraised Value - Minimum         3,910      $10      $39,100     0       0.00%   3,910     100.00%    $39,100     $0        0.000
Appraised Value - Maximum         5,290      $10      $52,900     0       0.00%   5,290     100.00%    $52,900     $0        0.000
Appraised Value - SuperMaximum *  6,084      $10      $60,840     0       0.00%   6,084     100.00%    $60,840     $0        0.000

*  SuperMaximum is an overallotment option that is 15% above the maximum amount.


                     Proforma Effect of Conversion Proceeds
                              As of April 30, 1997
                             (Dollars in Thousands)

                                                                      Minimum          Midpoint            Maximum          SuperMax
                                                                      -------          --------            -------          --------
Conversion Proceeds
- -------------------
Total Shares Offered                                                    3,910            4,600               5,290            6,084
Conversion Shares Offered                                               3,910            4,600               5,290            6,084
Price Per Share                                                           $10              $10                 $10              $10
                                                                          ---              ---                 ---              ---
Gross Proceeds                                                        $39,100          $46,000             $52,900          $60,840
Less:  Est. Conversion Expenses                                          $948           $1,011              $1,075           $1,148
                                                                         ----           ------              ------           ------
Net Proceeds                                                          $38,152          $44,989             $51,825          $59,692

Estimated Income from Proceeds
- ------------------------------
Net Conversion Proceeds                                               $38,152          $44,989             $51,825          $59,692
Less:  ESOP Adjustment(3)                                              $3,128           $3,680              $4,232           $4,867
Less:  MRP Adjustment (3)                                              $1,564           $1,840              $2,116           $2,434
                                                                       ------           ------              ------           ------
Net Proceeds Reinvested                                               $33,460          $39,469             $45,477          $52,391
Estimated Incremental Rate of Return                                    3.54%            3.54%               3.54%            3.54%
                                                                        ----             ----                ----             ----
Estimated Incremental Return                                           $1,184           $1,397              $1,610           $1,855
Less:  Cost of ESOP(4)                                                     $0               $0                  $0               $0
Less:  Amortization of ESOP(7)                                           $188             $221                $254             $292
                                                                         ----             ----                ----             ----
Less:  MRP Adjustment(7)                                                 $188             $221                $254             $292
Pro-forma Net Income                                                     $808             $955              $1,102           $1,271
Earnings Before Conversion                                               $223             $223                $223             $223
                                                                         ----             ----                ----             ----
Earnings Excluding Adjustment                                          $1,031           $1,178              $1,325           $1,494
Earnings Adjustment(6)                                                 $2,276           $2,276              $2,276           $2,276
                                                                       ------           ------              ------           ------
Earnings After Conversion                                              $3,307           $3,454              $3,601           $3,770

Pro-forma Net Worth
- -------------------
Net Worth at April 30, 1997                                          $ 29,950         $ 29,950            $ 29,950         $ 29,950
Net Conversion Proceeds                                                38,152           44,989              51,825           59,692
Plus: MHC Adjustment(7)                                                     0                0                   0                0
Less:  ESOP Adjustment(1)                                              (3,128)          (3,680)             (4,232)          (4,867)
Less:  MRP Adjustment(2)                                               (1,564)          (1,840)             (2,116)          (2,434)
                                                                       ------           ------              ------           ------
Pro-forma Net Worth                                                   $63,410          $69,419             $75,427          $82,341

Pro-forma Tangible Net Worth
- ----------------------------
Pro-forma Net Worth                                                   $63,410          $69,419             $75,427          $82,341
Less:  Intangible(5)                                                     $332             $332                $332             $332
                                                                         ----             ----                ----             ----
Pro-forma Tangible Net Worth                                          $63,742          $69,751             $75,759          $82,673

Pro-forma Assets
- ----------------
Total Assets at April 30, 1997                                       $260,002         $260,002            $260,002         $260,002
Net Conversion Proceeds                                               $38,152          $44,989             $51,825          $59,692
Plus: MHC Adjustment(7)                                                     0                0                   0                0
Less:  ESOP Adjustment(1)                                              (3,128)          (3,680)             (4,232)          (4,867)
Less:  MRP Adjustment(2)                                               (1,564)          (1,840)             (2,116)          (2,434)
                                                                       ------           ------              ------           ------
Pro-forma Assets Excluding Adjustment                                 293,462          299,471             305,479          312,393
Plus:  Adjustment(6)                                                        0                0                   0                0
                                                                      -------          -------             -------          -------
Pro-forma Total Assets                                               $293,462         $299,471            $305,479         $312,393

Stockholder's Equity Per Share
- ------------------------------
Net Worth at April 30, 1997                                             $7.66            $6.51               $5.66            $4.92
Estimated Net Proceeds                                                  $9.76            $9.78               $9.80            $9.81
Plus: MHC Adjustment                                                    $0.00            $0.00               $0.00            $0.00
Less:  ESOP Stock                                                      $(0.80)          $(0.80)             $(0.80)          $(0.80)
Less:  MRP Stock                                                       $(0.40)          $(0.40)             $(0.40)          $(0.40)
                                                                       ------           ------              ------           ------
Pro-forma Net Worth Per Share                                          $16.22           $15.09              $14.26           $13.53
Less:  Intangible                                                       $0.08            $0.07               $0.06            $0.05
                                                                        -----            -----               -----            -----
Pro-forma Tangible Net Worth Per Share                                 $16.30           $15.16              $14.32           $13.58

Net Earnings Per Share
- ----------------------
Historical Earnings Per Share(8)                                        $0.06            $0.05               $0.05            $0.04
Incremental return Per Share(8)                                         $0.33            $0.33               $0.33            $0.33
ESOP Adjustment Per Share(8)                                           ($0.05)          ($0.05)             ($0.05)          ($0.05)
MRP Adjustment Per Share(8)                                            ($0.05)          ($0.05)             ($0.05)          ($0.05)
Normalizing Adjustment Per Share                                        $0.63            $0.54               $0.47            $0.40
                                                                        -----            -----               -----            -----
Proforma Earnings Per Share(8)                                          $0.92            $0.82               $0.75            $0.67

Shares Utilized
- ---------------
Shares Utilized                                                         3,613            4,250               4,888            5,621

Pro-forma Ratios
- ----------------
Price/EPS without Adjustment                                            10.87            12.20               13.33            14.93
Price/EPS with Adjustment                                               10.87            12.20               13.33            14.93
Price/Book Value per Share                                             61.65%           66.27%              70.13%           73.91%
Price/Tangible Book Value                                              61.35%           65.96%              69.83%           73.64%
Market Value/Assets                                                    13.32%           15.36%              17.32%           19.48%

Total Shares Offered                                                    3,910            4,600               5,290            6,084
Price Per Share                                                           $10              $10                 $10              $10
                                                                          ---              ---                 ---              ---
Gross Proceeds                                                         39,100           46,000              52,900           60,840
Estimated Insider Purchases                                            -1,200           -1,200              -1,200           -1,200
ESOP Purchases                                                         -3,128           -3,680              -4,232           -4,867
                                                                        -----            -----               -----            -----
Proceeds to Base Fee On                                                34,772           41,120              47,468           54,773
Underwriters Percentage                                                  1.00%            1.00%               1.00%            1.00%
                                                                       ------           ------              ------           ------
Underwriters Fee                                                          348              411                 475              548
Advisory Fee                                                                0                0                   0                0
                                                                         ----             ----                ----             ----
Total Underwriters Fee                                                    348              411                 475              548
All Other Expenses                                                        600              600                 600              600
                                                                          ---              ---                 ---              ---
Total Expense                                                             948            1,011               1,075            1,148

Shares Outstanding                                                      3,910            4,600               5,290            6,084
Less:  New ESOP Adjustment                                                313              368                 423              487
Less:  Old ESOP Adjustment(1)                                               0                0                   0                0
Plus:  New SOP 93-6 ESOP Shares(2)                                         16               18                  21               24
Plus:  Old SOP 93-6 ESOP Shares(2)                                          0                0                   0                0
                                                                         ----             ----                ----             ----
Shares for all EPS Calculations                                         3,613            4,250               4,888            5,621

Dilution of Stock Options                                                                10.82%
Dilution of MRP                                                                           4.33%


- -------
(1) ESOP Borrowings are deducted from net worth and assets, and amortized over 10 years.
(2) MRP Borrowings are omitted from net worth and assets, and amortized over 5 years.
(3)  Consists of ESOP and MRP amortization.
(4)  Not applicable
(5)  Not applicable
(6) Earnings were adjusted $1.293 million for one time SAIF assessment and $2,500 for the cash foundation expense tax impacted 40%.
(7) ESOP and MRP are amortized over 10 and 5 years respectively, and tax impacted at 40%.
(8)  All EPS computations are done in accordance with SOP 93-6.

                                                                       Exhibit 9

                           First Security Savings Bank
                    Pro-Forma Analysis Sheet with Foundation
                                Includes SOP 93-6



Name of Association:               First Security Savings Bank
Date of Letter to Association:               7/18/97
Date of Market Prices:                       7/10/97


                                                               Comparable                         All Publicly    Recent Standard
                                                                Companies      State Thrifts     Traded Thrifts  Conversion Thrifts
                                          First Security     --------------    --------------    --------------  ------------------
                             Symbols          Value          Mean    Median    Mean    Median    Mean    Median    Mean    Median
                             -------          -----          ----    ------    ----    ------    ----    ------    ----    ------
Price-Earnings Ratio           P/E
- --------------------
 Last Twelve Months                    N/A
 At Minimum of Range                          10.87
 At Midpoint of Range                         12.05           29.46    23.53   41.54    27.71    29.12    22.92    23.50    21.80
 At Maximum of Range                          13.33
 At SuperMaximum of Range                     14.71

Price-Book Ratio               P/B
- ----------------
 Last Twelve Months                    N/A
 At Minimum of Range                          61.92%
 At Midpoint of Range                         66.27%         118.42%  115.95% 120.06%  115.09%  144.89%  134.30%   71.40%   71.80%
 At Maximum of Range                          69.93%
 At SuperMaximum of Range                     73.53%

Price-Tangible Book Ratio      P/TB
- -------------------------
 Last Twelve Months                    N/A
 At Minimum of Range                          61.58%
 At Midpoint of Range                         65.92%         119.43%  118.06% 123.69%  118.06%  150.81%  140.25%   71.30%   71.80%
 At Maximum of Range                          69.59%
 At SuperMaximum of Range                     73.15%

Price-Assets Ratio             P/A
- ------------------
 Last Twelve Months                    N/A
 At Minimum of Range                          12.90%
 At Midpoint of Range                         14.76%          14.20%   14.45%  16.97%   16.20%   16.76%   14.86%   16.90%   15.20%
 At Maximum of Range                          16.54%
 At SuperMaximum of Range                     18.52%

Valuation Parameters
- --------------------
Twelve Mos. Earning Base          Y
  Period Ended April 30, 1997             $    223 (1)

Pre-Conversion Book Value         B
  As of April 30, 1997                    $ 29,950

Pre-Conversion Assets             A
  As of April 30, 1997                    $260,002

Return on Money                   R           3.54%(2)

Conversion Expenses                       $    965
                                  X           2.34 (3)

Proceeds Not Invested                     $  5,240 (4)

Estimated ESOP Borrowings                 $  3,494
ESOP Purchases                    E           8.49%
Cost of ESOP Borrowings                   $    349 (5)
Cost of ESOP Borrowings           S           0.00%
Amort of ESOP Borrowings          T       10 Years

Amort of MRP Amount               N        5 Years
Estimated MRP Amount                      $  1,747 (6)
MRP Purchases                     M           4.24%
MRP Expense                               $    349

Foundation Amount                         $  2,500 (7)
Foundation Amount                 F        6.07% 0.00%
Foundation Opportunity Cost               $     89
Tax Benefit                       Z       $  1,000 (8)

Tax Rate                         TAX         40.00%

Percentage Sold                  PCT        100.00%

Amount to be Issued to Public             $ 41,170 (9)

Earnings  Multiplier                          1.00

(1)  The expenses of the Foundation are not considered.
(2) Net Return assumes a reinvestment rate of 5.90 percent (the 1 year Treasury at April 30, 1997), and a tax rate of 40%.
(3) Conversion expenses reflect estimated expenses as presented in the offering document.
(4)  Includes Stock from ESOP and MRP
(5)  Assumes ESOP is amortized straight line over ten years.
(6)  Assumes MRP is amortized straight line over five years.
(7)  The Foundation is assumed to be $2.5 million flat under any scenario.
(8)  The after-tax benefit of the Foundation is assumed to be 40% of Foundation.
(9)  The amount to be offered to public.


                              Pro Forma Calculation

Calculation of Estimated Value (V) at Midpoint Value

3.     V=                  P/E*Y                           =    $41,170
                           -----
        1-P/E*PCT*((1-X-E-M-F)*R-(1-TAX)*E/T-(1-TAX)*M/N)

2.     V=                P/B*(B+Z)                         =    $41,170
                 1-P/B*PCT*(1-X-E-M-F)

1.     V=                 P/A*A                            =    $41,170
                          -----
                   1-P/A*PCT*(1-X-E-M-F)

                                                    Pre-Foundation
- -------------------------------------------------------------------------------------------------------------------
                                                              Implied
                                 Total   Price per   Total    Exchange  Conversion  Exchange    Gross      Exchange
Conclusion                      Shares     Share     Value     Shares     Shares     Ratio     Proceeds     Value
- ----------                      ------     -----     -----     ------     ------     -----     --------     -----
Appraised Value - Midpoint       4,117      $10     $41,170      --        4,117     0.000      $41,170      $0
Appraised Value - Minimum        3,499      $10     $34,990      --        3,499     0.000      $34,990      $0
Appraised Value - Maximum        4,735      $10     $47,350      --        4,735     0.000      $47,350      $0
Appraised Value - Superrange     5,445      $10     $54,450      --        5,445     0.000      $54,450      $0

                                                    Proforma Effect of Conversion Proceeds
                                                             As of April 30, 1997
                                                            (Dollars in Thousands)
                                                -----------------------------------------------
                                                 Minimum       Midpoint    Maximum     SuperMax
                                                -----------------------------------------------
- ----------------------------------------
Conversion Proceeds
- ----------------------------------------
Total Shares Offered                               3,499         4,117       4,735       5,445
Conversions Shares Offered                         3,499         4,117       4,735       5,445
Price Per Share                                      $10           $10         $10         $10
                                                -----------------------------------------------
Gross Proceeds                                   $34,990       $41,170     $47,350     $54,450
Plus:  Value issued to Foundation       (9)        2,500         2,500       2,500       2,500
                                                -----------------------------------------------
Pro Forma Market Capitalization                  $37,490       $43,670     $49,850     $56,950
                                                ===============================================
Gross Proceeds                                   $34,990       $41,170     $47,350     $54,450
Less:  Est. Conversion Expenses                     $908          $965      $1,022      $1,087
                                                -----------------------------------------------
Net Cash Proceeds                                $34,082       $40,205     $46,328     $53,363
                                                ===============================================
Net Cash Proceeds                                $34,082       $40,205     $46,328     $53,363
Less:  ESOP Adjustment                  (3)       $2,999        $3,494      $3,988      $4,556
Less:  MRP Adjustment                   (3)       $1,500        $1,747      $1,994      $2,278
                                                -----------------------------------------------
Net Proceeds Reinvested                          $29,583       $34,965     $40,346     $46,529
                                                ===============================================
Earnings Before Conversion                         $ 223         $ 223       $ 223       $ 223
Estimated Incremental Return                      $1,047        $1,238      $1,428      $1,647
Less:  Cost of ESOP                     (4)           $0            $0          $0          $0
Less:  Amortization of ESOP             (7)         $180          $210        $239        $273
Less:  MRP Adjustment                   (8)         $180          $210        $239        $273                 5
                                                -----------------------------------------------
Pro-forma Incremental Net Income                    $687          $819        $950      $1,100
                                                -----------------------------------------------
Pro Forma Earnings Excluding Adjustment             $910        $1,042      $1,173      $1,323
Earnings Adjustment                               $2,276        $2,276      $2,276      $2,276
                                                -----------------------------------------------
Earnings After Conversion                         $3,186        $3,317      $3,449      $3,599
- ----------------------------------------
Pro-forma Net Worth
- ----------------------------------------
Net Worth at April 30, 1997                      $29,950       $29,950     $29,950     $29,950
Net Conversion Proceeds                          $34,082       $40,205     $46,328     $53,363
Plus:  MHC Adjustment                                 $0            $0          $0          $0
Plus:  After tax Foundation Contribution         $ 1,000       $ 1,000     $ 1,000     $ 1,000
Less:  ESOP Adjustment                  (1)       (2,999)       (3,494)     (3,988)     (4,556)
Less:  MRP Adjustment                   (2)       (1,500)       (1,747)     (1,994)     (2,278)
                                                -----------------------------------------------
Pro-forma Net Worth                              $60,533       $65,915     $71,296     $77,479

- ----------------------------------------
Pro-forma Tangible Net Worth
- ----------------------------------------
Pro-forma Net Worth                              $60,533       $65,915     $71,296     $77,479
Less:  Intangible                       (5)         $352          $352        $352        $352
                                                -----------------------------------------------
Pro-forma Tangible Net Worth                     $60,885       $66,267     $71,648     $77,831

- ----------------------------------------
Pro-forma Assets
- ----------------------------------------
Total Assets at April 30, 1997                  $260,002      $260,002    $260,002    $260,002
Net Conversion Proceeds                          $34,082       $40,205     $46,328     $53,363
Plus:  MHC Adjustment                                 $0            $0          $0          $0
Plus:  Tax Benefit of Foundation                  $1,000        $1,000      $1,000      $1,000
Less:  ESOP Adjustment                  (1)       (2,999)       (3,494)     (3,988)     (4,556)
Less:  MRP Adjustment                   (2)       (1,500)       (1,747)     (1,994)     (2,278)
                                                -----------------------------------------------
Pro-forma Assets Excluding Adjustment            290,585       295,967     301,348     307,531
Plus:  Adjustment                                      0             0           0           0
                                                -----------------------------------------------
Pro-forma Total Assets                          $290,585      $295,967    $301,348    $307,531

- ----------------------------------------
Per Share Data
- ----------------------------------------
Net Worth at April 30, 1997                        $7.99         $6.86       $6.01       $5.26
Estimated Net Proceeds                             $9.09         $9.21       $9.29       $9.37
Plus:  MHC Adjustment                              $0.00         $0.00       $0.00       $0.00
Plus:  Foundation Contribution                     $0.27         $0.23       $0.20       $0.18
Less:  ESOP Stock                                 ($0.80)       ($0.80)     ($0.80)     ($0.80)
Less:  MRP Stock                                  ($0.40)       ($0.40)     ($0.40)     ($0.40)
                                                  ------       -------     -------     -------
Pro-forma Net Worth Per Share                     $16.15        $15.09      $14.30      $13.60
Less:  Intangible                                  $0.09         $0.08       $0.07       $0.06
                                                  ------        ------      ------      -----
Pro-forma Tangible Net Worth Per Share            $16.24        $15.17      $14.37      $13.67

Historical Earnings Per Share           (8)        $0.06         $0.06       $0.05       $0.04
Incremental return Per Share            (8)        $0.30         $0.31       $0.31       $0.31
ESOP Adjustment Per Share               (8)       ($0.05)       ($0.05)     ($0.05)     ($0.05)
MRP Adjustment Per Share                (8)       ($0.05)       ($0.05)     ($0.05)     ($0.05)
Earnings Adjustment                     (8)        $0.66         $0.56       $0.49       $0.43
                                                  ------        ------      ------      -----
Proforma Earnings Per Share             (8)        $0.92         $0.83       $0.75       $0.68

Shares Utilized                                    3,464         4,035       4,606       5,262

- ----------------------------------------
Pro-forma Ratios
- ----------------------------------------
Price/EPS without Adjustment                       10.87         12.05       13.33       14.71
Price/EPS with Adjustment                          10.87         12.05       13.33       14.71
Price/Book Value per Share                         61.92%        66.27%      69.93%      73.53%
Price/Tangible Book Value                          61.58%        65.92%      69.59%      73.15%
Market Value/Assets                                12.90%        14.76%      16.54%      18.52%

(1) ESOP Borrowings are deducted from net worth and assets, and amortized over 10 years.
(2) MRP Borrowings are omitted from net worth and assets, and amortized over 5 years.
(3)  Consists of ESOP and MRP amortization.
(4)  The ESOP loan is from Holding Company and therefore, there are no costs.
(5)  Not applicable

(6) Earnings are adjusted for one time SAIF assessment (1.293 million tax impacted 40%) and cash foundation expense of ($2.500 million tax impacted 40%).
(7) ESOP and MRP are amortized over 10 and 5 years respectively, and tax impacted at 40%.
(8)  All EPS computations are done in accordance with SOP 93-6.
(9)  The Foundation is assumed to be $2.5 million under any scenario

Total Shares Offered                  3,499       4,117       4,735       5,445
Price Per Share                          10          10          10          10
                                    -------------------------------------------
Gross Proceeds                       34,990      41,170      47,350      54,450
Estimated Insider Purchases          -1,200      -1,200      -1,200      -1,200
ESOP Purchases                       -2,999      -3,494      -3,988      -4,556
                                    -------------------------------------------
Proceeds to Base Fee On              30,791      36,476      42,162      48,694
Underwriters Percentage                1.00%       1.00%       1.00%       1.00%
                                    -------------------------------------------
Underwriters Fee                        308         365         422         487
Advisory Fee                              0           0           0           0
                                    -------------------------------------------
Total Underwriters Fee                  308         365         422         487
All Other Expenses                      600         600         600         600
                                    -------------------------------------------
Total Expense                           908         965       1,022       1,087

Shares Outstanding                    3,749       4,367       4,985       5,695
Less:  New ESOP Adjustment              300         349         399         456
Less:  Old ESOP Adjustment                0           0           0           0
Plus:  New SOP 93-6 ESOP Shares          15          17          20          23
Plus:  Old SOP 93-6 ESOP Shares           0           0           0           0
                                         --          --          --          --
Shares for all EPS Calculations       3,464       4,035       4,606       5,262



Dilution of Stock Options                         10.82%
Dilution of RRP                                    4.33%

                                                    Post-Foundation
- --------------------------------------------------------------------------------------------------------------------
               Shares                  Shares Issued                                   Implied
             Issued and    Price per        To         Total    Exchange  Conversion   Exchange   Gross     Exchange
             Exchanged       Share       Foundation    Shares    Shares     Shares      Ratio    Proceeds    Value
             ---------       -----       ----------    ------    ------     ------      -----    --------    -----
Midpoint       3,499          $10           250         3,749      --       3,499      0.000      $34,990     $0
Minimum        4,117          $10           250         4,367      --       4,117      0.000      $41,170     $0
Maximum        4,735          $10           250         4,985      --       4,735      0.000      $47,350     $0
Superrange     5,445          $10           250         5,695      --       5,445      0.000      $54,450     $0

Exhibit 10

                           First Security Savings Bank
                 Pro-Forma Analysis Sheet - Twelve Months Ended
                                    30-Apr-97
                                Includes SOP 93-6


Name of Association:               First Security Savings Bank
Date of Letter to Association:               7/18/97
Date of Market Prices:                       7/10/97


                                                               Comparable                         All Publicly    Recent Standard
                                                                Companies      State Thrifts     Traded Thrifts  Conversion Thrifts
                                          First Security     --------------    --------------    --------------  ------------------
                             Symbols          Value          Mean    Median    Mean    Median    Mean    Median    Mean    Median
                             -------          -----          ----    ------    ----    ------    ----    ------    ----    ------
Price-Earnings Ratio           P/E
- --------------------
 Last Twelve Months                    N/A
 At Minimum of Range                          27.78
 At Midpoint of Range                         29.41           29.46    23.53   41.54    27.71    29.12    22.92    23.50    21.80
 At Maximum of Range                          31.25
 At SuperMaximum of Range                     32.26

Price-Book Ratio               P/B
- ----------------
 Last Twelve Months                    N/A
 At Minimum of Range                          62.38%
 At Midpoint of Range                         66.93%         118.42%  115.95% 120.06%  115.09%  144.89%  134.30%   71.40%   71.80%
 At Maximum of Range                          70.82%
 At SuperMaximum of Range                     74.52%

Price-Tangible Book Ratio      P/TB
- -------------------------
 Last Twelve Months                    N/A
 At Minimum of Range                          62.03%
 At Midpoint of Range                         66.58%         119.43%  118.06% 123.69%  118.06%  150.81%  140.25%   71.30%   71.80%
 At Maximum of Range                          70.47%
 At SuperMaximum of Range                     74.18%

Price-Assets Ratio             P/A
- ------------------
 Last Twelve Months                 N/A
 At Minimum of Range                          13.41%
 At Midpoint of Range                         15.46%          14.20%   14.45%  16.97%   16.20%   16.76%   14.86%   16.90%   15.20%
 At Maximum of Range                          17.43%
 At SuperMaximum of Range                     19.60%

Valuation Parameters
- --------------------
Prior Twelve Mos. Earning Base     Y
  Period Ended December 31, 1996             $    452 (1)

Pre-Conversion Book Value          B
  As of December 31, 1996                    $ 29,261

Pre-Conversion Assets              A
  As of December 31, 1996                    $258,115

Return on Money                    R             3.54%(2)

Conversion Expenses                          $  1,035
                                   X             2.25 (3)

Proceeds Not Invested                        $  5,520 (4)

Estimated ESOP Borrowings                    $  3,680
ESOP Purchases                     E             8.00%(5)
Cost of ESOP Borrowings                      $    368 (5)
Cost of ESOP Borrowings            S             0.00%(5)
Amort of ESOP Borrowings           T         10 Years

Amort of MRP Amount                N          5 Years
Estimated MRP Amount                         $  1,840 (6)
MRP Purchases                      M             4.00%
MRP Expense                                  $    368

Foundation Amount                            $     --
Foundation Amount                  F             0.00%

Tax Rate                          TAX           40.00%

Percentage Sold                   PCT          100.00%

Tax Benefit                        Z         $      0

Earnings Multiplier                              1.00

(1)  Net income for the twelve months ended December 31, 1996
(2) Net Return assumes a reinvestment rate of 5.90 percent (the 1 year Treasury at April 30, 1997), and a tax rate of 40%.
(3) Conversion expenses reflect estimated expenses as presented in the offering document.
(4)  Includes Stock from ESOP and MRP.
(5)  Assumes ESOP is amortized straight line over ten years.
(6)  Assumes MRP is amortized straight line over five years.

                              Pro Forma Calculation

Calculation of Estimated Value (V) at Midpoint Value

3.     V=                  P/E*Y                                =    $46,000,000
                           -----
        1-P/E*PCT*((1-X-E-M-F)*R-(1-TAX)*E/T-(1-TAX)*M/N)

2.     V=                 P/B*(B+Z)                             =    $46,000,000
                          ---------
                    1-P/B*PCT*(1-X-E-M-F)

1.     V=                  P/A*A                                =    $46,000,000
                           -----
                     1-P/A*PCT*(1-X-E-M-F)

                                                       Full                             Implied
                                  Total  Price per  Conversion      Exchange           Conversion       Gross   Exchange  Exchange
Conclusion                       Shares    Share      Value     Shares   Percent    Shares    Percent  Proceeds   Value     Ratio
- ----------                       ------    -----      -----     ------   -------    ------    -------  --------   -----     -----
Appraised Value - Midpoint        4,600     $10      $46,000       0       0.00%     4,600    100.00%   $46,000     $0      0.000
Appraised Value - Minimum         3,910     $10      $39,100       0       0.00%     3,910    100.00%   $39,100     $0      0.000
Appraised Value - Maximum         5,290     $10      $52,900       0       0.00%     5,290    100.00%   $52,900     $0      0.000
Appraised Value - SuperMaximum*   6,084     $10      $60,840       0       0.00%     6,084    100.00%   $60,840     $0      0.000

* SuperMaximum is an overallotment option that is 15% above the maximum amount.

                                                   Proforma Effect of Conversion Proceeds
                                                           As of December 31, 1996
                                                           (Dollars in Thousands)
                                               -----------------------------------------------
                                                Minimum       Midpoint    Maximum     SuperMax
                                               -----------------------------------------------
- ---------------------------------------
Conversion Proceeds
- ---------------------------------------
Total Shares Offered                              3,910         4,600       5,290       6,084
Conversion Shares Offered                         3,910         4,600       5,290       6,084
Price Per Share                                     $10           $10         $10         $10
                                               -----------------------------------------------
Gross Proceeds                                  $39,100       $46,000     $52,900     $60,840
Less:  Est. Conversion Expenses                    $972        $1,035      $1,099      $1,172
                                               -----------------------------------------------
Net Proceeds                                    $38,128       $44,965     $51,801     $59,668
- ---------------------------------------
Estimated Income from Proceeds
- ---------------------------------------
Net Conversion Proceeds                         $38,128       $44,965     $51,801     $59,668
Less:  ESOP Adjustment                 (3)      $ 3,128        $3,680      $4,232      $4,867
Less:  MRP Adjustment                  (3)      $ 1,564        $1,840      $2,116      $2,434
                                               -----------------------------------------------
Net Proceeds Reinvested                         $33,436       $39,445     $45,453     $52,367
Estimated Incremental Rate of Return               3.54%         3.54%       3.54%       3.54%
                                               -----------------------------------------------
Estimated Incremental Return                     $1,184        $1,396      $1,609      $1,854
Less:  Cost of ESOP                    (4)           $0            $0          $0          $0
Less:  Amortization of ESOP            (7)         $188          $221        $254        $292
Less:  MRP Adjustment                  (7)         $188          $221        $254        $292
                                               -----------------------------------------------
Pro-forma Net Income                               $808          $954      $1,101      $1,270
Earnings Before Conversion                         $452          $452        $452        $452
                                               -----------------------------------------------
Earnings Excluding Adjustment                    $1,260        $1,406      $1,553      $1,722
Earnings Adjustment                    (6)           $0            $0          $0          $0
                                               -----------------------------------------------
Earnings After Conversion                        $1,260        $1,406      $1,553      $1,722
- ---------------------------------------
Pro-forma Net Worth
- ---------------------------------------
Net Worth at December 31, 1996                  $29,261       $29,261     $29,261     $29,261
Net Conversion Proceeds                          38,128        44,965      51,801      59,668
Plus: MHC Adjustment                   (7)            0             0           0           0
Less:  ESOP Adjustment                 (1)       (3,128)       (3,680)     (4,232)     (4,867)
Less:  MRP Adjustment                  (2)       (1,564)       (1,840)     (2,116)     (2,434)
                                               -----------------------------------------------
Pro-forma Net Worth                             $62,697       $68,706     $74,714     $81,628
- ---------------------------------------
Pro-forma Tangible Net Worth
- ---------------------------------------
Pro-forma Net Worth                             $62,697       $68,706     $74,714     $81,628
Less:  Intangible                      (5)         $352          $352        $352        $352
                                               -----------------------------------------------
Pro-forma Tangible Net Worth                    $63,049       $69,058     $75,066     $81,980
- ---------------------------------------
Pro-forma Assets
- ---------------------------------------
Total Assets at December 31, 1996              $258,115      $258,115    $258,115    $258,115
Net Conversion Proceeds                         $38,128       $44,965     $51,801     $59,668
Plus: MHC Adjustment                   (7)            0             0           0           0
Less:  ESOP Adjustment                 (1)       (3,128)       (3,680)     (4,232)     (4,867)
Less:  MRP Adjustment                  (2)       (1,564)       (1,840)     (2,116)     (2,434)
                                               -----------------------------------------------
Pro-forma Assets Excluding Adjustment           291,551       297,560     303,568     310,482
Plus:  Adjustment                      (6)            0             0           0           0
                                               -----------------------------------------------
Pro-forma Total Assets                         $291,551      $297,560    $303,568     310,482
- ---------------------------------------
Stockholder's Equity Per Share
- ---------------------------------------
Net Worth at December 31, 1996                    $7.48         $6.36       $5.53       $4.81
Estimated Net Proceeds                            $9.75         $9.78       $9.79       $9.81
Plus: MHC Adjustment                              $0.00         $0.00       $0.00       $0.00
Less:  ESOP Stock                                ($0.80)       ($0.80)     ($0.80)     ($0.80)
Less:  MRP Stock                                 ($0.40)       ($0.40)     ($0.40)     ($0.40)
                                                 ------        ------      ------      ------
Pro-forma Net Worth Per Share                    $16.03        $14.94      $14.12      $13.42
Less:  Intangible                                 $0.09         $0.08       $0.07       $0.06
                                                 ------        ------      ------      -----
Pro-forma Tangible Net Worth Per Share           $16.12        $15.02      $14.19      $13.48
- ---------------------------------------
Net Earnings Per Share
- ---------------------------------------
Historical Earnings Per Share          (8)        $0.13         $0.11       $0.09       $0.08
Incremental return Per Share           (8)        $0.33         $0.33       $0.33       $0.33
ESOP Adjustment Per Share              (8)       ($0.05)       ($0.05)     ($0.05)     ($0.05)
MRP Adjustment Per Share               (8)       ($0.05)       ($0.05)     ($0.05)     ($0.05)
Normalizing Adjustment Per Share                  $0.00         $0.00       $0.00       $0.00
                                                 ------        ------      ------      ------
Proforma Earnings Per Share            (8)        $0.36         $0.34       $0.32       $0.31
- ---------------------------------------
Shares Utilized
- ---------------------------------------
Shares Utilized                                   3,613         4,250       4,888       5,621
- ---------------------------------------
Pro-forma Ratios
- ---------------------------------------
Price/EPS without Adjustment                      27.78         29.41       31.25       32.26
Price/EPS with Adjustment                         27.78         29.41       31.25       32.26
Price/Book Value per Share                        62.38%        66.93%      70.82%      74.52%
Price/Tangible Book Value                         62.03%        66.58%      70.47%      74.18%
Market Value/Assets                               13.41%        15.46%      17.43%      19.60%

(1) ESOP Borrowings are deducted from net worth and assets, and amortized over 10 years.
(2) MRP Borrowings are omitted from net worth and assets, and amortized over 5 years.
(3)  Consists of ESOP and MRP amortization.
(4),(5) Not applicable
(6)  Not applicable
(7) ESOP and MRP are amortized over 10 and 5 years respectively, and tax impacted at 40%.
(8)  All EPS computations are done in accordance with SOP 93-6.

Total Shares Offered                    3,910      4,600      5,290      6,084
Price Per Share                            10         10         10         10
                                      -----------------------------------------
Gross Proceeds                         39,100     46,000     52,900     60,840
Estimated Insider Purchases             1,200      1,200      1,200      1,200
ESOP Purchases                         -3,128     -3,680     -4,232     -4,867
                                      -----------------------------------------
Proceeds to Base Fee On                37,172     43,520     49,868     57,173
Underwriters Percentage                  1.00%      1.00%      1.00%      1.00%
                                      -----------------------------------------
Underwriters Fee                          372        435        499        572
Advisory Fee                                0          0          0          0
                                      -----------------------------------------
Total Underwriters Fee                    372        435        499        572
All Other Expenses                        600        600        600        600
                                      -----------------------------------------
Total Expense                             972      1,035      1,099      1,172

Shares Outstanding                      3,910      4,600      5,290      6,084
Less:  New ESOP Adjustment                313        368        423        487
Less:  Old ESOP Adjustment       (1)        0          0          0          0
Plus:  New SOP 93-6 ESOP Shares  (2)       16         18         21         24
Plus:  Old SOP 93-6 ESOP Shares  (2)        0          0          0          0
                                           --         --         --         --
Shares for all EPS Calculations         3,613      4,250      4,888      5,621
0
0
0
0

Dilution of Stock Options                          10.82%
Dilution of MRP                                     4.33%


Options Dilution
Shares utilized for Equity              4,301      5,060      5,819      6,692
New Net Worth                         $62,711    $68,722    $74,733    $81,650
New Tangible Net Worth                $63,063    $69,074    $75,085    $82,002
New Net Worth Per Share                 14.58      13.58      12.84      12.20
New Tangible Net Worth Per Share        14.66      13.65      12.90      12.25
Shares utilized for EPS                 4,004      4,710      5,417      6,229
New EPS                                 $0.35      $0.33      $0.32      $0.31

MRP Dilution
Shares utilized for Equity              4,066      4,784      5,502      6,327
New Net Worth                         $62,703    $68,713    $74,721    $81,637
New Tangible Net Worth                $63,055    $69,065    $75,073    $81,989
New Net Worth Per Share                 15.42      14.36      13.58      12.90
New Tangible Net Worth Per Share        15.51      14.44      13.65      12.96
Shares utilized for EPS                 3,769      4,434      5,100      5,864
New EPS                                 $0.33      $0.32      $0.30      $0.29

                                                        Offering Circular Input
                                                Proforma Effect of Conversion Proceeds
                                                        As of December 31, 1996
                                                        (Dollars in Thousands)
                                              ------------------------------------------
                                              Minimum    Midpoint    Maximum    SuperMax
                                              ------------------------------------------
- -----------------------------------------
Conversion Proceeds
- -----------------------------------------
Total Shares Offered                            3,910      4,600       5,290      6,084
Conversion Shares Offered                       3,910      4,600       5,290      6,084
Price Per Share                                   $10        $10         $10        $10
Gross Proceeds                                $39,100    $46,000     $52,900    $60,840
Less:  Est. Conversion Expenses                 ($972)   ($1,035)    ($1,099)   ($1,172)
Estimated Net Proceeds                        $38,128    $44,965     $51,801    $59,668
Less:  ESOP Adjustment                   (3)  ($3,128)   ($3,680)    ($4,232)   ($4,867)
Less:  MRP Adjustment                    (3)  ($1,564)   ($1,840)    ($2,116)   ($2,434)
Estimated Net Proceeds as adjusted            $33,436    $39,445     $45,453    $52,367
- -----------------------------------------
Consolidated Net Earnings
- -----------------------------------------
Historical Earnings                              $452       $452        $452       $452
Proforma earnings on net proceeds              $1,184     $1,396      $1,609     $1,854
Less: Proforma ESOP Adjustment           (7)     $188       $221        $254       $292
Less: Proforma MRP Adjustment            (7)     $188       $221        $254       $292
Proforma net earnings                          $1,260     $1,406      $1,553     $1,722
- -----------------------------------------
Per Share Net Earnings
- -----------------------------------------
Historical Earnings Per Share            (8)    $0.13      $0.11       $0.09      $0.08
Proforma Earnings on net Proceeds        (8)    $0.33      $0.33       $0.33      $0.33
ESOP Adjustment Per Share                (8)   ($0.05)    ($0.05)     ($0.05)    ($0.05)
MRP Adjustment Per Share                 (8)   ($0.05)    ($0.05)     ($0.05)    ($0.05)
Proforma Earnings Per Share              (8)    $0.36      $0.34       $0.32      $0.31
- -----------------------------------------
Stockholder's Equity
- -----------------------------------------
Net Worth at December 31, 1996                $29,261    $29,261     $29,261    $29,261
Net Conversion Proceeds                        38,128     44,965      51,801     59,668
Plus: MHC Adjustment                     (7)        0          0           0          0
Less:  ESOP Adjustment                   (1)   (3,128)    (3,680)     (4,232)    (4,867)
Less:  MRP Adjustment                    (2)   (1,564)    (1,840)     (2,116)    (2,434)
Pro-forma Net Worth                           $62,697    $68,706     $74,714    $81,628
- -----------------------------------------
Stockholder's Equity Per Share
- -----------------------------------------
Net Worth at December 31, 1996                  $7.48      $6.36       $5.53      $4.81
Estimated Net Proceeds                          $9.75      $9.78       $9.79      $9.81
Plus: MHC Adjustment                            $0.00      $0.00       $0.00      $0.00
Less:  ESOP Stock                              ($0.80)    ($0.80)     ($0.80)    ($0.80)
Less:  MRP Stock                               ($0.40)    ($0.40)     ($0.40)    ($0.40)
                                              -------    -------     -------    -------
Pro-forma Net Worth Per Share                  $16.03     $14.94      $14.12     $13.42
Less:  Intangible                               $0.09      $0.08       $0.07      $0.06
                                              -------    -------     -------    ------
Pro-forma Tangible Net Worth Per Share         $16.12     $15.02      $14.19     $13.48
- -----------------------------------------
Pro-forma Ratios
- -----------------------------------------
Price/Book Value per Share                      62.38%     66.93%      70.82%     74.52%
Price/EPS without Adjustment                    27.78      29.41       31.25      32.26
                                              ------------------------------------------

                 For FinPro Use Only - Not In Offering Circular
- -----------------------------------------     ------------------------------------------
Pro-forma Tangible Net Worth
- -----------------------------------------
Pro-forma Net Worth                           $62,697    $68,706     $74,714    $81,628
Less:  Intangible                        (5)     $352       $352        $352       $352
Pro-forma Tangible Net Worth                  $63,049    $69,058     $75,066    $81,980
- -----------------------------------------
Pro-forma Assets
- -----------------------------------------
Total Assets at December 31, 1996            $258,115   $258,115    $258,115   $258,115
Net Conversion Proceeds                       $38,128    $44,965     $51,801    $59,668
Plus: MHC Adjustment                     (7)        0          0           0          0
Less:  ESOP Adjustment                   (1)   (3,128)    (3,680)     (4,232)    (4,867)
Less:  MRP Adjustment                    (2)   (1,564)    (1,840)     (2,116)    (2,434)
Pro-forma Assets Excluding Adjustment         291,551    297,560     303,568    310,482
Plus:  Adjustment                        (6)        0          0           0          0
Pro-forma Total Assets                       $291,551   $297,560    $303,568   $310,482
Shares Utilized                                 3,613      4,250       4,888      5,621
Price/EPS with Adjustment                       27.78      29.41       31.25      32.26
Price/Tangible Book Value                       62.03%     66.58%      70.47%     74.18%
Market Value/Assets                             13.41%     15.46%      17.43%     19.60%

Exhibit 11

                           First Security Savings Bank
                    Pro-Forma Analysis Sheet with Foundation
                                Includes SOP 93-6

Name of Association:               First Security Savings Bank
Date of Letter to Association:               7/18/97
Date of Market Prices:                       7/10/97


                                                               Comparable                         All Publicly    Recent Standard
                                                                Companies      State Thrifts     Traded Thrifts  Conversion Thrifts
                                          First Security     --------------    --------------    --------------  ------------------
                             Symbols          Value          Mean    Median    Mean    Median    Mean    Median    Mean    Median
                             -------          -----          ----    ------    ----    ------    ----    ------    ----    ------
Price-Earnings Ratio           P/E
- --------------------
 Last Twelve Months                    N/A
 At Minimum of Range                          30.30
 At Midpoint of Range                         31.25           29.46    23.53   41.54    27.71    29.12    22.92    23.50    21.80
 At Maximum of Range                          32.26
 At SuperMaximum of Range                     33.33

Price-Book Ratio               P/B
- ----------------
 Last Twelve Months                    N/A
 At Minimum of Range                          62.66%
 At Midpoint of Range                         66.93%         118.42%  115.95% 120.06%  115.09%  144.89%  134.30%   71.40%   71.80%
 At Maximum of Range                          70.62%
 At SuperMaximum of Range                     74.18%

Price-Tangible Book Ratio      P/TB
- -------------------------
 Last Twelve Months                    N/A
 At Minimum of Range                          62.66%
 At Midpoint of Range                         66.93%         119.43%  118.06% 123.69%  118.06%  150.81%  140.25%   71.30%   71.80%
 At Maximum of Range                          70.62%
 At SuperMaximum of Range                     74.18%

Price-Assets Ratio             P/A
- ------------------
 Last Twelve Months                    N/A
 At Minimum of Range                          12.99%
 At Midpoint of Range                         14.85%          14.20%   14.45%  16.97%   16.20%   16.76%   14.86%   16.90%   15.20%
 At Maximum of Range                          16.65%
 At SuperMaximum of Range                     18.64%

Valuation Parameters
- --------------------
Twelve Mos. Earning Base            Y
  Period Ended December 31, 1996             $    452 (1)

Pre-Conversion Book Value           B
  As of December 31, 1996                    $ 29,261

Pre-Conversion Assets               A
  As of December 31, 1996                    $258,115

Return on Money                     R            3.54%(2)

Conversion Expenses                          $    965
                                    X            2.34%(3)

Proceeds Not Invested                        $  5,240 (4)

Estimated ESOP Borrowings                    $  3,494
ESOP Purchases                      E            8.49%
Cost of ESOP Borrowings                      $    349 (5)
Cost of ESOP Borrowings             S            0.00%
Amort of ESOP Borrowings            T        10 Years

Amort of MRP Amount                 N         5 Years
Estimated MRP Amount                         $  1,747 (6)
MRP Purchases                       M            4.24%
MRP Expense                                  $    349

Foundation Amount                            $  2,500 (7)
Foundation Amount                   F        6.07% 0.00%
Foundation Opportunity Cost                  $     89
Tax Benefit                         Z        $  1,000 (8)

Tax Rate                           TAX          40.00%

Percentage Sold                    PCT         100.00%

Amount to be Issued to Public                $ 41,170 (9)

Earnings  Multiplier                             1.00

(1)  The expenses of the Foundation are not considered.
(2) Net Return assumes a reinvestment rate of 5.90 percent (the 1 year Treasury at April 30, 1997), and a tax rate of 40%.
(3) Conversion expenses reflect estimated expenses as presented in the offering document.
(4)  Includes Stock from ESOP and MRP
(5)  Assumes ESOP is amortized straight line over ten years.
(6)  Assumes MRP is amortized straight line over five years.
(7)  The Foundation is assumed to be $2.5 million under any scenario.
(8)  The after-tax benefit of the Foundation is assumed to be 37% of Foundation.
(9)  The amount to be offered to public.

                              Pro Forma Calculation

Calculation of Estimated Value (V) at Midpoint Value

3.     V=                  P/E*Y                              =     $41,170
                           -----
        1-P/E*PCT*((1-X-E-M-F)*R-(1-TAX)*E/T-(1-TAX)*M/N)

2.     V=                 P/B*(B+Z)                           =     $41,170
                    1-P/B*PCT*(1-X-E-M-F)

1.     V=                 P/A*A                               =     $41,170
                          -----
                   1-P/A*PCT*(1-X-E-M-F)

                                                    Pre-Foundation
- -------------------------------------------------------------------------------------------------------------------
                                                                                    Implied
                                 Total   Price per   Total    Exchange  Conversion  Exchange    Gross      Exchange
Conclusion                      Shares     Share     Value     Shares     Shares     Ratio     Proceeds     Value
- ----------                      ------     -----     -----     ------     ------     -----     --------     -----
Appraised Value - Midpoint       4,117      $10     $41,170      --        4,117     0.000      $41,170      $0
Appraised Value - Minimum        3,499      $10     $34,990      --        3,499     0.000      $34,990      $0
Appraised Value - Maximum        4,735      $10     $47,350      --        4,735     0.000      $47,350      $0
Appraised Value - Superrange     5,445      $10     $54,450      --        5,445     0.000      $54,450      $0

                                                    Proforma Effect of Conversion Proceeds
                                                           As of December 31, 1996
                                                            (Dollars in Thousands)
                                                -----------------------------------------------
                                                 Minimum       Midpoint    Maximum     SuperMax
                                                -----------------------------------------------
- ----------------------------------------
Conversion Proceeds
- ----------------------------------------
Total Shares Offered                               3,499         4,117       4,735       5,445
Conversions Shares Offered                         3,499         4,117       4,735       5,445
Price Per Share                                      $10           $10         $10         $10
                                                -----------------------------------------------
Gross Proceeds                                   $34,990       $41,170     $47,350     $54,450
Plus:  Value issued to Foundation       (9)        2,500         2,500       2,500       2,500
                                                -----------------------------------------------
Pro Forma Market Capitalization                  $37,490       $43,670     $49,850     $56,950
                                                ===============================================
Gross Proceeds                                   $34,990       $41,170     $47,350     $54,450
Less:  Est. Conversion Expenses                     $908          $965      $1,022      $1,087
                                                -----------------------------------------------
Net Cash Proceeds                                $34,082       $40,205     $46,328     $53,363
                                                ===============================================
Net Cash Proceeds                                $34,082       $40,205     $46,328     $53,363
Less:  ESOP Adjustment                  (3)       $2,999        $3,494      $3,988      $4,556
Less:  MRP Adjustment                   (3)       $1,500        $1,747      $1,994      $2,278
                                                -----------------------------------------------
Net Proceeds Reinvested                          $29,583       $34,965     $40,346     $46,529
                                                ===============================================
Earnings Before Conversion                         $ 452         $ 452       $ 452       $ 452
Estimated Incremental Return                      $1,047        $1,238      $1,428      $1,647
Less:  Cost of ESOP                     (4)           $0            $0          $0          $0
Less:  Amortization of ESOP             (7)         $180          $210        $239        $273
Less:  MRP Adjustment                   (8)         $180          $210        $239        $273
                                                -----------------------------------------------
Pro-forma Incremental Net Income                    $687          $819        $950      $1,100
                                                -----------------------------------------------
Pro Forma Earnings Excluding Adjustment           $1,139        $1,270      $1,401      $1,552
Earnings Adjustment                                   $0            $0          $0          $0
                                                -----------------------------------------------
Earnings After Conversion                         $1,139        $1,270      $1,401      $1,552
- ----------------------------------------
Pro-forma Net Worth
- ----------------------------------------
Net Worth at March 31, 1997                      $29,261       $29,261     $29,261     $29,261
Net Conversion Proceeds                          $34,082       $40,205     $46,328     $53,363
Plus:  MHC Adjustment                                 $0            $0          $0          $0
Plus:  After tax Foundation Contribution         $ 1,000       $ 1,000     $ 1,000     $ 1,000
Less:  ESOP Adjustment                  (1)       (2,999)       (3,494)     (3,988)     (4,556)
Less:  MRP Adjustment                   (2)       (1,500)       (1,747)     (1,994)     (2,278)
                                                -----------------------------------------------
Pro-forma Net Worth                              $59,844       $65,226     $70,607     $76,790
- ----------------------------------------
Pro-forma Tangible Net Worth
- ----------------------------------------
Pro-forma Net Worth                              $59,844       $65,226     $70,607     $76,790
Less:  Intangible                       (5)           $0            $0          $0          $0
                                                -----------------------------------------------
Pro-forma Tangible Net Worth                     $59,844       $65,226     $70,607     $76,790
- ----------------------------------------
Pro-forma Assets
- ----------------------------------------
Total Assets at March 31, 1997                  $258,115      $258,115    $258,115    $258,115
Net Conversion Proceeds                          $34,082       $40,205     $46,328     $53,363
Plus:  MHC Adjustment                                 $0            $0          $0          $0
Plus:  Tax Benefit of Foundation                  $1,000        $1,000      $1,000      $1,000
Less:  ESOP Adjustment                  (1)       (2,999)       (3,494)     (3,988)     (4,556)
Less:  MRP Adjustment                   (2)       (1,500)       (1,747)     (1,994)     (2,278)
                                                -----------------------------------------------
Pro-forma Assets Excluding Adjustment            288,698       294,080     299,461     305,644
Plus:  Adjustment                                      0             0           0           0
                                                -----------------------------------------------
Pro-forma Total Assets                          $288,698      $294,080    $299,461    $305,644
- ----------------------------------------
Per Share Data
- ----------------------------------------
Net Worth at March 31, 1997                        $7.81         $6.70       $5.87       $5.14
Estimated Net Proceeds                             $9.09         $9.21       $9.29       $9.37
Plus:  MHC Adjustment                              $0.00         $0.00       $0.00       $0.00
Plus:  Foundation Contribution                     $0.27         $0.23       $0.20       $0.18
Less:  ESOP Stock                                 ($0.80)       ($0.80)     ($0.80)     ($0.80)
Less:  MRP Stock                                  ($0.40)       ($0.40)     ($0.40)     ($0.40)
                                                  ------        ------      ------      ------
Pro-forma Net Worth Per Share                     $15.96        $14.94      $14.16      $13.48
Less:  Intangible                                  $0.00         $0.00       $0.00       $0.00
                                                  ------        ------      ------      ------
Pro-forma Tangible Net Worth Per Share            $15.96        $14.94      $14.16      $13.48

Historical Earnings Per Share           (8)        $0.13         $0.11       $0.10       $0.09
Incremental return Per Share            (8)        $0.30         $0.31       $0.31       $0.31
ESOP Adjustment Per Share               (8)       ($0.05)       ($0.05)     ($0.05)     ($0.05)
MRP Adjustment Per Share                (8)       ($0.05)       ($0.05)     ($0.05)     ($0.05)
Earnings Adjustment                     (8)        $0.00         $0.00       $0.00       $0.00
                                                  ------        ------      ------      ------
Proforma Earnings Per Share             (8)        $0.33         $0.32       $0.31       $0.30

Shares Utilized                                    3,464         4,035       4,606       5,262
- ----------------------------------------
Pro-forma Ratios
- ----------------------------------------
Price/EPS without Adjustment                       30.30         31.25       32.26       33.33
Price/EPS with Adjustment                          30.30         31.25       32.26       33.33
Price/Book Value per Share                         62.66%        66.93%      70.62%      74.18%
Price/Tangible Book Value                          62.66%        66.93%      70.62%      74.18%
Market Value/Assets                                12.99%        14.85%      16.65%      18.64%
                                                -----------------------------------------------

(1) ESOP Borrowings are deducted from net worth and assets, and amortized over 10 years.
(2) MRP Borrowings are omitted from net worth and assets, and amortized over 5 years.
(3)  Consists of ESOP and MRP amortization.
(4)  The ESOP loan is from Holding Company and therefore, there are no costs.
(5)  Not applicable
(6)  Not applicable
(7) ESOP and MRP are amortized over 10 and 5 years respectively, and tax impacted at 40%.
(8)  All EPS computations are done in accordance with SOP 93-6.
(9)  The Foundation is assumed to be $2.5 million under any scenario.

Total Shares Offered               3,499     4,117     4,735     5,445
Price Per Share                       10        10        10        10
                                  -------------------------------------
Gross Proceeds                    34,990    41,170    47,350    54,450
Estimated Insider Purchases       -1,200    -1,200    -1,200    -1,200
ESOP Purchases                    -2,999    -3,494    -3,988    -4,556
                                  -------------------------------------
Proceeds to Base Fee On           30,791    36,476    42,162    48,694
Underwriters Percentage             1.00%     1.00%     1.00%     1.00%
                                  -------------------------------------
Underwriters Fee                     308       365       422       487
Advisory Fee                           0         0         0         0
                                  -------------------------------------
Total Underwriters Fee               308       365       422       487
All Other Expenses                   600       600       600       600
                                  -------------------------------------
Total Expense                        908       965     1,022     1,087

Shares Outstanding                 3,749     4,367     4,985     5,695
Less:  New ESOP Adjustment           300       349       399       456
Less:  Old ESOP Adjustment             0         0         0         0
Plus:  New SOP 93-6 ESOP Shares       15        17        20        23
Plus:  Old SOP 93-6 ESOP Shares        0         0         0         0
                                      --        --        --        --
Shares for all EPS Calculations    3,464     4,035     4,606     5,262


Dilution of Stock Options                    10.82%
Dilution of RRP                               4.33%

                                                    Post Foundation
- --------------------------------------------------------------------------------------------------------------------
               Shares                  Shares Issued                                   Implied
             Issued and    Price per        To         Total    Exchange  Conversion   Exchange   Gross     Exchange
             Exchanged       Share       Foundation    Shares    Shares     Shares      Ratio    Proceeds    Value
             ---------       -----       ----------    ------    ------     ------      -----    --------    -----
Midpoint       3,499          $10           250         3,749      --       3,499      0.000      $34,990     $0
Minimum        4,117          $10           250         4,367      --       4,117      0.000      $41,170     $0
Maximum        4,735          $10           250         4,985      --       4,735      0.000      $47,350     $0
Superrange     5,445          $10           250         5,695      --       5,445      0.000      $54,450     $0


Options Dilution
Shares utilized for Equity             3,849       4,529       5,209       5,990
New Net Worth                        $59,857     $65,240     $70,624     $76,809
New Tangible Net Worth               $59,857     $65,240     $70,624     $76,809
New Net Worth Per Share                15.55       14.41       13.56       12.82
New Tangible Net Worth Per Share       15.55       14.41       13.56       12.82

MRP Dilution
Shares utilized for Equity             3,639       4,282       4,924       5,663
New Net Worth                        $59,849     $65,232     $70,614     $76,798
New Tangible Net Worth               $59,849     $65,232     $70,614     $76,798
New Net Worth Per Share                16.45       15.24       14.34       13.56
New Tangible Net Worth Per Share       16.45       15.24       14.34       13.56

Exhibit 12

                           First Security Savings Bank
                  Pro-Forma Analysis Sheet - Four Months Ended
                                    30-Apr-97
                                Includes SOP 93-6


Name of Association:               First Security Savings Bank
Date of Letter to Association:               7/18/97
Date of Market Prices:                       7/10/97


                                                               Comparable                         All Publicly    Recent Standard
                                                                Companies      State Thrifts     Traded Thrifts  Conversion Thrifts
                                          First Security     --------------    --------------    --------------  ------------------
                             Symbols          Value          Mean    Median    Mean    Median    Mean    Median    Mean    Median
                             -------          -----          ----    ------    ----    ------    ----    ------    ----    ------
Price-Earnings Ratio           P/E
- --------------------
 Last Twelve Months                    N/A
 At Minimum of Range                          11.90
 At Midpoint of Range                         13.33           29.46    23.53   41.54    27.71    29.12    22.92    23.50    21.80
 At Maximum of Range                          14.49
 At SuperMaximum of Range                     15.87

Price-Book Ratio               P/B
- ----------------
 Last Twelve Months                    N/A
 At Minimum of Range                          61.69%
 At Midpoint of Range                         66.27%         118.42%  115.95% 120.06%  115.09%  144.89%  134.30%   71.40%   71.80%
 At Maximum of Range                          70.18%
 At SuperMaximum of Range                     73.91%

Price-Tangible Book Ratio      P/TB
- -------------------------
 Last Twelve Months                    N/A
 At Minimum of Range                          61.39%
 At Midpoint of Range                         65.96%         119.43%  118.06% 123.69%  118.06%  150.81%  140.25%   71.30%   71.80%
 At Maximum of Range                          69.88%
 At SuperMaximum of Range                     73.64%

Price-Assets Ratio             P/A
- ------------------
 Last Twelve Months                 N/A
 At Minimum of Range                          13.32%
 At Midpoint of Range                         15.36%          14.20%   14.45%  16.97%   16.20%   16.76%   14.86%   16.90%   15.20%
 At Maximum of Range                          17.32%
 At SuperMaximum of Range                     19.48%

Valuation Parameters
- --------------------
Prior Twelve Mos. Earning Base     Y
  Period Ended April 30, 1997                $    761 (1)

Pre-Conversion Book Value          B
  As of April 30, 1997                       $ 29,950

Pre-Conversion Assets              A
  As of April 30, 1997                       $260,002

Return on Money                    R             3.54%(2)

Conversion Expenses                          $  1,035
                                   X             2.25 (3)

Proceeds Not Invested                        $  5,520 (4)

Estimated ESOP Borrowings                    $  3,680
ESOP Purchases                     E             8.00%(5)
Cost of ESOP Borrowings                      $    368 (5)
Cost of ESOP Borrowings            S             0.00%(5)
Amort of ESOP Borrowings           T         10 Years

Amort of MRP Amount                N          5 Years
Estimated MRP Amount                         $  1,840 (6)
MRP Purchases                      M             4.00%
MRP Expense                                  $    368

Foundation Amount                            $     --
Foundation Amount                  F             0.00%

Tax Rate                          TAX           40.00%

Percentage Sold                   PCT          100.00%

Tax Benefit                        Z         $      0

Earnings Multiplier                              0.33

(1)  Net income for the twelve months ended April 30, 1997
(2) Net Return assumes a reinvestment rate of 5.90 percent (the 1 year Treasury at April 30, 1997), and a tax rate of 40%.
(3) Conversion expenses reflect estimated expenses as presented in the offering document.
(4)  Includes Stock from ESOP and MRP.
(5)  Assumes ESOP is amortized straight line over ten years.
(6)  Assumes MRP is amortized straight line over five years.

                              Pro Forma Calculation

Calculation of Estimated Value (V) at Midpoint Value

3.     V=                  P/E*Y                                =     $4,600,000
                           -----
        1-P/E*PCT*((1-X-E-M-F)*R-(1-TAX)*E/T-(1-TAX)*M/N)

2.     V=                 P/B*(B+Z)                             =     $4,600,000
                          ---------
                    1-P/B*PCT*(1-X-E-M-F)

1.     V=                  P/A*A                                =     $4,600,000
                           -----
                     1-P/A*PCT*(1-X-E-M-F)

                                                       Full                          Implied
                                  Total  Price per  Conversion Exchange  Conversion  Exchange  Gross     Exchange
Conclusion                       Shares    Share      Value     Shares     Shares     Ratio    Proceeds   Value
- ----------                       ------    -----      -----     ------     ------     -----    --------   -----
Appraised Value - Midpoint        4,600     $10      $46,000       0        4,600     0.000     $46,000     $0
Appraised Value - Minimum         3,910     $10      $39,100       0        3,910     0.000     $39,100     $0
Appraised Value - Maximum         5,290     $10      $52,900       0        5,290     0.000     $52,900     $0
Appraised Value - SuperMaximum*   6,084     $10      $60,840       0        6,084     0.000     $60,840     $0

* SuperMaximum is an overallotment option that is 15% above the maximum amount.

                                                   Proforma Effect of Conversion Proceeds
                                                            As of April 30, 1997
                                                           (Dollars in Thousands)
                                               -----------------------------------------------
                                                Minimum       Midpoint    Maximum     SuperMax
                                               -----------------------------------------------
- ---------------------------------------
Conversion Proceeds
- ---------------------------------------
Total Shares Offered                              3,910         4,600       5,290       6,084
Conversion Shares Offered                         3,910         4,600       5,290       6,084
Price Per Share                                     $10           $10         $10         $10
                                               -----------------------------------------------
Gross Proceeds                                  $39,100       $46,000     $52,900     $60,840
Less:  Est. Conversion Expenses                    $972        $1,035      $1,099      $1,172
                                               -----------------------------------------------
Net Proceeds                                    $38,128       $44,965     $51,801     $59,668
- ---------------------------------------
Estimated Income from Proceeds
- ---------------------------------------
Net Conversion Proceeds                         $38,128       $44,965     $51,801     $59,668
Less:  ESOP Adjustment                 (3)      $ 3,128        $3,680      $4,232      $4,867
Less:  MRP Adjustment                  (3)      $ 1,564        $1,840      $2,116      $2,434
                                               -----------------------------------------------
Net Proceeds Reinvested                         $33,436       $39,445     $45,453     $52,367
Estimated Incremental Rate of Return               3.54%         3.54%       3.54%       3.54%
                                               -----------------------------------------------
Estimated Incremental Return                       $395          $465        $536        $618
Less:  Cost of ESOP                    (4)           $0            $0          $0          $0
Less:  Amortization of ESOP            (7)          $63           $74         $85         $97
Less:  MRP Adjustment                  (7)          $63           $74         $85         $97
                                               -----------------------------------------------
Pro-forma Net Income                               $269          $317        $366        $424
Earnings Before Conversion                         $761          $761        $761        $761
                                               -----------------------------------------------
Earnings Excluding Adjustment                    $1,030        $1,078      $1,127      $1,185
Earnings Adjustment                    (6)           $0            $0          $0          $0
                                               -----------------------------------------------
Earnings After Conversion                        $1,030        $1,078      $1,127      $1,185
- ---------------------------------------
Pro-forma Net Worth
- ---------------------------------------
Net Worth at April 30, 1997                     $29,950       $29,950     $29,950     $29,950
Net Conversion Proceeds                          38,128        44,965      51,801      59,668
Plus: MHC Adjustment                   (7)            0             0           0           0
Less:  ESOP Adjustment                 (1)       (3,128)       (3,680)     (4,232)     (4,867)
Less:  MRP Adjustment                  (2)       (1,564)       (1,840)     (2,116)     (2,434)
                                               -----------------------------------------------
Pro-forma Net Worth                             $63,386       $69,395     $75,403     $82,317
- ---------------------------------------
Pro-forma Tangible Net Worth
- ---------------------------------------
Pro-forma Net Worth                             $63,386       $69,395     $75,403     $82,317
Less:  Intangible                      (5)         $352          $352        $352        $352
                                               -----------------------------------------------
Pro-forma Tangible Net Worth                    $63,718       $69,727     $75,735     $82,649
- ---------------------------------------
Pro-forma Assets
- ---------------------------------------
Total Assets at April 30, 1997                 $260,002      $260,002    $260,002    $260,002
Net Conversion Proceeds                         $38,128       $44,965     $51,801     $59,668
Plus: MHC Adjustment                   (7)            0             0           0           0
Less:  ESOP Adjustment                 (1)       (3,128)       (3,680)     (4,232)     (4,867)
Less:  MRP Adjustment                  (2)       (1,564)       (1,840)     (2,116)     (2,434)
                                               -----------------------------------------------
Pro-forma Assets Excluding Adjustment           293,438       299,447     305,455     312,369
Plus:  Adjustment                      (6)            0             0           0           0
                                               -----------------------------------------------
Pro-forma Total Assets                         $293,438      $299,447    $305,455     312,369
- ---------------------------------------
Per Share Data
- ---------------------------------------
Net Worth at April 30, 1997                       $7.66         $6.51       $5.66       $4.92
Estimated Net Proceeds                            $9.75         $9.78       $9.79       $9.81
Plus: MHC Adjustment                              $0.00         $0.00       $0.00       $0.00
Less:  ESOP Stock                                ($0.80)       ($0.80)     ($0.80)     ($0.80)
Less:  MRP Stock                                 ($0.40)       ($0.40)     ($0.40)     ($0.40)
                                                 ------        ------      ------      ------
Pro-forma Net Worth Per Share                    $16.21        $15.09      $14.25      $13.53
Less:  Intangible                                 $0.08         $0.07       $0.06       $0.05
                                                 ------        ------      ------      -----
Pro-forma Tangible Net Worth Per Share           $16.29        $15.16      $14.31      $13.58

Historical Earnings Per Share          (8)        $0.21         $0.18       $0.16       $0.14
Incremental return Per Share           (8)        $0.11         $0.11       $0.11       $0.11
ESOP Adjustment Per Share              (8)       ($0.02)       ($0.02)     ($0.02)     ($0.02)
MRP Adjustment Per Share               (8)       ($0.02)       ($0.02)     ($0.02)     ($0.02)
Normalizing Adjustment Per Share                  $0.00         $0.00       $0.00       $0.00
                                                 ------        ------      ------      ------
Proforma Earnings Per Share            (8)        $0.28         $0.25       $0.23       $0.21

Shares Utilized                                   3,602         4,238       4,874       5,605
- ---------------------------------------
Pro-forma Ratios
- ---------------------------------------
Price/EPS without Adjustment                      11.90         13.33       14.49       15.87
Price/EPS with Adjustment                         11.90         13.33       14.49       15.87
Price/Book Value per Share                        61.69%        66.27%      70.18%      73.91%
Price/Tangible Book Value                         61.39%        65.96%      69.88%      73.64%
Market Value/Assets                               13.32%        15.36%      17.32%      19.48%

(1) ESOP Borrowings are deducted from net worth and assets, and amortized over 10 years.
(2) MRP Borrowings are omitted from net worth and assets, and amortized over 5 years.
(3)  Consists of ESOP and MRP amortization.
(4),(5) Not applicable
(6)  Not applicable
(7) ESOP and MRP are amortized over 10 and 5 years respectively, and tax impacted at 40%.
(8)  All EPS computations are done in accordance with SOP 93-6.

Total Shares Offered                    3,910      4,600      5,290      6,084
Price Per Share                            10         10         10         10
                                      -----------------------------------------
Gross Proceeds                         39,100     46,000     52,900     60,840
Estimated Insider Purchases             1,200      1,200      1,200      1,200
ESOP Purchases                         -3,128     -3,680     -4,232     -4,867
                                      -----------------------------------------
Proceeds to Base Fee On                37,172     43,520     49,868     57,173
Underwriters Percentage                  1.00%      1.00%      1.00%      1.00%
                                      -----------------------------------------
Underwriters Fee                          372        435        499        572
Advisory Fee                                0          0          0          0
                                      -----------------------------------------
Total Underwriters Fee                    372        435        499        572
All Other Expenses                        600        600        600        600
                                      -----------------------------------------
Total Expense                             972      1,035      1,099      1,172

Shares Outstanding                      3,910      4,600      5,290      6,084
Less:  New ESOP Adjustment                313        368        423        487
Less:  Old ESOP Adjustment       (1)        0          0          0          0
Plus:  New SOP 93-6 ESOP Shares  (2)        5          6          7          8
Plus:  Old SOP 93-6 ESOP Shares  (2)        0          0          0          0
                                           --         --         --         --
Shares for all EPS Calculations         3,602      4,238      4,874      5,605

Dilution of Stock Options                          10.85%
Dilution of MRP                                     4.34%


Options Dilution
Shares utilized for Equity              4,301      5,060      5,819      6,692
New Net Worth                         $63,400    $69,411    $75,422    $82,339
New Tangible Net Worth                $63,732    $69,743    $75,754    $82,671
New Net Worth Per Share                 14.74      13.72      12.96      12.30
New Tangible Net Worth Per Share        14.82      13.78      13.02      12.35

MRP Dilution
Shares utilized for Equity              4,066      4,784      5,502      6,327
New Net Worth                         $63,392    $69,402    $75,410    $82,326
New Tangible Net Worth                $63,724    $69,734    $75,742    $82,658
New Net Worth Per Share                 15.59      14.51      13.71      13.01
New Tangible Net Worth Per Share        15.67      14.58      13.77      13.06

                                                                      Exhibit 13


                           First Security Savings Bank
                    Pro-Forma Analysis Sheet with Foundation
                                Includes SOP 93-6


Name of Association:              First Security Savings Bank
Date of Letter to Association:              7/18/97
Date of Market Prices:                      7/10/97


                                                             Comparable                           All Publicly      Recent Standard
                                                              Companies        State Thrifts     Traded Thrifts   Conversion Thrifts
                                         First Security    ---------------    ---------------    ---------------  ------------------
                            Symbols           Value        Mean     Median    Mean     Median    Mean     Median    Mean     Median
                            -------           -----        ----     ------    ----     ------    ----     ------    ----     ------
Price-Earnings Ratio          P/E
- --------------------
 Last Twelve Months                   N/A
 At Minimum of Range                          11.90
 At Midpoint of Range                         13.33        29.46     23.53    41.54     27.71    29.12     22.92    23.50     21.80
 At Maximum of Range                          14.49
 At SuperMaximum of Range                     15.87

Price-Book Ratio              P/B
- ----------------
 Last Twelve Months                   N/A
 At Minimum of Range                          61.92%
 At Midpoint of Range                         66.27%      118.42%   115.95%  120.06%   115.09%  144.89%   134.30%   71.40%    71.80%
 At Maximum of Range                          69.93%
 At SuperMaximum of Range                     73.53%

Price-Tangible Book Ratio     P/TB
- -------------------------
 Last Twelve Months                   N/A
 At Minimum of Range                          61.58%
 At Midpoint of Range                         65.92%      119.43%   118.06%  123.69%   118.06%  150.81%   140.25%   71.30%    71.80%
 At Maximum of Range                          69.59%
 At SuperMaximum of Range                     73.21%

Price-Assets Ratio            P/A
- ------------------
 Last Twelve Months                   N/A
 At Minimum of Range                          12.90%
 At Midpoint of Range                         14.76%       14.20%    14.45%   16.97%    16.20%   16.76%    14.86%   16.90%    15.20%
 At Maximum of Range                          16.54%
 At SuperMaximum of Range                     18.52%

Valuation Parameters
- --------------------
Prior four Mos. Earning Base          Y
  Period Ended April 30, 1997                   $    761(1)

Pre-Conversion Book Value             B
  As of April 30, 1997                          $ 29,950

Pre-Conversion Assets                 A
  As of April 30, 1997                          $260,002

Return on Money                       R             3.54%(2)

Conversion Expenses                             $    965
                                      X             2.34%(3)

Proceeds Not Invested                           $  5,240(4)

Estimated ESOP Borrowings                       $  3,494
ESOP Purchases                        E             8.49%
Cost of ESOP Borrowings                         $    349(5)
Cost of ESOP Borrowings               S             0.00%
Amort of ESOP Borrowings              T               10 Years

Amort of MRP Amount                   N                5 Years
Estimated MRP Amount                            $  1,747(6)
MRP Purchases                         M             4.24%
MRP Expense                                     $    349

Foundation Amount                               $  2,500(7)
Foundation Amount                     F             6.07% 0.00%
Foundation Opportunity Cost                     $     89
Tax Benefit                           Z         $  1,000(8)

Tax Rate                             TAX           40.00%

Percentage Sold                      PCT          100.00%

Amount to be Issued to Public                   $ 41,170(9)

Earnings  Multiplier                                0.33
- ----------
(1)  The expenses of the Foundation are not considered.
(2) Net Return assumes a reinvestment rate of 5.90 percent (the 1 year Treasury at April 30, 1997), and a tax rate of 40%.
(3) Conversion expenses reflect estimated expenses as presented in the offering document.
(4)  Includes Stock from ESOP and MRP
(5)  Assumes ESOP is amortized straight line over ten years.
(6)  Assumes MRP is amortized straight line over five years.
(7)  The Foundation is assumed to be $2.5 million under any scenario.
(8)  The after-tax benefit of the Foundation is assumed to be 40% of Foundation.
(9)  The amount to be offered to public.


                                       Pro Forma Calculation

Calculation of Estimated Value (V) at Midpoint Value

3.    V=                  P/E*Y                                =         $41,170
                          -----
      1-P/E*PCT*((1-X-E-M-F)*R-(1-TAX)*E/T-(1-TAX)*M/N)

2.    V=                P/B*(B+Z)                              =         $41,170
                  1-P/B*PCT*(1-X-E-M-F)

1.    V=                 P/A*A                                           $41,170
                         -----
                  1-P/A*PCT*(1-X-E-M-F)

                                                 Pre-Foundation
- -----------------------------------------------------------------------------------------------------------------
                                                                                   Implied
                               Total    Price per   Total   Exchange  Conversion   Exchange    Gross     Exchange
Conclusion                     Shares     Share     Value    Shares     Shares      Ratio     Proceeds     Value
- ----------                     ------     -----     -----    ------     ------      -----     --------     -----
Appraised Value - Midpoint     4,117       $10     $41,170     --        4,117      0.000      $41,170       $0
Appraised Value - Minimum      3,499       $10     $34,990     --        3,499      0.000      $34,990       $0
Appraised Value - Maximum      4,735       $10     $47,350     --        4,735      0.000      $47,350       $0
Appraised Value - Superrange   5,445       $10     $54,450     --        5,445      0.000      $54,450       $0

                                                    Proforma Effect of Conversion Proceeds
                                                             As of April 30, 1997
                                                            (Dollars in Thousands)
                                                  ------------------------------------------
                                                  Minimum    Midpoint    Maximum    SuperMax
- ---------------------------------------           -------    --------    -------    --------
Conversion Proceeds
- ---------------------------------------
Total Shares Offered                                3,499       4,117      4,735       5,445
Conversion Shares Offered                           3,499       4,117      4,735       5,445
Price Per Share                                  $     10    $     10   $     10    $     10
                                                 --------    --------   --------    --------
Gross Proceeds                                   $ 34,990    $ 41,170   $ 47,350    $ 54,450
Plus:  Value issued to Foundation         (9)       2,500       2,500      2,500       2,500
                                                 --------    --------   --------    --------
Pro Forma Market Capitalization                  $ 37,490    $ 43,670   $ 49,850    $ 56,950
                                                 ========    ========   ========    ========
Gross Proceeds                                   $ 34,990    $ 41,170   $ 47,350    $ 54,450
Less:  Est. Conversion Expenses                  $    908    $    965   $  1,022    $  1,087
                                                 --------    --------   --------    --------
Net Cash Proceeds                                $ 34,082    $ 40,205   $ 46,328    $ 53,363
                                                 ========    ========   ========    ========
Net Cash Proceeds                                $ 34,082    $ 40,205   $ 46,328    $ 53,363
Less:  ESOP Adjustment                    (3)    $  2,999    $  3,494   $  3,988    $  4,556
Less:  MRP Adjustment                     (3)    $  1,500    $  1,747   $  1,994    $  2,278
                                                 --------    --------   --------    --------
Net Proceeds Reinvested                          $ 29,583    $ 34,965   $ 40,346    $ 46,529
                                                 ========    ========   ========    ========
Earnings Before Conversion                       $    761    $    761   $    761    $    761
Estimated Incremental Return                     $    349    $    413   $    476    $    549
Less:  Cost of ESOP                       (4)    $      0    $      0   $      0    $      0
Less:  Amortization of ESOP               (7)    $     60    $     70   $     80    $     91
Less:  MRP Adjustment                     (8)    $     60    $     70   $     80    $     91                5
                                                 --------    --------   --------    --------
Pro-forma Incremental Net Income                 $    229    $    273   $    317    $    367
                                                 --------    --------   --------    --------
Pro Forma Earnings Excluding Adjustment          $    990    $  1,034   $  1,078    $  1,128
Earnings Adjustment                              $      0    $      0   $      0    $      0
                                                 --------    --------   --------    --------
Earnings After Conversion                        $    990    $  1,034   $  1,078    $  1,128
- ---------------------------------------
Pro-forma Net Worth
- ---------------------------------------
Net Worth at March 31, 1997                      $ 29,950    $ 29,950   $ 29,950    $ 29,950
Net Conversion Proceeds                          $ 34,082    $ 40,205   $ 46,328    $ 53,363
Plus: MHC Adjustment                             $      0    $      0   $      0    $      0
Plus: After tax Foundation Contribution          $  1,000    $  1,000   $  1,000    $  1,000
Less: ESOP Adjustment                     (1)      (2,999)     (3,494)    (3,988)     (4,556)
Less: MRP Adjustment                      (2)      (1,500)     (1,747)    (1,994)     (2,278)
                                                 --------    --------   --------    --------
Pro-forma Net Worth                              $ 60,533    $ 65,915   $ 71,296    $ 77,479

- ---------------------------------------
Pro-forma Tangible Net Worth
- ---------------------------------------
Pro-forma Net Worth                              $ 60,533    $ 65,915   $ 71,296    $ 77,479
Less: Intangible                          (5)    $    332    $    332   $    332    $    332
                                                 --------    --------   --------    --------
Pro-forma Tangible Net Worth                     $ 60,865    $ 66,247   $ 71,628    $ 77,811

- ---------------------------------------
Pro-forma Assets
- ---------------------------------------
Total Assets at March 31, 1997                   $260,002    $260,002   $260,002    $260,002
Net Conversion Proceeds                          $ 34,082    $ 40,205   $ 46,328    $ 53,363
Plus: MHC Adjustment                             $      0    $      0   $      0    $      0
Plus: Tax Benefit of Foundation                  $  1,000    $  1,000   $  1,000    $  1,000
Less: ESOP Adjustment                     (1)      (2,999)     (3,494)    (3,988)     (4,556)
Less: MRP Adjustment                      (2)      (1,500)     (1,747)    (1,994)     (2,278)
                                                 --------    --------   --------    --------
Pro-forma Assets Excluding Adjustment             290,585     295,967    301,348     307,531
Plus: Adjustment                                        0           0          0           0
                                                 --------    --------   --------    --------
Pro-forma Total Assets                           $290,585    $295,967   $301,348    $307,531

- ---------------------------------------
Per Share Data
- ---------------------------------------
Net Worth at March 31, 1997                        $ 7.99      $ 6.86     $ 6.01      $ 5.26
Estimated Net Proceeds                             $ 9.09      $ 9.21     $ 9.29      $ 9.37
Plus: MHC Adjustment                               $ 0.00      $ 0.00     $ 0.00      $ 0.00
Plus: Foundation Contribution                      $ 0.27      $ 0.23     $ 0.20      $ 0.18
Less: ESOP Stock                                  ($ 0.80)    ($ 0.80)   ($ 0.80)    ($ 0.80)
Less: MRP Stock                                   ($ 0.40)    ($ 0.40)   ($ 0.40)    ($ 0.40)
                                                 --------    --------   --------    --------
Pro-forma Net Worth Per Share                      $16.15      $15.09     $14.30      $13.60
Less: Intangible                                   $ 0.09      $ 0.08     $ 0.07      $ 0.06
                                                 --------    --------   --------    --------
Pro-forma Tangible Net Worth Per Share             $16.24      $15.17     $14.37      $13.66

Historical Earnings Per Share             (8)      $ 0.22      $ 0.19     $ 0.17      $ 0.15
Incremental return Per Share              (8)      $ 0.10      $ 0.10     $ 0.10      $ 0.10
ESOP Adjustment Per Share                 (8)     ($ 0.02)    ($ 0.02)   ($ 0.02)    ($ 0.02)
MRP Adjustment Per Share                  (8)     ($ 0.02)    ($ 0.02)   ($ 0.02)    ($ 0.02)
Earnings Adjustment                       (8)      $ 0.00      $ 0.00     $ 0.00      $ 0.00
                                                 --------    --------   --------    --------
Proforma Earnings Per Share               (8)      $ 0.28      $ 0.25     $ 0.23      $ 0.21

Shares Utilized                                     3,454       4,024      4,593       5,247

- ---------------------------------------
Pro-forma Ratios
- ---------------------------------------
Price/EPS without Adjustment                        11.90       13.33      14.49       15.87
Price/EPS with Adjustment                           11.90       13.33      14.49       15.87
Price/Book Value per Share                          61.92%      66.27%     69.93%      73.53%
Price/Tangible Book Value                           61.58%      65.92%     69.59%      73.21%
Market Value/Assets                                 12.90%      14.76%     16.54%      18.52%

(1) ESOP Borrowings are deducted from net worth and assets, and amortized over 15 years.

(2) MRP Borrowings are omitted from net worth and assets, and amortized over 5 years.

(3)  Consists of ESOP and MRP amortization.

(4)  The ESOP loan is from Holding Company and therefore, there are no costs.

(5)  Not applicable

(6)  Not applicable

(7) ESOP and MRP are amortized over 15 and 5 years respectively, and tax impacted at 40%.

(8)  All EPS computations are done in accordance with SOP 93-6.

(9)  The Foundation is assumed to be $2.5 million under any scenario.

Total Shares Offered               3,499      4,117      4,735      5,445
Price Per Share                       10         10         10         10
                                  ------     ------     ------     ------
Gross Proceeds                    34,990     41,170     47,350     54,450
Estimated Insider Purchases       -1,200     -1,200     -1,200     -1,200
ESOP Purchases                    -2,999     -3,494     -3,988     -4,556
                                  ------     ------     ------     ------
Proceeds to Base Fee On           30,791     36,476     42,162     48,694
Underwriters Percentage             1.00%      1.00%      1.00%      1.00%
                                  ------     ------     ------     ------
Underwriters Fee                     308        365        422        487
Advisory Fee                           0          0          0          0
                                  ------     ------     ------     ------
Total Underwriters Fee               308        365        422        487
All Other Expenses                   600        600        600        600
                                  ------     ------     ------     ------
Total Expense                        908        965      1,022      1,087

Shares Outstanding                 3,749      4,367      4,985      5,695
Less:  New ESOP Adjustment           300        349        399        456
Less:  Old ESOP Adjustment             0          0          0          0
Plus:  New SOP 93-6 ESOP Shares        5          6          7          8
Plus:  Old SOP 93-6 ESOP Shares        0          0          0          0
                                  ------     ------     ------     ------
Shares for all EPS Calculations    3,454      4,024      4,593      5,247





Dilution of Stock Options          10.85%
Dilution of RRP                     4.34%

                                                           Post Foundation
- ------------------------------------------------------------------------------------------------------------------------------------
                                                       Shares Issued
                                    Shares     -----------------------------                          Implied
                                  Issued and   Price per      to       Total   Exchange  Conversion  Exchange    Gross     Exchange
                                  Exchanged      Share    Foundation  Shares    Shares     Shares      Ratio    Proceeds     Value
                                  ---------      -----    ----------  ------    ------     ------      -----    --------     -----
Minimum                              3,499        $10          250     3,749      --        3,499     #DIV/0!    $34,990      $0
Midpoint                             4,117        $10          250     4,367      --        4,117     #DIV/0!    $41,170      $0
Maximum                              4,735        $10          250     4,985      --        4,735     #DIV/0!    $47,350      $0
Supermaximum                         5,445        $10          250     5,695      --        5,445     #DIV/0!    $54,450      $0


Options Dilution
Shares utilized for Equity           3,849        4,529      5,209     5,990
New Net Worth                      $60,546      $65,929    $71,313   $77,498
New Tangible Net Worth             $60,878      $66,261    $71,645   $77,830
New Net Worth Per Share                 15.73        14.56      13.69     12.94
New Tangible Net Worth Per Share        15.82        14.63      13.76     12.99

MRP Dilution
Shares utilized for Equity           3,639        4,282      4,924     5,663
New Net Worth                      $60,538      $65,921    $71,303   $77,487
New Tangible Net Worth             $60,870      $66,253    $71,635   $77,819
New Net Worth Per Share                 16.64        15.40      14.48     13.68
New Tangible Net Worth Per Share        16.73        15.47      14.55     13.74

                                   Exhibit 14

                                  [FINPRO LOGO]

       About the Firm


FinPro, Inc. was established in 1988 as a full service management consulting firm specializing in providing advisory services to the Financial Institutions Industry. FinPro provides management advisory services for Banks, Thrifts, Finance Companies and NonBank Banks. Additionally, FinPro has performed work for the Federal Bankruptcy Court, Federal Deposit Insurance Corporation, Office of Thrift Supervision and the Resolution Trust Corporation. FinPro is recognized as an expert in banking and in loan analysis by the Federal Bankruptcy Court.

FinPro is independently owned, not associated or affiliated with any transaction oriented firm. This provides FinPro with an unbiased platform from which to make analytical recommendations. FinPro believes that a client deserves to be told all of the alternatives, along with their associated benefits and downsides and that a decision should be made on its merits. This uniquely positions FinPro as an objective third party willing to suggest the unpopular strategies, unlike its competitors who rely on a transaction to get paid.

FinPro is headquartered in Liberty Corner, New Jersey and has a branch office in Buffalo, New York. FinPro focuses geographically on the Mid-Atlantic region, but has performed work in all other regions across the nation.

FinPro principals are frequent speakers and presenters at financial institution trade association functions. In addition, FinPro designed the Statistical Report Analysis currently produced quarterly by the New Jersey Savings League for its members. FinPro also hosts a tri-annual President's Breakfast for Presidents of New Jersey Community Banks.

FinPro maintains a library of databases encompassing bank and thrift capital markets data, census data, branch deposit data, national peer data, market research data along with many other related topics. As such, FinPro can provide quick, current and precise analytical assessments based on timely data. In addition, FinPro's geographic mapping capabilities give it a unique capability to thematically illustrate multiple issues and to provide targeted marketing opportunities to its clients.

FinPro, Inc.
About the Firm                                                           Page: 2
- --------------------------------------------------------------------------------


FinPro has also designed and built PC-based software programs to utilize as tools in its work. Examples include:

          o A proprietary software program (LaRS (R)) to perform loan review analytics.

          o    A duration based asset/liability model.

          o A five year strategic planning, three year business planning, and one year budgetary model that completely simulates an entire institution.

          o    A branch and product profitability model.

          o    A market performance grid and branch improvement grid model.

Using systems such as these, FinPro provides state-of-the-art end products in all of its product and service areas.

FinPro, Inc.
About the Firm                                                           Page: 3
- --------------------------------------------------------------------------------


     Key Player Biographies


         Donald J. Musso - Managing Director and President

            Donald founded FinPro, Inc. in 1987 as a consulting and investment banking firm located in New Jersey that specializes in providing advisory services to the financial institutions industry. Mr. Musso has a broad background in capital markets, bank valuations, enhancing franchise value, corporate finance, mergers and acquisitions, asset/liability management, strategic planning, market feasibility and differentiation, branch acquisition, sales, consolidation and profitability, financial modeling and analysis, balance sheet restructuring, product and segment profitability, business development and project management. Besides his consulting experience, he has solid industry experience, having worked for two $10 billion plus east coast financial institutions.

            Mr. Musso has provided expert testimony on financial institutions matters for the Federal Bankruptcy Court, the Office of Thrift Supervision and the United States Attorney's Office.

            He is a frequent speaker on Financial Institution related topics and has assisted trade groups in various activities.

            Prior to establishing FinPro, Donald had direct industry experience having managed the Corporate Planning and Mergers and Acquisitions departments for Meritor Financial Group, a $20 billion institution in Philadelphia. Before that, he had responsibility for the banking, thrift and real estate consulting practice in the State of New Jersey for Deloitte Haskins & Sells.

            Donald has a B.S. in Finance from Villanova University and a M.B.A. in Finance from Fairleigh Dickenson University.

FinPro, Inc.
About the Firm                                                           Page: 4
- --------------------------------------------------------------------------------


         Steven P. Musso - Managing Director

            Steve joined FinPro in 1989 and is one of the founding members of the firm. He has extensive experience in performing a wide array of market feasibility studies, branch profitability analysis, CRA analysis, loan reviews and work-outs and strategic planning engagements.

            Steve manages the FinPro office in Western New York. Additionally, he is responsible for managing many strategic planning, loan reviews, market feasibility and CRA engagements.

            Steve is responsible for the development of FinPro's CRA, market feasibility and Loan Review products.

            Steve is currently a licensed real estate agent in New Jersey. Prior
            to  joining  FinPro  he  practiced  real  estate  in   Philadelphia,
            Pennsylvania.

            Mr. Musso has a B.S. in Finance from Syracuse University.

FinPro, Inc.
About the Firm                                                           Page: 5
- --------------------------------------------------------------------------------


         Kenneth G. Emerson, CPA - Director

            Ken joined FinPro in October 1996 and has concentrated on bank valuations, strategic plans, and branch profitability. His twelve years of experience at banks and brokerage firms, with respect to accounting, reporting, and information systems serve him well in this capacity. Ken's prior employers include Summit Bancorp, Valley Savings Bank, Howard Savings Bank, Carteret Mortgage Company, CIT Data Corp., and Mahler & Emerson Inc. While at those institutions his responsibilities included asset/liability, cash, back office, operations, objective, and LAN management, in addition to regulatory reporting (FRB, FDIC, OTS, State of New Jersey Department of Banking, and NASD), SEC reporting, shareholder reporting, budgeting, acquisitions, sales, conversions, interfaces, and FASB implementation.

            Mr.  Emerson  has a B.A.  in  Accounting  from  Franklin  & Marshall
            College.

FinPro, Inc.
About the Firm                                                           Page: 6
- --------------------------------------------------------------------------------


         Dennis E. Gibney - Senior Financial Analyst

            Dennis has been concentrating on the firm's asset/liability products. market feasibility, competitive analysis, branch profitability and branch sales/acquisitions are other areas of specialization.

            Dennis joined the firm in June of 1996. He received a B.S. from Babson College with a triple-major in Finance, Investments and Economics. Prior to joining the firm, Dennis received broad based experience in the securities industry.

            Dennis worked for Merrill Lynch & Co. supporting their Mortgage-Backed trading desk in New York as an Allocations Specialist and for Sandler O'Neill & Partners, where he provided sales and trade support.